UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esq.
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31, 2017
Date of reporting period: January 1, 2017 – June 30, 2017

Item 1. Reports to Shareholders.

JUNE 30, 2017

2017 Semiannual
Review and Report to Shareholders

Royce Dividend Value Fund

Royce Global Financial Services Fund

Royce International Micro-Cap Fund

Royce International Premier Fund

Royce Low-Priced Stock Fund

Royce Micro-Cap Fund

Royce Micro-Cap Opportunity Fund

Royce Opportunity Fund

Royce Pennsylvania Mutual Fund

Royce Premier Fund

Royce Small-Cap Leaders Fund

Royce Small-Cap Value Fund

Royce Small/Mid-Cap Premier Fund

Royce Smaller-Companies Growth Fund

Royce Special Equity Fund

Royce Special Equity Multi-Cap Fund

Royce Total Return Fund

roycefunds.com

Table of Contents

Semiannual Review

Letter to Our Shareholders	2

Performance and Expenses	8

The Royce Funds and Rolling Returns	9

Semiannual Report to Shareholders

Managers’ Discussions of Fund Performance

Royce Dividend Value Fund	10

Royce Global Financial Services Fund	12

Royce International Micro-Cap Fund	14

Royce International Premier Fund	16

Royce Low-Priced Stock Fund	18

Royce Micro-Cap Fund	20

Royce Micro-Cap Opportunity Fund	22

Royce Opportunity Fund	24

Royce Pennsylvania Mutual Fund	26

Royce Premier Fund	28

Royce Small-Cap Leaders Fund	30

Royce Small-Cap Value Fund	32

Royce Small/Mid-Cap Premier Fund	34

Royce Smaller-Companies Growth Fund	36

Royce Special Equity Fund	38

Royce Special Equity Multi-Cap Fund	40

Royce Total Return Fund	42

Schedules of Investments and Financial Statements	44

Notes to Financial Statements	110

Understanding Your Fund’s Expenses	125

Trustees and Officers	127

Board Approval of Investment Advisory Agreements	128

Notes to Performance and Other Important Information	131

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Letter to Our Shareholders

SMALL-CAP’S LONG AND WINDING ROAD
A good start for small-caps in 2017 masked
some key reversals
In a solid first half for small-cap stocks, the Russell 2000 Index gained 5.0% for the year-to-date period ended June 30, 2017. This followed a terrific 2016, in which the small-cap index advanced 21.3%. From our perspective as small-cap specialists, however, the big news in small-cap last year was the occurrence of three key reversals: leadership for value, improved results for cyclicals, and higher overall returns for small-caps than for large-caps. Perhaps because we had been waiting for so long—and based on history, we endured an inordinately protracted wait for value to resume leadership over growth—we were convinced as we entered 2017 that these reversals would remain in place. Yet the first half saw leadership shifting yet again, as large-caps, growth, and non-cyclicals (especially healthcare) all took the lead after lagging, some significantly, in 2016. (In addition, non-U.S. equities surged, though this came after several years of underperformance). The result was a small-cap market with narrow leadership for growth through most of the first six months.
Recent rotations in small-cap style leadership could be seen clearly in the one-year results for the period ended June 30, 2017. The two style indexes finished the 12-month period in remarkably similar places—the Russell 2000 Value Index climbed 24.9% versus a gain of 24.4% for the Russell 2000 Growth Index—though their respective paths were strikingly divergent.

A Tale of Two Halves 1-Year Return Russell 2000 Value and Russell 2000 Growth

In the second half of 2016, the small-cap value index rose 24.2% versus 13.1% for growth, while in the first half of 2017, value rose only 0.5% compared to a 10.0% increase for its growth sibling—A Tale of Two Halves. Our interpretation of these actions is that the first half of 2017 marked a catch-up phase for last year’s laggards and a pause for 2016’s leaders.

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LETTER TO OUR SHAREHOLDERS

It’s important to remember that we are still walking the road back to normalization. This is not a straight road—and it was never going to be. If 2017’s first half showed us anything, it was that the path back to normalization (and away from zero interest rates and abundant financial liquidity) will be a winding one with a few sharp twists and turns.

Given leadership for growth and non-cyclicals in a period of lackluster economic growth, some market commentators have compared the first half of 2017 to 2015, a year in which growth stocks shined while cyclicals suffered. Growth’s recent leadership notwithstanding, however, 2017 looks nothing like 2015. Today’s environment features rising interest rates, quantitative easing is unwinding in the U.S. (with signs that Europe will soon follow suit), and an increasing amount of data shows a global economy that’s beginning to heat up. In our view, this environment seems significantly different than it did during growth’s last period of extended leadership, which featured anemic global growth and the looming threat of renewed recessions. It’s important to remember that we are still walking the road back to normalization. This is not a straight road—and it was never going to be. If 2017’s first half showed us anything, it was that the path back to normalization (and away from zero interest rates and abundant financial liquidity) will be a winding one with a few sharp twists and turns. We think that we are far from a new regime for growth. In fact, the environment still looks very conducive, at least to us, for value’s leadership to resume and continue—driven by cyclical industries positioned to benefit from global growth.

CAN THE LOW ROAD LEAD TO OUTPERFORMANCE?
Attractive returns for small-caps in the low-return world we anticipate
Our cautious optimism is tempered by an important caveat—the likelihood of lower returns for small-cap stocks than we experienced over the past five years. We make no secret of our belief in reversion to the mean—and the Russell 2000’s 13.7% average annual total return for the five-year period ended June 30, 2017 was higher

Rolling 5-Year Returns vs. Latest 5-Year Avg. Annual Total Return Russell 2000 Average Monthly Rolling Average Annual Total Return for 5-Year Periods Through 6/30/17

than its rolling monthly five-year average since the inception of the small-cap index on 12/31/78—a gain of 10.6%.
   In addition, the chart above shows that small-cap’s rolling five-year returns over the past 15- and 25-year periods are also lower than the current five-year average for the Russell 2000. This explains why we see a high probability of lower small-cap returns over the next few years—our take is based on reversion to the mean.
That said, we still see positive, and quite likely very competitive, returns for small-caps ahead, with an argument that rests on two primary factors—the reasonable state of current valuations and the prospect for earnings strength and/or improvement.

Equity Indexes as of June 30, 2017 (%)

	YTD[1]	1-YR	3-YR	5-YR	10-YR

Russell 2000	4.99	24.60	7.36	13.70	6.92

Russell 2000 Value	0.54	24.86	7.02	13.39	5.92

Russell 2000 Growth	9.97	24.40	7.64	13.98	7.82

S&P 500	9.34	17.90	9.61	14.63	7.18

Russell 1000	9.27	18.03	9.26	14.67	7.29

Nasdaq Composite	14.07	26.80	11.68	15.91	8.96

Russell Midcap	7.99	16.48	7.69	14.72	7.67

Russell Microcap	4.23	27.60	6.69	13.73	5.47

Russell Global ex-U.S. Small Cap	15.01	19.59	2.85	9.24	2.47

Russell Global ex-U.S. Large Cap	14.30	20.61	1.05	7.63	1.40

[1] Not annualized
For details on The Royce Funds’ performance in the period, please turn to the Managers’ Discussions that begin on page 10.
Past performance is no guarantee of future results.

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LETTER TO OUR SHAREHOLDERS

We see positive, and quite likely very competitive, returns for small-caps ahead. Our argument rests on two primary factors—the reasonable state of current valuations and the prospect for earnings strength and/or improvement.

While it is true that current small-cap valuations are elevated compared with history, it is also true that within a context of low bond yields, small-caps appear cheap versus bonds.

Two Perspectives on Small-Cap Market Valuation Through 6/30/17

EV/EBIT > Long-term Average Suggests small-caps are more than fully valued Equity Risk Premium > Long-term Average Suggests small-caps are undervalued

Enterprise Value (EV) is calculated by adding a company’s market capitalization, long-term debt, preferred stock, and minority interest, then subtracting cash. EBIT is earnings before interest and tax. EV/EBIT is a harmonic weighted average. Cap Rate is a simple weighted average. Equity Risk Premium is the excess return that an equity investment provides over a risk-free rate, generally defined as the return from U.S. Treasury bonds.

   In addition, valuations actually became more attractive for small-cap companies as a whole in the first half of 2017, as earnings advanced at a faster rate than stock prices. At the end of 2016, the average P/E ratio for the Russell 2000 was 22.9x while at the end of June 2017 it had fallen to 21.7x. During this same period, the yield on the 10-year Treasury yield dropped from 2.4% to 2.3%, further increasing small-cap’s attractiveness versus bonds.
Regarding the earnings outlook, our own analyses, our regular discussions with company management teams, and research from our friends at Strategas all reveal a quietly optimistic sales and earnings outlook for many small-cap businesses over the next couple of years, especially if global growth continues to heat up. Small-cap earnings announcements in July 2017 offered some initial, if anecdotal, support for this thesis.
   We contend that if inflation stays below its historical average, then valuations can stay above their historical levels. We believe valuations do not need to increase from this point for small-caps to advance, and if small-caps can track earnings growth, then an expectation of mid- to high-single-digit returns over the next several years seems reasonable to us. In the low-return world we are anticipating, that could be a very competitive return.

TWO ROADS DIVERGING IN THE SMALL-CAP WORLD
Why mean reversion and history favor small-cap value

Of course, active small-cap managers do not buy the whole market—at least they shouldn’t. If we have sketched a reasonably accurate roadmap for this journey to normalization (of which higher interest rates are a crucial feature), it would have significant implications for investment approaches. Seeing in essence a mirror image of the 2011-2015 period, we think the road to normalization will continue to have divergent paths, with outperformance for value, cyclical, and active management and underperformance for growth, defensive, and passive strategies.
Our favorable view of value is rooted in three observations: value’s long-term historical outperformance record versus growth, mean reversion for growth’s performance, and the interest-rate sensitivity of growth stock valuations. Below is a chart showing the most recent five-year returns for the small-cap value and growth indexes

Latest 5-Year Average Annual Total Returns vs. Average Monthly Rolling Average Annual Total 5-Year Returns Through 6/30/17

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LETTER TO OUR SHAREHOLDERS

compared with the average five-year returns over all monthly rolling periods since inception (12/31/78). While the most recent five-year period may be seen as highly supportive for financial assets, small-cap value exceeded its historical five-year average return by only about 100 basis points, while its growth equivalent exceeded its historical average by approximately 550 basis points. Reversion to the mean strongly suggests a very challenging road ahead for small-cap growth stocks.
In addition, valuations for cyclicals within small-cap look attractive versus defensives. The metric we prefer to use when examining valuations is the median relative enterprise value (“EV”) over earnings before interest and taxes (“EBIT”). We calculated it over the last 12 months ended June 30, 2017, excluding the companies in the Russell 2000 with negative EBIT. We think this gives a clear picture of the relative attractiveness of cyclicals versus defensive stocks. The results can be seen in the chart above, which shows that valuations for cyclical versus defensive sectors were below their long-term average at the end of June. We feel good about small-cap valuations for our preferred companies and see the greatest earnings potential for small-caps in cyclical areas of the market. Indeed, one of the underappreciated aspects of small-cap cyclicals is the degree to which many look poised to participate in global economic expansion.
In fact, we would offer a qualified dissent to the idea that small-caps would be in a relatively unfavorable position if international economies outpace the rate of growth in the U.S. To be sure, this notion is sound enough when applied to the small-cap universe as a whole—the average company in the Russell 2000 derived only 19.8% of its sales from outside the U.S. at the end of June, compared to about 40% for the S&P 500. However, the level of foreign sales varies considerably by sector and industry in the Russell 2000, with Information Technology (44.1%) and Materials (33.4%) having the highest percentages of revenue derived from non-U.S. sources by sector.

Valuations for Cyclical Sectors Look Cheap vs. Defensives Cyclical vs. Defensive Stocks Within the Russell 2000 Median Relative LTM EV/EBIT[1] Ex. Negative EBIT Through 6/30/17

[1]	Last Twelve Months Enterprise Value/Earnings Before Interest and Taxes
Cyclical Definition: Consumer Discretionary, Energy, Financials, Industrials, Information Technology, Materials.
Defensive Definition: Consumer Staples, Health Care, Real Estate, Telecommunication Services, Utilities

Source: Factset

   There are also certain other cyclical industries, including auto components (47.2%) and machinery (35.9%), that boast significant international exposure and therefore appear well positioned to benefit from global expansion. Additionally, with the dollar weakening, we expect to see heightened demand for U.S. exports. As experienced small-cap specialists, we see a rebounding global economy as being a potential advantage for active managers who, like us, carry more of a cyclical tilt in their portfolios.
Granted, our earnings-centric outlook pivots on there being not simply the tailwind of solid earnings and relatively attractive valuations for select cyclicals but also headwinds for growth and defensive companies. Rising interest rates, for example, are more likely to benefit companies with EPS growth and mute multiple expansion. In this Goldilocks, “not too fast, not too slow” economic environment, we expect higher-quality companies (as measured by

Information Technology & Materials Had Highest Percentage of Foreign Revenue for the 12 Months Ended 6/30/17 Russell 2000 GICS Sectors

Source: Factset

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LETTER TO OUR SHAREHOLDERS

We feel good about small-cap valuations for our preferred companies and see the greatest earnings potential for small-caps in cyclical areas of the market. Indeed, one of the underappreciated aspects of small-cap cyclicals is the degree to which many look poised to participate in global economic expansion.

high returns on invested capital) to have an advantage. Companies that are able to make steady progress and fund their growth from internal cash flow rather than relying on increasingly pricey external sources of capital should be in a superior position to their financially less stable competitors.

SMALL-CAP’S SILK ROAD
The current opportunity in international small-cap
Additionally, there are timely opportunities in international small-cap stocks. As shown below, the trailing 10-year return for international small-caps is significantly lower than its long-term average. A regression to the mean of historical returns would result in more favorable performance. Prior to 2017, the Russell Global ex-U.S. Small Cap had underperformed the Russell 2000 by the widest spread since the inception of the non-U.S. small-cap index in July 1996. As of June 30, 2017, the performance spread between the two indexes was just shy of this lowest point. So while there is no guarantee of the course of future returns, we think the long-term performance history of the two small-cap indexes suggests that a multi-year run for international small-caps is possible. In our view, this is especially relevant when evaluating the opportunity in these companies.

Recent Returns for non-U.S. Small-Caps are at Low End of History Russell Global ex-U.S. Small Cap Index Quarterly Rolling 10-Year Returns as of 6/30/17

All of this adds up to an environment that appears supportive for active management. Three market environments have historically provided opportunities for many active managers—when value leads, when volatility rises, and when overall market returns are low. All three look more likely than not to us. To the last point, it’s interesting to note what’s shown in the following chart: active managers, with the Morningstar Small Cap Blend Category Average serving as a proxy, had their widest outperformance spread in the five-year periods when the Russell 2000 returned between 5-10%. This is exactly the environment that we think is most likely.

Monthly Rolling 5-Year U.S. Small Blend[1] Average Excess Returns During Russell 2000 Return Ranges From 12/31/73 through 6/30/17

1 There were 524 U.S. Fund Small Blend Funds tracked by Morningstar with at least five years of performance history as of 6/30/17.
The excess return for a Morningstar category would be the category’s return for the period minus the Index return.

GO WITH THE FLOW
Corrections are historically typical within small-cap
Of course, the road to a lower-return environment likely entails a correction. We do not see this as chilling or discouraging news. Within small-cap, some kind of realignment of stock prices is common. In 18 of the last 20 calendar years, the Russell 2000 had an intra-year decline of at least 10% (and a downturn of 9.6% occurred in one of the two years that escaped the 10%-plus fall). Over the last 20 calendar years, the median intra-year correction was 14.2% while so far in 2017, the Russell 2000’s biggest decline was 4.7%. So we lean toward the likelihood of a pullback in the 8-12% range. We do not see it going much deeper than that because, at least currently, we see none of the signs of a major market top or a recession.
Additionally, many market watchers were expecting a correction toward the end of the first quarter, and as of this writing we

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LETTER TO OUR SHAREHOLDERS

Year-to-Date vs. Median Intra-Year Decline Largest Russell 2000 Intra-Year Declines Through 6/30/17

still have not seen one even in the midst of ample economic and political uncertainty. When this 20-year history is linked with the fact that we have still not experienced anything like a real correction since the February 2016 small-cap trough, then a downturn looks more than probable to us. So while we are confident that many small-cap companies are in fundamentally solid, even strong, shape, we have also seen over the years that markets simply do not keep ascending for this long without a little air being let out of them.
THE ROAD LESS TRAVELED A challenging path worth taking
To be sure, the current environment offers a number of challenges for small-cap investors. Yet we believe it also looks favorable for those who walk the road less traveled—those with disciplined small-cap active management approaches that are geared more globally. Current uncertainty should sooner or later result in higher levels of volatility. (Indeed, perhaps the oddest feature of 2017’s first half was its bullish placidity in the face of so much uncertainty—the 10-year Treasury showed as much, if not more, volatility in the year’s first six months as the stock market.) And we see increased volatility as potentially working to the advantage of the disciplined active manager.
   There is also the possibility of fiscal or regulatory support from Washington, which could of course help small-caps. Our view, however, is that investors place undue emphasis on this. We take issue with the common assumption that small-caps cannot continue to advance without a cocktail combining corporate tax cuts, deregulation, and infrastructure spending. Our outlook of measured optimism is not grounded on which policies emerge (or do not emerge) from Washington.
Ultimately, of course, the success of what we do hinges on the companies in which we invest. On that score, we are encouraged. The ongoing optimism we have been hearing every day from management teams, for example, contradicts the expectation of an economic slowdown. Order books are continuing to fill up, and the majority of the companies we have been meeting with remain confident about their business. That in turn gives us ample confidence in what we do. We are convinced that small-cap active management approaches can remain successful as long as there is a reasonable amount of economic growth, whether here at home or overseas. Simply put, we see modest global economic growth leading to decent earnings growth which should result in moderate advances for small-caps as a group and greater advances for companies in cyclical businesses. Our advice? “Stay active, my friends.”

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chairman,	Chief Executive Officer, and	Co-Chief Investment Officer,
Royce & Associates, LP	Co-Chief Investment Officer,	Royce & Associates, LP
Royce & Associates, LP

July 31, 2017

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Performance and Expenses

Performance and Expenses
	AVERAGE ANNUAL TOTAL RETURNS (%)								ANNUAL OPERATING EXPENSES (%)
	YTD[1]	1-YR	5-YR	10-YR	15-YR	20-YR	40-YR/SINCE INCEPTION	INCEPTION DATE	GROSS	NET

Royce Dividend Value Fund	7.72	20.07	11.02	6.85	N/A	N/A	8.74	5/3/04	1.34	1.34

Royce Global Financial Services Fund	9.83	23.41	14.13	5.85	N/A	N/A	8.17	12/31/03	1.78	1.60

Royce International Micro-Cap Fund	15.23	22.27	8.97	N/A	N/A	N/A	3.57	12/31/10	3.35	1.64

Royce International Premier Fund	22.33	20.11	11.66	N/A	N/A	N/A	7.18	12/31/10	1.84	1.44

Royce Low-Priced Stock Fund	0.97	20.17	3.88	2.09	6.21	8.94	9.91	12/15/93	1.53	1.50

Royce Micro-Cap Fund	2.01	23.04	5.32	3.11	7.61	8.98	10.91	12/31/91	1.48	1.48

Royce Micro-Cap Opportunity Fund	9.77	31.77	12.69	N/A	N/A	N/A	12.85	8/31/10	1.30	1.24

Royce Opportunity Fund	8.17	36.10	13.83	6.59	10.25	11.95	12.39	11/19/96	1.19	1.19

Royce Pennsylvania Mutual Fund	4.81	23.17	11.68	5.93	9.19	9.91	13.09	N/A	0.93	0.93

Royce Premier Fund	8.70	25.54	10.62	7.20	10.78	10.42	11.61	12/31/91	1.16	1.16

Royce Small-Cap Leaders Fund	1.14	19.80	9.04	5.72	N/A	N/A	9.43	6/30/03	1.58	1.49

Royce Small-Cap Value Fund	-4.21	12.22	7.87	3.75	10.00	N/A	9.26	6/14/01	1.49	1.49

Royce Small/Mid-Cap Premier Fund	5.68	18.27	10.11	5.73	9.04	11.39	12.33	12/27/95	1.30	1.30

Royce Smaller-Companies Growth Fund	11.26	26.08	12.35	4.53	10.98	N/A	11.42	6/14/01	1.51	1.49

Royce Special Equity Fund	-0.36	21.63	10.45	7.31	8.85	N/A	9.26	5/1/98	1.17	1.17

Royce Special Equity Multi-Cap Fund	5.95	21.04	10.14	N/A	N/A	N/A	9.96	12/31/10	1.34	1.24

Royce Total Return Fund	2.78	19.09	12.15	6.24	8.76	9.33	10.82	12/15/93	1.21	1.21

INDEX

Russell 2000 Index	4.99	24.60	13.70	6.92	9.19	7.98	N/A	N/A	N/A	N/A

Russell Microcap Index	4.23	27.60	13.73	5.47	8.44	N/A	N/A	N/A	N/A	N/A

Russell 2500 Index	5.97	19.84	14.04	7.42	9.98	9.19	N/A	N/A	N/A	N/A

Russell 1000 Index	9.27	18.03	14.67	7.29	8.62	7.42	N/A	N/A	N/A	N/A

Russell Global ex-U.S. Small Cap Index	15.01	19.59	9.24	2.47	9.92	6.37	N/A	N/A	N/A	N/A

1 Not annualized.

Important Performance, Expense, and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Investment and Service Class shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund (2% for Royce International Micro-Cap and International Premier Funds). Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and expense information reflects results of the Funds’ oldest share Class (Investment Class or Service Class, as the case may be). Price and total return information is based on net asset values calculated for shareholder transactions. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and service fees, other expenses, and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, excluding brokerage commissions, taxes, interest litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business, to the extent necessary to maintain net operating expenses at or below: 1.49% for Royce Global Financial Services, Low-Priced Stock, Small-Cap Leaders, and Smaller-Companies Growth Funds; 1.64% for Royce International Micro-Cap Fund; 1.44% for Royce International Premier Fund; 1.24% for Royce Micro-Cap Opportunity and Special Equity Multi-Cap Funds through April 30, 2018; at or below: 1.99% for Royce International Micro-Cap Fund through April 30, 2027. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies.

Service Class shares bear an annual distribution expense that is not borne by the Funds’ Investment Class. If such distribution expenses had been reflected for Funds showing Investment Class performance, returns would have been lower. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Certain Funds invest a significant portion of their respective assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. (Please see “Investing in Foreign Securities” in the prospectus.) Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. (Please see “Primary Risk of Fund Investors” in the prospectus.) Certain Funds generally invest a significant portion of their assets in a limited number of stocks, which may involve considerably more risk than a more broadly diversified portfolio because a decline in the value of any of these stocks would cause their overall value to decline to a greater degree. A broadly diversified portfolio, however, does not ensure a profit or guarantee against loss. This Review and Report must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 2500 is an unmanaged, capitalization-weighted index of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 1000 is an unmanaged, capitalization-weighted index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3,000 Index. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The performance of an index does not represent exactly any particular investment as you cannot invest directly in an index. Distributor: Royce Fund Services, LLC.

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The Royce Funds and Rolling Returns

We believe strongly in the idea that a long-term perspective is crucial for determining the success of an investment approach. Flourishing in an up market is wonderful, but surviving a bear market by losing less (or not at all) is equally desirable. In any case, the true tests of a portfolio’s mettle are results over bull and bear periods. This is why we prefer to examine results that include up and down market phases—primarily by looking at rolling return periods.

When evaluating fund performance, it is common practice to review results for the most recent year (often the calendar year) along with its related longer-term trailing periods. However, a calendar-year return is not necessarily any more or less important to consider than any other 12-month period (or related trailing period) during a manager’s tenure. It is also true that few investors buy mutual funds on New Year’s Eve and then sell exactly five or 10 years later. Of course, the reality is that trailing returns ending last month or last quarter are the most commonly available and easily comparable results, so these otherwise arbitrary periods often drive investor decisions and flows.
    Keeping in mind that investors will buy and sell at any time throughout any given year, we think it makes sense to examine performance over a larger series of dates. We believe rolling returns offer a more effective measure because they provide a more accurate and in-depth picture of a portfolio’s performance. Rather than “point-in-time” results anchored by the end of the month or quarter, rolling returns account for the fact that investors typically do not invest at the beginning of the current five- or 10-year period but instead are in fact investing over many periods.
    So instead of assuming that an investment was made on January 1, rolling returns calculate all of the periods starting not only in January, but also in February, March, April, etc. For example, a monthly five-year rolling return accounts for all of the five-year returns beginning at a given inception date and advancing one month sequentially. This method allows an investor to evaluate the consistency of a fund’s performance over time—including the ups and downs of market cycles, which are an important test of a manager’s skill.

    We believe that rolling returns provide a particularly robust analytical tool for evaluating manager performance, especially during volatile periods when simply shifting the performance date range one or two months in either direction can paint a very different picture.

Royce Funds[1] vs. The Benchmark[2]
Monthly Rolling Average Annual Return Periods and Relative Results Since Fund Inception or Most Recent 20 Years through 6/30/17

	Average Annual 10-Year Rolling Return				Average Annual 5-Year Rolling Return
FUND	PERIODS BEATING THE INDEX		FUND AVG (%)[3]	INDEX AVG (%)[3]	PERIODS BEATING THE INDEX		FUND AVG (%)[3]	INDEX AVG (%)[3]

U.S. EQUITY

Dividend Value	29/38	76%	7.8	7.3	57/98	58%	8.8	8.2

Low-Priced Stock	66/121	55%	8.2	6.7	119/181	66%	8.7	7.7

Micro-Cap	60/85	71%	7.9	6.2	92/145	63%	8.5	7.9

Opportunity	97/121	80%	9.6	6.7	133/181	73%	11.4	7.7

Pennsylvania Mutual	91/121	75%	8.9	6.7	127/181	70%	10.0	7.7

Premier	120/121	99%	10.5	6.7	131/181	72%	10.9	7.7

Small-Cap Leaders	25/49	51%	8.1	7.7	61/109	56%	7.9	7.6

Small-Cap Value	44/73	60%	9.0	7.8	76/133	57%	9.7	8.7

Small/Mid-Cap Premier	99/121	82%	9.4	6.7	139/181	77%	10.3	7.7

Smaller-Companies Growth	37/73	51%	8.5	7.8	54/133	41%	9.7	8.7

Special Equity	96/110	87%	9.3	6.7	106/170	62%	10.7	8.3

Total Return	72/121	60%	8.1	6.7	115/181	64%	9.4	7.7

GLOBAL/INTERNATIONAL EQUITY

Global Financial Services	19/43	44%	7.1	7.5	32/103	31%	7.1	7.7

[1] Included are all Royce Funds with at least 12 years of history.
[2] The Russell 2000 Index is the benchmark for most funds. Royce Micro-Cap Fund is compared to the Russell Microcap Index from the inception of that index on 6/30/00.
[3] Average return shown is the average of all month-end trailing five- and 10-year total returns.
Past performance is no guarantee of future results. For more information on performance please see page 8.

This page is not part of the 2017 Semiannual Report to Shareholders | 9

MANAGERS’ DISCUSSION

Royce Dividend Value Fund (RDV)

Chuck Royce Jay Kaplan, CFA

FUND PERFORMANCE
Royce Dividend Value Fund increased 7.7% for the year-to-date period ended June 30, 2017, outpacing its small-cap benchmark, the Russell 2000 Index, which was up 5.0% for the same period. The first half of 2017 saw a number of reversals in market leadership from 2016, and three factors that hurt relative performance in 2016 became positives in the first half of 2017. Mid-cap stocks, in which a large percentage of the Fund’s assets are invested, outpaced their small-cap peers (the Russell Midcap Index rose 8.0% in the first half); the Fund also benefited from its investments in international stocks, as non-U.S. equities meaningfully outperformed their domestic counterparts; and investments in capital markets companies, by far the portfolio’s largest industry group weighting and the home of several of its non-U.S. holdings, which substantially beat both the small-cap index as a whole and the capital markets companies in the Russell 2000 for the first half. Altogether, it was an impressive performance in a period when most U.S. small- and mid-cap dividend payers lagged.
Dividend Value was up 4.3% for the first quarter versus a 2.5% gain for its benchmark. The Fund then enjoyed a solid second quarter, advancing 3.3% while the Russell 2000 again rose 2.5%. Dividend Value also outperformed the small-cap index for the since inception (5/3/04) period ended June 30, 2017.

WHAT WORKED... AND WHAT DIDN’T
Seven of the portfolio’s 11 equity sectors finished the first half with net gains. Financials and Industrials led by significant margins, followed by Materials. Results for each of the two top sectors were dominated by a single industry group—capital markets for Financials and machinery for Industrials. Interestingly, the Fund’s two top contributing positions came from other industries. Recordati is an Italian pharmaceuticals company. This industry has been one of the few high-growth areas in an otherwise sluggish Italian economy, with drug companies increasing output and exports over the last seven years, which has helped to draw investors to Recordati’s shares. Global staffing and services company—and top-10 holding—ManpowerGroup saw its stock benefit from improved topline growth and a strong bottom line in 2016, solid fiscal first-quarter 2017 earnings, and a brightening global employment picture.
    Another top-10 position, alternative asset manager KKR & Co. L.P. was helped by strong investment performance, growth in its balance sheet investments, and improved fee-related earnings. IDEX Corporation, also a top-10 holding, is a Norwegian machinery company specializing in fingerprint, imaging, and recognition technology. Its shares were somewhat volatile during the first half, but we were pleased to see a strong increase in revenues as the firm progressed toward the commercialization of its sensor solution for biometric credit cards.
Of the four sectors that detracted from first-half performance—Energy, Consumer Discretionary, Consumer Staples, and Telecommunication Services—none made a significant negative impact. The only industry to do so was specialty retail (Consumer Discretionary), where secular shifts in shopping and spending habits, driven in large part by the deep discounts offered by Amazon, have been wreaking havoc on sales and margins over the last few years. We sold our shares of footwear, headwear, and sports apparel retailer Genesco as first-quarter results and revised full-year guidance fell well below expectations due to intensified competition and management’s overconfidence that it could rebalance inventory to compensate for a key fashion shift it missed last year in its Journeys footwear chain. Ongoing net losses from declining sales also led us to sell our shares in value-priced fashion retailer The Cato Corporation. Retail was not the only industry undergoing problems in the first half. Tumbling oil prices created formidable challenges for companies involved in energy, and land and platform rig operator (and long-time Royce holding) Helmerich & Payne was no exception, as sales were adversely affected. We retain our high regard for its innovative approach to its core business, which included the early adoption of flexible rigs, and like the way it has been executing through this latest round of challenges for its industry.
Relative to the Russell 2000, the Fund benefited most from stock selection in its two top-performing industries—capital markets and machinery. Hurting relative results were our significantly lower weighting in Health Care, specifically surging biotechnology stocks. Dividends are scarce throughout Health Care in the Russell 2000, where less than 8% of the companies in the sector were dividend payers at the end of June 2017, which accounts for the sector’s perennial underweight in the portfolio. A combination of our underweight and ineffective stock picks also hampered results in Information Technology.

Top Contributors to Performance
Year-to-Date Through 6/30/17 (%)[1]

Recordati	0.50

ManpowerGroup	0.50

KKR & Co. L.P.	0.48

IDEX Corporation	0.44

Hunter Douglas	0.42

[1] Includes dividends

Top Detractors from Performance
Year-to-Date Through 6/30/17 (%)[2]

Helmerich & Payne	-0.28

Genesco	-0.22

Compass Minerals International	-0.22

Western Union	-0.19

Cato Corporation (The) Cl. A	-0.18

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
The most notable change we made in the first half was a reduction in both exposure and the number of names in the struggling specialty retail group, where we parted ways with The Buckle, Shoe Carnival, and Stein Mart. We are satisfied with our relatively large international weighting as we expect continued improvement in the global growth picture during the second half of 2017. At the end of June, the Fund’s three largest sectors—Financials, Industrials, and Materials—were also our three biggest overweights, consistent with our belief that cyclical companies with growing earnings look likely to lead over the next few years.

10 | The Royce Funds 2017 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYDVX RDVIX RDIIX RDVCX

Performance and Expenses Average Annual Total Return (%) Through 6/30/17
	JAN-JUN 2017[1]	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (5/3/04)

RDV	7.72	20.07	3.82	11.02	6.85	8.74

Annual Operating Expenses: 1.34%

[1] Not annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios
 Since Inception Through 6/30/17
On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 in 100% of all 10-year periods and 66% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	38/38	100%	0.46	0.40

5-year	65/98	66%	0.55	0.49

1Average of monthly rolling Sharpe Ratios over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 131 for additional information.

Value of $10,000
Invested on 5/3/04 as of 6/30/17 ($)

Top 10 Positions
% of Net Assets

Dentsply Sirona	2.6

KKR & Co. L.P.	2.3

ManpowerGroup	2.3

First Republic Bank	2.1

IDEX Corporation	2.1

Quaker Chemical	2.0

Donaldson Company	1.9

Reliance Steel & Aluminum	1.9

Expeditors International of Washington	1.9

FLIR Systems	1.8

Portfolio Sector Breakdown
% of Net Assets

Financials	29.8

Industrials	28.1

Materials	13.3

Consumer Discretionary	9.2

Information Technology	7.5

Health Care	4.7

Energy	2.7

Utilities	1.4

Consumer Staples	1.2

Telecommunication Services	0.5

Real Estate	0.2

Miscellaneous	1.1

Cash and Cash Equivalents	0.3

Calendar Year Total Returns (%)

YEAR	RDV

2016	16.4

2015	-5.7

2014	-2.1

2013	30.7

2012	16.9

2011	-4.5

2010	30.1

2009	37.7

2008	-31.5

2007	-0.0

2006	19.9

2005	7.3

Upside/Downside Capture Ratios
Periods Ended 6/30/17 (%)
	UPSIDE	DOWNSIDE

10-Year	86	81

From 6/30/04 (Start of Fund’s First Full Quarter)	87	76

Portfolio Diagnostics

Fund Net Assets	$198 million

Number of Holdings	106

Turnover Rate	11%

Average Market Capitalization[1]	$4,263 million

Weighted Average P/E Ratio[2,3]	20.2x

Weighted Average P/B Ratio[2]	2.8x

Active Share[4]	97%

U.S. Investments (% of Net Assets)	72.8%

Non-U.S. Investments (% of Net Assets)	26.9%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 6/30/17).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Dividend Value Fund at 6/30/15 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2017 Semiannual Report to Shareholders | 11

MANAGERS’ DISCUSSION

Royce Global Financial Services (RFS)

Chuck Royce Chris Flynn

FUND PERFORMANCE
Royce Global Financial Services Fund advanced an impressive 9.8% for the year-to-date period ended June 30, 2017, well ahead of both its small-cap benchmark, the Russell 2000 Index, and the Russell 2500 Financial Services Index, which advanced 5.0% and 3.3%, respectively, for the same period. As we detail below, it was a particularly strong period for our intentionally unconventional approach to financial companies. It was also an opportune time in which to take a global approach to equities, virtually regardless of sector. The first half of 2017 was the best for stocks on a global basis since 2009.
The Fund’s strength was consistent on both an absolute and relative basis throughout the first half. During the first quarter, Global Financial Services rose 4.5% versus respective gains of 2.5% and 1.3% for the small-cap index and the financial services component of the Russell 2500 Index. The second quarter saw more of the same as the Fund increased 5.1% versus 2.5% for the Russell 2000 and 2.0% for the Russell 2500 Financial Services Index. Second-quarter strength came from robust results for subindustries such as asset management & custody banks (within capital markets) and regional banks. Given the Fund’s somewhat unconventional sector fund approach, longer-term relative results were less consistent, though satisfying to us on an absolute basis. Global Financial Services outpaced the financial services companies in the Russell 2500 Index for the one-year and since inception periods (12/31/03) ended June 30, 2017. The bookend nature of this short- and long-term outperformance suggests to us that, with interest rates on the rise, the portfolio can continue to benefit from more historically typical conditions. The Fund also beat the Russell 2000 for the five-year period ended June 30, 2017 while trailing narrowly for the since inception period.

WHAT WORKED... AND WHAT DIDN’T
Our approach to the financial sector is non-traditional in that we have typically been underweight in banks and significantly overweight in capital markets, in large part because our position as a small-cap asset manager makes companies in this industry easier for us to understand at a deep level. Over the last couple of years, we have been increasingly drawn to non-traditional asset managers, specifically in the alternative asset management space, which we think is an undervalued zone in an asset-light business that is not well understood by other investors. U.K.-based emerging market bond specialist Ashmore Group was the best performer in the group as it benefited from increased net inflows and a rebound in emerging market bond performance. Alternative asset manager Fortress Investment Group, LLC was a strong contributor due to its takeover by Japan’s SoftBank. Financial exchanges & data was another standout subindustry, thanks in large part to MarketAxess Holdings, which manages the leading electronic bond trading platform. Its shares soared early in the year, lifted by significant increases in total trading volume, which included records for U.S. high-grade, Eurobond, and emerging market bond average daily volumes. It was a top-20 position at the end of the semiannual period. The portfolio’s top contributor in the first half was FirstService Corporation, a Toronto-based provider of real estate property management services. Its shares rose throughout the year’s first six months thanks to strong revenue and profit growth that exceeded expectations.
Toronto-based Dundee Corporation, which is involved in wealth management, real estate, and natural resources, was the largest detractor in the first half as mounting losses in mining and resource based activities put downward pressure on its shares. BofI Holding is the holding company for Bank of Internet USA, a consumer-focused nationwide savings bank. Its previously rapid growth was slowed after the firm reported disappointing earnings and a deceleration in loan growth. MBIA provides financial guarantee insurance and has significant exposure to Puerto Rican bonds. Investors became increasingly concerned that losses on these bonds might have a meaningfully negative impact on MBIA’s balance sheet and credit rating.

Top Contributors to Performance
Year-to-Date Through 6/30/17 (%)[1]

FirstService Corporation	1.05

Ashmore Group	0.67

Fortress Investment Group LLC Cl. A	0.65

Live Oak Bancshares	0.55

MarketAxess Holdings	0.52

[1] Includes dividends

Top Detractors from Performance
Year-to-Date Through 6/30/17 (%)[2]

Dundee Corporation Cl. A	-0.41

BofI Holding	-0.26

MBIA	-0.23

JSE	-0.23

Medley Management Cl. A	-0.19

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
The Fund’s long-term holdings continue to satisfy three criteria: business models that are highly profitable and preferably asset-light; industries where we believe our asset management experience yields relevant insights; and subsectors across financial services that appear positioned for above-average revenue growth. Areas where we see attractive growth prospects currently include specialized traditional asset management, private equity and private debt alternative asset management, wealth management, boutique M&A advisory firms, non-traditional providers of transaction platforms, and financial service providers in emerging economies. In addition, the Fund aims for opportunistic purchases in companies and industries that we believe are heading for improved conditions. The recent increased weighting in banks falls into this category. We anticipate that an economic environment with a steeper yield curve, a moderate pick-up in economic growth, and lighter regulation will support faster loan growth with expanding margins for many small-cap banks. The outlook we have developed from meeting with companies is one of increasing cyclical growth, particularly outside the U.S., though at a “just right” Goldilocks pace, and not so fast as to lead to an aggressive central bank response.

12 | The Royce Funds 2017 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYFSX RGFIX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/17
	JAN-JUN 2017[1]	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (12/31/03)

RFS	9.83	23.41	5.67	14.13	5.85	8.17

Annual Gross Operating Expenses: 1.78% Annual Net Operating Expenses: 1.60%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 131 for additional information.

Value of $10,000
Invested on 12/31/03 as of 6/30/17 ($)

Top 10 Positions
% of Net Assets

E-L Financial	3.0

FirstService Corporation	2.9

Ashmore Group	2.5

First Citizens BancShares Cl. A	2.5

Popular	2.3

Sprott	2.3

Northern Trust	2.2

Live Oak Bancshares	2.1

Franco-Nevada Corporation	2.1

Virtu Financial Cl. A	2.1

Portfolio Industry Breakdown
% of Net Assets (Subject to Change)

Capital Markets	48.8

Banks	17.2

Real Estate Management & Development	7.2

Insurance	6.8

IT Services	3.0

Software	2.5

Metals & Mining	2.1

Professional Services	1.7

Marine	1.4

Thrifts & Mortgage Finance	1.2

Investment Companies	1.0

Equity Real Estate Investment Trusts (REITs)	0.9

Diversified Financial Services	0.3

Hotels, Restaurants & Leisure	0.2

Diversified Consumer Services	0.1

Internet Software & Services	0.1

Miscellaneous	3.0

Cash and Cash Equivalents	2.5

Upside/Downside Capture Ratios
Periods Ended 6/30/17 (%)
	UPSIDE	DOWNSIDE

10-Year	87	90

Fund’s First Full Quarter (12/31/03)	87	81

Calendar Year Total Returns (%)

YEAR	RFS

2016	12.9

2015	-4.7

2014	3.5

2013	42.0

2012	20.7

2011	-11.3

2010	18.5

2009	32.1

2008	-35.4

2007	-4.7

2006	24.8

2005	12.2

2004	15.1

Portfolio Country Breakdown[1,2]
% of Net Assets

United States	56.2

Canada	15.3

United Kingdom	8.8

Switzerland	2.6

India	1.9

France	1.7

Hong Kong	1.6

South Africa	1.6

Brazil	1.6

[1]	Represents countries that are 1.5% or more of net assets.
[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$52 million

Number of Holdings	92

Turnover Rate	10%

Average Market Capitalization[1]	$2,206 million

Weighted Average P/E Ratio[2,3]	19.4x

Weighted Average P/B Ratio[2]	2.1x

Active Share[4]	99%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (8% of portfolio holdings as of 6/30/17).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.49% through April 30, 2018. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2017 Semiannual Report to Shareholders | 13

MANAGERS’ DISCUSSION
Royce International Micro-Cap Fund (RMI)

Jim Harvey, CFA Dilip Badlani, CFA

FUND PERFORMANCE
The first half of 2017 saw an impressive rebound for international equities, and Royce International Micro-Cap Fund fully participated. For the year-to-date period ended June 30, 2017, the Fund advanced 15.2%, just ahead of the 15.0% gain for its benchmark, the Russell Global ex-U.S. Small Cap Index, for the same period. After several years in which international small- and micro-cap stocks languished, the current resurgence has been more than welcome.
The Fund got off to a strong start on an absolute basis in 2017, climbing 8.1% in the first quarter compared to 9.0% for its international small-cap benchmark. In the second quarter, the Fund improved on a relative basis, gaining 6.6% versus 5.5% for the benchmark. We were also pleased that International Micro-Cap beat the Russell Global ex-U.S. Small Cap for the one- and three-year periods ended June 30, 2017.

WHAT WORKED... AND WHAT DIDN’T
Nine of the Fund’s 10 equity sectors made positive contributions to first-half performance, with the most substantial positive impacts coming from its three largest—Information Technology, Industrials, and Consumer Discretionary. At the industry level, three technology industries led by a wide margin—IT services, semiconductors & semiconductor equipment, and electronic equipment, instruments & components. Energy was the only sector that detracted. It did so with comparatively minor losses. Net losses at the industry level were similarly modest, with oil, gas & consumable fuels (Energy) and distributors (Consumer Discretionary) detracting most.
The Fund’s top contributing position for the semiannual period was South Korea’s Modetour Network. One of that nation’s largest travel agencies, the company provides a wide range of services that include overseas bookings, package tours, air courier services, and discounted airline tickets. Modetour has benefited from South Korea’s growing GDP per capita, which has led to increased spending on travel. Seeing ongoing potential, we held a decent-sized position at the end of June. Conviviality is the largest distributor of liquor in the United Kingdom and also operates franchised off-license and convenience chain stores in the U.K. The company was formed through a series of acquisitions that were completed in 2015-16. The anticipated synergies from the combination have recently begun to bear fruit, lifting its stock price.

Canada’s AGT Food and Ingredients made the biggest negative impact among the portfolio’s holdings. The company exports pulses—edible seeds—as well as rice, wheat, and other staples. It experienced a major headwind as its key market of India had higher-than-anticipated pulse output of its own, thus curtailing demand for imports. There has also been heightened uncertainty surrounding a possible policy shift by the Indian government for imported pulses. Liking its core business and long-term prospects, we held shares at the end of June. We felt less confident about Quintis, an Australian firm that manages and cultivates sandalwood forests to produce sandalwood oil products. The resignation of its CEO and co-founder in March created uncertainty over the pricing of its Chinese contracts, which exerted substantial downward pressure on its shares. We chose to exit the position over concerns about the company’s uncertain future, including what we deemed to be growing corporate governance risk.

Relative to the Russell Global ex-U.S. Small Cap, the Fund benefited most from savvy stock selection in Consumer Discretionary names, our larger weighting in Information Technology, and our significantly lower exposure to the Energy sector, in which share prices mostly followed the downward trajectory of oil prices. Conversely, the portfolio’s cash position had the largest negative effect while stock selection in Health Care and Financials also impeded relative results. Based on geography, positions in Japan and the U.K. contributed most while those in the U.S. and Greece topped the list of countries that detracted.

Top Contributors to Performance Year-to-Date Through 6/30/17 (%)[1]

Modetour Network	0.62

Conviviality	0.61

Nova Measuring Instruments	0.59

Integrated Micro-Electronics	0.54

Proact IT Group	0.40

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/17 (%)[2]

AGT Food and Ingredients	-0.37

Quintis	-0.37

Aegean Marine Petroleum Network	-0.19

AURELIUS Equity Opportunities	-0.18

Handsome	-0.18

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Even after the strong start to 2017, we continue to find attractive opportunities in international micro-cap companies. Valuations in many parts of the world still looked attractive to us at the end of June, especially in the context of expanding global growth. Recent data showed that the second quarter of 2017 was the eurozone’s best in more than six years, boosted by strong manufacturing numbers, job growth, and elevated business confidence. Additionally, in mid-July China reported surprisingly strong GDP growth for the second quarter, driven by increased retail sales, investment, and industry output—all of which exceeded estimates. We also think the historical performance pattern of international small-caps relative to their large-cap peers is relevant. For example, the Russell Global ex-U.S. Small Cap outperformed the Russell Global ex-U.S. Large Cap in both rising and falling rate interest rate environments, but enjoyed a wider edge when rates were moving up. In fact, U.S. dollar investors received the best results when German Bund Yields were rising. This is arguably due to three overlapping factors: bond yields usually rise when economies are improving, international small-caps have more cyclical exposure than international large-caps, and Bund Yields have often risen during periods of U.S. dollar weakness, resulting in enhanced gains for U.S. dollar investors.

14 | The Royce Funds 2017 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS ROIMX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/17
	JAN-JUN 2017[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (12/31/10)

RMI	15.23	22.27	3.16	8.97	3.57

Annual Gross Operating Expenses: 3.35% Annual Net Operating Expenses: 1.64%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 131 for additional information.

Value of $10,000
Invested on 12/31/10 as of 6/30/17 ($)

Top 10 Positions
% of Net Assets

Mantra Group	1.3

Atento	1.3

Huchems Fine Chemical	1.3

Minerva	1.3

Western Forest Products	1.2

Exco Technologies	1.2

IDOM	1.1

I.T	1.1

Eugene Technology	1.1

Sitronix Technology	1.1

Portfolio Sector Breakdown
% of Net Assets

Industrials	21.6

Consumer Discretionary	21.3

Information Technology	17.3

Consumer Staples	9.5

Financials	7.1

Real Estate	6.4

Materials	6.1

Health Care	4.6

Energy	1.2

Cash and Cash Equivalents	4.9

Calendar Year Total Returns (%)

YEAR	RMI

2016	6.3

2015	-1.0

2014	-2.4

2013	18.9

2012	13.6

2011	-21.5

Portfolio Country Breakdown[1,2]
% of Net Assets

Japan	19.5

United Kingdom	9.6

Canada	8.2

Taiwan	8.0

South Korea	6.3

Hong Kong	4.9

Australia	4.1

India	3.1

Sweden	3.1

Germany	3.0

[1]	Represents countries that are 3% or more of net assets.
[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$7 million

Number of Holdings	131

Turnover Rate	48%

Average Market Capitalization[1]	$492 million

Weighted Average P/E Ratio[2,3]	15.9x

Weighted Average P/B Ratio[2]	2.0x

Active Share[4]	99%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 6/30/17).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.64% through April 30, 2018 and at or below 1.99% through April 30, 2027. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017.

The Royce Funds 2017 Semiannual Report to Shareholders | 15

MANAGERS’ DISCUSSION
Royce International Premier Fund (RIP)

David Nadel Mark Rayner, CA

FUND PERFORMANCE
The first half of 2017 saw an impressive rebound for international equities, and the high-quality approach we use in Royce International Premier Fund more than fully participated. For the year-to-date period ended June 30, 2017, the Fund advanced 22.3%, well ahead of the 15.0% gain for its benchmark, the Russell Global ex-U.S. Small Cap Index, for the same period. After several years in which international small-caps languished, the current resurgence has been more than welcome.
The Fund got off to a strong start in 2017, climbing 9.3% in the first quarter compared to 9.0% for its international small-cap benchmark. In the second quarter, the Fund did even better on both an absolute and relative basis, gaining 11.9% versus 5.5% for the index. We were also pleased that International Premier beat the Russell Global ex-U.S. Small Cap for the one-, three-, five-year, and since inception (12/31/10) periods ended June 30, 2017. The Fund’s average annual total return since inception was 7.2%.

WHAT WORKED... AND WHAT DIDN’T
All of the Fund’s nine equity sectors made positive contributions to first-half results. Industrials led by a sizable margin while Information Technology also made an impressive contribution, as did Financials and Health Care. By making the smallest contribution to first-half results, the Energy sector finished last.
Health care equipment & supplies (Health Care) enjoyed a substantial advantage over the portfolio’s other industry groups in the first half of 2017. Its high positive impact was driven by a trio of holdings—Fisher & Paykel Healthcare, a New Zealand company that makes products which treat sleep apnea, STRATEC Biomedical, a German firm that provides automated equipment and systems that analyze chemical and biological compounds, and Germany’s Carl Zeiss Meditec, which makes screening, diagnostic, and therapeutic systems that treat cataracts, glaucoma, and other vision problems. Showing the diversity of both the sector and geographies, Health Care was also home to the Fund’s two largest detractors at the position level. Shares of French veterinary medicine provider Virbac rallied late in 2016 after the U.S. Food & Drug Administration rescinded the warning letter on its St. Louis facility, only to take another hit in mid-March 2017 when an otherwise solid earnings announcement was accompanied by tepid guidance, including an anticipated decline in fiscal first-quarter revenues. We began to add shares in May. We also built our position in Brazilian dental benefits provider OdontoPrev after first-quarter results revealed some margin erosion and less robust growth than its competitors. We viewed this as a temporary setback and believe that OdontoPrev will remain a market leader.

Two financial companies contributed most overall to first-half results. Shares of Indian consumer finance business Bajaj Finance rebounded off a relatively weak fourth quarter of 2016 that resulted from the government’s surprising decision to demonetize in November. During the first half of 2017, however, fiscal third-quarter results (released in January) revealed margin improvement and high asset quality while fiscal fourth-quarter results released in May showed the strength of Bajaj’s 320-city presence in its consumer and commercial lending operations. We believe the company can continue to benefit from its strong position in India’s nascent credit markets. Swiss financial advisory firm Partners Group Holding saw its stock climb on the back of results reported in January that included higher-than-expected assets under management and improved profitability, as well as the market’s growing realization that much of the firm’s performance-fee stream recurs more frequently than is the industry’s norm. Japan’s Relo Group, which specializes in corporate benefits and overseas relocation support, enjoyed a terrific first half as the firm experienced better-than-anticipated growth in its property management business.

The Fund’s relative advantage over its benchmark in the first half was mostly the result of strong stock selection in three of its four largest sectors—Information Technology, Industrials, and Financials. By contrast, stock selection in Materials and our cash position created modest drags on first-half results. On a geographic basis, the portfolio’s large weightings in the U.K. and Japan helped performance while Brazil caused a minor drag.

Top Contributors to Performance Year-to-Date Through 6/30/17 (%)[1]

Bajaj Finance	1.60

Partners Group Holding	0.99

Relo Group	0.87

XP Power	0.84

Mayr-Melnhof Karton	0.76

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/17 (%)[2]

Virbac	-0.24

OdontoPrev	-0.19

SH Kelkar & Company	-0.16

Spotless Group Holdings	-0.01

Fidessa Group	0.00

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We were encouraged by the recent victories for more moderate parties in France, Austria, and the Netherlands. We are also hopeful that Theresa May’s shaky win may stimulate productive debate about the details of the Brexit. More important, we see the emerging data supporting strong growth in the eurozone as a significantly positive development. This year’s second quarter was the eurozone’s best in more than six years, buoyed by strong manufacturing numbers, job growth, and elevated business confidence. Moreover, we continue to see improving profitability from many holdings. Prior to 2017, profit margins appeared spring-loaded for several companies because their respective recoveries from the 2008-09 Financial Crisis were slow and often fitful. We have therefore been pleased to see that recent margin improvement for several holdings has been driven by ROIC-oriented key performance indicators. For disciplined quality-centric investors, then, the investment opportunities in high-quality international small-caps remain attractive from our perspective.

16 | The Royce Funds 2017 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYIPX RIPNX RINRX RINPX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/17
	JAN-JUN 2017[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (12/31/10)

RIP	22.33	20.11	7.73	11.66	7.18

Annual Gross Operating Expenses: 1.84% Annual Net Operating Expenses: 1.44%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 131 for additional information.

Value of $10,000
Invested on 12/31/10 as of 6/30/17 ($)

Top 10 Positions
% of Net Assets

VZ Holding	3.2

Mayr-Melnhof Karton	3.0

Partners Group Holding	2.9

Meitec Corporation	2.5

USS	2.5

Santen Pharmaceutical	2.5

Relo Group	2.3

Vakrangee	2.3

Thermador Groupe	2.3

Bajaj Finance	2.2

Portfolio Sector Breakdown
% of Net Assets

Industrials	24.6

Health Care	19.2

Information Technology	17.9

Financials	10.7

Materials	10.3

Consumer Discretionary	5.6

Consumer Staples	3.4

Real Estate	2.3

Energy	1.4

Cash and Cash Equivalents	4.6

Upside/Downside Capture Ratios
Periods Ended 6/30/17 (%)
	UPSIDE	DOWNSIDE

Fund’s First Full Quarter (12/31/10)	107	83

Calendar Year Total Returns (%)

YEAR	RIP

2016	-1.1

2015	16.2

2014	-8.2

2013	18.3

2012	23.4

2011	-16.8

Portfolio Country Breakdown[1,2]
% of Net Assets

Japan	18.7

United Kingdom	13.3

Switzerland	11.6

Australia	9.0

Germany	6.8

India	6.2

France	5.5

Brazil	4.2

Canada	3.7

Sweden	3.3

Austria	3.0

[1]	Represents countries that are 3% or more of net assets.
[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$94 million

Number of Holdings	53

Turnover Rate	23%

Average Market Capitalization[1]	$2,193 million

Weighted Average P/E Ratio[2,3]	27.4x

Weighted Average P/B Ratio[2]	3.8x

Active Share[4]	99%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 6/30/17).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce International Premier Fund at 6/30/14 for financial reporting purposes, and as a result the net asset values for shareholder transactions and the calendar year total returns based on those net assets values differ from the adjusted net values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.44% through April 30, 2018. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell Global ex-U.S. Small Cap). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2017 Semiannual Report to Shareholders | 17

MANAGER’S DISCUSSION
Royce Low-Priced Stock Fund (RLP)

Jim Stoeffel

FUND PERFORMANCE
Royce Low-Priced Stock Fund was up 1.0% for the year-to-date period ended June 30, 2017, trailing its small-cap benchmark, the Russell 2000 Index, which gained 5.0% for the same period. The leadership shifts that characterized the first quarter of 2017 remained in place for most of the second quarter as well, as growth stocks, large-caps, healthcare, and non-U.S. equities all stayed in the lead after lagging in 2016. The Fund was flat in the first quarter, returning 0.0% while the Russell 2000 was up 2.5%. There was some improvement on an absolute basis in the second quarter, with the Fund advancing 1.0% versus a 2.5% gain for the small-cap benchmark. Low-Priced Stock outperformed the Russell 2000 for the 20-year and since inception (12/15/93) periods ended June 30, 2017. The Fund’s average annual total return since inception was 9.9%.

WHAT WORKED... AND WHAT DIDN’T
Five of the portfolio’s 11 equity sectors made positive contributions to first-half performance. Information Technology led by a sizable margin, followed by notable net gains for Health Care and Industrials. Of the six sectors that detracted from results, only Consumer Discretionary and Energy made appreciable negative impacts. At the industry level, health care equipment & supplies (Health Care) made the biggest contribution, followed by two groups in Information Technology—semiconductors & semiconductor equipment and electronic equipment, instruments & components. Energy equipment & services (Energy), where tumbling oil prices impacted the shares of tech-based energy product maker Tesco Corporation, and chemicals (Materials) were among the industries that detracted most.
      No industry group, however, had a bigger negative effect than specialty retail (Consumer Discretionary), which continues to struggle with shifts in consumer spending and shopping habits, along with the ensuing margin contraction, developments keyed to a large degree by the omnipresence of Amazon. Two holdings from this industry detracted most from the Fund’s first-half results at the position level. Value-priced department store operator Stein Mart suffered from ongoing sales pressure associated with the shift to online shopping. This formidable challenge was exacerbated by a series of internal merchandising miscues. Despite our concern about the long-term shift to online, we held a small position at the end of the first half based on our view that correcting the internal miscues should provide a better exit point. We chose to sell our position in Ascena Retail Group, which is a holding company for several national chains of women’s and girls’ clothing stores, including Ann Taylor, Lane Bryant, and Justice, in the face of declining sales.
      The Fund’s top contributor at the position level was Canadian medical device maker Novadaq Technologies. The company provides a unique solution in the rapidly growing intraoperative fluorescent imaging market. The company’s products, which are used primarily to treat vascular and ophthalmic diseases and conditions, allow clinicians to make better informed decisions during surgery and have very good safety profiles. Reflecting the strength of its technology, Novadaq was the subject of a proposed acquisition by industry leader Stryker Corporation, prompting us to sell our position in June at an attractive premium. Top-20 holding Kratos Defense & Security Solutions is a defense contractor offering services in weapons systems lifecycle support, military weapon range, and security and surveillance systems. Increased revenue and earnings were driven by ongoing high demand for its satellite communications, cybersecurity, and technology and training divisions.
Relative to the Russell 2000, stock selection woes in Consumer Discretionary, mostly in specialty retail, hurt first-half results most. Our much lower weighting in Health Care—where biotechnology led the small-cap index—and stock picks in Materials also affected relative results, but made a comparatively smaller negative impact. Conversely, stock selection was a strength in Industrials and in the struggling Energy sector, while our lower weighting in banks—as well as stock picking in that industry and in capital markets—gave us a relative edge in Financials.

Top Contributors to Performance Year-to-Date Through 6/30/17 (%)[1]

Novadaq Technologies	0.43

Kratos Defense & Security Solutions	0.37

Novanta	0.36

Kirkland Lake Gold	0.34

Zealand Pharma	0.28

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/17 (%)[2]

Stein Mart	-0.48

Ascena Retail Group	-0.45

Tesco Corporation	-0.32

BioAmber	-0.32

Inventure Foods	-0.28

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We made no significant changes to the portfolio during the first half. At the end of June, we remained overweight in the Fund’s three largest sectors: Information Technology, Industrials, and Consumer Discretionary while also having more exposure to Energy. Consumer stocks across several industries provide some of the most intriguing valuations among low-priced stocks, although these must be balanced against the significant challenges retailers face as market share continues its inexorable march to online shopping and, at least for the foreseeable future, reduced margins. We view both industrial and energy stocks as well positioned to benefit from a more relaxed U.S. regulatory environment and also continue to see a number of secular trends such as the Internet of Things and mobile computing that carry positive implications for small-cap technology companies with attractive niche businesses. Finally, while we remained substantially underweight in Health Care, we have been selectively adding to positions in later-stage, niche medical device companies that we believe have created defensible competitive positions.

18 | The Royce Funds 2017 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYLPX RLPHX RLPIX RLPRX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/17
	JAN-JUN 2017[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/15/93)

RLP	0.97	20.17	-2.37	3.88	2.09	6.21	8.94	9.91

Annual Operating Expenses: 1.53% Annual Net Operating Expenses: 1.50%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 131 for additional information.

Value of $10,000
Invested on 12/15/93 as of 6/30/17 ($)

Top 10 Positions
% of Net Assets

Zealand Pharma	1.1

CryoLife	1.0

AV Homes	1.0

American Outdoor Brands	0.9

Ardmore Shipping	0.9

CPI Aerostructures	0.9

AtriCure	0.9

Nautilus	0.9

LSI Industries	0.9

Clarkson	0.8

Portfolio Sector Breakdown
% of Net Assets

Information Technology	23.0

Industrials	19.7

Consumer Discretionary	17.6

Financials	13.0

Energy	7.1

Health Care	6.5

Materials	4.6

Consumer Staples	1.2

Telecommunication Services	0.8

Real Estate	0.5

Miscellaneous	4.0

Cash and Cash Equivalents	2.0

Calendar Year Total Returns (%)

YEAR	RLP

2016	16.1

2015	-10.4

2014	-3.4

2013	12.9

2012	4.5

2011	-14.6

2010	31.5

2009	53.6

2008	-36.0

2007	2.3

2006	19.0

2005	9.7

2004	13.6

2003	44.0

2002	-16.3

Upside/Downside Capture Ratios
Periods Ended 6/30/17 (%)
	UPSIDE	DOWNSIDE

10-Year	83	111

From 12/31/93 (Start of the Fund’s First Full Quarter)	101	94

Portfolio Diagnostics

Fund Net Assets	$284 million

Number of Holdings	165

Turnover Rate	17%

Average Market Capitalization[1]	$702 million

Weighted Average P/B Ratio[2]	1.8x

Active Share[3]	95%

U.S. Investments (% of Net Assets)	82.1%

Non-U.S. Investments (% of Net Assets)	15.9%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Low-Priced Stock Fund at 6/30/13 for financial reporting purposes, and as a result the net asset values for shareholder transactions and the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2018. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2017 Semiannual Report to Shareholders | 19

MANAGERS’ DISCUSSION
Royce Micro-Cap Fund (RMC)

Jim Stoeffel Brendan Hartman

FUND PERFORMANCE
Royce Micro-Cap Fund gained 2.0% for the year-to-date period ended June 30, 2017, falling short of both its benchmarks, the Russell Microcap Index, which was up 4.2%, and the small-cap Russell 2000 Index, which advanced 5.0% for the same period. During the first half of 2017, there was both a reversal in small-cap leadership from value to growth stocks and some inconsistency in relative results for micro-cap companies vis-à-vis their small-cap siblings.
The first quarter proved the most challenging period for the Fund on a relative basis. Micro-Cap was down 0.7% for the quarter compared to respective gains of 0.4% and 2.5% for the micro-cap and small-cap indexes. The Fund then enjoyed solidly positive results on an absolute basis, up 2.7% in the second quarter marginally outpacing the Russell 2000 (+2.5%) while trailing the Russell Microcap (+3.8%) in this same period. In addition, the Fund outperformed the Russell 2000 for the 20-, 25-year, and since inception (12/31/91) periods ended June 30, 2017. (Data for the Russell Microcap only goes back to June 30, 2000.) The Fund’s average annual total return since inception was 10.9%.

WHAT WORKED... AND WHAT DIDN’T
Seven of the Fund’s 10 equity sectors finished the semiannual period in the black, with Health Care and Information Technology leading, followed by Industrials. Consumer Discretionary and, to a lesser degree, Energy made the biggest negative impacts while net losses for Consumer Staples were modest. At the industry level, the top contributor for the first half was health care equipment & supplies (Health Care), with the bulk of its contribution coming in the second quarter from two medical device makers, Novadaq Technologies, which was acquired, and Tactile Systems Technology. Machinery (Industrials) came next, with several companies contributing, including Kornit Digital, Alimak Group, and Kadant. It was followed by semiconductors & semiconductor equipment (Information Technology). Detractors at the industry level included the specialty retail group (Consumer Discretionary), where companies continued to struggle with secular shifts in consumer spending and behavior, and energy equipment & services (Energy), where tumbling oil prices impacted the shares of tech-based energy product maker Tesco Corporation.
Capital equipment subsystem provider Ultra Clean Holdings was the Fund’s top contributor at the position level in the first half. The company has been gaining market share with key OEM customers in a vibrant environment for semiconductor capital equipment spending. We held shares at the end of June because the rise in its shares has been driven primarily by earnings growth rather than multiple expansion and because we think Ultra Clean is positioned to grow faster than its underlying industry. Corium International manufactures transdermal patches that range from drug delivery to consumer products. While historically a contract manufacturer, Corium has been developing its own generic drugs over the past several years to leverage its delivery expertise. Constructive results in early clinical trials helped to push its shares higher.

Value-priced department store operator Stein Mart detracted most from first-half results. Like many retailers, it suffered from ongoing sales pressure associated with the shift to online shopping. This challenge was exacerbated by a series of internal merchandising miscues. We held a small position at the end of the first half based on our view that correcting the internal miscues should provide a better exit point. CUI Global offers a unique solution for measuring pipeline gas quality that’s quicker, cheaper, and more accurate than other existing technologies. While orders were respectable and the sales pipeline looks solid, the delivery schedule proved longer than expected. This exerted downward pressure on its shares, especially given CUI Global’s relatively small size and resources. Proceeding cautiously, we added shares in the first half because we believe its technology can ultimately be monetized successfully.
    Relative to the Russell Microcap, the Fund was disadvantaged most in the first half by poor stock selection in Consumer Discretionary, particularly in specialty retail, and Information Technology in the electronic equipment, instruments & components group. Conversely, we benefited from our underweight and better stock picking in Financials while enjoying a smaller advantage from stock selection in the Energy sector.

Top Contributors to Performance Year-to-Date Through 6/30/17 (%)[1]

Ultra Clean Holdings	0.59

Corium International	0.50

Novadaq Technologies	0.39

Everspin Technologies	0.39

Novanta	0.34

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/17 (%)[2]

Stein Mart	-0.49

CUI Global	-0.35

Tesco Corporation	-0.33

BioAmber	-0.31

Kirkland’s	-0.31

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We did not make significant changes during the first half. We continued to build positions in financial stocks, particularly in banks where we believe micro-cap names can benefit from a more relaxed regulatory environment. Financials remained, however, among our largest sector underweights at the end of June. We also maintained our lower exposure to Health Care, although we have been selectively adding to positions in medical device companies that we believe have created defensible competitive positions. Our largest weightings at the end of June remained Industrials, Information Technology, and Consumer Discretionary, with the first of these also reflecting our largest overweight. We continue to find value in all three of these sectors and view them as areas in which select companies have the potential to benefit from the relative strength of the U.S. economy.

20 | The Royce Funds 2017 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYOTX RMCFX RYMCX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/17
	JAN-JUN 2017[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/31/91)

RMC	2.01	23.04	0.16	5.32	3.11	7.61	8.98	10.84	10.91

Annual Operating Expenses: 1.48%

[1] Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
Since Russell Microcap’s Inception (6/30/00) Through 6/30/17
On a monthly rolling basis, the Fund outperformed the Russell Microcap in 71% of all 10-year periods; 63% of all 5-year periods; and 53% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	60/85	71%	7.9	6.2

5-year	92/145	63%	8.5	7.9

1-year	102/193	53%	10.5	10.3

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 131 for additional information.

Value of $10,000
Invested on 6/30/00 (Russell Microcap Index
Inception) as of 6/30/17 ($)

Top 10 Positions
% of Net Assets

Zealand Pharma	1.1

CryoLife	1.0

AV Homes	1.0

Citi Trends	0.9

QAD Cl. A	0.9

CPI Aerostructures	0.9

AtriCure	0.9

Ardmore Shipping	0.9

Silicon Motion Technology ADR	0.9

PC Connection	0.8

Portfolio Sector Breakdown
% of Net Assets

Industrials	21.6

Information Technology	19.5

Consumer Discretionary	15.2

Financials	12.7

Health Care	8.0

Energy	5.7

Materials	5.5

Real Estate	1.8

Consumer Staples	1.2

Telecommunication Services	0.8

Miscellaneous	4.6

Cash and Cash Equivalents	3.4

Calendar Year Total Returns (%)

YEAR	RMC

2016	19.7

2015	-13.3

2014	-4.1

2013	21.3

2012	8.0

2011	-12.1

2010	30.1

2009	55.7

2008	-40.9

2007	7.1

2006	22.3

2005	11.5

2004	15.8

2003	52.6

2002	-13.4

Upside/Downside Capture Ratios
Periods Ended 6/30/17 (%)
	UPSIDE	DOWNSIDE

10-Year	77	85

From 6/30/00 (Russell Microcap Index Inception)	91	81

Portfolio Diagnostics

Fund Net Assets	$222 million

Number of Holdings	164

Turnover Rate	17%

Average Market Capitalization[1]	$450 million

Weighted Average P/E Ratio[2,3]	21.2x

Weighted Average P/B Ratio[2]	1.9x

Active Share[4]	90%

U.S. Investments (% of Net Assets)	83.3%

Non-U.S. Investments (% of Net Assets)	13.3%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (23% of portfolio holdings as of 6/30/17).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell Microcap Index). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2017 Semiannual Report to Shareholders | 21

MANAGERS’ DISCUSSION
Royce Micro-Cap Opportunity Fund (ROS)

Bill Hench Buzz Zaino, CFA

FUND PERFORMANCE
Royce Micro-Cap Opportunity Fund advanced 9.8% for the year-to-date period ended June 30, 2017, outperforming its benchmark, the Russell Microcap Index, which was up 4.2% for the same period. We were especially pleased with the success of our deep value approach because it came in a period that was otherwise highly challenging for value stocks. The Russell Microcap Value Index was up 1.9% in 2017’s first half versus 8.1% for the Russell Microcap Growth.
Micro-Cap Opportunity outpaced the Russell Microcap in the first quarter, up 4.5% versus a 0.4% gain while in the second quarter it increased 5.0% compared to 3.8% for the benchmark. We were also happy that the Fund outperformed the Russell Microcap for the one-year period ended June 30, 2017, up 31.8% versus 27.6%. Micro-Cap Opportunity’s average annual total return since inception (8/31/10) was 12.8%.

WHAT WORKED... AND WHAT DIDN’T
Six of the Fund’s 10 equity sectors made contributions to first-half performance, with the most impressive result coming from Information Technology. We did much of the seed work in tech stocks 18-24 months ago, when a slow business cycle lowered share prices in many industries in which we have a perennial interest, such as semiconductors and electronic components. In fact, much of the appeal of technology stocks is that the business cycle tends to go to extremes on both the up and the down side, which often creates attractive opportunities as long as one has the patience to wait and the discipline to endure falling prices. In addition, other value investors tend to avoid or underinvest in these companies, which in our view often enhances the attractiveness of the valuations.
The recovery we’ve seen in many technology companies over the last several months has been keyed by one of the largest buildouts since the early days of the Internet. It has been benefiting companies in a number of industries because the expansion encompasses multiple developments and innovations, including the move from 4G to 5G, artificial intelligence, autonomous driving, public and private cloud storage, and the expansion of the semiconductor industry in China. Prices in many cases began to exceed our sell targets in the spring, leading us to trim our overall exposure to the sector. However, we are confident that the buildout is in its early stages, so we will be watching carefully (as we always do) for opportunities to materialize.

Four industry groups from the sector helped to drive first-half results—electronic equipment, instruments & components, communications equipment, technology hardware storage & peripherals, and semiconductors & semiconductor equipment. The health care providers & services group also made a notable contribution to performance. KEMET Corporation, a solid tantalum and multilayer ceramic capacitor manufacturer that was also the top contributor in 2016’s fourth quarter, was the Fund’s top performer at the position level. Strong sales and earnings combined with margin expansion to fuel the rise of its shares. Nimble Storage is a leader in predictive flash storage solutions, a niche with growing importance in cloud storage, which helps to explain why Hewlett-Packard announced that it would buy Nimble for about a 45% premium in March.

Of the four sectors that detracted from first-half results, only Energy made a significant negative impact—net losses for Real Estate, Telecommunication Services, and Consumer Discretionary were modest. Detracting most at the industry level were road & rail (Industrials) and energy equipment & services (Energy), where declining oil prices led to disappointing results. The former industry is home to Celadon Group, which provides long-haul, full-truckload freight services as well as supply chain management solutions. The company had accounting issues in which the financing of its assets was questioned. We think the combination of its very cheap valuation and the value of its trucking assets make a turnaround possible. CareDx specializes in diagnostic testing for transplant recipients. It’s endured some reimbursement issues that have hurt results, but we anticipate favorable resolutions and like the commercial potential of its technologies.

The Fund’s biggest relative advantage in the first half came overwhelmingly from stock selection in Information Technology, where our larger weighting also helped. Stock selection in Industrials and a lower exposure to Financials provided an additional relative edge. Conversely, our low weighting and ineffective stock picks in biotechnology (Health Care) hurt relative performance, as did stock selection in Telecommunication Services.

Top Contributors to Performance Year-to-Date Through 6/30/17 (%)[1]

KEMET Corporation	1.83

Nimble Storage	1.12

Community Health Systems	0.83

Ichor Holdings	0.75

Kratos Defense & Security Solutions	0.75

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/17 (%)[2]

Celadon Group	-0.66

CareDx	-0.50

Pengrowth Energy	-0.48

Sucampo Pharmaceuticals Cl. A	-0.48

TravelCenters of America LLC	-0.45

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We remain encouraged by the pace of global economic growth, which should have a positive impact on the capital goods sector. We began to reduce some positions in Information Technology prior to June’s sell-off based on their lofty valuations, while we maintained most of our holdings in Industrials. We have also been looking to take advantage of improved consumer income by adding select names in Consumer Discretionary. In addition, we reduced the portfolio’s exposure to Financials as valuations for many holdings appeared full relative to where we began to buy three to five years ago. Finally, we benefited from a number of takeovers, which are running at a pace similar to last year.

22 | The Royce Funds 2017 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS ROSFX ROSSX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/17
	JAN-JUN 2017[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (8/31/10)

ROS	9.77	31.77	1.67	12.69	12.85

Annual Gross Operating Expenses: 1.30% Annual Net Operating Expenses: 1.24%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 131 for additional information.

Value of $10,000
Invested on 8/31/10 as of 6/30/17 ($)

Top 10 Positions
% of Net Assets

FreightCar America	1.9

Gencor Industries	1.8

Surgery Partners	1.8

Ducommun	1.7

Beazer Homes USA	1.7

Alpha & Omega Semiconductor	1.7

Ethan Allen Interiors	1.7

Old Line Bancshares	1.7

Albany Molecular Research	1.6

New Home	1.6

Portfolio Sector Breakdown
% of Net Assets

Industrials	24.2

Information Technology	18.4

Health Care	18.3

Materials	9.2

Financials	8.2

Consumer Discretionary	7.3

Energy	3.1

Consumer Staples	2.6

Telecommunication Services	0.7

Real Estate	0.5

Miscellaneous	3.7

Cash and Cash Equivalents	3.8

Calendar Year Total Returns (%)

YEAR	ROS

2016	23.8

2015	-16.0

2014	-5.0

2013	44.6

2012	35.1

2011	-17.1

Portfolio Diagnostics

Fund Net Assets	$50 million

Number of Holdings	95

Turnover Rate	38%

Average Market Capitalization[1]	$460 million

Weighted Average P/B Ratio[2]	1.8x

Weighted Average P/S Ratio[3]	0.9x

Active Share[4]	95%

U.S. Investments (% of Net Assets)	93.5%

Non-U.S. Investments (% of Net Assets)	2.7%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	Price to Sales is calculated by dividing the company’s market cap by the revenue in the most recent year.
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s total gross annual operating expenses and include management fees and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Funds most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding dividend and interest expenses relating to short sale activities, brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.24% through April 30, 2018. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017.

The Royce Funds 2017 Semiannual Report to Shareholders | 23

MANAGERS’ DISCUSSION
Royce Opportunity Fund (ROF)

Buzz Zaino, CFA Bill Hench

FUND PERFORMANCE
Royce Opportunity Fund advanced 8.2% for the year-to-date period ended June 30, 2017, outperforming its small-cap benchmark, the Russell 2000 Index, which was up 5.0% for the same period. We were especially pleased with the success of our deep value approach because it came in a period that was otherwise highly challenging for value stocks. The Russell 2000 Value Index was up 0.5% in 2017’s first half versus 10.0% for the Russell 2000 Growth.
Opportunity outpaced the Russell 2000 in the first quarter, up 5.2% versus a 2.5% gain, while in the second quarter, the Fund increased 2.8% compared to 2.5% for the benchmark. We were also happy with longer-term results on both an absolute and relative basis. The Fund outperformed the Russell 2000 for the one-, five, 15-, 20-year, and since inception (11/19/96) periods ended June 30, 2017. Opportunity’s average annual total return since inception was 12.4%.

WHAT WORKED... AND WHAT DIDN’T
Seven of the Fund’s 11 equity sectors made contributions to first-half results, with the most impressive result coming from Information Technology. We did much of the seed work in tech stocks 18-24 months ago, when a slow business cycle lowered share prices in many industries in which we have a perennial interest, such as semiconductors and electronic components. In fact, much of the appeal of technology stocks is that the business cycle tends to go to extremes on both the up and the down side, which often creates attractive opportunities as long as one has the patience to wait and the discipline to endure falling prices. In addition, other value investors tend to avoid or underinvest in these companies, which in our view often enhances the attractiveness of the valuations.
The recovery we’ve seen in many technology companies over the last several months has been keyed by one of the largest buildouts since the early days of the Internet. The expansion encompasses multiple developments and innovations, including the move from 4G to 5G, artificial intelligence, autonomous driving, public and private cloud storage, and the expansion of the semiconductor industry in China. Prices in many cases began to exceed our sell targets in the spring, leading us to trim our overall exposure to the sector. However, we are confident that the buildout is in its early stages, so we will be watching carefully (as we always do) for opportunities to materialize.

Three industry groups from the sector drove first-half results for the Fund as a whole—semiconductors & semiconductor equipment, electronic equipment, instruments & components, and communications equipment. KEMET Corporation, a solid tantalum and multilayer ceramic capacitor manufacturer that was also one of the top contributors in 2016’s fourth quarter was the Fund’s top performer at the position level. Strong sales and earnings combined with margin expansion to fuel the rise of its shares. Both Brooks Automation, which offers automation-oriented software and hardware for semiconductors, and capital equipment subsystem provider Ultra Clean Holdings benefited from high demand for semiconductor equipment while environmental, engineering, and construction business TRC Companies (from the Industrials sector) proved a profitable acquisition target.

Of the four sectors that detracted from first-half results, only Energy had a significant negative impact—net losses for Telecommunication Services, Consumer Staples, and Real Estate were comparatively minor. This carried over to the industry level, where declining oil prices led to disappointing results for energy equipment & services and oil, gas & consumable fuels. The former industry is home to Matrix Service, a contractor to the energy, power, and industrial markets. Ongoing delays in new project awards and starts, depressed maintenance spending, and increased cost estimates on an electrical infrastructure project all discouraged investors. We chose to build our position based on a cautiously optimistic longer-term outlook. We received shares of Windstream Holdings after it bought a former portfolio holding and combined the two companies’ businesses. Fiscal first-quarter losses discouraged investors, notwithstanding management’s more optimistic full-year guidance for service revenue, free cash flow, and adjusted income. Our view was that its participation in growing markets and attractive assets made it worth holding.

The Fund’s biggest relative advantage in the first half came from stock selection in Information Technology, where our larger weighting also helped. Stock selection in Industrials and a lower exposure to Financials also provided a relative edge. Conversely, our lack of exposure to biotechnology (Health Care) hurt relative performance as did our cash position and stock selection in Telecommunication Services.

Top Contributors to Performance Year-to-Date Through 6/30/17 (%)[1]

KEMET Corporation	0.83

TRC Companies	0.59

Brooks Automation	0.51

Ultra Clean Holdings	0.50

Kratos Defense & Security Solutions	0.49

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/17 (%)[2]

Matrix Service	-0.34

Windstream Holdings	-0.27

Tower International	-0.24

Wesco Aircraft Holdings	-0.24

Unisys Corporation	-0.24

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We remain encouraged by the pace of global economic growth, which should have a positive impact on the capital goods sector. We began to reduce some positions in Information Technology prior to June’s sell-off based on their lofty valuations, while we maintained most of our holdings in Industrials. We have also been looking to take advantage of improved consumer income by adding select names in Consumer Discretionary. In addition, we reduced the portfolio’s exposure to Financials as valuations for many holdings appeared full relative to where we began to buy three to five years ago. Finally, we benefited from a number of takeovers.

24 | The Royce Funds 2017 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYPNX RYOFX ROFCX ROFIX ROFRX ROFKX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/17
	JAN-JUN 2017[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (11/19/96)

ROF	8.17	36.10	5.46	13.83	6.59	10.25	11.95	12.39

Annual Operating Expenses: 1.19%

[1] Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
20 Years Through 6/30/17
On a monthly rolling basis, the Fund outperformed the Russell 2000 in 80% of all 10-year periods; 73% of all 5-year periods; and 68% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	97/121	80%	9.6	6.7

5-year	133/181	73%	11.4	7.7

1-year	155/229	68%	14.6	9.2

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 131 for additional information.

Value of $10,000
Invested on 11/19/96 as of 6/30/17 ($)

Top 10 Positions
% of Net Assets

Kratos Defense & Security Solutions	1.2

Dana	1.1

Comtech Telecommunications	1.0

Tower International	1.0

General Cable	1.0

Commercial Metals	0.9

IXYS Corporation	0.9

Ferro Corporation	0.9

NCI Building Systems	0.9

Interface	0.8

Portfolio Sector Breakdown
% of Net Assets

Industrials	24.7

Information Technology	23.0

Consumer Discretionary	15.5

Materials	9.0

Financials	5.6

Health Care	5.6

Energy	4.0

Consumer Staples	1.7

Telecommunication Services	0.4

Real Estate	0.4

Utilities	0.2

Miscellaneous	2.5

Cash and Cash Equivalents	7.4

Calendar Year Total Returns (%)

YEAR	ROF

2016	29.9

2015	-13.6

2014	-0.5

2013	43.5

2012	22.6

2011	-13.0

2010	33.8

2009	62.1

2008	-45.7

2007	-2.0

2006	18.8

2005	4.8

2004	17.5

2003	72.9

2002	-17.0

Upside/Downside Capture Ratios
Periods Ended 6/30/17 (%)
	UPSIDE	DOWNSIDE

10-Year	119	128

From 12/31/96 (Start of Fund’s First Full Quarter)	124	110

Portfolio Diagnostics

Fund Net Assets	$1,501 million

Number of Holdings	257

Turnover Rate	20%

Average Market Capitalization[1]	$816 million

Weighted Average P/B Ratio[2]	1.7x

Weighted Average P/S Ratio[3]	0.8x

Active Share[4]	91%

U.S. Investments (% of Net Assets)	88.5%

Non-U.S. Investments (% of Net Assets)	4.1%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	Price to Sales is calculated by dividing the company’s market cap by the revenue in the most recent year.
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2017 Semiannual Report to Shareholders | 25

MANAGERS’ DISCUSSION
Royce Pennsylvania Mutual Fund® (PMF)

Chuck Royce Lauren Romeo, CFA Jay Kaplan, CFA

FUND PERFORMANCE
Royce Pennsylvania Mutual Fund advanced 4.8% for the year-to-date period ended June 30, 2017, slightly trailing its small-cap benchmark, the Russell 2000 Index, which rose 5.0% for the same period. After a terrific absolute and relative showing in 2016—our flagship Fund’s fourth-best return in the last 25 years—some pullback was not surprising, especially in a period that showed more favor to high growth and low quality than the kind of companies we seek using Penn’s diversified, multi-theme core approach.
In this more challenging environment, the Fund posted a modest first-quarter return (+1.5%) while lagging the benchmark (+2.5%). Several healthcare names from outside the resurgent biotechnology industry keyed Penn’s strong second-quarter results, up 3.2% versus 2.5% for the small-cap index. Looking at longer-term periods, we were pleased that Penn outpaced the Russell 2000 for the 15-, 20-, 25-, 30-, and 35-year periods ended June 30, 2017. The Fund’s average annual total return for the 40-year period ended June 30, 2017 was 13.1%, all under the management of Chuck Royce.

WHAT WORKED... AND WHAT DIDN’T
Eight of the Fund’s 11 equity sectors finished the semiannual period in the black (a ninth, Telecommunication Services, was essentially flat). Consumer Discretionary and Energy detracted, the first hurt by secular shifts in consumer spending and behavior, the second by falling oil prices. The most notable positive impacts came from Information Technology, Industrials (the Fund’s two largest sectors), and Health Care. The last is an area in which we have been active in 2017, increasing the Fund’s exposure to 10.2% at the end of June from 6.8% at the end of 2016. Consistent with our usual practice, we have mostly avoided the more speculative environs of the sector and instead have been concentrating on cash-flow generating companies with earnings in industries that have been historically less volatile than those in the bio-pharma complex. The result at the end of June was a comparatively larger weighting within the portfolio in equipment makers and suppliers, service providers, and life sciences tool manufacturers, many of which, including Merit Medical Systems, helped drive second-quarter results.
      Electronic equipment, instruments & components made the largest contribution at the industry level during 2017’s first half, led by the Fund’s three best performing positions for the period. Laser diode and equipment maker Coherent took the top spot, as it did in 2016, galvanized by ongoing sales and earnings growth driven by vibrant demand for ramped up OLED (organic light-emitting diode) capacity. IPG Photonics, which produces high-power fiber lasers and amplifiers, also saw earnings growth push its shares higher as the company continued to benefit from the accelerated pace with which its fiber lasers are replacing conventional lasers and non-laser technology on a global scale. Cognex Corporation is the market leader in machine vision technology, which captures and analyzes visual information to automate tasks that previously relied on human eyesight and is thus a major driver of industrial and process automation. The trend toward automation continues to improve order strength for its machine vision systems.
      Only two industries made sizable negative impacts on first-half results—specialty retail and energy equipment & services. The Fund’s leading detractor overall, however, was Core-Mark Holding Company, which comes from the distributors industry within Consumer Discretionary. The company specializes in supply and distribution services to convenience stores in the U.S. and Canada. Although profitable, Core-Mark reported lower-than-expected fiscal first-quarter earnings in May, which helped to send its shares lower. We reduced our stake in the first half prior to the announcement. Matrix Service is a contractor to the energy, power, and industrial markets. Its close association with the reeling energy industry, ongoing delays in new project awards and starts, depressed maintenance spending, and increased cost estimates on an electrical infrastructure project all discouraged investors, including us. We sold the last of our shares in Penn’s portfolio in June.
Relative to the Russell 2000, poor stock selection in Consumer Discretionary—most impactfully in that sector’s specialty retail group—hurt most while our underweight in biotechnology also created a relative disadvantage. In contrast, Financials were strong relative contributors, aided by savvy stock selection and an underweight in banks, while effective stock picking in machinery stocks gave us an edge in Industrials.

Top Contributors to Performance Year-to-Date Through 6/30/17 (%)[1]

Coherent	0.55

IPG Photonics	0.33

Cognex Corporation	0.32

Merit Medical Systems	0.31

Raven Industries	0.28

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/17 (%)[2]

Core-Mark Holding Company	-0.21

Matrix Service	-0.20

Team	-0.20

SEACOR Holdings	-0.17

Tejon Ranch	-0.14

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
In addition to increasing our weighting in select healthcare companies, we made a number of other changes to the portfolio. After an extended period of disappointing results, we have been reducing our weighting in retailers as we see an industry with substantial challenges ahead of it. On the brighter side, we trimmed several long-term winners in Information Technology and Industrials where valuations no longer merited high weightings in the portfolio. Along with healthcare, we have been redeploying some of these assets in banks, where we have sought to take advantage of relatively weak first-half performance.

26 | The Royce Funds 2017 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS PENNX RYPFX RPMIX RYPCX RPMRX RPMKX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/17
	JAN-JUN 2017[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	35-YR	40-YR

PMF	4.81	23.17	4.54	11.68	5.93	9.19	9.91	10.55	10.32	12.66	13.09

Annual Operating Expenses: 0.93%

[1] Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
20 Years Through 6/30/17
On a monthly rolling basis, the Fund outperformed the Russell 2000 in 75% of all 10-year periods; 70% of all 5-year periods; and 55% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	91/121	75%	8.9	6.7

5-year	127/181	70%	10.0	7.7

1-year	125/229	55%	10.9	9.2

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 131 for additional information.

Value of $10,000
Invested on 12/29/78 (Russell 2000 Inception)
as of 6/30/17 ($)

Top 10 Positions
% of Net Assets

Tennant Company	1.4

Quaker Chemical	1.4

HEICO Corporation	1.3

First Citizens BancShares Cl. A	1.3

Sun Hydraulics	1.3

E-L Financial	1.1

Bio-Techne	1.1

Valmont Industries	1.1

Raven Industries	1.1

Landstar System	1.1

Portfolio Sector Breakdown
% of Net Assets

Industrials	27.1

Information Technology	18.1

Financials	13.4

Consumer Discretionary	11.3

Health Care	10.2

Materials	8.6

Energy	3.9

Real Estate	2.4

Consumer Staples	2.0

Telecommunication Services	0.2

Utilities	0.1

Miscellaneous	2.1

Cash and Cash Equivalents	0.6

Calendar Year Total Returns (%)

YEAR	PMF

2016	26.5

2015	-11.4

2014	-0.7

2013	35.3

2012	14.6

2011	-4.2

2010	23.9

2009	36.3

2008	-34.8

2007	2.8

2006	14.8

2005	12.5

2004	20.2

2003	40.3

2002	-9.2

Upside/Downside Capture Ratios
Periods Ended 6/30/17 (%)
	UPSIDE	DOWNSIDE

10-Year	92	95

From 12/31/78 (Russell 2000 Inception)	89	71

Portfolio Diagnostics

Fund Net Assets	$2,329 million

Number of Holdings	327

Turnover Rate	16%

Average Market Capitalization[1]	$1,816 million

Weighted Average P/E Ratio[2,3]	22.1x

Weighted Average P/B Ratio[2]	2.4x

Active Share[4]	87%

U.S. Investments (% of Net Assets)	87.6%

Non-U.S. Investments (% of Net Assets)	11.8%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 6/30/17).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investment in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2017 Semiannual Report to Shareholders | 27

MANAGERS’ DISCUSSION
Royce Premier Fund (RPR)

Chuck Royce Lauren Romeo, CFA Steven McBoyle, CPA, CA

FUND PERFORMANCE
During the year’s first half, Royce Premier Fund performed impressively on both an absolute and relative basis, despite value stocks lagging growth stocks. The Fund returned 8.7% for the year-to-date period ended June 30, 2017 compared with 5.0% for its small-cap benchmark, the Russell 2000 Index. This was a strong vote of confidence for the kind of high-quality companies that we seek for the portfolio, those with discernible competitive advantages, high returns on capital, and a sustainable, moat-like franchise.
For the first quarter, the Fund gained 6.7% versus 2.5% for the Russell 2000. This strong relative return was all the more notable as the quarter generally favored growth and low-quality stocks, neither of which fit the Fund’s quality approach. Value stocks continued to lag their growth counterparts in the second quarter, when the Fund delivered a respectable return of 1.9% compared with 2.5% for the small-cap index. Long-term results were strong on both an absolute and relative basis as Premier bested its benchmark for the one-, 10-, 15-, 20-, 25-year, and since inception (12/31/91) periods ended June 30, 2017. The Fund’s average annual total return since inception was 11.6%.

WHAT WORKED... AND WHAT DIDN’T
Eight of Premier’s nine equity sectors finished the semiannual period in the black. Information Technology was the top contributor by a sizable amount, with electronic equipment, instruments & components and semiconductors & semiconductor equipment companies doing best. Industrials made the second-biggest contribution, led by machinery stocks. The Fund’s only sector with negative performance for the first half was Energy, where share prices fell along with the price of oil. Detractions at the industry level were similarly modest, led by energy equipment & services (Energy), specialty retail (Consumer Discretionary), and metals & mining (Materials).
      The Fund’s two top contributing positions were also top-10 holdings at the end of June. Cognex Corporation is the market leader in machine vision technology, which captures and analyzes visual information to automate tasks that previously relied on human eyesight and is thus a major driver of industrial and process automation. The trend toward automation continues to drive broad order strength for its machine vision systems. Cognex also supplemented its robust technology portfolio with three small acquisitions that should enhance its capabilities in emerging areas such as 3D and adaptive learning. National Instruments supplies computer-based instrumentation hardware and software products for engineers and scientists. The company saw healthier order growth coincident with both improved global industrial activity and new products that should broaden its addressable markets in key growth areas such as semiconductor testing and the Internet of Things.
      The impact of detractors was far more modest. SEACOR Holdings provides marine transportation equipment and logistics services mostly for the energy and agricultural markets. Its earnings remained pressured by ongoing weakness in the offshore marine vessel business, which was exacerbated by the decline in oil prices in the first half, as well as overcapacity in its inland river barge and tow business. Weak volumes persisted through most of the first half for industrial equipment auctioneer Ritchie Bros. Auctioneers. This was primarily the result of tight supply in consigned heavy equipment for auction as well as uncertainty about the near-term growth trajectory for Iron Planet, a recent acquisition that conducts online equipment auctions.
Relative to the Russell 2000, Information Technology provided the largest advantage in the first half. Our performance edge in this sector was driven by savvy stock picking, particularly in the electronic equipment, instruments & components industry. Financials was the second-biggest relative contributor. Both the Fund’s underweight in lagging banks and savvy stock picking among capital markets firms, notably Ashmore Group, the emerging market debt asset manager, helped relative returns. Conversely, our lower exposure to Health Care detracted most from relative performance. A perennial underweight in Premier’s portfolio, it was the top-contributing sector in the Russell 2000 for the first half. Materials also made a minor relative detraction. Shares of our largest holding in the sector, metals distributor and processor Reliance Steel & Aluminum, declined after the company reduced earnings guidance.

Top Contributors to Performance Year-to-Date Through 6/30/17 (%)[1]

Cognex Corporation	1.06

National Instruments	0.80

IDEXX Laboratories	0.70

Lincoln Electric Holdings	0.68

IPG Photonics	0.66

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/17 (%)[2]

SEACOR Holdings	-0.35

Ritchie Bros. Auctioneers	-0.27

Monro Muffler Brake	-0.16

CIRCOR International	-0.14

Reliance Steel & Aluminum	-0.14

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We slightly narrowed the number of portfolio holdings in the first half of 2017, adding three, including one spin-off, while eliminating four. We also actively trimmed some of our largest contributors, most notably in Information Technology and Industrials, where both valuations and portfolio weightings had become elevated. These actions led to the accumulation of a meaningful cash position of close to 8% at the end of June, as we wait for better opportunities to put this money to work. Until then, we are prepared to be patient. We are comfortable that the long and winding road to normalization that we see for equities will continue to be rewarding for the kind of high-quality companies and long-term compounders that we seek to hold in the Fund.

28 | The Royce Funds 2017 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYPRX RPFFX RPFIX RPRCX RPRRX RPRWX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/17
	JAN-JUN 2017[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/31/91)

RPR	8.70	25.54	3.63	10.62	7.20	10.78	10.42	11.80	11.61

Annual Operating Expenses: 1.16%

[1] Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
20 Years Through 6/30/17
On a monthly rolling basis, the Fund outperformed the Russell 2000 in 99% of all 10-year periods; 72% of all 5-year periods; and 63% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	120/121	99%	10.5	6.7

5-year	131/181	72%	10.9	7.7

1-year	144/229	63%	11.4	9.2

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 131 for additional information.

Value of $10,000
Invested on 12/31/91 as of 6/30/17 ($)

Top 10 Positions
% of Net Assets

Lincoln Electric Holdings	3.6

Cognex Corporation	3.6

Copart	3.3

National Instruments	3.2

MKS Instruments	3.0

Woodward	2.8

Landstar System	2.8

Kirby Corporation	2.7

Valmont Industries	2.6

Alleghany Corporation	2.6

Portfolio Sector Breakdown
% of Net Assets

Industrials	33.2

Information Technology	19.6

Financials	12.1

Consumer Discretionary	9.3

Materials	7.0

Health Care	4.0

Energy	3.3

Consumer Staples	2.2

Real Estate	0.9

Miscellaneous	0.6

Cash and Cash Equivalents	7.8

Calendar Year Total Returns (%)

YEAR	RPR

2016	23.0

2015	-9.9

2014	-0.9

2013	27.7

2012	11.4

2011	-0.9

2010	26.5

2009	33.3

2008	-28.3

2007	12.7

2006	8.8

2005	17.1

2004	22.8

2003	38.7

2002	-7.8

Upside/Downside Capture Ratios
Periods Ended 6/30/16 (%)
	UPSIDE	DOWNSIDE

10-Year	92	87

From 12/31/91 (Start of Fund’s First Full Quarter)	92	72

Portfolio Diagnostics

Fund Net Assets	$2,282 million

Number of Holdings	55

Turnover Rate	3%

Average Market Capitalization[1]	$3,577 million

Weighted Average P/E Ratio[2,3]	23.7x

Weighted Average P/B Ratio[2]	2.8x

Active Share[4]	97%

U.S. Investments (% of Net Assets)	81.6%

Non-U.S. Investments (% of Net Assets)	10.6%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 6/30/17).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2017 Semiannual Report to Shareholders | 29

MANAGER’S DISCUSSION
Royce Small-Cap Leaders Fund (ROH)

Lauren Romeo, CFA

FUND PERFORMANCE
After benefiting in 2016 from a combination of strong stock-picking and the resumption of leadership for value and cyclical stocks, Royce Small-Cap Leaders Fund took a relative step back in 2017’s first half. The Fund was up 1.1% for the year-to-date period ended June 30, 2017, trailing its small-cap benchmark, the Russell 2000 Index, which gained 5.0% for the same period. The first half of 2017 featured a few reversals that affected relative performance for the kind of high-quality stocks that we seek, most notably a pronounced advantage for growth stocks, particularly in biotechnology.
This pattern began early in the year. For the first quarter, Small-Cap Leaders rose 0.9% versus 2.5% for the Russell 2000 while the second quarter saw more of the same, with the Fund gaining 0.3% while the small-cap index was up 2.5%. Small-Cap Leaders’ average annual total return since inception (6/30/03) was 9.4%.

WHAT WORKED... AND WHAT DIDN’T
Of the Fund’s nine equity sectors, three detracted from first-half results, and a fourth was flat, while six made positive contributions, led by Financials and Information Technology. The largest negative impacts came from Consumer Discretionary, where specialty retail was the Fund’s worst-performing industry group, and Energy, where energy equipment & services finished second among the portfolio’s detractors at the industry level. Retailers have been under siege over the last few years as they attempt to cope with secular changes in consumer spending habits and the related margin-contracting specter of Amazon. As a result of these challenges—and the resulting downward pressure on stock prices—we reduced the Fund’s exposure to the industry in the first half. We sold our shares of footwear, headwear, and sports apparel retailer Genesco as first-quarter results and revised full-year guidance fell well below expectations due to intensified competition and management’s overconfidence that it could rebalance inventory to compensate for a key fashion shift it missed last year in its Journeys footwear chain. We also significantly reduced our exposure to The Buckle in the second quarter as business for this clothing retailer continued to deteriorate in part due to heightened online competition. We felt more confident about the long-term prospects for footwear wholesaler and retailer Caleres. Recent sales and earnings growth has been solid, but early 2017 results fell short of investors’ optimistic expectations—and even minor disappointments in the industry are severely punished in the current highly challenging environment. We netted out a modest increase in our position during the first half.
      Despite high employment and solid business confidence, revenue growth for office furniture manufacturer Steelcase remained constrained as North American customers were still cautious about spending. Additionally, while the company is introducing new product to address the “resi-mercial” office style trend, this growth has yet to offset sales declines from legacy office products. We were content to stay patient and held a good-sized stake at the end of June. Xperi was formed when Tessera Holding acquired DTS. The company, which licenses audio and semiconductor technologies, offered disappointing earnings guidance on the formation of the new company. The outlook is clouded by the pending resolution of a patent dispute with one large company and the signing of a licensing renewal by a second, which led us to reduce our position in the first half.
      Top-10 holding Genworth MI Canada, that country’s leading residential mortgage insurance provider, was the Fund’s top-contributing position in the first half. Its stock extended its strong run from 2016 based on expectations that loss ratios have bottomed in oil-rich provinces where it has residential mortgage insurance in force, combined with a premium increase that offset new, higher capital requirements. Lazard, another top-10 position, continued to gain market share in its global mergers & acquisitions advisory business, particularly in Europe where activity is rebounding. It also saw healthy inflows in its asset management segment that were driven by its global and quantitative offerings.
Relative to the Russell 2000, the portfolio’s substantial underweight in Health Care, including a lack of exposure to biotechnology, hurt most. Also having a large negative impact was ineffective stock selection in Consumer Discretionary, mostly in specialty retail. Conversely, savvy stock picks provided a relative advantage in Financials and, to a lesser extent, Consumer Staples.

Top Contributors to Performance Year-to-Date Through 6/30/17 (%)[1]

Genworth MI Canada	0.44

Lazard CI. A	0.40

Fabrinet	0.33

Bio-Rad Laboratories CI. A	0.33

Industrias Bachoco ADR	0.32

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/17 (%)[2]

Steelcase CI. A	-0.48

Xperi	-0.41

Genesco	-0.41

Oil States International	-0.39

Caleres	-0.38

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Thus far in 2017, small-cap performance has reverted back to that of years such as 2015 – narrow leadership by growth-oriented sectors populated by unprofitable companies. During 2017’s first half, for example, Health Care and Information Technology accounted for approximately 90% of the Russell 2000’s return. However, we believe this is only a temporary pause in the long overdue reversion to the mean of small-cap value and quality outperformance that began in 2016. Fiscal rather than monetary policy will increasingly be the top-down focus of investors as the catalyst to a sustained breakout of U.S. GDP growth beyond the 1-2% range. Many of our more cyclical companies have become even more attractively valued after lagging in first-half stock price performance despite posting in-line financial results and guidance.

30 | The Royce Funds 2017 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYOHX ROHHX ROHRX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/17
	JAN-JUN 2017[1]	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (6/30/03)

ROH	1.14	19.80	1.49	9.04	5.72	9.43

Annual Gross Operating Expenses: 1.58% Annual Net Operating Expenses: 1.49%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 131 for additional information.

Value of $10,000
Invested on 6/30/03 as of 6/30/17 ($)

Top 10 Positions
% of Net Assets

Minerals Technologies	3.0

Marcus & Millichap	3.0

Genworth MI Canada	2.9

Artisan Partners Asset Management Cl. A	2.8

Lazard Cl. A	2.6

Caleres	2.4

Pason Systems	2.3

Cal-Maine Foods	2.2

Bio-Techne	2.1

Houlihan Lokey Cl. A	2.1

Portfolio Sector Breakdown
% of Net Assets

Industrials	23.3

Financials	14.8

Consumer Discretionary	14.4

Information Technology	13.6

Consumer Staples	7.5

Health Care	5.9

Energy	5.2

Materials	4.6

Real Estate	3.0

Miscellaneous	1.2

Cash and Cash Equivalents	6.5

Calendar Year Total Returns (%)

YEAR	ROH

2016	25.5

2015	-12.5

2014	-3.3

2013	30.9

2012	11.5

2011	-6.5

2010	24.8

2009	38.0

2008	-29.2

2007	7.3

2006	13.7

2005	14.9

2004	27.2

Upside/Downside Capture Ratios
Periods Ended 6/30/17 (%)
	UPSIDE	DOWNSIDE

10-Year	89	93

From 6/30/03 (Start of Fund’s First Full Quarter)	93	93

Portfolio Diagnostics

Fund Net Assets	$90 million

Number of Holdings	73

Turnover Rate	32%

Average Market Capitalization[1]	$1,763 million

Weighted Average P/E Ratio[2,3]	18.5x

Weighted Average P/B Ratio[2]	2.5x

Active Share[4]	96%

U.S. Investments (% of Net Assets)	74.9%

Non-U.S. Investments (% of Net Assets)	18.6%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 6/30/17).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.49% through April 30, 2018. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2017 Semiannual Report to Shareholders | 31

MANAGER’S DISCUSSION
Royce Small-Cap Value Fund (RVV)

Jay Kaplan, CFA

FUND PERFORMANCE
For the year-to-date period ended June 30, 2017, Royce Small-Cap Value Fund was down 4.2%, significantly lagging its small-cap benchmark, the Russell 2000 Index, which gained 5.0% for the same period. It was a difficult first half for value stocks and a disappointing one for our contrarian value approach.
The Fund slipped 1.5% in the first quarter versus a 2.5% advance for the small-cap index. Value stocks began to fall behind their growth counterparts early in the year, spurred in large part by strong results for biotechnology companies and less stellar performance for many of the cyclical areas that did so well in 2016. This pattern held sway in the second quarter, when Small-Cap Value was down 2.7% compared to another 2.5% increase for the Russell 2000. The leadership that began early in the year thus remained in place for most of the first half, as large-caps, growth, healthcare, and non-U.S. equities all stayed in the lead after lagging in 2016. Longer-term results were better as the Fund outperformed its benchmark for the 15-year and since inception (6/14/01) periods ended June 30, 2017. Small-Cap Value’s average annual total return since inception was 9.3%.

WHAT WORKED... AND WHAT DIDN’T
Consumer Discretionary made by far the largest negative impact at the sector level, detracting more than twice as much as Energy, the Fund’s second-biggest detractor for the semiannual period. The specialty retail industry disproportionately drove negative results, with seven of the Fund’s eight biggest first-half detractors coming from the group. Brick and mortar retailers continue to struggle with shifts in consumer spending and shopping habits, along with the ensuing margin contraction, developments keyed to a large degree by the omnipresence of Amazon. We sold our shares of footwear, headwear, and sports apparel retailer Genesco in June and reduced our stake in each of the Fund’s other positions in specialty retail during the first half, including sporting goods company Hibbett Sports, women’s fashion and accessories retailer The Cato Corporation, and footwear specialist Shoe Carnival. The energy equipment & services group also had a substantial negative impact, led by Matrix Service, the Fund’s top detractor at the position level in the first half. The company is a contractor to the energy, power, and industrial markets. Ongoing delays in new project awards and starts, depressed maintenance spending, and increased cost estimates on an electrical infrastructure project all discouraged investors, including us. We sold the last of our shares in the portfolio in May.
      Industrials, Information Technology, and Financials made the biggest sector-based contributions to 2017’s first-half results, while at the industry level, building products (Industrials), IT services (Information Technology), and capital markets (Financials) made notable positive impacts. Kitchen cabinet and vanity manufacturer American Woodmark led the building products group, and the Fund overall, thanks to impressive sales growth in both its new construction and remodeling products. We trimmed our stake as its share price climbed. We chose to add shares of truck trailer manufacturer (and top-10 holding) Wabash National in the first half. Investors seemed to respond positively to its raised earnings guidance for the rest of 2017 as well the company’s efforts to emphasize its diverse line of transportation products. NCI offers network engineering, information assurance, systems development, and integration for government agencies. Fiscal first-quarter revenues exceeded the midpoint of management’s guidance range given earlier in the year, driven in part by margin improvements resulting from higher contributions from fixed-price contracts.
Relative to the Russell 2000, the Fund’s first-half results were affected most by both our overweight and ineffective stock picking in Consumer Discretionary, where the previously mentioned specialty retail group detracted most. Both our lower exposure to Health Care and ineffective stock picks in Information Technology also notably hurt relative results. Bright spots included better stock selection in Financials—most notably in capital markets stocks such as Moelis & Company—and Industrials, where American Woodmark helped the building products group to shine.

Top Contributors to Performance Year-to-Date Through 6/30/17 (%)[1]

American Woodmark	0.54

Wabash National	0.54

NCI Cl. A	0.50

Genworth MI Canada	0.38

Moelis & Company Cl. A	0.38

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/17 (%)[2]

Matrix Service	-1.10

Hibbett Sports	-0.72

Genesco	-0.59

Shoe Carnival	-0.49

Kirkland’s	-0.46

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Our outlook has not changed appreciably since the end of 2016. Our valuation-sensitive contrarian approach has made finding new ideas difficult because most of the cheap stocks we have been investigating look priced that way for very good reasons that look likely to persist—classic value traps. Patience, therefore, remains key. We still expect that more interesting opportunities will materialize when some of the current widespread optimism dissipates, and we are prepared to wait. In the event of a correction, we will act opportunistically as we always have when the market trends down. During the first half, in addition to reducing the specialty retail group, we made discrete purchases in both residential and non-residential construction companies, as well as in distribution and networking technology businesses—consistent with our ‘low-tech tech’ ethos and including top-10 holdings Fabrinet and PC Connection. We also purchased shares in a small number of boutique investment banks that look well positioned to benefit from ongoing global uncertainty as well as what we think will be a more robust M&A market in the months to come.

32 | The Royce Funds 2017 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYVFX RVVHX RVFIX RVFCX RVVRX RVFKX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/17
	JAN-JUN 2017[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (6/14/01)

RVV	-4.21	12.22	-0.26	7.87	3.75	10.00	9.26

Annual Operating Expenses: 1.49%

[1] Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
Since Inception Through 6/30/17
On a monthly rolling basis, the Fund outperformed the Russell 2000 in 60% of all 10-year periods; 57% of all 5-year periods; and 54% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	44/73	60%	9.0	7.8

5-year	76/133	57%	9.7	8.7

1-year	98/181	54%	11.5	10.5

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 131 for additional information.

Value of $10,000
Invested on 6/14/01 as of 6/30/17 ($)

Top 10 Positions
% of Net Assets

Genworth MI Canada	2.3

Fabrinet	2.3

AMN Healthcare Services	2.1

PC Connection	2.1

Federated Investors Cl. B	2.1

Wabash National	2.1

Celestica	2.0

Gentex Corporation	2.0

Marcus & Millichap	2.0

Village Super Market Cl. A	2.0

Portfolio Sector Breakdown
% of Net Assets

Financials	21.9

Industrials	21.5

Information Technology	20.0

Consumer Discretionary	14.8

Health Care	2.6

Energy	2.4

Real Estate	2.0

Consumer Staples	2.0

Utilities	1.0

Miscellaneous	1.0

Cash and Cash Equivalents	10.8

Calendar Year Total Returns (%)

YEAR	RVV

2016	21.1

2015	-11.5

2014	-0.0

2013	27.8

2012	9.6

2011	-7.4

2010	25.0

2009	44.7

2008	-34.2

2007	3.8

2006	16.8

2005	17.2

2004	30.9

2003	54.3

Upside/Downside Capture Ratios
Periods Ended 6/30/17 (%)
	UPSIDE	DOWNSIDE

10-Year	81	95

From 6/30/01 (Start of Fund’s First Full Quarter)	99	91

Portfolio Diagnostics

Fund Net Assets	$365 million

Number of Holdings	74

Turnover Rate	33%

Average Market Capitalization[1]	$1,064 million

Weighted Average P/E Ratio[2,3]	16.5x

Weighted Average P/B Ratio[2]	1.9x

Active Share[4]	97%

U.S. Investments (% of Net Assets)	81.3%

Non-U.S. Investments (% of Net Assets)	7.9%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 6/30/17).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Small-Cap Value Fund at 6/30/16 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2017 Semiannual Report to Shareholders | 33

MANAGER’S DISCUSSION

Royce Small/Mid-Cap Premier Fund (RHF) (Formerly Royce Heritage Fund)

Steven McBoyle, CPA, CA

FUND PERFORMANCE
Royce Small/Mid-Cap Premier Fund (formerly Royce Heritage Fund) climbed 5.7% for the year-to-date period ended June 30, 2017, slightly trailing the 6.0% gain for its new small- and mid-cap benchmark, the Russell 2500 Index, while outpacing the 5.0% increase for the small-cap Russell 2000 Index for the same period. We changed the Fund’s name and shifted its benchmark from the Russell 2000 to the Russell 2500 to better reflect the portfolio’s small- and mid-cap selection universe, which Royce defines as those with market capitalizations up to $15 billion. The Fund’s investment approach, however, remained unchanged—we continue to seek companies that we consider “premier”—those that we believe have sustainable, moat-like franchises, discernible competitive advantages, a history of prudent capital allocation, and opportunities to profitably reinvest excess cash flow.
The Fund outpaced both indexes in the first quarter, up 4.4% versus respective gains of 3.8% and 2.5% for the Russell 2500 and Russell 2000 Indexes. This was especially notable during a period in which growth stocks led and approaches similar to the Fund’s valuation-sensitive, high-quality approach were out of favor. Second-quarter results were more pedestrian, with the Fund gaining 1.2% versus 2.1% for the Russell 2500 and 2.5% for the Russell 2000. We were pleased that the Fund outpaced both benchmarks for the 20-year and since inception (12/27/95) periods ended June 30, 2017. Small/Mid-Cap Premier’s average annual total return since inception was 12.3%.

WHAT WORKED... AND WHAT DIDN’T
Eight of the Fund’s nine equity sectors finished the semiannual period in the black with Information Technology and Industrials leading by impressive margins. Two industries—one from each of the two leading sectors—made by far the biggest positive impacts on first-half performance: electronic equipment, instruments & components and professional services. Results for the first group were primarily driven by two positions. Top-10 position IPG Photonics, which produces high-power fiber lasers and amplifiers, saw earnings growth push its shares higher as the company continued to benefit from the accelerated pace at which its fiber lasers are replacing conventional lasers and non-laser technology on a global scale. The stock price of laser diode and equipment maker Coherent was galvanized by ongoing sales and earnings growth.
    The top contributing position in professional services, and second in the Fund as a whole, was global staffing and services company—and top-10 holding—ManpowerGroup. The company saw its stock benefit from improved topline growth and a strong bottom line in 2016, solid fiscal first-quarter 2017 earnings, and a brightening global employment picture. From the Consumer Discretionary sector, NVR builds homes and engages in mortgage banking activities. Its shares benefited from ongoing strength in the U.S. housing market, which helped the company post respective first-quarter increases in net income and diluted earnings per share of 58% and 59%.
    Consumer Discretionary was the only sector to detract from performance in the first half, though its impact was decidedly modest. While the sector offered an interesting mix of contributing and detracting industries and positions, its specialty retail group had a significant negative effect. Some of this is attributable to the “Amazon Effect,” a broadly used term that describes the significant shifts that are adversely affecting brick and mortar retailers. The growing popularity of e-commerce is introducing price transparency and algorithmic-based pricing strategies that are threatening profits across many industries, making it arguably the greatest deflationary force in the economy today. This has resulted in a regular reexamination of our holdings in the retail space. Speaking of which, two retailers topped the portfolio’s list of detractors. We substantially reduced our stake in Dicks Sporting Goods in the first half as the company, which has been cutting costs and streamlining operations, nonetheless reported disappointing fiscal first-quarter earnings due to poor sales. We opted to exit our position in Signet Jewelers, the company that operates Zales, Jared, and Kay Jewelers, due to our discomfort with the company’s reliance on in-house financing to spur sales and sluggish earnings.
Relative to the Russell 2500, the Fund was disadvantaged by stock selection in Consumer Discretionary, a much lower weighting in Health Care, and the portfolio’s cash position. By contrast, our lack of exposure to Energy helped as did both our lower weightings and stock selection in Financials and Real Estate were also a plus. Effective stock selection in Information Technology and Industrials.

Top Contributors to Performance
Year-to-Date Through 6/30/17 (%)[1]

IPG Photonics	0.73

ManpowerGroup	0.55

NVR	0.50

Coherent	0.50

Westlake Chemical	0.50

[1] Includes dividends

Top Detractors from Performance
Year-to-Date Through 6/30/17 (%)[2]

Dicks Sporting Goods	-0.53

Signet Jewelers	-0.53

Monro Muffler Brake	-0.25

Carlisle Companies	-0.19

Dollar Tree	-0.16

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We continue to anticipate lower returns, higher volatility, and lower correlation levels. Evidence continues to mount that a normalization in the markets is taking place, which should make them far more discriminating. For these reasons, we believe our bottom-up, quality-oriented process has the potential to do well. Other than reducing our retail exposure, portfolio positioning has remained largely unchanged. The largest sectors at the end of June were Industrials, Consumer Discretionary, and Information Technology. Along with Materials, the first two were also our largest overweights versus the Russell 2500 at the end of the semiannual period.

34 | The Royce Funds 2017 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RGFAX RHFHX RYGCX RHFRX

Performance and Expenses Average Annual Total Return (%) Through 6/30/17
	JAN-JUN 2017[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/27/95)

RHF	5.68	18.27	3.80	10.11	5.73	9.04	11.39	12.33

Annual Operating Expenses: 1.30%

[1] Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
 20 Years Through 6/30/17
On a monthly rolling basis, the Fund outperformed the Russell 2000 in 82% of all 10-year periods; 77% of all 5-year periods; and 59% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	99/121	82%	9.4	6.7

5-year	139/181	77%	10.3	7.7

1-year	136/229	59%	12.9	9.2

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 131 for additional information.

Value of $10,000
Invested on 12/27/95 as of 6/30/17 ($)

Top 10 Positions
% of Net Assets

Copart	3.2

Alleghany Corporation	3.0

ManpowerGroup	2.6

LKQ Corporation	2.6

Westlake Chemical	2.6

Valmont Industries	2.4

IPG Photonics	2.3

Thor Industries	2.3

Standard Motor Products	2.2

Minerals Technologies	2.1

Portfolio Sector Breakdown
% of Net Assets

Industrials	27.2

Consumer Discretionary	24.7

Information Technology	11.5

Financials	8.8

Materials	8.2

Real Estate	4.4

Health Care	3.4

Consumer Staples	2.4

Utilities	1.4

Miscellaneous	0.7

Cash and Cash Equivalents	7.3

Calendar Year Total Returns (%)

YEAR	RHF

2016	17.8

2015	-6.5

2014	-1.1

2013	26.0

2012	14.3

2011	-9.3

2010	27.5

2009	51.8

2008	-36.2

2007	1.2

2006	22.6

2005	8.7

2004	20.4

2003	38.1

2002	-18.9

Upside/Downside Capture Ratios
Periods Ended 6/30/17 (%)
	UPSIDE	DOWNSIDE

10-Year	89	93

From 12/31/95 (Start of Fund’s First Full Quarter)	108	87

Portfolio Diagnostics

Fund Net Assets	$220 million

Number of Holdings	82

Turnover Rate	31%

Average Market Capitalization[1]	$5,022 million

Weighted Average P/E Ratio[2,3]	21.8x

Weighted Average P/B Ratio[2]	2.9x

Active Share[4]	98%

U.S. Investments (% of Net Assets)	84.5%

Non-U.S. Investments (% of Net Assets)	8.2%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 6/30/17).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2017 Semiannual Report to Shareholders | 35

MANAGER’S DISCUSSION

Royce Smaller-Companies Growth Fund (RVP)

Chip Skinner, CFA

FUND PERFORMANCE
Royce Smaller-Companies Growth Fund came back strong and turned in an impressive absolute and relative performance in the first half. The Fund advanced 11.3% for the year-to-date period ended June 30, 2017, well ahead of its small-cap benchmark, the Russell 2000 Index, which was up 5.0% for the same period. We were also pleased that the Fund, which uses a valuation-aware, ‘growth-at-a-reasonable-price’ (GARP) strategy, outpaced the Russell 2000 Growth Index (+10.0%) in the first half.
The first half of 2017 reversed most of the equity market leadership from 2016, including a rotation from value back to growth. This reversal, along with the related resurgence of biotechnology, was a factor in first-half performance. The Fund enjoyed a strong first quarter, gaining 5.1% versus 2.5% for the Russell 2000. It then slightly improved on that result with a 5.9% advance in the second quarter when the small-cap index once again climbed 2.5%. Smaller-Companies Growth also outpaced the Russell 2000 for the one-year, 15-year, and since inception (6/14/01) periods ended June 30, 2017. The Fund’s average annual total return since inception was 11.4%.

WHAT WORKED... AND WHAT DIDN’T
Eight of the Fund’s 10 equity sectors finished the semiannual period in the black. Perhaps unsurprisingly for a GARP strategy in a growth-driven market, Information Technology and Health Care made the biggest contributions to first-half results. The degree to which they dominated performance, however, was notable—at least to us. Three groups in tech, for example, were the portfolio’s leaders at the industry level—electronic equipment, instruments & components, software, and internet software & services. These were followed by pharmaceuticals, biotechnology, health care equipment & supplies, and health care providers & services—all from the Health Care sector.
    Top contributor and top-10 holding Clovis Oncology develops and acquires treatments that target specific subsets of cancer. It bypassed a competitor on the road to FDA approval for one product and went on to experience better-than-expected trial results. At the end of June, we thought both its existing product line and those in its pipeline made its business look highly attractive. Shopify is a Canadian company that provides a cloud-based, omni-channel commerce platform, mostly for smaller businesses. Fiscal first-quarter revenues soared by more than 75%, easily beating Wall Street’s consensus. We saw our investment as a toehold in a business with a long runway for growth, especially with growing demand for the company’s newer services. It was the Fund’s twelfth-largest holding at the end of June.
    Energy was the only portfolio sector to make a significant detraction in the first half as net losses for Consumer Staples were minor. After increasing our exposure to Energy in 2016, we cut back in 2017 in the face of tumbling oil prices and our contention that drilling innovations are disrupting the industry’s business cycle. Unit Corporation went from finishing 2016 as the portfolio’s top contributor to its second-biggest detractor in the first half. The company operates as a contract driller and exploration & production company while also offering energy-related services. Oil and gas production declined while its rig business suffered margin contraction due to long-term contract repricing and additional expenses from rig relocations and startups. We chose to sell our shares in June. We acted similarly with the Fund’s top detracting position, western and work gear retailer Boot Barn Holdings, whose business was hit with something of a double whammy, hurt by both the travails affecting many retailers and declining energy prices that slowed its previously strong business in oil-rich states.
Relative to the Russell 2000, the Fund benefited most in the first half from savvy stock selection in Information Technology, Health Care, and Industrials. Conversely, our previously higher exposure to Energy, ineffective stock picks in Consumer Discretionary, and the Fund’s cash position all produced a relative detraction, although to a much lower degree.

Top Contributors to Performance
Year-to-Date Through 6/30/17 (%)[1]

Clovis Oncology	0.97

Shopify Cl. A	0.93

Universal Display	0.92

Paylocity Holding Corporation	0.82

Coherent	0.81

[1] Includes dividends

Top Detractors from Performance
Year-to-Date Through 6/30/17 (%)[2]

Boot Barn Holdings	-0.62

Unit Corporation	-0.43

CyberOptics Corporation	-0.30

RSP Permian	-0.26

Progenics Pharmaceuticals	-0.24

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
After a strong first half, we have seen fewer businesses that fully satisfy the key criteria of our GARP approach. In addition, we have been trimming holdings that exceeded our sell targets and/or sported valuations that looked unsustainable and therefore too risky. The result was a higher-than-usual cash position of 7.0% at the end of June that we are eager to reduce as opportunities are hopefully uncovered in the year’s second half. We also remain cautiously optimistic that policies affecting corporate tax rates, regulation, and healthcare can be implemented over the next six to 12 months that could boost GDP growth. Moreover, we are still bullish on the themes that have guided much of our stock picking over the last 12-18 months: companies involved in cloud software and solutions, automation, robotics, and industrial technology, healthcare innovators (with a focus on device and drug discovery companies), and likely beneficiaries of increased spending on infrastructure and defense. At the end of the first half, we were overweight our two largest sectors, Information Technology and Health Care. Our exposure to both increased in the first half, mostly due to share price appreciation, as was the case with Financials and Industrials. We also actively reduced our weightings in Consumer Discretionary, Consumer Staples, and Energy due to our uncertainty about the near-term prospects for these underperforming areas.

36 | The Royce Funds 2017 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYVPX RVPHX RVPCX RVPIX RVPRX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/17
	JAN-JUN 2017[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (6/14/01)

RVP	11.26	26.08	6.05	12.35	4.53	10.98	11.42

Annual Operating Expenses: 1.51% Annual Net Operating Expenses: 1.49%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 131 for additional information.

Value of $10,000
Invested on 6/14/01 as of 6/30/17 ($)

Top 10 Positions
% of Net Assets

Unisys Corporation	2.0

TriState Capital Holdings	1.8

Supernus Pharmaceuticals	1.7

QAD Cl. A	1.7

Zealand Pharma	1.7

comScore	1.7

DIRTT Environmental Solutions	1.6

Clovis Oncology	1.6

IPG Photonics	1.5

ePlus	1.5

Portfolio Sector Breakdown
% of Net Assets

Information Technology	33.6

Health Care	16.0

Industrials	11.5

Financials	11.4

Consumer Discretionary	5.9

Materials	5.9

Real Estate	1.9

Energy	1.7

Telecommunication Services	0.9

Miscellaneous	4.2

Cash and Cash Equivalents	7.0

Calendar Year Total Returns (%)

YEAR	RVP

2016	9.4

2015	-1.8

2014	3.9

2013	32.5

2012	15.3

2011	-10.0

2010	19.7

2009	41.4

2008	-41.1

2007	3.2

2006	19.3

2005	13.2

2004	28.2

2003	79.9

Upside/Downside Capture Ratios
Periods Ended 6/30/17 (%)
	UPSIDE	DOWNSIDE

10-Year	93	107

From 6/30/01 (Start of Fund’s First Full Quarter)	114	100

Portfolio Diagnostics

Fund Net Assets	$396 million

Number of Holdings	108

Turnover Rate	30%

Average Market Capitalization[1]	$1,521 million

Weighted Average P/E Ratio[2]	3.5x

3-5 Year EPS Growth (est.)[3]	19.4%

Active Share[4]	95%

U.S. Investments (% of Net Assets)	81.8%

Non-U.S. Investments (% of Net Assets)	11.2%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]
The 3-5 Year EPS Growth (est.) is calculated as a simple weighted average of the pre-calculated mean long-term EPS growth rate estimates by brokerage analysts. Long Term Growth (LTG) is the annual EPS growth that the company can sustain over the next 3 or 5 years. Source: Factset

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect the Fund’s total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2018. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2017 Semiannual Report to Shareholders | 37

MANAGERS’ DISCUSSION
Royce Special Equity Fund (RSE)

Charlie Dreifus, CFA Steven McBoyle, CPA, CA

FUND PERFORMANCE
Royce Special Equity Fund fell 0.4% for the year-to-date period ended June 30, 2017, trailing its small-cap benchmark, the Russell 2000 Index, which rose 5.0% for the same period. After posting the best calendar-year return in its history in 2016, an increase of 32.2%, the Fund was susceptible to some adjustment in results. Further, there was a rotation in the first half of 2017 away from what worked last year—small-cap, value, many cyclical sectors—into what lagged, such as growth stocks and more defensive areas, neither of which suits our classic value approach. So while disappointing, first-half performance was not surprising in this inhospitable context.
The return pattern was established in the first quarter, when small-cap results were dominated by the lowest return on equity, non-earners, non-dividend payers, fastest sales growth, and highest beta companies. Special Equity was down 0.3% for the quarter while the Russell 2000 was up 2.5%. The Fund fared only marginally better in the second quarter, which again saw leadership from more speculative businesses. Special Equity fell 0.05% versus a 2.5% increase for the small-cap benchmark. Longer-term results were better on both an absolute and relative basis, and we were pleased that the Fund outperformed the Russell 2000 for the 10-year and since inception (5/1/98) periods ended June 30, 2017. Special Equity’s average annual total return since inception was 9.3%.

WHAT WORKED... AND WHAT DIDN’T
Two of the Fund’s six equity sectors detracted from first-half performance, though only Consumer Staples made a significant negative impact—net losses for Real Estate were de minimis. Most of the net losses in Consumer Staples came from a disappointing performance for supermarket chain operator Weis Markets. The portfolio’s sole holding in the food & staples retailing group and its biggest overall detractor for the semiannual period, Weis was also a top-10 position at the end of June. While we finished the semiannual period with fewer shares than we owned at the end of 2016, we made small share purchases in April and June of this year as its stock price fell.
    Also detracting in the first half was multinational business consulting firm Resources Connection. We acted in a similar fashion with its stock by adding shares in the second quarter after trimming in the first. Children’s publishing, education, and media company Scholastic Corporation is another top-10 holding that fared poorly. We built our stake modestly in March. We also added to positions in two top-20 holdings. Flexsteel Industries manufactures residential and contract upholstered and wooden furniture while John B. Sanfilippo & Son, a second holding in Consumer Staples, distributes a diverse product line of mostly nut-based snack items.
    Of the four sectors that made positive contributions to first-half results, Information Technology made by far the most substantial impact, boosted by strong results for three industry groups—semiconductors & semiconductor equipment, electronic equipment, instruments & components, and IT services. The Fund’s top-performing industry, however, was machinery, which is in the Industrials sector. Automatic test equipment maker—and top-10 holding—Teradyne was the Fund’s best performer at the position level and in the semiconductors & semiconductor equipment group. Machinery company Wabash National, which manufactures truck trailers, made a notable contribution to first-half results, while manufacturer Bassett Furniture Industries turned around a difficult first quarter to make the list of top first-half contributors. Computer Services, which provides financial technology solutions and regulatory compliance software to banks, financial institutions, and other businesses, also contributed to results.
Results relative to the Russell 2000 were affected most by both our overweight and ineffective stock picking in the Consumer Staples and Consumer Discretionary sectors, especially in the latter’s household durables group, where first-quarter losses outweighed the second-quarter rebound. Our lack of exposure to Health Care also detracted. Conversely, the Fund’s lack of exposure to both Financials and Energy was a strength relative to the benchmark in the first half.

Top Contributors to Performance Year-to-Date Through 6/30/17 (%)[1]

Teradyne	0.66

Wabash National	0.43

Bassett Furniture Industries	0.41

Computer Services	0.38

Kaiser Aluminum	0.36

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/17 (%)[2]

Weis Markets	-1.18

Resources Connection	-0.48

Scholastic Corporation	-0.39

Flexsteel Industries	-0.25

John B. Sanfilippo & Son	-0.24

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
The market looks too complacent to us. Stocks advancing on the prospect of economic growth is inconsistent with declining bond yields that suggest a weaker outlook. Only one of these views can be right. Investors thus far seem willing to pay up for the shares of companies that they believe can continue to do well even if the overall outlook may be saying otherwise. The favored issues this year have had perceived growth at rates much more vibrant than the tepid outlook for the economy. A more refined approach— and dare we say a potentially more rewarding one?—might be companies that have the capacity and willingness to grow their dividends. We continue to believe that the world is both yield conscious and yield undernourished and think that an aging population with expectations of a longer retirement period will exert downward pressure on yields. We also suspect that this hunger, coupled with likely low absolute rates for the foreseeable future, portends a likely revolution of companies that will be raising their dividends. This remains a key component of our search. We think growing income scarcity is just as important as scarcity in revenue and earnings growth, perhaps even more so.

38 | The Royce Funds 2017 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYSEX RSEFX RSEIX RSQCX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/17
	JAN-JUN 2017[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (5/1/98)

RSE	-0.36	21.63	5.23	10.45	7.31	8.85	9.26

Annual Operating Expenses: 1.17%

[1] Not annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios
Since Inception Through 6/30/17
On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 in 100% of all 10-year periods and 74% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	110/110	100%	0.55	0.33

5-year	126/170	74%	0.68	0.45

1Average of monthly rolling Sharpe Ratios over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 131 for additional information.

Value of $10,000
Invested on 5/1/98 as of 6/30/17 ($)

Top 10 Positions
% of Net Assets

AVX Corporation	5.3

Children’s Place	5.3

UniFirst Corporation	4.9

Scholastic Corporation	4.6

Standard Motor Products	4.4

Hubbell Cl. B	3.9

Meredith Corporation	3.5

Cooper Tire & Rubber	3.4

Weis Markets	3.4

Teradyne	3.4

Portfolio Sector Breakdown
% of Net Assets

Consumer Discretionary	38.2

Industrials	21.0

Information Technology	17.3

Materials	6.3

Consumer Staples	6.2

Real Estate	2.0

Cash and Cash Equivalents	9.0

Calendar Year Total Returns (%)

YEAR	RSE

2016	32.2

2015	-12.4

2014	1.1

2013	29.4

2012	15.4

2011	0.1

2010	19.6

2009	28.4

2008	-19.6

2007	4.7

2006	14.0

2005	-1.0

2004	13.9

2003	27.6

2002	15.3

Upside/Downside Capture Ratios
Periods Ended 6/30/17 (%)
	UPSIDE	DOWNSIDE

10-Year	77	64

From 6/30/98 (Start of Fund’s First Full Quarter)	73	48

Portfolio Diagnostics

Fund Net Assets	$1,532 million

Number of Holdings	41

Turnover Rate	11%

Average Market Capitalization[1]	$1,298 million

Weighted Average P/E Ratio[2,3]	19.1x

Weighted Average P/B Ratio[2]	2.1x

Active Share[4]	98%

U.S. Investments (% of Net Assets)	90.0%

Non-U.S. Investments (% of Net Assets)	1.0%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 6/30/17).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2017 Semiannual Report to Shareholders | 39

MANAGERS’ DISCUSSION
Royce Special Equity Multi-Cap Fund (RSM)

Charlie Dreifus, CFA Steven McBoyle, CPA, CA

FUND PERFORMANCE
Royce Special Equity Multi-Cap Fund posted a solid absolute performance in the first half while trailing on a relative basis. The Fund increased 5.9% for the year-to-date period ended June 30, 2017 versus a 9.3% gain for its large-cap benchmark, the Russell 1000 Index, for the same period.
    The portfolio embodied A Tale of Two Quarters, at least when compared to its benchmark. For the first quarter, the Fund experienced the same lofty returns as most large-cap stocks—even more so, actually—and outpaced the Russell 1000, advancing 7.0% compared to 6.0% for the benchmark. Considering the strength in the first quarter of Information Technology, where we were underweighted, and Health Care, where we had no exposure, this was an especially gratifying outcome. Helping most were terrific results from Apple (the Fund’s top contributor in the first half) and, to a lesser extent, motion control products maker Parker Hannifin. There were also mostly minor losses from detractors, the largest of which was retailer Dicks Sporting Goods, 2016’s top contributor.
The second quarter, on the other hand, saw less stellar results from contributors accompanied by further share price declines for Dicks and an impactful loss for industrial supplies distributor W.W. Grainger. The result was a loss of 0.9% for the Fund in the second quarter while the Russell 1000 climbed 3.1%. We were pleased, however, that Special Equity Multi-Cap outperformed the large-cap index for the one-year period ended June 30, 2017. The Fund’s average annual total return since inception (12/31/10) was 10.0%.

WHAT WORKED... AND WHAT DIDN’T
Four of the Fund’s six equity sectors finished the first half in the black, with Industrials leading by a substantial margin and Information Technology also making a notable contribution. Of the two sectors that detracted, Consumer Discretionary made the largest negative impact, thanks to disappointing results from Dicks Sporting Goods. While we are all too aware of the challenges facing retailers in the age of Amazon, we thought highly enough of the company’s long-term prospects to hold a large stake at the end of June.
    The last 12 years were characterized by central banks providing ample liquidity and keeping rates low. Barron’s recently referenced some compelling data on the period compiled by the University of Chicago’s Eugene Fama and Dartmouth College’s Kenneth French: For the 12 years ended April 30, 2017, value stocks underperformed growth by an annualized average of 0.7%. This was contrasted with the prior eight decades, going back to 1926, in which value outperformed growth by an average of 4.8% a year. The only other 12-year span since 1926 when value underperformed growth was the 12-year period ended March 31, 2000. We suspect that those who ignore this history, and its related force of mean reversion, invest in expensive growth at their peril.
    Much has been written about the low volatility in the current market. What has not received as much attention is its impact on drawdowns. We have seen a quiet market with a clear upside bias. The maximum drawdown for the S&P 500 in the first half of 2017 topped out at 2.8%, the second-smallest first-half in 89 years. Investors are simply far too comfortable in our view. We would ask whether the macro picture is currently so inviting as to justify this placidly positive mood. We certainly don’t believe it is and would hasten to add that complacency usually engenders negative outcomes. The Nasdaq 100 Index posted a larger number of higher daily closes only once before other than 2017—in 1999. This is not a good history in our estimation.
Relative to the Russell 1000, the Fund suffered most in the first half from stock selection in Consumer Discretionary (thanks again to Dicks Sporting Goods). Our lack of exposure to the rebounding Health Care sector as well as the portfolio’s cash position were also drags on relative results. Conversely, the Fund’s lack of exposure to both correcting Energy stocks and Telecommunication Services companies was a plus, as was stock selection in Industrials, where global staffing and services company ManpowerGroup stood out.

Top Contributors to Performance Year-to-Date Through 6/30/17 (%)[1]

Apple	2.33

Illinois Tool Works	1.32

Parker Hannifin	0.97

ManpowerGroup	0.85

McDonald’s	0.63

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/17 (%)[2]

Dicks Sporting Goods	-1.72

Grainger (W.W.)	-0.74

Avnet	-0.34

Carlisle Companies	-0.26

Snap-on	-0.22

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Stocks advancing on the prospect of economic growth is inconsistent with declining bond yields that suggest a weaker outlook. Only one of these views can be right. Investors thus far seem willing to pay up for the shares of companies that they believe can continue to do well even if the overall outlook may be saying otherwise. The favored issues this year have had perceived growth at rates much more vibrant than the tepid outlook for the economy. A more refined approach—and dare we say a potentially more rewarding one?—might be companies that have the capacity and willingness to grow their dividends. We continue to believe that the world is both yield conscious and yield undernourished and think that an aging population with expectations of a longer retirement period will exert downward pressure on yields. We also suspect that this hunger, coupled with likely low absolute rates for the foreseeable future, portends a likely revolution of companies that will be raising their dividends. This remains a key component of our search. We think growing income scarcity is just as important as scarcity in revenue and earnings growth, perhaps even more so.

40 | The Royce Funds 2017 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOL RSEMX RSMCX RMUIX RSMLX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/17
	JAN-JUN 2017[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (12/31/10)

RSM	5.95	21.04	2.57	10.14	9.96

Annual Gross Operating Expenses: 1.34% Annual Net Operating Expenses: 1.24%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 131 for additional information.

Value of $10,000
Invested on 12/31/10 as of 6/30/17 ($)

Top 10 Positions
% of Net Assets

Apple	10.1

Illinois Tool Works	7.3

Genuine Parts	7.1

Dicks Sporting Goods	5.6

Parker Hannifin	5.1

Cisco Systems	4.0

VF Corporation	3.8

Snap-on	3.7

Grainger (W.W.)	3.1

Lowe’s Companies	3.0

Portfolio Sector Breakdown
% of Net Assets

Industrials	37.5

Consumer Discretionary	26.2

Information Technology	16.2

Consumer Staples	7.5

Materials	2.7

Financials	1.0

Cash and Cash Equivalents	8.9

Calendar Year Total Returns (%)

YEAR	RSM

2016	13.7

2015	-13.6

2014	9.3

2013	36.3

2012	11.6

2011	7.2

Portfolio Diagnostics

Fund Net Assets	$110 million

Number of Holdings	28

Turnover Rate	14%

Average Market Capitalization[1]	$33,365 million

Weighted Average P/E Ratio[2,3]	19.7x

Weighted Average P/B Ratio[2]	4.0x

Active Share[4]	92%

U.S. Investments (% of Net Assets)	91.1%

Non-U.S. Investments (% of Net Assets)	0.0%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (1% of portfolio holdings as of 6/30/17).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Classes’s net annual operating expenses, (excluding brokerage commissions, taxes, interest litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.24% through April 30, 2018. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017.

The Royce Funds 2017 Semiannual Report to Shareholders | 41

MANAGERS’ DISCUSSION
Royce Total Return Fund (RTR)

Chuck Royce Jay Kaplan, CFA

FUND PERFORMANCE
Royce Total Return Fund gained 2.8% for the year-to-date period ended June 30, 2017, behind its small-cap benchmark, the Russell 2000 Index, which was up 5.0% for the same period. Unlike 2016, a year in which both small-cap dividend payers and value stocks enjoyed higher relative returns, the first half of 2017 offered a narrower, growth-driven market that also featured very low levels of volatility. Against this backdrop, results for our dividend-focused value approach were not surprising.
The Fund rose 2.2% in the first quarter versus 2.5% for the Russell 2000, a respectable result in light of the generally underwhelming results for value stocks. The second quarter proved difficult for several holdings in both consumer sectors as well as certain positions in the industrial space, while the portfolio’s substantially lower exposure to resurgent Health Care stocks was also a factor. The Fund was up 0.5% in the second quarter versus 2.5% for the small-cap index. Longer-term results were stronger on both an absolute and relative basis. Total Return outperformed the Russell 2000 for the 20-year and since inception (12/15/93) periods ended June 30, 2017. The Fund’s average annual total return since inception was 10.8%.

WHAT WORKED... AND WHAT DIDN’T
Seven of the Fund’s 11 equity sectors made positive contributions to first-half results. Driven by strength in the capital markets and insurance industries, Financials led by a wide margin. For many years one of the Fund’s largest sectors, financial companies offer great diversity in terms of business models, and many stocks in the sector also boast long dividend-paying histories. The sector’s top contributor in the first half of 2017 was Canadian investment and insurance business E-L Financial, which benefited from increases in net investment income, assets under management, and profits from wealth management.
    Other industries that did well in the first half included chemicals (Materials) and professional services (Industrials). The top-contributing holding was global staffing and services company ManpowerGroup, whose stock was helped by improved topline growth and a strong bottom line in 2016, solid fiscal first-quarter 2017 earnings, and a brightening global employment picture. Teleflex provides medical technology and devices used for critical care and surgical applications. Two consecutive quarters of better-than-expected earnings helped to draw investors. We initially liked its niche business, solid cash flow, and dividend. It’s a good example of our conservative, risk-conscious approach to the Health Care sector, where dividends are scarce. Less than 8% of the small-cap companies in the sector paid a dividend at the end of June 2017, which accounts for the sector’s perennial underweight in the portfolio.
    Four sectors detracted from first-half results, with Energy and Consumer Discretionary making the biggest negative impacts. The latter sector’s specialty retail group hurt performance most as the industry continues to struggle with secular shifts in consumer spending and behavior. We reduced our exposure by nearly half, selling our shares of holdings such as footwear, headwear, and sports apparel retailer Genesco and car repair and tire services business Monro Muffler Brake. The top detractor at the position level was SEACOR Holdings, which provides marine transportation equipment and logistics services mostly for the energy and agricultural markets. Its earnings remained pressured by ongoing weakness in the offshore marine vessel business, which was exacerbated by the decline in oil prices in the first half, as well as overcapacity in its inland river barge and tow business. HNI Corporation manufactures office furniture and household products. Its shares slumped due to declining revenues and disappointing earnings in the first quarter. Liking its long-term prospects, we built our stake in the first half.
First-half relative performance suffered most from our significant underweight in Health Care. Both our larger weighting and disappointing results in specialty retail stocks created a disadvantage in Consumer Discretionary. The brightest spot for first-half relative performance came from Financials, where superior stock selection in capital markets and banks (where our underweight also helped) drove the sector’s results. Effective stock selection in the Materials sector was also a relative positive.

Top Contributors to Performance Year-to-Date Through 6/30/17 (%)[1]

ManpowerGroup	0.33

Teleflex	0.26

E-L Financial	0.26

Hill-Rom Holdings	0.26

Quaker Chemical	0.25

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/17 (%)[2]

SEACOR Holdings	-0.23

HNI Corporation	-0.22

Cato Corporation (The) Cl. A	-0.21

Genesco	-0.19

Ritchie Bros. Auctioneers	-0.13

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We reduced our exposure to Consumer Discretionary, not just in the specialty retail group but also in textile, apparel & luxury goods as the ongoing negative effects of e-commerce show no signs of abating. Additionally, we somewhat repositioned the Fund’s weightings in Financials by trimming property & casualty insurers and traditional asset managers in favor of banks and alterative asset managers. Over the last couple of years, we have been increasingly drawn to non-traditional asset managers, specifically in the alternative asset management space, which we think is an undervalued zone in an asset-light business that is not well understood by other investors. Overall, the portfolio is positioned to benefit from any cyclical upswing, with approximately two-thirds of its assets in Financials, Industrials, and Materials. We also think that its dividend-paying approach may help it to hold up relatively well if the long-awaited small-cap correction occurs in the second half.

42 | The Royce Funds 2017 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYTRX RYTFX RTRIX RYTCX RTRRX RTRKX RTRWX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/17
	JAN-JUN 2017[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/15/93)

RTR	2.78	19.09	5.80	12.15	6.24	8.76	9.33	10.82

Annual Operating Expenses: 1.21%

[1]Not Annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios
20 Years Through 6/30/17
On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 in 98% of all 10-year periods and 92% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	118/121	98%	0.46	0.32

5-year	167/181	92%	0.61	0.42

1Average of monthly rolling Sharpe Ratios over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 131 for additional information.

Value of $10,000
Invested on 12/15/93 as of 6/30/17 ($)

Top 10 Positions
% of Net Assets

Quaker Chemical	1.9

E-L Financial	1.7

Erie Indemnity Cl. A	1.7

ManpowerGroup	1.6

Tennant Company	1.4

Albemarle Corporation	1.3

Thor Industries	1.2

Woodward	1.2

Teleflex	1.1

Alleghany Corporation	1.1

Portfolio Sector Breakdown
% of Net Assets

Financials	27.4

Industrials	24.9

Materials	13.7

Consumer Discretionary	9.8

Information Technology	6.0

Health Care	4.9

Consumer Staples	3.1

Energy	2.6

Utilities	2.3

Telecommunication Services	1.1

Real Estate	0.1

Miscellaneous	1.2

Corporate Bond	0.2

Cash and Cash Equivalents	2.7

Calendar Year Total Returns (%)

YEAR	RTR

2016	25.9

2015	-7.2

2014	1.3

2013	32.8

2012	14.4

2011	-1.7

2010	23.5

2009	26.2

2008	-31.2

2007	2.4

2006	14.5

2005	8.2

2004	17.5

2003	30.0

2002	-1.6

Upside/Downside Capture Ratios
Periods Ended 6/30/17 (%)
	UPSIDE	DOWNSIDE

10-Year	82	79

From 12/31/93 (Start of Fund’s First Full Quarter)	81	55

Portfolio Diagnostics

Fund Net Assets	$2,608 million

Number of Holdings	286

Turnover Rate	6%

Average Market Capitalization[1]	$2,119 million

Weighted Average P/E Ratio[2,3]	18.9x

Weighted Average P/B Ratio[2]	2.1x

Active Share[4]	90%

U.S. Investments (% of Net Assets)	85.5%

Non-U.S. Investments (% of Net Assets)	11.6%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 6/30/17).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Total Return Fund at 6/30/17 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2017 Semiannual Report to Shareholders | 43

Schedules of Investments

Royce Dividend Value Fund
Common Stocks – 99.7%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 9.2%
AUTO COMPONENTS - 2.6%
Autoliv	9,600	$1,054,080
Gentex Corporation	110,496	2,096,109
Nokian Renkaat	47,000	1,945,401

		5,095,590

AUTOMOBILES - 0.8%
Thor Industries	14,940	1,561,529

HOUSEHOLD DURABLES - 1.2%
Hunter Douglas	27,600	2,350,064

MULTILINE RETAIL - 0.3%
Dillard’s Cl. A	11,400	657,666

SPECIALTY RETAIL - 3.0%
American Eagle Outfitters	173,800	2,094,290
DSW Cl. A	115,049	2,036,367
Fielmann	6,400	493,701
USS	70,000	1,389,731

		6,014,089

TEXTILES, APPAREL & LUXURY GOODS - 1.3%
HUGO BOSS	13,000	910,179
Stella International Holdings	100,000	179,316
Steven Madden [1]	35,008	1,398,570

		2,488,065

Total (Cost $13,939,884)		18,167,003

CONSUMER STAPLES – 1.2%
FOOD & STAPLES RETAILING - 0.2%
FamilyMart UNY Holdings	6,000	343,010

FOOD PRODUCTS - 1.0%
Hormel Foods	47,900	1,633,869
Industrias Bachoco ADR	6,100	353,678

		1,987,547

Total (Cost $945,621)		2,330,557

ENERGY – 2.7%
ENERGY EQUIPMENT & SERVICES - 2.3%
Helmerich & Payne	44,654	2,426,498
TGS-NOPEC Geophysical	100,900	2,067,853

		4,494,351

OIL, GAS & CONSUMABLE FUELS - 0.4%
Gaztransport Et Technigaz	22,700	906,790

Total (Cost $6,095,175)		5,401,141

FINANCIALS – 29.8%
BANKS - 5.1%
BGEO Group	58,000	2,639,440
BLOM Bank GDR	63,000	762,300
BOK Financial	22,114	1,860,451
City Holding Company	8,689	572,345
First Republic Bank	42,500	4,254,250

		10,088,786

CAPITAL MARKETS - 22.4%
Ashmore Group	624,000	2,870,557
AURELIUS Equity Opportunities	9,000	483,489
BM&FBOVESPA	322,000	1,919,617
Bolsa Mexicana de Valores	1,443,000	2,534,766
Carlyle Group L.P.	141,000	2,784,750
Coronation Fund Managers	213,000	1,061,378
Federated Investors Cl. B	73,700	2,082,025
Gluskin Sheff + Associates	51,700	667,778
Houlihan Lokey Cl. A	17,500	610,750
Interactive Brokers Group Cl. A	22,600	845,692
Jupiter Fund Management	408,000	2,683,567
KKR & Co. L.P.	246,200	4,579,320
Lazard Cl. A	40,100	1,857,833
Moelis & Company Cl. A	43,220	1,679,097
Northern Trust	25,000	2,430,250
Oaktree Capital Group LLC Cl. A	59,500	2,772,700
SEI Investments	53,000	2,850,340
Singapore Exchange	70,000	373,198
Sprott	735,700	1,293,489
State Street	27,900	2,503,467
TD Ameritrade Holding Corporation	74,100	3,185,559
Value Partners Group	2,527,200	2,301,442

		44,371,064

DIVERSIFIED FINANCIAL SERVICES - 1.0%
Leucadia National	76,900	2,011,704

INSURANCE - 0.6%
Reinsurance Group of America	9,655	1,239,605

THRIFTS & MORTGAGE FINANCE - 0.7%
Genworth MI Canada	47,748	1,313,733

Total (Cost $43,230,624)		59,024,892

HEALTH CARE – 4.7%
HEALTH CARE EQUIPMENT & SUPPLIES - 2.6%
Dentsply Sirona	80,000	5,187,200

HEALTH CARE PROVIDERS & SERVICES - 0.2%
Ensign Group (The)	16,600	361,382

HEALTH CARE TECHNOLOGY - 0.2%
CompuGroup Medical	7,300	409,631

PHARMACEUTICALS - 1.7%
Recordati	66,000	2,677,564
Santen Pharmaceutical	52,000	704,583

		3,382,147

Total (Cost $5,453,789)		9,340,360

INDUSTRIALS – 28.1%
AEROSPACE & DEFENSE - 1.4%
HEICO Corporation Cl. A	45,165	2,802,488

AIR FREIGHT & LOGISTICS - 1.9%
Expeditors International of Washington	65,200	3,682,496

BUILDING PRODUCTS - 1.5%
Apogee Enterprises	18,600	1,057,224
Geberit	1,000	466,368
TOTO	37,000	1,411,247

		2,934,839

COMMERCIAL SERVICES & SUPPLIES - 0.3%
Societe BIC	5,600	664,548

CONSTRUCTION & ENGINEERING - 1.6%
Comfort Systems USA	16,700	619,570
Jacobs Engineering Group	10,000	543,900
KBR	136,900	2,083,618

		3,247,088

ELECTRICAL EQUIPMENT - 1.1%
Hubbell Cl. B	18,200	2,059,694

MACHINERY - 11.7%
Alamo Group	3,708	336,724
Donaldson Company	83,900	3,820,806
Federal Signal	11,829	205,351
Flowserve Corporation	20,100	933,243

44 | The Royce Funds 2017 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2017 (unaudited)

Royce Dividend Value Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
MACHINERY (continued)
Graco	23,500	$2,568,080
IDEX Corporation	37,300	4,215,273
Lincoln Electric Holdings	27,050	2,491,035
Lindsay Corporation	27,500	2,454,375
Pfeiffer Vacuum Technology	13,500	1,975,947
Spirax-Sarco Engineering	30,492	2,124,715
Wabash National	96,500	2,121,070

		23,246,619

MARINE - 1.1%
Clarkson	67,400	2,217,452

PROFESSIONAL SERVICES - 3.9%
Korn/Ferry International	53,200	1,836,996
ManpowerGroup	40,200	4,488,330
Robert Half International	29,100	1,394,763

		7,720,089

ROAD & RAIL - 2.0%
Amerco	8,442	3,090,278
Werner Enterprises	29,500	865,825

		3,956,103

TRADING COMPANIES & DISTRIBUTORS - 1.6%
Applied Industrial Technologies	53,700	3,170,985

Total (Cost $33,791,857)		55,702,401

INFORMATION TECHNOLOGY – 7.5%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.4%
FLIR Systems	104,800	3,632,368
Methode Electronics	24,600	1,013,520
Vishay Intertechnology	123,188	2,044,921

		6,690,809

IT SERVICES - 1.2%
Convergys Corporation	17,000	404,260
Western Union	109,100	2,078,355

		2,482,615

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.3%
MKS Instruments	8,908	599,508

SOFTWARE - 0.8%
Computer Modelling Group	140,000	1,099,013
SimCorp	7,000	424,063

		1,523,076

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.8%
Diebold Nixdorf	128,000	3,584,000

Total (Cost $13,220,032)		14,880,008

MATERIALS – 13.3%
CHEMICALS - 2.1%
Quaker Chemical	26,800	3,892,164
Victrex	10,000	244,340

		4,136,504

CONTAINERS & PACKAGING - 3.1%
AptarGroup	41,200	3,578,632
Greif Cl. A	46,300	2,582,614

		6,161,246

METALS & MINING - 8.1%
Carpenter Technology	69,300	2,593,899
Compass Minerals International	38,100	2,487,930
Franco-Nevada Corporation	36,000	2,597,760
Reliance Steel & Aluminum	50,900	3,706,029
Royal Gold	19,900	1,555,583
Worthington Industries	62,200	3,123,684

		16,064,885

Total (Cost $18,423,598)		26,362,635

REAL ESTATE – 0.2%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.2%
Relo Group	23,000	447,219

Total (Cost $107,244)		447,219

TELECOMMUNICATION SERVICES – 0.5%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
Inmarsat	105,000	1,052,347

Total (Cost $1,165,014)		1,052,347

UTILITIES – 1.4%
WATER UTILITIES - 1.4%
Aqua America	84,000	2,797,200

Total (Cost $2,013,787)		2,797,200

MISCELLANEOUS[2] – 1.1%

Total (Cost $2,143,744)		2,067,324

TOTAL COMMON STOCKS

(Cost $140,530,369)		197,573,087

REPURCHASE AGREEMENT– 0.9%
Fixed Income Clearing Corporation, 0.12% dated 6/30/17, due 7/3/17, maturity value
$1,678,017 (collateralized by obligations of various U.S. Government Agencies, 2.375%
due 8/15/24, valued at $1,714,544)

(Cost $1,678,000)		1,678,000

TOTAL INVESTMENTS – 100.6%

(Cost $142,208,369)		199,251,087

LIABILITIES LESS CASH AND OTHER ASSETS – (0.6)%		(1,090,982)

NET ASSETS – 100.0%		$198,160,105

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Semiannual Report to Shareholders | 45

Schedules of Investments

Royce Global Financial Services Fund
Common Stocks – 97.5%
	SHARES	VALUE

BANKS - 17.2%
BankUnited	4,100	$138,211
BLOM Bank GDR	8,000	96,800
BOK Financial	12,200	1,026,386
Capital City Bank Group	29,822	608,965
Chemung Financial	14,512	593,251
First Citizens BancShares Cl. A	3,465	1,291,405
First Republic Bank	10,400	1,041,040
Investors Bancorp	25,300	338,008
Live Oak Bancshares	45,000	1,089,000
Popular	28,900	1,205,419
State Bank Financial	12,500	339,000
Umpqua Holdings	17,400	319,464
†Webster Financial	14,600	762,412

Total (Cost $6,372,501)		8,849,361

CAPITAL MARKETS - 48.8%
Ares Management L.P.	51,700	930,600
Ashmore Group	285,000	1,311,072
Associated Capital Group Cl. A	14,084	478,856
BM&FBOVESPA	136,000	810,770
Canaccord Genuity Group	88,000	361,690
Carlyle Group L.P.	41,700	823,575
Charles Schwab (The) Corporation	20,900	897,864
Citadel Capital [1]	150,000	6,623
Coronation Fund Managers	68,000	338,843
CRISIL	14,000	423,438
Dundee Corporation Cl. A [1]	90,000	197,795
†Edelweiss Financial Services	155,000	458,495
Edmond de Rothschild (Suisse)	20	341,016
Egyptian Financial Group-Hermes Holding
Company	246,390	328,384
Financial Engines	14,820	542,412
Gluskin Sheff + Associates	70,500	910,607
GMP Capital [1]	108,000	264,837
Hellenic Exchanges - Athens Stock Exchange	50,000	324,370
Intermediate Capital Group	39,111	424,076
INTL FCStone [1]	12,100	456,896
IOOF Holdings	20,000	150,646
JSE	51,000	477,585
Jupiter Fund Management	118,800	781,392
KKR & Co. L.P.	23,900	444,540
Lazard Cl. A	7,500	347,475
MarketAxess Holdings	4,600	925,060
Medley Management Cl. A	31,302	203,463
MVC Capital	47,100	464,406
Northern Trust	11,600	1,127,636
NZX	440,000	361,124
Oaktree Capital Group LLC Cl. A	12,730	593,218
Partners Group Holding	670	415,387
Reinet Investments	7,200	176,723
Rothschild & Co	23,500	857,823
SEI Investments	19,900	1,070,222
Silvercrest Asset Management Group Cl. A	41,600	559,520
Singapore Exchange	105,000	559,797
Sprott	680,000	1,195,558
TD Ameritrade Holding Corporation	12,715	546,618
Tokai Tokyo Financial Holdings	9,400	52,067
U.S. Global Investors Cl. A	359,200	549,576
UOB-Kay Hian Holdings	129,000	126,494
Value Partners Group	672,000	611,969
Virtu Financial Cl. A	61,000	1,076,650
VZ Holding	1,850	593,740
Warsaw Stock Exchange	19,000	250,315

Total (Cost $21,448,738)		25,151,223

DIVERSIFIED CONSUMER SERVICES - 0.1%
H&R Block	2,000	61,820

Total (Cost $44,290)		61,820

DIVERSIFIED FINANCIAL SERVICES - 0.3%
SHUAA Capital [1]	580,000	170,542

Total (Cost $308,882)		170,542

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.9%
†Colony NorthStar Cl. A	31,500	443,835

Total (Cost $383,891)		443,835

HOTELS, RESTAURANTS & LEISURE - 0.2%
Thomas Cook (India)	30,600	116,269

Total (Cost $28,633)		116,269

INSURANCE - 6.8%
E-L Financial	2,400	1,563,849
Jardine Lloyd Thompson Group	11,900	185,990
MBIA [1]	95,300	898,679
National Western Life Group Cl. A	2,750	878,955

Total (Cost $2,992,178)		3,527,473

INTERNET SOFTWARE & SERVICES - 0.1%
Novation Companies [1,3]	223,459	28,759

Total (Cost $101,010)		28,759

INVESTMENT COMPANIES - 1.0%
RIT Capital Partners	20,000	495,192

Total (Cost $394,542)		495,192

IT SERVICES - 3.0%
Cass Information Systems	3,800	249,432
DST Systems	5,800	357,860
GBST Holdings	105,000	239,688
PayPal Holdings [1]	12,800	686,976

Total (Cost $1,351,561)		1,533,956

MARINE - 1.4%
Clarkson	22,000	723,797

Total (Cost $774,855)		723,797

METALS & MINING - 2.1%
Franco-Nevada Corporation	15,000	1,082,400

Total (Cost $782,045)		1,082,400

PROFESSIONAL SERVICES - 1.7%
IHS Markit [1]	14,000	616,560
Verisk Analytics [1]	3,200	269,984

Total (Cost $436,359)		886,544

REAL ESTATE MANAGEMENT & DEVELOPMENT - 7.2%
Altus Group	32,000	691,672
FirstService Corporation	23,200	1,484,336
†FRP Holdings [1]	18,100	835,315

46 | The Royce Funds 2017 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2017 (unaudited)

Royce Global Financial Services Fund (continued)

	SHARES	VALUE

REAL ESTATE MANAGEMENT & DEVELOPMENT (continued)
Midland Holdings [1]	800,000	$216,204
Midland IC&I [1]	400,000	21,261
RMR Group Cl. A	10,000	486,500

Total (Cost $2,966,337)		3,735,288

SOFTWARE - 2.5%
Bottomline Technologies [1]	13,600	349,384
Fair Isaac	6,660	928,471

Total (Cost $546,845)		1,277,855

THRIFTS & MORTGAGE FINANCE - 1.2%
BofI Holding [1]	25,700	609,604

Total (Cost $466,954)		609,604

MISCELLANEOUS[2] - 3.0%

Total (Cost $1,374,565)		1,532,648

TOTAL COMMON STOCKS

(Cost $40,774,186)		50,226,566

REPURCHASE AGREEMENT– 1.9%
Fixed Income Clearing Corporation, 0.12% dated 6/30/17, due 7/3/17, maturity value $999,010 (collateralized by obligations of various U.S. Government Agencies, 2.375% due 8/15/24, valued at $1,021,540)

(Cost $999,000)		999,000

TOTAL INVESTMENTS – 99.4%

(Cost $41,773,186)		51,225,566

CASH AND OTHER ASSETS LESS LIABILITIES – 0.6%		304,975

NET ASSETS – 100.0%		$51,530,541

Royce International Micro-Cap Fund
Common Stocks – 95.1%
	SHARES	VALUE

AUSTRALIA – 4.1%
Austal	35,900	$50,495
†Berkeley Energia [1]	25,000	13,451
†Mantra Group	41,100	96,348
NetComm Wireless [1]	23,300	30,802
Programmed Maintenance Services	36,400	52,177
Seeing Machines [1]	445,200	22,469
†Tassal Group	12,600	36,897

Total (Cost $310,220)		302,639

BELGIUM – 0.7%
†Greenyard	2,300	54,483

Total (Cost $43,335)		54,483

BRAZIL – 2.2%
Minerva	24,900	92,523
T4F Entretenimento	35,400	65,716

Total (Cost $156,557)		158,239

CANADA – 8.2%
AGT Food and Ingredients	3,200	57,446
Altus Group	2,900	62,683
†Centric Health [1]	119,200	66,182
Exco Technologies	10,300	84,827
†IBI Group [1]	11,000	55,899
Magellan Aerospace	5,100	79,599
Sandstorm Gold [1]	11,200	43,344
Solium Capital [1]	8,600	65,057
Western Forest Products	49,300	88,959

Total (Cost $580,286)		603,996

CHINA – 1.2%
Xingda International Holdings	145,100	58,728
Xtep International Holdings	76,000	29,300

Total (Cost $91,831)		88,028

FRANCE – 2.0%
Bigben Interactive [1]	4,600	50,753
HighCo	7,500	53,538
Manutan International	400	39,523

Total (Cost $90,002)		143,814

GERMANY – 3.0%
Amadeus Fire	300	26,349
CANCOM	1,000	60,797
HolidayCheck Group [1]	8,600	30,145
mutares	1,800	27,919
†Surteco	1,400	37,945
VIB Vermoegen	1,600	37,791

Total (Cost $212,758)		220,946

GREECE – 0.3%
Aegean Marine Petroleum Network	3,200	18,720

Total (Cost $42,831)		18,720

HONG KONG – 4.9%
China Metal International Holdings	187,400	69,848
†CSI Properties	1,146,900	55,087
I.T	167,100	82,400
Oriental Watch Holdings	181,500	39,520
Pico Far East Holdings	102,200	42,804
Value Partners Group	29,700	27,047

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Semiannual Report to Shareholders | 47

Schedules of Investments

Royce International Micro-Cap Fund (continued)

	SHARES	VALUE

HONG KONG (continued)
†Wasion Group Holdings	100,400	$46,294

Total (Cost $329,917)		363,000

INDIA – 3.1%
†Allcargo Logistics [1]	18,000	47,689
eClerx Services	3,100	63,163
†Jagran Prakashan [1]	17,700	50,167
†Multi Commodity Exchange of India	4,100	69,139

Total (Cost $236,487)		230,158

INDONESIA – 0.6%
Selamat Sempurna	462,600	41,826

Total (Cost $38,548)		41,826

IRELAND – 2.4%
Ardmore Shipping	5,200	42,380
Irish Continental Group	11,000	63,823
Irish Residential Properties REIT	47,057	73,095

Total (Cost $172,639)		179,298

ISRAEL – 0.8%
Nova Measuring Instruments [1]	1,300	28,717
Sarine Technologies	29,100	32,551

Total (Cost $50,058)		61,268

ITALY – 0.7%
†Openjobmetis [1]	4,300	51,666

Total (Cost $46,212)		51,666

JAPAN – 19.5%
†Asia Pile Holdings	6,600	44,010
†Ateam	2,600	68,886
C. Uyemura & Co.	1,000	51,389
†Digital Garage	2,700	50,627
†eGuarantee	3,400	79,835
GCA	5,100	45,434
G-Tekt	3,100	57,659
†IDOM	12,200	84,063
Inabata & Co.	4,400	58,249
†Information Services International-Dentsu	2,200	51,501
†Investors Cloud	1,400	68,211
Kenedix	6,700	31,572
Kenko Mayonnaise	2,400	69,135
Leopalace21	4,200	26,065
Mandom Corporation	500	27,073
Maruwa Unyu Kikan	1,500	55,946
Meitec Corporation	500	21,271
NS Solutions	1,500	35,608
Open House	1,100	33,839
Outsourcing	1,100	53,594
Pressance	4,200	55,340
Relia	4,800	52,150
Ryobi	15,200	61,760
SPARX Group	28,300	54,348
Sun Frontier Fudousan	6,200	62,179
Tokai Corporation	1,500	59,347
†Yumeshin Holdings	11,000	73,056

Total (Cost $1,315,919)		1,432,147

MALAYSIA – 1.4%
†AEON Credit Service	11,500	51,276
CB Industrial Product Holding	101,500	47,999

Total (Cost $90,568)		99,275

MEXICO – 0.9%
Rassini [1]	13,900	68,547

Total (Cost $63,344)		68,547

NETHERLANDS – 1.2%
AMG Advanced Metallurgical Group	1,300	37,974
Constellium Cl. A [1]	7,800	53,820

Total (Cost $77,844)		91,794

NEW ZEALAND – 0.2%
New Zealand Refining	8,900	15,913

Total (Cost $20,748)		15,913

NORWAY – 2.1%
Nordic Semiconductor [1]	12,900	51,299
NRC Group	4,800	32,196
†Protector Forsikring	8,400	70,430

Total (Cost $158,545)		153,925

PHILIPPINES – 0.4%
Integrated Micro-Electronics	103,600	27,306

Total (Cost $12,633)		27,306

SINGAPORE – 1.3%
CSE Global	147,400	46,038
†Duty Free International	259,300	47,897

Total (Cost $104,657)		93,935

SOUTH AFRICA – 1.4%
†Adcock Ingram Holdings	9,800	44,271
Raubex Group	29,900	54,921

Total (Cost $86,326)		99,192

SOUTH KOREA – 6.3%
Eugene Technology	5,100	81,126
†Huchems Fine Chemical	4,000	93,519
Koh Young Technology	1,400	73,417
KT Skylife	5,600	80,024
Modetour Network	2,394	66,224
Samjin Pharmaceutical	2,400	69,222

Total (Cost $398,006)		463,532

SPAIN – 1.7%
Atento [1]	8,400	93,660
Papeles y Cartones de Europa	3,800	32,551

Total (Cost $98,880)		126,211

SWEDEN – 3.1%
Byggmax Group	9,800	71,249
Dustin Group	6,500	54,008
Knowit	2,900	44,663
Proact IT Group	2,300	55,830

Total (Cost $173,086)		225,750

TAIWAN – 8.0%
Egis Technology [1]	9,300	63,590
Flytech Technology	22,024	71,821
†Formosa Laboratories	21,800	62,562
Posiflex Technology	11,900	64,546
Sinmag Equipment	7,400	43,301

48 | The Royce Funds 2017 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2017 (unaudited)

Royce International Micro-Cap Fund (continued)

	SHARES	VALUE

TAIWAN (continued)
Sitronix Technology	26,000	$80,171
Sporton International	14,383	72,813
Taiwan Paiho	18,800	70,763
TCI	8,900	56,612

Total (Cost $555,937)		586,179

THAILAND – 0.8%
†Krungthai Card	16,000	56,520

Total (Cost $60,475)		56,520

TURKEY – 0.9%
Tat Gida Sanayi	31,400	63,631

Total (Cost $62,353)		63,631

UNITED ARAB EMIRATES – 0.9%
Aramex	47,500	66,989

Total (Cost $23,304)		66,989

UNITED KINGDOM – 9.6%
Avon Rubber	3,800	50,483
Character Group	3,400	21,367
Connect Group	31,300	45,964
Consort Medical	3,500	47,637
Conviviality	13,300	53,353
dotdigital group	60,600	53,277
EMIS Group	4,800	57,610
Epwin Group	37,700	54,013
Finsbury Food Group	42,900	64,815
Hilton Food Group	6,000	57,672
Inspired Energy	156,600	35,694
Norcros	17,470	41,412
Pendragon	128,000	51,681
Rank Group	17,000	52,520
Real Estate Investors	27,700	21,827

Total (Cost $717,969)		709,325

UNITED STATES – 1.2%
Century Casinos [1]	6,900	50,853
Currency Exchange International [1]	2,000	40,561

Total (Cost $85,587)		91,414

TOTAL COMMON STOCKS

(Cost $6,507,862)		6,989,666

REPURCHASE AGREEMENT– 5.6%
Fixed Income Clearing Corporation, 0.12% dated 6/30/17, due 7/3/17, maturity value $413,004 (collateralized by obligations of various U.S. Government Agencies, 2.375% due 8/15/24, valued at $426,069)

(Cost $413,000)		413,000

TOTAL INVESTMENTS – 100.7%

(Cost $6,920,862)		7,402,666

LIABILITIES LESS CASH AND OTHER ASSETS – (0.7)%		(50,505)

NET ASSETS – 100.0%		$7,352,161

Royce International Premier Fund
Common Stocks – 95.4%
	SHARES	VALUE

AUSTRALIA – 9.0%
ALS	340,000	$1,946,864
†Bravura Solutions [1]	825,000	1,014,552
Cochlear	13,500	1,612,964
†Hansen Technologies	600,000	1,863,086
IPH	550,000	2,029,104

Total (Cost $7,252,125)		8,466,570

AUSTRIA – 3.0%
Mayr-Melnhof Karton	21,476	2,808,548

Total (Cost $2,560,020)		2,808,548

BRAZIL – 4.2%
OdontoPrev	577,500	2,030,811
TOTVS	206,000	1,875,384

Total (Cost $3,600,972)		3,906,195

CANADA – 3.7%
Morneau Shepell	110,000	1,767,736
Winpak	37,000	1,661,120

Total (Cost $2,900,794)		3,428,856

CHINA – 1.6%
TravelSky Technology	500,000	1,472,952

Total (Cost $804,192)		1,472,952

FRANCE – 5.5%
†Neurones	32,000	983,893
Thermador Groupe	20,000	2,128,967
Virbac [1]	12,600	2,021,948

Total (Cost $5,283,500)		5,134,808

GERMANY – 6.8%
Carl Zeiss Meditec	37,000	1,920,273
Fielmann	17,900	1,380,820
KWS Saat	4,000	1,573,654
STRATEC Biomedical	22,000	1,442,307

Total (Cost $4,726,047)		6,317,054

HONG KONG – 1.3%
Value Partners Group	1,375,000	1,252,169

Total (Cost $1,380,516)		1,252,169

INDIA – 6.2%
Bajaj Finance	98,000	2,082,505
SH Kelkar & Company [1]	390,000	1,587,151
†Vakrangee	320,000	2,129,043

Total (Cost $4,093,515)		5,798,699

ISRAEL – 1.1%
†Frutarom Industries	15,000	1,049,637

Total (Cost $1,022,533)		1,049,637

ITALY – 1.6%
DiaSorin	19,500	1,497,786

Total (Cost $876,927)		1,497,786

JAPAN – 18.7%
Ai Holdings	70,000	1,882,641
Horiba	20,500	1,244,854
Meitec Corporation	55,000	2,339,853
MISUMI Group	77,500	1,768,082
Nihon Kohden	82,500	1,902,690
Relo Group	110,000	2,138,875

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Semiannual Report to Shareholders | 49

Schedules of Investments

Royce International Premier Fund (continued)

	SHARES	VALUE

JAPAN (continued)
Santen Pharmaceutical	170,000	$2,303,445
Sugi Holdings	30,000	1,605,690
USS	117,000	2,322,836

Total (Cost $14,005,224)		17,508,966

NEW ZEALAND – 2.0%
Fisher & Paykel Healthcare	220,000	1,845,923

Total (Cost $1,245,990)		1,845,923

NORWAY – 1.4%
TGS-NOPEC Geophysical	65,000	1,332,116

Total (Cost $1,321,253)		1,332,116

SINGAPORE – 1.1%
XP Power	33,000	1,044,005

Total (Cost $758,356)		1,044,005

SWEDEN – 3.3%
Addtech Cl. B	85,000	1,619,346
Bravida Holding	205,000	1,497,709

Total (Cost $2,550,958)		3,117,055

SWITZERLAND – 11.6%
Burckhardt Compression Holding	5,000	1,433,935
dormakaba Holding	2,200	1,911,148
LEM Holding	1,400	1,810,408
Partners Group Holding	4,300	2,665,919
VZ Holding	9,300	2,984,748

Total (Cost $7,806,378)		10,806,158

UNITED KINGDOM – 13.3%
Ashmore Group	220,000	1,012,056
AVEVA Group	45,000	1,137,039
Clarkson	30,000	986,996
Consort Medical	100,000	1,361,060
Elementis	250,000	957,626
Equiniti Group	400,000	1,301,147
ITE Group	750,000	1,504,329
Rotork	325,000	996,439
Spirax-Sarco Engineering	22,600	1,574,792
Victrex	65,000	1,588,207

Total (Cost $11,781,179)		12,419,691

TOTAL COMMON STOCKS

(Cost $73,970,479)		89,207,188

REPURCHASE AGREEMENT– 5.3%
Fixed Income Clearing Corporation, 0.12% dated 6/30/17, due 7/3/17, maturity value
$4,994,050 (collateralized by obligations of various U.S. Government Agencies, 2.375%
due 8/15/24, valued at $5,097,431)

(Cost $4,994,000)		4,994,000

TOTAL INVESTMENTS – 100.7%

(Cost $78,964,479)		94,201,188

LIABILITIES LESS CASH AND OTHER ASSETS – (0.7)%		(693,232)

NET ASSETS – 100.0%		$93,507,956

Royce Low-Priced Stock Fund
Common Stocks – 98.0%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 17.6%
AUTO COMPONENTS - 2.6%
Fox Factory Holding [1]	56,900	$2,025,640
†Modine Manufacturing [1]	106,300	1,759,265
Stoneridge [1]	121,400	1,870,774
Unique Fabricating	195,989	1,865,815

		7,521,494

AUTOMOBILES - 0.6%
Thor Industries	15,803	1,651,730

HOTELS, RESTAURANTS & LEISURE - 0.7%
Century Casinos [1]	251,400	1,852,818

HOUSEHOLD DURABLES - 1.6%
AV Homes [1]	135,800	2,722,790
TRI Pointe Group [1]	143,700	1,895,403

		4,618,193

LEISURE PRODUCTS - 3.1%
Acushnet Holdings	86,000	1,706,240
American Outdoor Brands [1,4]	120,300	2,665,848
MCBC Holdings [1]	103,800	2,029,290
Nautilus [1]	129,213	2,474,429

		8,875,807

MEDIA - 0.9%
Harte-Hanks [1]	653,400	673,002
New Media Investment Group	140,300	1,891,244

		2,564,246

MULTILINE RETAIL - 0.4%
J.C. Penney Company [1,4]	240,000	1,116,000

SPECIALTY RETAIL - 7.2%
American Eagle Outfitters	168,100	2,025,605
Buckle (The)	107,075	1,905,935
Build-A-Bear Workshop [1]	174,100	1,819,345
Cato Corporation (The) Cl. A	76,150	1,339,478
Chico’s FAS	166,300	1,566,546
DSW Cl. A	50,000	885,000
Finish Line (The) Cl. A	102,500	1,452,425
Guess?	150,000	1,917,000
Kirkland’s [1]	93,700	963,236
Shoe Carnival	92,700	1,935,576
Stein Mart	389,100	657,579
TravelCenters of America LLC [1]	136,900	561,290
Urban Outfitters [1,4]	85,000	1,575,900
West Marine	137,300	1,764,305

		20,369,220

TEXTILES, APPAREL & LUXURY GOODS - 0.5%
Vera Bradley [1]	147,100	1,438,638

Total (Cost $49,304,406)		50,008,146

CONSUMER STAPLES – 1.2%
FOOD PRODUCTS - 1.2%
Inventure Foods [1,4]	260,000	1,120,600
Landec Corporation [1]	143,000	2,123,550

Total (Cost $3,442,029)		3,244,150

ENERGY – 7.1%
ENERGY EQUIPMENT & SERVICES - 4.9%
Gulf Island Fabrication	160,100	1,857,160
Newpark Resources [1]	288,100	2,117,535
Pason Systems	128,150	1,911,182
Profire Energy [1]	1,180,800	1,535,040
Tesco Corporation [1]	323,416	1,439,201
TGS-NOPEC Geophysical	72,000	1,475,574

50 | The Royce Funds 2017 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2017 (unaudited)

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE

ENERGY (continued)
ENERGY EQUIPMENT & SERVICES (continued)
Total Energy Services	203,100	$2,082,997
Unit Corporation [1]	78,800	1,475,924

		13,894,613

OIL, GAS & CONSUMABLE FUELS - 2.2%
Ardmore Shipping	312,000	2,542,800
Panhandle Oil and Gas Cl. A	82,000	1,894,200
SRC Energy [1]	278,500	1,874,305

		6,311,305

Total (Cost $16,609,824)		20,205,918

FINANCIALS – 13.0%
BANKS - 2.8%
Blue Hills Bancorp	114,900	2,056,710
Boston Private Financial Holdings	100,500	1,542,675
Brookline Bancorp	122,400	1,787,040
HarborOne Bancorp [1]	93,800	1,872,248
†Prime Meridian Holding Company [3]	37,643	654,988

		7,913,661

CAPITAL MARKETS - 5.9%
Ares Management L.P.	95,000	1,710,000
Ashmore Group	475,363	2,186,790
Dundee Corporation Cl. A [1]	492,800	1,083,035
Federated Investors Cl. B	71,900	2,031,175
Jupiter Fund Management	205,349	1,350,657
Newtek Business Services	85,800	1,397,682
Silvercrest Asset Management Group Cl. A	157,500	2,118,375
Sprott	1,254,400	2,205,453
Value Partners Group	2,270,100	2,067,309
ZAIS Group Holdings Cl. A [1,4]	215,800	502,814

		16,653,290

DIVERSIFIED FINANCIAL SERVICES - 0.4%
GTY Technology Holdings [1]	100,000	1,046,000

INSURANCE - 0.7%
MBIA [1]	222,000	2,093,460

THRIFTS & MORTGAGE FINANCE - 3.2%
Beneficial Bancorp	108,000	1,620,000
Clifton Bancorp	119,000	1,967,070
Genworth MI Canada	72,500	1,994,756
Kearny Financial	135,800	2,016,630
Meridian Bancorp	96,100	1,624,090

		9,222,546

Total (Cost $33,587,928)		36,928,957

HEALTH CARE – 6.5%
BIOTECHNOLOGY - 2.0%
†Heron Therapeutics [1,4]	57,500	796,375
Progenics Pharmaceuticals [1]	224,274	1,522,820
Zealand Pharma [1,4]	161,200	3,231,255

		5,550,450

HEALTH CARE EQUIPMENT & SUPPLIES - 1.9%
AtriCure [1]	103,200	2,502,600
CryoLife [1]	138,500	2,763,075

		5,265,675

HEALTH CARE TECHNOLOGY - 0.8%
Allscripts Healthcare Solutions [1]	170,300	2,173,028

LIFE SCIENCES TOOLS & SERVICES - 0.5%
Harvard Bioscience [1]	595,600	1,518,780

PHARMACEUTICALS - 1.3%
†Agile Therapeutics [1]	368,900	1,383,375
Lipocine [1]	334,500	1,344,690
Medicines Company (The) [1]	27,432	1,042,691

		3,770,756

Total (Cost $13,471,222)		18,278,689

INDUSTRIALS – 19.7%
AEROSPACE & DEFENSE - 2.3%
CPI Aerostructures [1]	268,866	2,527,340
Kratos Defense & Security Solutions [1]	184,300	2,187,641
Wesco Aircraft Holdings [1]	156,600	1,699,110

		6,414,091

COMMERCIAL SERVICES & SUPPLIES - 2.8%
Atento [1]	180,600	2,013,690
Heritage-Crystal Clean [1]	96,800	1,539,120
Hudson Technologies [1]	271,813	2,296,820
Steelcase Cl. A	141,700	1,983,800

		7,833,430

CONSTRUCTION & ENGINEERING - 2.0%
Ameresco Cl. A [1]	299,500	2,306,150
IES Holdings [1,4]	79,800	1,448,370
KBR	135,800	2,066,876

		5,821,396

ELECTRICAL EQUIPMENT - 1.3%
LSI Industries	271,800	2,459,790
†Power Solutions International [1,3]	141,000	1,177,350

		3,637,140

INDUSTRIAL CONGLOMERATES - 0.6%
Raven Industries	49,400	1,645,020

MACHINERY - 4.4%
FreightCar America	95,000	1,652,050
Harsco Corporation [1]	121,300	1,952,930
Mueller Water Products Cl. A	172,500	2,014,800
Porvair	272,000	1,964,407
†Rexnord Corporation [1,4]	63,500	1,476,375
Trinity Industries	53,200	1,491,196
Wabash National	94,000	2,066,120

		12,617,878

MARINE - 0.8%
Clarkson	70,531	2,320,461

PROFESSIONAL SERVICES - 4.8%
Acacia Research [1]	204,405	838,061
Heidrick & Struggles International	90,140	1,960,545
Kforce	88,374	1,732,130
Korn/Ferry International	63,240	2,183,677
Navigant Consulting [1]	86,023	1,699,815
Resources Connection	133,600	1,830,320
RPX Corporation [1]	137,400	1,916,730
TrueBlue [1]	57,472	1,523,008

		13,684,286

ROAD & RAIL - 0.7%
Werner Enterprises	68,000	1,995,800

Total (Cost $45,007,227)		55,969,502

INFORMATION TECHNOLOGY – 23.0%
COMMUNICATIONS EQUIPMENT - 3.1%
Finisar Corporation [1,4]	57,500	1,493,850
Harmonic [1]	275,000	1,443,750
Infinera Corporation [1,4]	162,200	1,730,674
Oclaro [1]	242,100	2,261,214

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Semiannual Report to Shareholders | 51

Schedules of Investments

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
COMMUNICATIONS EQUIPMENT (continued)
Viavi Solutions [1,4]	185,000	$1,948,050

		8,877,538

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.2%
AVX Corporation	121,378	1,983,316
Electro Scientific Industries [1]	185,000	1,524,400
LightPath Technologies Cl. A [1,4]	675,000	1,822,500
Neonode [1]	631,100	681,588
Novanta [1]	55,500	1,998,000
Orbotech [1]	58,900	1,921,318
PC Connection	69,100	1,869,846
TTM Technologies [1]	118,958	2,065,111
Vishay Intertechnology	119,150	1,977,890
Vishay Precision Group [1]	105,000	1,816,500

		17,660,469

INTERNET SOFTWARE & SERVICES - 2.4%
Amber Road [1]	212,000	1,816,840
Carbonite [1]	93,400	2,036,120
iPass [1]	801,900	1,058,508
QuinStreet [1]	460,942	1,922,128

		6,833,596

IT SERVICES - 0.7%
Convergys Corporation	85,000	2,021,300

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.7%
†Aehr Test Systems [1,4]	285,000	1,068,750
Brooks Automation	63,482	1,376,925
Cirrus Logic [1]	31,600	1,981,952
Cypress Semiconductor	103,000	1,405,950
FormFactor [1]	156,500	1,940,600
Inphi Corporation [1]	40,900	1,402,870
IXYS Corporation [1]	123,500	2,031,575
Lam Research	13,300	1,881,019
MKS Instruments	25,927	1,744,887
Nanometrics [1]	83,392	2,108,984
NeoPhotonics Corporation [1]	189,600	1,463,712
PDF Solutions [1]	76,800	1,263,360
Photronics [1]	188,000	1,767,200
Rudolph Technologies [1]	81,500	1,862,275
Teradyne	48,275	1,449,698

		24,749,757

SOFTWARE - 1.1%
Computer Modelling Group	210,900	1,655,585
SeaChange International [1]	481,575	1,280,989

		2,936,574

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.8%
Super Micro Computer [1]	92,100	2,270,265

Total (Cost $46,167,704)		65,349,499

MATERIALS – 4.6%
CHEMICALS - 1.5%
BioAmber [1,4]	328,200	843,474
Trecora Resources [1]	167,400	1,883,250
Victrex	60,000	1,466,037

		4,192,761

METALS & MINING - 3.1%
Alamos Gold Cl. A	192,800	1,367,798
Commercial Metals	77,900	1,513,597
Ferroglobe (Warranty Insurance Trust) [1,5]	205,763	0
Kirkland Lake Gold	235,004	2,223,550
Orocobre [1]	500,000	1,333,521
Pretium Resources [1]	134,100	1,288,468
Schnitzer Steel Industries Cl. A	39,600	997,920

		8,724,854

Total (Cost $12,170,075)		12,917,615

REAL ESTATE – 0.5%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.5%
Kennedy-Wilson Holdings	75,460	1,437,513

Total (Cost $741,998)		1,437,513

TELECOMMUNICATION SERVICES – 0.8%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.8%
ORBCOMM [1]	186,800	2,110,840

Total (Cost $1,173,979)		2,110,840

MISCELLANEOUS[2] – 4.0%

Total (Cost $10,107,689)		11,452,298

TOTAL COMMON STOCKS

(Cost $231,784,081)		277,903,127

REPURCHASE AGREEMENT– 2.3%
Fixed Income Clearing Corporation, 0.12% dated 6/30/17, due 7/3/17, maturity value
$6,579,066 (collateralized by obligations of various U.S. Government Agencies, 2.375%
due 8/15/24, valued at $6,714,441)

(Cost $6,579,000)		6,579,000

	PRINCIPAL
	AMOUNT

COLLATERAL RECEIVED FOR SECURITIES LOANED – 6.3%
U.S. Treasury Bills
due 7/6/17-3/1/18	$901,482	901,452
U.S. Treasury Bonds
2.25%-7.625%
due 2/15/25-2/15/47	1,100,280	1,114,492
U.S. Treasury Notes
0.625%-3.625%
due 8/31/17-2/15/27	7,058,540	7,089,940
U.S. Treasury Notes - Floating Rate
due 7/31/17-1/31/19	202,226	202,226
U.S. Treasury Strips - Interest
due 11/15/25-2/15/40	22,873	22,944
U.S. Treasury TIPS
0.125%-2.50%
due 4/15/18-2/15/46	1,324,840	1,326,890
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.8114%)		7,311,563

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $17,969,507)		17,969,507

TOTAL INVESTMENTS – 106.6%

(Cost $256,332,588)		302,451,634

LIABILITIES LESS CASH AND OTHER ASSETS – (6.6)%		(18,820,768)

NET ASSETS – 100.0%		$283,630,866

52 | The Royce Funds 2017 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2017 (unaudited)

Royce Micro-Cap Fund
Common Stocks – 96.6%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 15.2%
AUTO COMPONENTS - 2.8%
Fox Factory Holding [1,4]	47,800	$1,701,680
Standard Motor Products	29,500	1,540,490
Stoneridge [1]	95,100	1,465,491
Unique Fabricating	151,900	1,446,088

		6,153,749

DIVERSIFIED CONSUMER SERVICES - 0.5%
Capella Education	14,051	1,202,766

HOTELS, RESTAURANTS & LEISURE - 1.1%
Del Taco Restaurants [1]	98,800	1,358,500
Red Lion Hotels [1]	150,100	1,103,235

		2,461,735

HOUSEHOLD DURABLES - 2.2%
AV Homes [1]	109,050	2,186,453
Cavco Industries [1]	10,210	1,323,727
ZAGG [1]	146,800	1,269,820

		4,780,000

LEISURE PRODUCTS - 2.1%
American Outdoor Brands [1,4]	51,165	1,133,816
MCBC Holdings [1]	87,000	1,700,850
†Nautilus [1]	94,400	1,807,760

		4,642,426

MEDIA - 0.6%
New Media Investment Group	106,500	1,435,620

SPECIALTY RETAIL - 4.5%
Buckle (The)	68,675	1,222,415
Build-A-Bear Workshop [1]	137,600	1,437,920
Cato Corporation (The) Cl. A	58,250	1,024,618
Citi Trends	94,424	2,003,677
Haverty Furniture	64,100	1,608,910
Kirkland’s [1]	73,240	752,907
Shoe Carnival	71,811	1,499,414
Stein Mart	295,934	500,128

		10,049,989

TEXTILES, APPAREL & LUXURY GOODS - 1.4%
Cherokee [1]	130,600	907,670
Culp	34,174	1,110,655
Vera Bradley [1]	111,800	1,093,404

		3,111,729

Total (Cost $28,445,465)		33,838,014

CONSUMER STAPLES – 1.2%
BEVERAGES - 0.6%
†Primo Water [1,4]	96,400	1,224,280

FOOD PRODUCTS - 0.6%
John B. Sanfilippo & Son	22,000	1,388,420

Total (Cost $2,367,430)		2,612,700

ENERGY – 5.7%
ENERGY EQUIPMENT & SERVICES - 4.2%
Gulf Island Fabrication	102,718	1,191,529
Independence Contract Drilling [1]	314,686	1,224,128
Natural Gas Services Group [1]	61,687	1,532,922
Newpark Resources [1]	225,600	1,658,160
Profire Energy [1]	852,412	1,108,136
Tesco Corporation [1]	254,000	1,130,300
Total Energy Services	155,400	1,593,785

		9,438,960

OIL, GAS & CONSUMABLE FUELS - 1.5%
Ardmore Shipping	239,375	1,950,906
Panhandle Oil and Gas Cl. A	58,300	1,346,730

		3,297,636

Total (Cost $12,138,399)		12,736,596

FINANCIALS – 12.7%
BANKS - 3.7%
Blue Hills Bancorp	85,600	1,532,240
Brookline Bancorp	73,900	1,078,940
Caribbean Investment Holdings [1]	1,858,170	320,673
County Bancorp	50,900	1,221,600
†Franklin Financial Network[1]	31,700	1,307,625
HarborOne Bancorp [1]	68,600	1,369,256
†Midway Investments [1,5]	1,858,170	0
TriState Capital Holdings [1]	53,157	1,339,556

		8,169,890

CAPITAL MARKETS - 4.0%
Canaccord Genuity Group	444,500	1,826,947
GAIN Capital Holdings	200,300	1,247,869
Gluskin Sheff + Associates	122,400	1,580,969
Newtek Business Services	65,449	1,066,164
Silvercrest Asset Management Group Cl. A	118,800	1,597,860
Westwood Holdings Group	27,572	1,563,057

		8,882,866

DIVERSIFIED FINANCIAL SERVICES - 0.4%
Waterloo Investment Holdings [1,5]	2,760,860	828,258

INSURANCE - 1.2%
Atlas Financial Holdings [1]	108,695	1,619,555
Blue Capital Reinsurance Holdings	60,000	1,098,000

		2,717,555

THRIFTS & MORTGAGE FINANCE - 3.4%
Beneficial Bancorp	66,900	1,003,500
Clifton Bancorp	101,200	1,672,836
Federal Agricultural Mortgage	20,000	1,294,000
Meridian Bancorp	73,600	1,243,840
†PCSB Financial [1,4]	56,000	955,360
Western New England Bancorp	140,900	1,430,135

		7,599,671

Total (Cost $24,273,981)		28,198,240

HEALTH CARE – 8.0%
BIOTECHNOLOGY - 2.1%
BioSpecifics Technologies [1]	21,000	1,039,710
Progenics Pharmaceuticals [1]	174,600	1,185,534
Zealand Pharma [1,4]	122,600	2,457,518

		4,682,762

HEALTH CARE EQUIPMENT & SUPPLIES - 3.1%
AtriCure [1]	80,700	1,956,975
CryoLife [1]	111,855	2,231,507
Surmodics [1]	42,522	1,196,995
†Tactile Systems Technology[1,4]	53,500	1,529,030

		6,914,507

HEALTH CARE PROVIDERS & SERVICES - 0.5%
Landauer	21,200	1,108,760

LIFE SCIENCES TOOLS & SERVICES - 0.6%
Harvard Bioscience [1]	505,079	1,287,951

PHARMACEUTICALS - 1.7%
Agile Therapeutics [1]	283,982	1,064,933
Corium International [1,4]	213,764	1,594,679
Lipocine [1]	255,300	1,026,306

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Semiannual Report to Shareholders | 53

Schedules of Investments

Royce Micro-Cap Fund (continued)

	SHARES	VALUE

HEALTH CARE (continued)
PHARMACEUTICALS (continued)
Synergetics USA (Rights) [1,5]	196,684	$37,370

		3,723,288

Total (Cost $13,502,452)		17,717,268

INDUSTRIALS – 21.6%
AEROSPACE & DEFENSE - 1.5%
Astronics Corporation [1]	42,100	1,282,787
Astronics Corporation Cl. B [1,3]	5,640	170,610
CPI Aerostructures [1]	208,318	1,958,189

		3,411,586

COMMERCIAL SERVICES & SUPPLIES - 2.6%
Acme United	41,100	1,175,460
Heritage-Crystal Clean [1]	72,374	1,150,746
Hudson Technologies [1]	215,604	1,821,854
Viad Corporation	32,800	1,549,800

		5,697,860

CONSTRUCTION & ENGINEERING - 0.7%
Northwest Pipe [1]	103,200	1,678,032

ELECTRICAL EQUIPMENT - 2.4%
American Superconducter [1,4]	188,600	871,332
Encore Wire	34,200	1,460,340
LSI Industries	192,936	1,746,071
Revolution Lighting Technologies [1,4]	189,000	1,245,510

		5,323,253

INDUSTRIAL CONGLOMERATES - 0.6%
Raven Industries	37,600	1,252,080

MACHINERY - 8.6%
Alimak Group	103,400	1,718,281
CIRCOR International	26,759	1,588,949
FreightCar America	89,009	1,547,867
Global Brass and Copper Holdings	44,400	1,356,420
Graham Corporation	49,588	974,900
Greenbrier Companies (The)	24,800	1,147,000
Harsco Corporation [1]	91,100	1,466,710
Kadant	21,776	1,637,555
Kornit Digital [1]	81,100	1,569,285
Lindsay Corporation	19,500	1,740,375
Lydall [1]	31,000	1,602,700
RBC Bearings [1]	11,169	1,136,558
Sun Hydraulics	37,100	1,583,057

		19,069,657

MARINE - 0.8%
Clarkson	52,400	1,723,954

PROFESSIONAL SERVICES - 3.7%
CRA International	31,683	1,150,727
GP Strategies [1]	57,618	1,521,115
Heidrick & Struggles International	72,200	1,570,350
Kforce	68,658	1,345,697
Navigant Consulting [1]	58,400	1,153,984
Resources Connection	101,852	1,395,372

		8,137,245

ROAD & RAIL - 0.7%
Marten Transport	57,033	1,562,704

Total (Cost $33,768,708)		47,856,371

INFORMATION TECHNOLOGY – 19.5%
COMMUNICATIONS EQUIPMENT - 0.9%
EMCORE Corporation	122,400	1,303,560
Oclaro [1]	66,400	620,176

		1,923,736

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 7.2%
Airgain [1,4]	88,100	1,249,258
CUI Global [1]	242,874	932,636
ePlus [1]	21,634	1,603,079
Fabrinet [1]	37,749	1,610,372
Mesa Laboratories	9,700	1,390,107
Neonode [1,4]	775,396	837,428
Netlist [1,4]	606,800	618,936
Novanta [1]	39,942	1,437,912
Orbotech [1]	45,300	1,477,686
PC Connection	67,700	1,831,962
Rogers Corporation [1]	13,900	1,509,818
Vishay Precision Group [1]	91,400	1,581,220

		16,080,414

INTERNET SOFTWARE & SERVICES - 0.7%
QuinStreet [1]	375,004	1,563,767

IT SERVICES - 1.7%
Cass Information Systems	23,800	1,562,232
Computer Task Group [1]	194,810	1,088,988
Unisys Corporation [1]	82,500	1,056,000

		3,707,220

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.0%
Brooks Automation	48,500	1,051,965
†CyberOptics Corporation [1,4]	14,800	305,620
†Everspin Technologies [1]	72,400	1,446,552
Nanometrics [1]	65,400	1,653,966
NeoPhotonics Corporation [1]	179,400	1,384,968
PDF Solutions [1]	59,000	970,550
Photronics [1]	163,700	1,538,780
Rudolph Technologies [1]	73,551	1,680,640
Silicon Motion Technology ADR	39,200	1,890,616
Ultra Clean Holdings [1]	74,900	1,404,375

		13,328,032

SOFTWARE - 2.4%
Attunity [1]	185,565	1,334,212
Computer Modelling Group	149,400	1,172,804
QAD Cl. A	62,200	1,993,510
SeaChange International [1]	309,107	822,225

		5,322,751

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.6%
Super Micro Computer [1]	51,246	1,263,214

Total (Cost $36,395,784)		43,189,134

MATERIALS – 5.5%
CHEMICALS - 2.0%
BioAmber [1,4]	235,012	603,981
FutureFuel Corporation	81,000	1,222,290
Quaker Chemical	8,660	1,257,691
Trecora Resources [1]	127,600	1,435,500

		4,519,462

CONSTRUCTION MATERIALS - 0.8%
U.S. Concrete [1]	21,400	1,680,970

METALS & MINING - 2.7%
Haynes International	43,830	1,591,467
Kirkland Lake Gold	121,742	1,151,893
McEwen Mining	247,704	651,462
Pretium Resources [1]	58,700	564,005

54 | The Royce Funds 2017 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2017 (unaudited)

Royce Micro-Cap Fund (continued)

	SHARES	VALUE

MATERIALS (continued)
METALS & MINING (continued)
Richmont Mines [1]	156,300	$1,219,140
Schnitzer Steel Industries Cl. A	30,900	778,680

		5,956,647

Total (Cost $10,792,712)		12,157,079

REAL ESTATE – 1.8%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.7%
Community Healthcare Trust	63,600	1,627,524

REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.1%
FRP Holdings [1]	20,575	949,536
Marcus & Millichap [1]	57,300	1,510,428

		2,459,964

Total (Cost $3,048,574)		4,087,488

TELECOMMUNICATION SERVICES – 0.8%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.8%
ORBCOMM [1]	156,200	1,765,060

Total (Cost $1,012,252)		1,765,060

MISCELLANEOUS[2] – 4.6%

Total (Cost $9,696,441)		10,194,484

TOTAL COMMON STOCKS

(Cost $175,442,198)		214,352,434

REPURCHASE AGREEMENT– 3.6%
Fixed Income Clearing Corporation, 0.12% dated 6/30/17, due 7/3/17, maturity value
$7,888,079 (collateralized by obligations of various U.S. Government Agencies, 2.375%
due 8/15/24, valued at $8,049,116)

(Cost $7,888,000)		7,888,000

	PRINCIPAL
	AMOUNT

COLLATERAL RECEIVED FOR SECURITIES LOANED – 4.7%
U.S. Treasury Bills
due 7/20/17-3/1/18	$223,414	223,406
U.S. Treasury Bonds
2.25%-5.50%
due 8/15/28-2/15/47	73,422	74,220
U.S. Treasury Notes
0.625%-3.625%
due 9/30/17-2/15/27	1,247,306	1,253,313
U.S. Treasury Notes - Floating Rate
due 7/31/17-1/31/19	30,103	30,103
U.S. Treasury TIPS
0.125%-2.50%
due 4/15/18-2/15/46	189,475	189,672
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.8114%)		8,746,148

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $10,516,862)		10,516,862

TOTAL INVESTMENTS – 104.9%

(Cost $193,847,060)		232,757,296

LIABILITIES LESS CASH AND OTHER ASSETS – (4.9)%		(10,859,023)

NET ASSETS – 100.0%		$221,898,273

Royce Micro-Cap Opportunity Fund
Common Stocks – 96.2%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 7.3%
HOTELS, RESTAURANTS & LEISURE - 0.6%
Belmond Cl. A [1]	23,500	$312,550

HOUSEHOLD DURABLES - 6.1%
Beazer Homes USA [1]	62,000	850,640
Ethan Allen Interiors	25,500	823,650
M.D.C. Holdings	15,050	531,716
New Home [1]	70,663	810,505

		3,016,511

MEDIA - 0.1%
Harte-Hanks [1]	40,072	41,274

SPECIALTY RETAIL - 0.5%
TravelCenters of America LLC [1]	65,088	266,861

Total (Cost $3,446,348)		3,637,196

CONSUMER STAPLES – 2.6%
FOOD PRODUCTS - 2.6%
†Farmer Bros. [1]	19,000	574,750
Landec Corporation [1]	48,828	725,096

Total (Cost $1,207,915)		1,299,846

ENERGY – 3.1%
ENERGY EQUIPMENT & SERVICES - 2.5%
Aspen Aerogels [1]	42,108	187,381
Basic Energy Services [1]	14,500	361,050
Helix Energy Solutions Group [1]	40,083	226,068
Newpark Resources [1]	65,000	477,750

		1,252,249

OIL, GAS & CONSUMABLE FUELS - 0.6%
Pengrowth Energy [1]	200,000	158,080
StealthGas [1]	42,500	138,125

		296,205

Total (Cost $1,575,255)		1,548,454

FINANCIALS – 8.2%
BANKS - 3.6%
Old Line Bancshares	29,022	817,840
State Bank Financial	25,000	678,000
TriState Capital Holdings [1]	12,041	303,433

		1,799,273

CAPITAL MARKETS - 1.4%
†Hamilton Lane Cl. A	30,028	660,316

INSURANCE - 0.7%
James River Group Holdings	9,106	361,781

THRIFTS & MORTGAGE FINANCE - 2.5%
BofI Holding [1]	18,500	438,820
NMI Holdings Cl. A [1]	69,150	791,768

		1,230,588

Total (Cost $2,862,161)		4,051,958

HEALTH CARE – 18.3%
BIOTECHNOLOGY - 0.5%
CareDx [1]	207,431	230,248

HEALTH CARE EQUIPMENT & SUPPLIES - 4.5%
Accuray [1]	125,000	593,750
Exactech [1]	25,225	751,705
Invuity [1]	98,939	717,308
Trinity Biotech ADR Cl. A [1]	27,612	165,672

		2,228,435

HEALTH CARE PROVIDERS & SERVICES - 8.6%
Alliance HealthCare Services [1]	26,974	358,754
Civitas Solutions [1]	42,388	741,790

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Semiannual Report to Shareholders | 55

Schedules of Investments

Royce Micro-Cap Opportunity Fund (continued)

	SHARES	VALUE

HEALTH CARE (continued)
HEALTH CARE PROVIDERS & SERVICES (continued)
Community Health Systems [1]	80,000	$796,800
Cross Country Healthcare [1]	56,000	722,960
Kindred Healthcare	67,500	786,375
Surgery Partners [1]	38,200	869,050

		4,275,729

HEALTH CARE TECHNOLOGY - 1.6%
Castlight Health Cl. B [1]	189,209	785,217

LIFE SCIENCES TOOLS & SERVICES - 1.6%
Albany Molecular Research [1]	37,500	813,750

PHARMACEUTICALS - 1.5%
Sucampo Pharmaceuticals Cl. A [1]	70,069	735,725

Total (Cost $8,437,658)		9,069,104

INDUSTRIALS – 24.2%
AEROSPACE & DEFENSE - 5.1%
Aerojet Rocketdyne Holdings [1]	11,546	240,157
Ducommun [1]	27,013	853,070
KEYW Holding Corporation [1]	80,345	751,226
Kratos Defense & Security Solutions [1]	60,011	712,331

		2,556,784

AIR FREIGHT & LOGISTICS - 1.3%
Atlas Air Worldwide Holdings [1]	12,000	625,800

BUILDING PRODUCTS - 1.0%
Builders FirstSource [1]	11,000	168,520
PGT Innovations [1]	26,000	332,800

		501,320

CONSTRUCTION & ENGINEERING - 3.8%
Ameresco Cl. A [1]	60,349	464,688
Great Lakes Dredge & Dock [1]	91,674	394,198
Layne Christensen [1]	57,500	505,425
Northwest Pipe [1]	31,000	504,060

		1,868,371

ELECTRICAL EQUIPMENT - 3.2%
Encore Wire	11,500	491,050
General Cable	44,000	719,400
Power Solutions International [1,3]	45,034	376,034

		1,586,484

MACHINERY - 7.1%
Commercial Vehicle Group [1]	91,824	775,913
FreightCar America	53,000	921,670
Gencor Industries [1]	56,031	907,702
Hyster-Yale Materials Handling Cl. A	3,800	266,950
Spartan Motors	72,331	640,129

		3,512,364

MARINE - 0.5%
Diana Shipping [1]	57,500	233,450

PROFESSIONAL SERVICES - 1.6%
†GP Strategies [1]	30,006	792,158

ROAD & RAIL - 0.6%
Celadon Group	100,000	315,000

Total (Cost $9,787,562)		11,991,731

INFORMATION TECHNOLOGY – 18.4%
COMMUNICATIONS EQUIPMENT - 3.0%
Aviat Networks [1]	5,025	87,435
Comtech Telecommunications	39,015	740,114
EMCORE Corporation	52,000	553,800
Oclaro [1]	12,000	112,080

		1,493,429

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.9%
KEMET Corporation [1]	52,882	676,890
TTM Technologies [1]	15,000	260,400

		937,290

INTERNET SOFTWARE & SERVICES - 2.1%
Amber Road [1]	86,046	737,414
Limelight Networks [1]	60,066	173,591
Tremor Video [1]	52,035	129,567

		1,040,572

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.0%
Alpha & Omega Semiconductor [1]	50,594	843,402
AXT [1]	73,323	465,601
FormFactor [1]	50,540	626,696
Ichor Holdings [1]	36,575	737,352
Kopin Corporation [1]	95,055	352,654
Nanometrics [1]	15,038	380,311
Rubicon Technology [1]	12,980	120,195
Rudolph Technologies [1]	19,503	445,643

		3,971,854

SOFTWARE - 3.0%
A10 Networks [1]	29,197	246,423
Bottomline Technologies [1]	22,064	566,824
Datawatch Corporation [1]	71,503	664,978

		1,478,225

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.4%
Intevac [1]	17,520	194,472

Total (Cost $6,062,614)		9,115,842

MATERIALS – 9.2%
CHEMICALS - 4.5%
Calgon Carbon	33,000	498,300
Intrepid Potash [1]	110,000	248,600
Kraton Corporation [1]	20,000	688,800
Schulman (A.)	24,500	784,000

		2,219,700

CONSTRUCTION MATERIALS - 0.7%
U.S. Concrete [1]	4,500	353,475

METALS & MINING - 2.9%
Haynes International	18,452	669,992
Universal Stainless & Alloy Products [1]	39,780	775,710

		1,445,702

PAPER & FOREST PRODUCTS - 1.1%
Boise Cascade [1]	18,000	547,200

Total (Cost $3,762,044)		4,566,077

REAL ESTATE – 0.5%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.5%
RAIT Financial Trust	110,102	241,123

Total (Cost $349,963)		241,123

TELECOMMUNICATION SERVICES – 0.7%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.7%
†Ooma [1]	43,200	345,600

Total (Cost $416,859)		345,600

MISCELLANEOUS[2] – 3.7%

Total (Cost $1,877,662)		1,811,148

TOTAL COMMON STOCKS

(Cost $39,786,041)		47,678,079

56 | The Royce Funds 2017 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2017 (unaudited)

Royce Micro-Cap Opportunity Fund (continued)
VALUE

REPURCHASE AGREEMENT– 5.4%
Fixed Income Clearing Corporation, 0.12% dated 6/30/17, due 7/3/17, maturity value
$2,662,027 (collateralized by obligations of various U.S. Government Agencies, 2.375%
due 8/15/24, valued at $2,715,550)

(Cost $2,662,000)	$2,662,000

TOTAL INVESTMENTS – 101.6%

(Cost $42,448,041)	50,340,079

LIABILITIES LESS CASH AND OTHER ASSETS – (1.6)%	(810,963)

NET ASSETS – 100.0%	$49,529,116

Royce Opportunity Fund
Common Stocks – 92.6%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 15.5%
AUTO COMPONENTS - 4.3%
American Axle & Manufacturing Holdings [1,4]	511,345	$7,976,982
Cooper Tire & Rubber	199,400	7,198,340
Dana	728,336	16,263,743
†Modine Manufacturing [1]	538,700	8,915,485
Tower International	657,161	14,753,264
VOXX International Cl. A [1,6]	1,227,178	10,062,860

		65,170,674

AUTOMOBILES - 0.6%
Winnebago Industries	251,022	8,785,770

DIVERSIFIED CONSUMER SERVICES - 0.9%
Houghton Mifflin Harcourt [1,4]	736,600	9,060,180
K12 [1]	229,100	4,105,472

		13,165,652

HOTELS, RESTAURANTS & LEISURE - 1.1%
Belmond Cl. A [1]	624,419	8,304,773
Carrols Restaurant Group [1]	269,105	3,296,536
Jamba [1,4]	357,125	2,782,004
Ruby Tuesday [1]	791,492	1,590,899

		15,974,212

HOUSEHOLD DURABLES - 2.8%
Beazer Homes USA [1]	751,879	10,315,780
Dixie Group [1,6]	847,735	3,814,807
Ethan Allen Interiors	140,892	4,550,812
M.D.C. Holdings	137,132	4,844,873
M/I Homes [1]	296,100	8,453,655
TRI Pointe Group [1]	238,572	3,146,765
William Lyon Homes Cl. A [1]	281,341	6,791,572
ZAGG [1]	84,354	729,662

		42,647,926

INTERNET & DIRECT MARKETING RETAIL - 0.0%
EVINE Live [1]	547,143	547,143

LEISURE PRODUCTS - 0.2%
Black Diamond [1]	480,582	3,195,870

MEDIA - 0.6%
Ballantyne Strong [1]	144,720	969,624
Entravision Communications Cl. A	202,200	1,334,520
McClatchy Company (The) Cl. A [1,4]	326,205	3,046,755
New York Times Cl. A	221,599	3,922,302

		9,273,201

MULTILINE RETAIL - 0.3%
J.C. Penney Company [1,4]	934,741	4,346,546

SPECIALTY RETAIL - 3.5%
American Eagle Outfitters	376,400	4,535,620
Ascena Retail Group [1]	503,018	1,081,489
Barnes & Noble	630,624	4,792,742
bebe stores [1,4]	158,905	943,896
Caleres	79,700	2,214,066
Chico’s FAS	164,300	1,547,706
Conn’s [1,4]	217,936	4,162,578
DSW Cl. A	340,200	6,021,540
Guess?	346,000	4,421,880
Lumber Liquidators Holdings [1,4]	261,264	6,547,276
New York & Company [1]	202,917	280,025
Rent-A-Center	308,618	3,617,003
†Sally Beauty Holdings [1,4]	262,700	5,319,675
Sears Hometown and Outlet Stores [1,4]	19,897	53,722
Stage Stores	720,646	1,498,944
TravelCenters of America LLC [1]	478,514	1,961,907

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Semiannual Report to Shareholders | 57

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE

CONSUMER DISCRETIONARY (continued)
SPECIALTY RETAIL (continued)
West Marine	294,217	$3,780,688

		52,780,757

TEXTILES, APPAREL & LUXURY GOODS - 1.2%
Skechers U.S.A. Cl. A [1,4]	331,564	9,781,138
Unifi [1]	236,467	7,283,183
Vince Holding [1]	524,797	247,022

		17,311,343

Total (Cost $221,131,387)		233,199,094

CONSUMER STAPLES – 1.7%
FOOD & STAPLES RETAILING - 0.7%
Natural Grocers by Vitamin Cottage [1]	574,894	4,754,374
SUPERVALU [1]	833,100	2,740,899
United Natural Foods [1,4]	101,600	3,728,720

		11,223,993

FOOD PRODUCTS - 1.0%
Inventure Foods [1,4]	500,451	2,156,944
Landec Corporation [1]	503,583	7,478,207
SunOpta [1]	466,490	4,758,198

		14,393,349

Total (Cost $26,607,058)		25,617,342

ENERGY – 4.0%
ENERGY EQUIPMENT & SERVICES - 2.2%
Aspen Aerogels [1]	316,891	1,410,165
Basic Energy Services [1,4]	295,710	7,363,179
Independence Contract Drilling [1,4]	690,200	2,684,878
Matrix Service [1]	565,704	5,289,332
Newpark Resources [1]	1,233,531	9,066,453
Patterson-UTI Energy	227,200	4,587,168
Willbros Group [1]	1,028,909	2,541,405

		32,942,580

OIL, GAS & CONSUMABLE FUELS - 1.8%
Ardmore Shipping	415,700	3,387,955
Bill Barrett [1,4]	493,200	1,514,124
Dorian LPG [1,4]	497,297	4,067,890
Gener8 Maritime [1,4]	513,300	2,920,677
Matador Resources [1]	211,700	4,524,029
Pengrowth Energy [1]	1,906,900	1,507,214
Scorpio Tankers	782,726	3,107,422
StealthGas [1]	1,003,621	3,261,768
Stone Energy [1]	133,000	2,444,540

		26,735,619

Total (Cost $87,001,425)		59,678,199

FINANCIALS – 5.6%
BANKS - 2.4%
Boston Private Financial Holdings	404,446	6,208,246
CenterState Banks	207,641	5,161,955
Guaranty Bancorp	175,760	4,780,672
Southern National Bancorp of Virginia	167,115	2,941,224
State Bank Financial	400,059	10,849,600
Umpqua Holdings	310,000	5,691,600

		35,633,297

CONSUMER FINANCE - 0.7%
Enova International [1]	703,695	10,449,871

INSURANCE - 1.2%
Ambac Financial Group [1]	50,446	875,238
Aspen Insurance Holdings	83,900	4,182,415
Heritage Insurance Holdings	338,700	4,409,874
MBIA [1]	956,476	9,019,569

		18,487,096

INVESTMENT COMPANIES - 0.1%
BlackRock Resources & Commodities Strategy
Trust	262,600	2,103,426

THRIFTS & MORTGAGE FINANCE - 1.2%
BofI Holding [1,4]	112,300	2,663,756
MGIC Investment [1]	332,585	3,724,952
PHH Corporation [1,4]	290,400	3,998,808
Radian Group	183,400	2,998,590
Walker & Dunlop [1]	92,137	4,499,049

		17,885,155

Total (Cost $59,037,839)		84,558,845

HEALTH CARE – 5.6%
HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
Accuray [1]	651,300	3,093,675
Analogic Corporation	108,138	7,856,226
AngioDynamics [1]	490,041	7,943,564
Invacare Corporation	713,307	9,415,652
RTI Surgical [1]	386,455	2,260,762

		30,569,879

HEALTH CARE PROVIDERS & SERVICES - 2.3%
Brookdale Senior Living [1]	518,460	7,626,547
Community Health Systems [1]	674,300	6,716,028
Cross Country Healthcare [1,4]	264,261	3,411,610
Kindred Healthcare [4]	449,050	5,231,432
PharMerica Corporation [1]	212,700	5,583,375
†Surgery Partners [1,4]	76,399	1,738,077
Tivity Health [1]	90,234	3,595,825

		33,902,894

HEALTH CARE TECHNOLOGY - 0.8%
Allscripts Healthcare Solutions [1]	886,936	11,317,303

LIFE SCIENCES TOOLS & SERVICES - 0.2%
Albany Molecular Research [1,4]	124,244	2,696,095

PHARMACEUTICALS - 0.3%
Sucampo Pharmaceuticals Cl. A [1,4]	464,397	4,876,169

Total (Cost $71,966,178)		83,362,340

INDUSTRIALS – 24.7%
AEROSPACE & DEFENSE - 3.6%
Aerojet Rocketdyne Holdings [1,4]	433,140	9,009,312
Engility Holdings [1]	173,347	4,923,055
KEYW Holding Corporation [1]	546,235	5,107,297
Kratos Defense & Security Solutions [1]	1,486,524	17,645,040
Mercury Systems [1]	177,895	7,487,600
Wesco Aircraft Holdings [1]	923,929	10,024,630

		54,196,934

AIR FREIGHT & LOGISTICS - 0.6%
Atlas Air Worldwide Holdings [1,4]	180,000	9,387,000

BUILDING PRODUCTS - 3.6%
Builders FirstSource [1,4]	306,794	4,700,084
Griffon Corporation	351,800	7,722,010
Insteel Industries	199,568	6,579,757
NCI Building Systems [1]	774,200	12,929,140
PGT Innovations [1]	674,783	8,637,223
Ply Gem Holdings [1]	208,792	3,747,816

58 | The Royce Funds 2017 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2017 (unaudited)

Royce Opportunity Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
BUILDING PRODUCTS (continued)
Quanex Building Products	421,686	$8,918,659

		53,234,689

COMMERCIAL SERVICES & SUPPLIES - 2.7%
ABM Industries	90,000	3,736,800
Herman Miller	279,479	8,496,162
Interface	642,564	12,626,383
Kimball International Cl. B	102,150	1,704,883
Steelcase Cl. A	397,942	5,571,188
Team [1]	328,216	7,696,665

		39,832,081

CONSTRUCTION & ENGINEERING - 1.9%
Aegion Corporation [1]	461,736	10,102,784
Great Lakes Dredge & Dock [1,4]	476,400	2,048,520
Layne Christensen [1]	981,712	8,629,248
Northwest Pipe [1,6]	489,326	7,956,441

		28,736,993

ELECTRICAL EQUIPMENT - 1.9%
Encore Wire	228,806	9,770,016
General Cable	879,574	14,381,035
Power Solutions International [1,3]	203,905	1,702,607
Revolution Lighting Technologies [1,4]	489,323	3,224,638

		29,078,296

MACHINERY - 7.8%
Astec Industries	118,461	6,575,770
Commercial Vehicle Group [1]	907,168	7,665,570
DMC Global	337,662	4,423,372
Federal Signal	372,832	6,472,364
FreightCar America	464,220	8,072,786
Hardinge	600,997	7,464,383
Hurco Companies	202,073	7,022,037
Hyster-Yale Materials Handling Cl. A	150,174	10,549,723
Meritor [1]	683,232	11,348,484
Mueller Industries	378,321	11,519,874
Mueller Water Products Cl. A	955,276	11,157,624
NN	362,107	9,939,837
Spartan Motors	680,105	6,018,929
Westport Fuel Systems [1]	3,395,490	7,979,401

		116,210,154

MARINE - 0.4%
Diana Shipping [1]	531,380	2,157,403
Navios Maritime Holdings [1]	1,052,049	1,441,307
Scorpio Bulkers [1]	375,990	2,669,529

		6,268,239

PROFESSIONAL SERVICES - 0.3%
Korn/Ferry International	136,100	4,699,533

ROAD & RAIL - 0.4%
Hertz Global Holdings [1,4]	532,000	6,118,000

TRADING COMPANIES & DISTRIBUTORS - 1.5%
Herc Holdings [1,4]	201,566	7,925,575
†Textainer Group Holdings [1,4]	446,200	6,469,900
Univar [1]	269,139	7,858,859

		22,254,334

Total (Cost $289,694,807)		370,016,253

INFORMATION TECHNOLOGY – 23.0%
COMMUNICATIONS EQUIPMENT - 3.6%
ARRIS International [1]	309,960	8,685,079
Aviat Networks [1]	254,029	4,420,105
Ciena Corporation [1]	424,817	10,628,921
Comtech Telecommunications	806,752	15,304,085
EMCORE Corporation	459,468	4,893,334
Extreme Networks [1]	456,056	4,204,836
Harmonic [1]	517,319	2,715,925
Oclaro [1]	210,675	1,967,705
Westell Technologies Cl. A [1]	177,698	556,195

		53,376,185

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.7%
Benchmark Electronics [1]	161,500	5,216,450
Daktronics	289,225	2,785,237
Echelon Corporation [1,6]	230,152	1,203,695
Electro Scientific Industries [1]	254,438	2,096,569
Frequency Electronics [1]	226,979	2,165,380
Identiv [1]	619,897	3,254,459
II-VI [1]	256,678	8,804,055
KEMET Corporation [1]	956,434	12,242,355
Knowles Corporation [1]	441,877	7,476,559
Maxwell Technologies [1]	855,142	5,122,301
Novanta [1]	127,434	4,587,624
Park Electrochemical	203,034	3,739,886
PCM [1]	164,033	3,075,619
Perceptron [1]	413,026	3,006,829
RadiSys Corporation [1]	488,978	1,838,557
Sanmina Corporation [1]	254,123	9,682,086
SigmaTron International [1,6]	337,947	2,223,691
Systemax	55,000	1,034,000
TTM Technologies [1]	396,725	6,887,146
Vishay Intertechnology	685,923	11,386,322
Vishay Precision Group [1]	190,342	3,292,917

		101,121,737

INTERNET SOFTWARE & SERVICES - 1.6%
Amber Road [1]	216,771	1,857,728
†Bazaarvoice [1]	239,300	1,184,535
Blucora [1]	304,240	6,449,888
Care.com [1]	64,057	967,261
Leaf Group [1]	496,757	3,874,705
Limelight Networks [1]	657,669	1,900,663
Marin Software [1]	841,343	1,093,746
QuinStreet [1]	798,831	3,331,125
Tremor Video [1]	954,282	2,376,162
YuMe	165,980	780,106

		23,815,919

IT SERVICES - 1.2%
Computer Task Group [1]	703,363	3,931,799
Perficient [1]	117,100	2,182,744
Unisys Corporation [1]	749,424	9,592,627
Virtusa Corporation [1,4]	97,300	2,860,620

		18,567,790

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 9.0%
Advanced Energy Industries [1]	30,271	1,958,231
Alpha & Omega Semiconductor [1]	408,184	6,804,427
Amtech Systems [1]	608,540	5,136,078
AXT [1]	448,892	2,850,464
Brooks Automation	337,955	7,330,244
Cohu	315,806	4,970,786
Cree [1,4]	426,414	10,511,105
Cypress Semiconductor	692,700	9,455,355
FormFactor [1]	432,638	5,364,711
IXYS Corporation [1]	856,615	14,091,317

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Semiannual Report to Shareholders | 59

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (continued)
Kopin Corporation [1]	1,055,122	$3,914,503
Kulicke & Soffa Industries [1]	611,388	11,628,600
MaxLinear Cl. A [1]	266,222	7,424,931
Microsemi Corporation [1]	265,754	12,437,287
Nanometrics [1]	166,602	4,213,365
NeoPhotonics Corporation [1]	646,296	4,989,405
Rubicon Technology [1,4]	56,945	527,311
Rudolph Technologies [1]	192,699	4,403,172
Sigma Designs [1]	367,707	2,151,086
Ultra Clean Holdings [1]	339,338	6,362,587
Veeco Instruments [1]	146,100	4,068,885
Xcerra Corporation [1]	419,554	4,099,043

		134,692,893

SOFTWARE - 0.1%
A10 Networks [1]	260,699	2,200,300

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.8%
Avid Technology [1]	275,098	1,447,016
Cray [1,4]	264,392	4,864,813
Intevac [1]	481,123	5,340,465

		11,652,294

Total (Cost $263,940,164)		345,427,118

MATERIALS – 9.0%
CHEMICALS - 3.1%
Calgon Carbon	506,360	7,646,036
Ferro Corporation [1]	748,611	13,692,095
Huntsman Corporation	299,660	7,743,215
Kraton Corporation [1]	140,418	4,835,996
Olin Corporation	124,800	3,778,944
Schulman (A.)	279,219	8,935,008

		46,631,294

METALS & MINING - 5.5%
AK Steel Holding Corporation [1,4]	927,700	6,094,989
Allegheny Technologies [1,4]	698,722	11,885,261
Carpenter Technology	301,241	11,275,451
Century Aluminum [1]	675,503	10,524,337
Commercial Metals	725,561	14,097,650
Constellium Cl. A [1]	316,400	2,183,160
Haynes International	276,250	10,030,637
Noranda Aluminum Holding Corporation [1,3,6]	593,726	13,062
Synalloy Corporation [1]	379,552	4,307,915
TimkenSteel Corporation [1,4]	582,813	8,957,836
Universal Stainless & Alloy Products [1]	125,402	2,445,339

		81,815,637

PAPER & FOREST PRODUCTS - 0.4%
Louisiana-Pacific Corporation [1]	273,300	6,589,263

Total (Cost $98,243,539)		135,036,194

REAL ESTATE – 0.4%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.1%
BRT Apartments [1]	144,787	1,138,026
RAIT Financial Trust	163,766	358,647

		1,496,673

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.3%
Tejon Ranch [1]	208,610	4,305,711

Total (Cost $6,552,479)		5,802,384

TELECOMMUNICATION SERVICES – 0.4%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.4%
Iridium Communications [1,4]	591,213	6,532,903

Total (Cost $3,907,687)		6,532,903

UTILITIES – 0.2%
WATER UTILITIES - 0.2%
Pure Cycle [1]	418,790	3,245,622

Total (Cost $1,750,542)		3,245,622

MISCELLANEOUS [2] – 2.5%

Total (Cost $36,690,947)		37,094,550

TOTAL COMMON STOCKS

(Cost $1,166,524,052)		1,389,570,844

REPURCHASE AGREEMENT– 7.3%
Fixed Income Clearing Corporation, 0.12% dated 6/30/17, due 7/3/17, maturity value
$109,896,099 (collateralized by obligations of various U.S. Government Agencies, 2.375%
due 8/15/24, valued at $112,097,292)

(Cost $109,895,000)		109,895,000

	PRINCIPAL
	AMOUNT

COLLATERAL RECEIVED FOR SECURITIES LOANED – 6.2%
U.S. Treasury Bills
due 7/6/17-3/1/18	$4,900,525	4,900,353
U.S. Treasury Bonds
2.25%-7.625%
due 2/15/25-2/15/47	4,509,937	4,562,767
U.S. Treasury Notes
0.625%-3.625%
due 8/31/17-2/15/27	34,837,587	35,006,244
U.S. Treasury Notes - Floating Rate
due 7/31/17-1/31/19	947,374	947,366
U.S. Treasury Strips - Interest
due 11/15/25-2/15/40	82,160	82,417
U.S. Treasury TIPS
0.125%-2.50%
due 4/15/18-2/15/46	8,284,650	8,297,623
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.8114%)		39,196,090

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $92,992,860)		92,992,860

TOTAL INVESTMENTS – 106.1%

(Cost $1,369,411,912)		1,592,458,704

LIABILITIES LESS CASH AND OTHER ASSETS – (6.1)%		(91,955,394)

NET ASSETS – 100.0%		$1,500,503,310

60 | The Royce Funds 2017 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2017 (unaudited)

Royce Pennsylvania Mutual Fund
Common Stocks – 99.4%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 11.3%
AUTO COMPONENTS - 3.2%
Cooper Tire & Rubber	152,400	$5,501,640
Dorman Products [1]	219,000	18,126,630
Gentex Corporation	594,334	11,274,516
LCI Industries	167,065	17,107,456
Motorcar Parts of America [1,4]	75,000	2,118,000
Standard Motor Products	88,651	4,629,355
STRATTEC SECURITY [6]	242,747	8,593,244
Superior Industries International	422,900	8,690,595

		76,041,436

AUTOMOBILES - 1.1%
Thor Industries	67,981	7,105,374
Winnebago Industries	525,162	18,380,670

		25,486,044

DISTRIBUTORS - 1.1%
Core-Mark Holding Company	330,660	10,931,620
Weyco Group	504,800	14,073,824

		25,005,444

HOTELS, RESTAURANTS & LEISURE - 0.2%
Lindblad Expeditions Holdings [1]	370,700	3,892,350

HOUSEHOLD DURABLES - 1.7%
AV Homes [1]	80,800	1,620,040
Bassett Furniture Industries	23,400	888,030
Ethan Allen Interiors	682,169	22,034,059
Flexsteel Industries	91,500	4,951,065
PICO Holdings [1]	605,341	10,593,467

		40,086,661

INTERNET & DIRECT MARKETING RETAIL - 0.1%
Etsy [1]	225,500	3,382,500

LEISURE PRODUCTS - 0.4%
American Outdoor Brands [1,4]	58,500	1,296,360
MCBC Holdings [1]	140,500	2,746,775
Nautilus [1]	276,700	5,298,805

		9,341,940

MEDIA - 0.5%
E.W. Scripps Company Cl. A [1]	128,267	2,284,435
†Liberty Global LiLAC Group Cl. C [1,4]	119,600	2,560,636
Saga Communications Cl. A	137,734	6,301,331

		11,146,402

MULTILINE RETAIL - 0.0%
Dillard’s Cl. A	14,448	833,505

SPECIALTY RETAIL - 2.5%
American Eagle Outfitters	537,391	6,475,562
America’s Car-Mart [1]	375,100	14,591,390
AutoCanada	150,000	2,206,971
Barnes & Noble	86,000	653,600
Buckle (The)	97,713	1,739,291
Caleres	229,613	6,378,649
Cato Corporation (The) Cl. A	35,276	620,505
DSW Cl. A	265,529	4,699,863
Hibbett Sports [1]	84,700	1,757,525
Kirkland’s [1]	190,403	1,957,343
Monro Muffler Brake	182,600	7,623,550
Murphy USA [1,4]	30,000	2,223,300
Shoe Carnival	313,840	6,552,979

		57,480,528

TEXTILES, APPAREL & LUXURY GOODS - 0.5%
Deckers Outdoor [1]	68,730	4,691,510
Movado Group	112,126	2,831,181
Steven Madden [1]	113,344	4,528,093

		12,050,784

Total (Cost $167,576,723)		264,747,594

CONSUMER STAPLES – 2.0%
FOOD & STAPLES RETAILING - 0.3%
Village Super Market Cl. A	250,711	6,498,429

FOOD PRODUCTS - 1.0%
Cal-Maine Foods [1,4]	165,146	6,539,782
Farmer Bros. [1,4]	47,777	1,445,254
Industrias Bachoco ADR	62,760	3,638,825
John B. Sanfilippo & Son	19,300	1,218,023
Lancaster Colony	15,200	1,863,824
Sanderson Farms	25,900	2,995,335
Seneca Foods Cl. A [1]	85,369	2,650,707
Seneca Foods Cl. B [1]	7,197	259,092
Tootsie Roll Industries	76,774	2,675,574

		23,286,416

PERSONAL PRODUCTS - 0.7%
Inter Parfums	302,600	11,090,290
Nutraceutical International	118,700	4,943,855

		16,034,145

Total (Cost $30,753,989)		45,818,990

ENERGY – 3.9%
ENERGY EQUIPMENT & SERVICES - 3.4%
Era Group [1]	389,840	3,687,886
Forum Energy Technologies [1,4]	90,665	1,414,374
Frank’s International	231,800	1,921,622
Helmerich & Payne	77,246	4,197,548
†Mammoth Energy Services [1,4]	46,000	855,600
Newpark Resources [1]	99,000	727,650
Oil States International [1,4]	92,173	2,502,497
Pason Systems	1,199,920	17,895,167
RPC	337,775	6,826,433
SEACOR Holdings [1]	271,509	9,312,759
†SEACOR Marine Holdings [1,4]	394,978	8,041,752
TGS-NOPEC Geophysical	800,585	16,407,258
Unit Corporation [1]	286,984	5,375,210

		79,165,756

OIL, GAS & CONSUMABLE FUELS - 0.5%
Centennial Resource Development Cl. A [1]	12,545	198,462
San Juan Basin Royalty Trust	207,033	1,409,895
World Fuel Services	277,000	10,650,650

		12,259,007

Total (Cost $73,843,641)		91,424,763

FINANCIALS – 13.4%
BANKS - 3.4%
Ames National	25,433	778,250
Blue Hills Bancorp	96,590	1,728,961
BOK Financial	96,100	8,084,893
Camden National	117,982	5,062,608
City Holding Company	52,170	3,436,438
CNB Financial	152,105	3,645,957
Codorus Valley Bancorp	27,079	769,044
†FCB Financial Holdings [1,4]	23,900	1,141,225
First Citizens BancShares Cl. A	78,876	29,397,085
Landmark Bancorp	7,950	244,860

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Semiannual Report to Shareholders | 61

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
BANKS (continued)
MidWestOne Financial Group	128,535	$4,356,051
National Bankshares	85,600	3,492,480
Northrim BanCorp	99,206	3,015,862
Popular	181,300	7,562,023
Unity Bancorp	42,822	736,538
Webster Financial	111,800	5,838,196

		79,290,471

CAPITAL MARKETS - 6.3%
Ares Management L.P.	340,756	6,133,608
Artisan Partners Asset Management Cl. A	254,170	7,803,019
Bolsa Mexicana de Valores	3,780,000	6,639,928
Cohen & Steers	48,000	1,945,920
Diamond Hill Investment Group	71,200	14,197,280
Federated Investors Cl. B	413,472	11,680,584
Greenhill & Co.	200,000	4,020,000
Houlihan Lokey Cl. A	270,286	9,432,981
Lazard Cl. A	153,457	7,109,663
Moelis & Company Cl. A	136,290	5,294,866
Morningstar	117,304	9,189,595
Oaktree Capital Group LLC Cl. A	27,500	1,281,500
Reinet Investments	238,550	5,855,161
Reinet Investments DR	1,300,000	2,929,410
Rothschild & Co	328,346	11,985,648
SEI Investments	332,650	17,889,917
Sprott	2,788,700	4,903,020
Virtu Financial Cl. A	297,000	5,242,050
Virtus Investment Partners	8,270	917,557
Westwood Holdings Group	232,700	13,191,763

		147,643,470

INSURANCE - 2.0%
Alleghany Corporation [1]	1,190	707,812
E-L Financial	41,100	26,780,922
MBIA [1]	721,577	6,804,471
ProAssurance Corporation	30,000	1,824,000
Reinsurance Group of America	41,628	5,344,619
RLI Corp.	84,400	4,609,928

		46,071,752

INVESTMENT COMPANIES - 0.3%
RIT Capital Partners	275,300	6,816,309

THRIFTS & MORTGAGE FINANCE - 1.4%
BofI Holding [1,4]	201,300	4,774,836
Genworth MI Canada	710,057	19,536,423
Southern Missouri Bancorp	11,100	358,086
Timberland Bancorp	41,900	1,058,813
TrustCo Bank Corp. NY	840,194	6,511,504

		32,239,662

Total (Cost $225,515,724)		312,061,664

HEALTH CARE – 10.2%
BIOTECHNOLOGY - 0.3%
†Flexion Therapeutics [1]	50,000	1,011,000
Progenics Pharmaceuticals [1]	304,800	2,069,592
Zealand Pharma [1]	166,250	3,332,482

		6,413,074

HEALTH CARE EQUIPMENT & SUPPLIES - 3.0%
Analogic Corporation	155,400	11,289,810
Atrion Corporation	9,500	6,111,350
CryoLife [1]	77,900	1,554,105
Hill-Rom Holdings	52,400	4,171,564
ICU Medical [1,4]	47,400	8,176,500
Masimo Corporation [1]	67,600	6,163,768
Merit Medical Systems [1]	627,786	23,950,036
Neogen Corporation [1,4]	134,500	9,295,295

		70,712,428

HEALTH CARE PROVIDERS & SERVICES - 3.0%
†AAC Holdings [1,4]	100,000	693,000
AMN Healthcare Services [1,4]	311,800	12,175,790
Ensign Group (The)	77,000	1,676,290
†HealthEquity [1]	77,200	3,846,876
HealthSouth Corporation	183,713	8,891,709
Landauer	399,400	20,888,620
LHC Group [1]	15,000	1,018,350
†Tivity Health [1,4]	90,200	3,594,470
U.S. Physical Therapy	290,500	17,546,200

		70,331,305

HEALTH CARE TECHNOLOGY - 1.6%
†athenahealth [1]	125,900	17,695,245
Medidata Solutions [1,4]	235,665	18,429,003

		36,124,248

LIFE SCIENCES TOOLS & SERVICES - 2.3%
Bio-Rad Laboratories Cl. A [1]	57,222	12,949,911
Bio-Techne	226,840	26,653,700
ICON [1,4]	143,700	14,052,423

		53,656,034

Total (Cost $156,307,198)		237,237,089

INDUSTRIALS – 27.1%
AEROSPACE & DEFENSE - 1.9%
HEICO Corporation	315,518	22,666,813
HEICO Corporation Cl. A	137,575	8,536,529
Teledyne Technologies [1]	70,100	8,948,265
Wesco Aircraft Holdings [1]	504,473	5,473,532

		45,625,139

AIR FREIGHT & LOGISTICS - 1.1%
Forward Air	352,800	18,797,184
Hub Group Cl. A [1]	165,500	6,346,925

		25,144,109

AIRLINES - 0.3%
Spirit Airlines [1]	149,469	7,720,074

BUILDING PRODUCTS - 1.2%
American Woodmark [1]	74,718	7,139,305
Apogee Enterprises	160,100	9,100,084
Gibraltar Industries [1]	257,420	9,177,023
Insteel Industries	98,759	3,256,084

		28,672,496

COMMERCIAL SERVICES & SUPPLIES - 2.9%
Copart [1,4]	531,700	16,902,743
Healthcare Services Group	235,900	11,047,197
Heritage-Crystal Clean [1]	242,158	3,850,312
Herman Miller	137,900	4,192,160
HNI Corporation	97,400	3,883,338
Kimball International Cl. B	288,614	4,816,968
Mobile Mini	207,000	6,178,950
Steelcase Cl. A	385,470	5,396,580
Team [1]	286,082	6,708,623
UniFirst Corporation	24,468	3,442,647
Viad Corporation	12,700	600,075

		67,019,593

62 | The Royce Funds 2017 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2017 (unaudited)

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
CONSTRUCTION & ENGINEERING - 1.9%
Comfort Systems USA	162,500	$6,028,750
Jacobs Engineering Group	54,000	2,937,060
KBR	575,100	8,753,022
Valmont Industries	176,375	26,385,700

		44,104,532

ELECTRICAL EQUIPMENT - 0.9%
Encore Wire	181,218	7,738,008
Preformed Line Products [6]	290,278	13,474,705

		21,212,713

INDUSTRIAL CONGLOMERATES - 1.1%
Raven Industries	777,945	25,905,569

MACHINERY - 10.1%
Alamo Group	18,262	1,658,372
CIRCOR International	417,879	24,813,655
Colfax Corporation [1]	74,543	2,934,758
Federal Signal	96,624	1,677,393
Flowserve Corporation	28,800	1,337,184
Franklin Electric	325,748	13,485,967
Graco	137,549	15,031,355
Graham Corporation	25,000	491,500
Greenbrier Companies (The)	85,400	3,949,750
John Bean Technologies	239,783	23,498,734
Kadant	92,100	6,925,920
Lincoln Electric Holdings	167,619	15,436,034
Lindsay Corporation	121,500	10,843,875
Lydall [1]	95,493	4,936,988
Miller Industries	270,732	6,727,690
Mueller Water Products Cl. A	62,500	730,000
Nordson Corporation	121,300	14,716,116
Proto Labs [1,4]	15,000	1,008,750
RBC Bearings [1]	116,806	11,886,179
Sun Hydraulics	688,787	29,390,541
Tennant Company	454,900	33,571,620
Wabash National	372,849	8,195,221
Westinghouse Air Brake Technologies	16,157	1,478,365

		234,725,967

MARINE - 0.8%
Clarkson	277,700	9,136,296
Diana Shipping [1]	201,900	819,714
Kirby Corporation [1]	121,100	8,095,535

		18,051,545

PROFESSIONAL SERVICES - 2.2%
Exponent	196,178	11,437,177
GP Strategies [1]	44,900	1,185,360
Heidrick & Struggles International	232,352	5,053,656
ICF International [1]	8,770	413,067
Korn/Ferry International	158,822	5,484,124
ManpowerGroup	130,305	14,548,553
Robert Half International	184,562	8,846,057
TrueBlue [1]	158,249	4,193,599

		51,161,593

ROAD & RAIL - 1.8%
Landstar System	301,360	25,796,416
Marten Transport	38,600	1,057,640
Old Dominion Freight Line	12,290	1,170,500
Saia [1]	63,777	3,271,760
Universal Logistics Holdings	586,484	8,797,260
Werner Enterprises	31,000	909,850

		41,003,426

TRADING COMPANIES & DISTRIBUTORS - 0.9%
Air Lease Cl. A	48,840	1,824,662
Applied Industrial Technologies	208,100	12,288,305
MSC Industrial Direct Cl. A	9,950	855,302
Richelieu Hardware	292,800	6,784,886

		21,753,155

Total (Cost $330,714,821)		632,099,911

INFORMATION TECHNOLOGY – 18.1%
COMMUNICATIONS EQUIPMENT - 0.5%
ADTRAN	79,700	1,645,805
Digi International [1]	354,544	3,598,621
NETGEAR [1,4]	83,900	3,616,090
NetScout Systems [1,4]	58,600	2,015,840
TESSCO Technologies	123,189	1,638,414

		12,514,770

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 9.5%
Badger Meter	455,028	18,132,866
Benchmark Electronics [1]	147,944	4,778,591
Celestica [1,4]	732,295	9,944,566
Cognex Corporation	195,485	16,596,677
Coherent [1]	89,800	20,204,102
Dolby Laboratories Cl. A	167,976	8,224,105
ePlus [1]	8,000	592,800
Fabrinet [1]	305,200	13,019,832
FARO Technologies [1]	378,793	14,318,375
FLIR Systems	739,900	25,644,934
HollySys Automation Technologies	85,700	1,423,477
Insight Enterprises [1]	148,400	5,934,516
IPG Photonics [1]	125,600	18,224,560
†LightPath Technologies CI. A [1,4]	307,600	830,520
Mesa Laboratories	24,630	3,529,725
Methode Electronics	135,860	5,597,432
MTS Systems	68,774	3,562,493
National Instruments	480,990	19,345,418
Orbotech [1]	203,400	6,634,908
PC Connection	366,465	9,916,543
Plexus Corporation [1]	138,102	7,260,022
Richardson Electronics	157,551	940,580
Vishay Intertechnology	399,089	6,624,877

		221,281,919

INTERNET SOFTWARE & SERVICES - 0.8%
†Benefitfocus [1,4]	50,000	1,817,500
†Cars.com [1,4]	20,000	532,600
comScore [1,3,4]	275,709	7,223,576
j2 Global	50,750	4,318,317
Stamps.com [1]	10,200	1,579,725
†WebMD Health [1]	31,800	1,865,070

		17,336,788

IT SERVICES - 0.3%
Convergys Corporation	136,339	3,242,141
Genpact	42,000	1,168,860
NCI Cl. A [1]	119,216	2,515,458

		6,926,459

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.7%
Advanced Energy Industries [1]	296,514	19,181,491
Brooks Automation	164,200	3,561,498
Cabot Microelectronics	148,330	10,951,204
Cirrus Logic [1,4]	133,688	8,384,911
Diodes [1]	315,300	7,576,659

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Semiannual Report to Shareholders | 63

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (continued)
FormFactor [1]	55,200	$684,480
IXYS Corporation [1]	284,900	4,686,605
Kulicke & Soffa Industries [1]	65,400	1,243,908
†M/A-COM Technology Solutions Holdings [1,4]	34,500	1,924,065
MKS Instruments	215,135	14,478,586
Nanometrics [1]	154,581	3,909,353
PDF Solutions [1,4]	55,000	904,750
Photronics [1]	149,560	1,405,864
Rudolph Technologies [1]	98,800	2,257,580
Silicon Motion Technology ADR	82,100	3,959,683
Xperi	46,330	1,380,634

		86,491,271

SOFTWARE - 2.5%
ACI Worldwide [1]	622,383	13,922,708
Blackbaud	123,643	10,602,387
Computer Modelling Group	700,200	5,496,635
Fair Isaac	87,300	12,170,493
†Guidewire Software [1,4]	24,000	1,649,040
Manhattan Associates [1,4]	15,000	720,900
Monotype Imaging Holdings	556,000	10,174,800
PTC [1]	45,700	2,518,984

		57,255,947

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.8%
Cray [1]	35,650	655,960
Diebold Nixdorf	470,132	13,163,696
Stratasys [1]	67,500	1,573,425
Super Micro Computer [1,4]	158,966	3,918,512

		19,311,593

Total (Cost $237,088,520)		421,118,747

MATERIALS – 8.6%
CHEMICALS - 3.7%
Balchem Corporation	258,200	20,064,722
FutureFuel Corporation	686,556	10,360,130
†Ingevity Corporation [1,4]	20,000	1,148,000
Innospec	112,578	7,379,488
Minerals Technologies	141,702	10,372,586
†Platform Specialty Products [1]	96,000	1,217,280
Quaker Chemical	230,940	33,539,416
Umicore	47,000	3,269,175

		87,350,797

CONTAINERS & PACKAGING - 0.8%
AptarGroup	204,000	17,719,440

METALS & MINING - 3.1%
Compass Minerals International	123,326	8,053,188
Franco-Nevada Corporation	271,000	19,555,360
Haynes International	23,493	853,031
Hecla Mining	173,300	883,830
Major Drilling Group International [1]	1,546,250	10,123,121
Pretium Resources [1]	102,600	985,808
Reliance Steel & Aluminum	210,714	15,342,086
Schnitzer Steel Industries Cl. A	58,200	1,466,640
Worthington Industries	276,733	13,897,531

		71,160,595

PAPER & FOREST PRODUCTS - 1.0%
Stella-Jones	695,400	23,734,118

Total (Cost $100,774,514)		199,964,950

REAL ESTATE – 2.4%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.4%
FirstService Corporation	52,800	3,378,144
FRP Holdings [1]	444,276	20,503,338
Marcus & Millichap [1]	576,135	15,186,919
St. Joe Company (The) [1,4]	105,000	1,968,750
Tejon Ranch [1]	689,385	14,228,906

Total (Cost $47,869,403)		55,266,057

TELECOMMUNICATION SERVICES – 0.2%
WIRELESS TELECOMMUNICATION SERVICES - 0.2%
Telephone and Data Systems	162,000	4,495,500

Total (Cost $4,308,624)		4,495,500

UTILITIES – 0.1%
GAS UTILITIES - 0.1%
Star Gas Partners L.P.	218,445	2,367,944

Total (Cost $2,209,201)		2,367,944

MISCELLANEOUS [2] – 2.1%

Total (Cost $46,725,261)		48,310,871

TOTAL COMMON STOCKS

(Cost $1,423,687,619)		2,314,914,080

REPURCHASE AGREEMENT– 1.3%
Fixed Income Clearing Corporation, 0.12% dated 6/30/17, due 7/3/17, maturity value
$29,850,299 (collateralized by obligations of various U.S. Government Agencies, 0.25%
due 1/15/25, valued at $30,449,104)

(Cost $29,850,000)		29,850,000

	PRINCIPAL
	AMOUNT

COLLATERAL RECEIVED FOR SECURITIES LOANED – 3.8%
U.S. Treasury Bills
due 7/6/17-3/1/18	$6,110,579	6,110,362
U.S. Treasury Bonds
2.25%-7.625%
due 2/15/25-2/15/47	2,815,027	2,846,607
U.S. Treasury Notes
0.625%-3.625%
due 8/31/17-2/15/27	60,872,715	61,125,316
U.S. Treasury Notes - Floating Rate
due 7/31/17-1/31/19	861,354	861,334
U.S. Treasury Strips - Interest
due 11/15/25-2/15/40	12,964	13,005
U.S. Treasury TIPS
0.125%-2.50%
due 4/15/18-2/15/46	6,219,875	6,227,552
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.8114%)		12,317,236

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $89,501,412)		89,501,412

TOTAL INVESTMENTS – 104.5%

(Cost $1,543,039,031)		2,434,265,492

LIABILITIES LESS CASH AND OTHER ASSETS – (4.5)%		(105,178,899)

NET ASSETS – 100.0%		$2,329,086,593

64 | The Royce Funds 2017 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2017 (unaudited)

Royce Premier Fund
Common Stocks – 92.2%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 9.3%
AUTO COMPONENTS - 2.3%
Dorman Products [1]	636,300	$52,666,551

AUTOMOBILES - 1.5%
Thor Industries	326,900	34,167,588

DISTRIBUTORS - 1.7%
Core-Mark Holding Company	127,962	4,230,424
Pool Corporation	281,900	33,142,983

		37,373,407

DIVERSIFIED CONSUMER SERVICES - 0.7%
Sotheby’s [1]	287,000	15,403,290

SPECIALTY RETAIL - 0.6%
Camping World Holdings Cl. A	469,883	14,495,890

TEXTILES, APPAREL & LUXURY GOODS - 2.5%
Columbia Sportswear	531,072	30,834,040
Wolverine World Wide	954,464	26,734,537

		57,568,577

Total (Cost $88,396,316)		211,675,303

CONSUMER STAPLES – 2.2%
FOOD PRODUCTS - 2.2%
Cal-Maine Foods [1,4]	345,100	13,665,960
Sanderson Farms	308,042	35,625,057

Total (Cost $17,137,163)		49,291,017

ENERGY – 3.3%
ENERGY EQUIPMENT & SERVICES - 3.3%
Pason Systems	2,573,600	38,381,727
SEACOR Holdings [1]	571,002	19,585,369
†SEACOR Marine Holdings [1]	853,984	17,387,114

Total (Cost $73,043,637)		75,354,210

FINANCIALS – 12.1%
CAPITAL MARKETS - 8.1%
Ares Management L.P.	2,463,476	44,342,568
Ashmore Group	10,815,000	49,751,727
Federated Investors Cl. B	733,400	20,718,550
Lazard Cl. A	575,800	26,676,814
Morningstar	404,000	31,649,360
TMX Group	217,700	11,845,244

		184,984,263

INSURANCE - 2.6%
Alleghany Corporation [1]	98,260	58,445,048

THRIFTS & MORTGAGE FINANCE - 1.4%
Genworth MI Canada	1,164,500	32,039,914

Total (Cost $179,105,059)		275,469,225

HEALTH CARE – 4.0%
HEALTH CARE EQUIPMENT & SUPPLIES - 2.3%
IDEXX Laboratories [1]	316,300	51,057,146

LIFE SCIENCES TOOLS & SERVICES - 1.7%
Bio-Techne	336,800	39,574,000

Total (Cost $33,861,889)		90,631,146

INDUSTRIALS – 33.2%
AIR FREIGHT & LOGISTICS - 1.8%
Forward Air	791,828	42,188,596

BUILDING PRODUCTS - 1.3%
Simpson Manufacturing	680,833	29,759,210

COMMERCIAL SERVICES & SUPPLIES - 4.6%
Copart [1,4]	2,355,600	74,884,524
Ritchie Bros. Auctioneers	1,029,100	29,576,334

		104,460,858

CONSTRUCTION & ENGINEERING - 3.2%
EMCOR Group	220,800	14,435,904
Valmont Industries	399,700	59,795,120

		74,231,024

MACHINERY - 12.4%
CIRCOR International	711,832	42,268,584
Lincoln Electric Holdings	900,300	82,908,627
Lindsay Corporation	492,675	43,971,244
RBC Bearings [1]	170,900	17,390,784
Sun Hydraulics	763,827	32,592,498
Woodward	941,101	63,599,605

		282,731,342

MARINE - 3.7%
Clarkson	675,000	22,207,418
Kirby Corporation [1]	933,400	62,397,790

		84,605,208

ROAD & RAIL - 2.8%
Landstar System	739,300	63,284,080

TRADING COMPANIES & DISTRIBUTORS - 3.4%
Air Lease Cl. A	1,198,260	44,766,994
MSC Industrial Direct Cl. A	381,400	32,785,144

		77,552,138

Total (Cost $353,156,299)		758,812,456

INFORMATION TECHNOLOGY – 19.6%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 9.8%
Anixter International [1]	335,383	26,226,950
Cognex Corporation	961,100	81,597,390
IPG Photonics [1]	303,100	43,979,810
National Instruments	1,801,944	72,474,188

		224,278,338

IT SERVICES - 3.5%
Gartner [1]	258,000	31,865,580
Jack Henry & Associates	453,700	47,125,819

		78,991,399

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.2%
Cabot Microelectronics	382,774	28,260,205
MKS Instruments	1,000,900	67,360,570

		95,620,775

SOFTWARE - 2.1%
Fair Isaac	349,600	48,737,736

Total (Cost $128,952,351)		447,628,248

MATERIALS – 7.0%
CHEMICALS - 3.7%
Minerals Technologies	554,900	40,618,680
Westlake Chemical	655,800	43,420,518

		84,039,198

METALS & MINING - 1.9%
Reliance Steel & Aluminum	597,700	43,518,537

PAPER & FOREST PRODUCTS - 1.4%
Stella-Jones	932,012	31,809,725

Total (Cost $76,407,488)		159,367,460

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Semiannual Report to Shareholders | 65

Schedules of Investments

Royce Premier Fund (continued)
	SHARES	VALUE

REAL ESTATE – 0.9%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.9%
Jones Lang LaSalle	167,600	$20,950,000

Total (Cost $4,731,391)		20,950,000

MISCELLANEOUS [2] – 0.6%

Total (Cost $14,988,276)		14,490,000

TOTAL COMMON STOCKS

(Cost $969,779,869)		2,103,669,065

REPURCHASE AGREEMENT– 7.3%
Fixed Income Clearing Corporation, 0.12% dated 6/30/17, due 7/3/17, maturity value
$167,267,673 (collateralized by obligations of various U.S. Government Agencies, 2.25%
due 11/15/24, valued at $170,616,278)

(Cost $167,266,000)		167,266,000

	PRINCIPAL
	AMOUNT

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.6%
U.S. Treasury Bills
due 7/20/17-3/1/18	$436,743	436,727
U.S. Treasury Bonds
2.50%-4.25%
due 8/15/40-2/15/46	111,279	112,443
U.S. Treasury Notes
0.75%-3.50%
due 10/31/17-2/15/27	2,383,058	2,394,504
U.S. Treasury Notes - Floating Rate
due 7/31/17-1/31/19	59,523	59,521
U.S. Treasury TIPS
0.125%-1.875%
due 4/15/18-2/15/46	338,665	338,975
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.8114%)		10,332,000

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $13,674,170)		13,674,170

TOTAL INVESTMENTS – 100.1%

(Cost $1,150,720,039)		2,284,609,235

LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%		(2,547,929)

NET ASSETS – 100.0%		$2,282,061,306

Royce Small-Cap Leaders Fund
Common Stocks – 93.5%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 14.4%
AUTO COMPONENTS - 5.7%
Cooper Tire & Rubber	51,200	$1,848,320
Gentex Corporation	95,734	1,816,074
LCI Industries	14,132	1,447,117

		5,111,511

AUTOMOBILES - 0.2%
Thor Industries	2,005	209,563

HOUSEHOLD DURABLES - 0.7%
PICO Holdings [1]	39,000	682,500

LEISURE PRODUCTS - 2.4%
MCBC Holdings [1]	50,600	989,230
†Nautilus [1]	60,500	1,158,575

		2,147,805

MEDIA - 0.8%
E.W. Scripps Company Cl. A [1]	39,490	703,317

SPECIALTY RETAIL - 2.8%
Buckle (The)	21,700	386,260
Caleres	77,600	2,155,728

		2,541,988

TEXTILES, APPAREL & LUXURY GOODS - 1.8%
Deckers Outdoor [1]	8,720	595,227
Movado Group	41,000	1,035,250

		1,630,477

Total (Cost $10,691,974)		13,027,161

CONSUMER STAPLES – 7.5%
FOOD PRODUCTS - 6.0%
Cal-Maine Foods [1]	49,658	1,966,457
Industrias Bachoco ADR	24,690	1,431,526
Sanderson Farms	8,690	1,004,998
Tootsie Roll Industries	28,869	1,006,085

		5,409,066

PERSONAL PRODUCTS - 1.5%
Inter Parfums	38,270	1,402,596

Total (Cost $5,423,995)		6,811,662

ENERGY – 5.2%
ENERGY EQUIPMENT & SERVICES - 5.2%
Oil States International [1,4]	32,640	886,176
Pason Systems	136,340	2,033,325
TGS-NOPEC Geophysical	88,750	1,818,850

Total (Cost $3,721,794)		4,738,351

FINANCIALS – 14.8%
CAPITAL MARKETS - 10.2%
Artisan Partners Asset Management Cl. A	81,920	2,514,944
Federated Investors Cl. B	65,260	1,843,595
Houlihan Lokey Cl. A	54,200	1,891,580
Lazard Cl. A	50,270	2,329,009
Virtus Investment Partners	2,200	244,090
Westwood Holdings Group	6,000	340,140

		9,163,358

INSURANCE - 1.7%
†RLI Corp.	27,800	1,518,436

THRIFTS & MORTGAGE FINANCE - 2.9%
Genworth MI Canada	96,260	2,648,486

Total (Cost $10,488,838)		13,330,280

66 | The Royce Funds 2017 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2017 (unaudited)

Royce Small-Cap Leaders Fund (continued)
	SHARES	VALUE

HEALTH CARE – 5.9%
BIOTECHNOLOGY - 0.9%
Zealand Pharma [1,4]	40,340	$808,615

HEALTH CARE PROVIDERS & SERVICES - 1.9%
AMN Healthcare Services [1]	43,500	1,698,675

LIFE SCIENCES TOOLS & SERVICES - 3.1%
Bio-Rad Laboratories Cl. A [1]	4,125	933,529
Bio-Techne	16,144	1,896,920

		2,830,449

Total (Cost $3,952,025)		5,337,739

INDUSTRIALS – 23.3%
BUILDING PRODUCTS - 3.7%
American Woodmark [1]	10,000	955,500
Apogee Enterprises	28,100	1,597,204
Insteel Industries	24,900	820,953

		3,373,657

COMMERCIAL SERVICES & SUPPLIES - 3.2%
Steelcase Cl. A	127,120	1,779,680
UniFirst Corporation	8,100	1,139,670

		2,919,350

CONSTRUCTION & ENGINEERING - 2.8%
Comfort Systems USA	27,700	1,027,670
Valmont Industries	9,895	1,480,292

		2,507,962

MACHINERY - 9.8%
CIRCOR International	31,070	1,844,936
Greenbrier Companies (The)	28,200	1,304,250
John Bean Technologies	2,109	206,682
Kadant	12,160	914,432
Lydall [1]	33,960	1,755,732
RBC Bearings [1]	8,480	862,925
†Supreme Industries Cl. A	85,900	1,413,055
Westinghouse Air Brake Technologies	5,588	511,302

		8,813,314

PROFESSIONAL SERVICES - 1.3%
ICF International [1]	3,743	176,295
Robert Half International	13,003	623,234
TrueBlue [1]	15,200	402,800

		1,202,329

ROAD & RAIL - 2.2%
Landstar System	15,420	1,319,952
Saia [1]	12,220	626,886

		1,946,838

TRADING COMPANIES & DISTRIBUTORS - 0.3%
MSC Industrial Direct Cl. A	3,177	273,095

Total (Cost $15,875,255)		21,036,545

INFORMATION TECHNOLOGY – 13.6%
COMMUNICATIONS EQUIPMENT - 0.7%
NetScout Systems [1]	19,000	653,600

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.5%
†Celestica [1]	102,500	1,391,950
Cognex Corporation	1,540	130,746
Fabrinet [1]	35,500	1,514,430
FARO Technologies [1]	12,760	482,328
Methode Electronics	17,850	735,420
Orbotech [1]	20,590	671,646

		4,926,520

INTERNET SOFTWARE & SERVICES - 1.7%
j2 Global	18,524	1,576,207

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.7%
Cabot Microelectronics	8,636	637,596
MKS Instruments	13,145	884,658
Nanometrics [1]	38,648	977,408
Rudolph Technologies [1]	35,500	811,175
†Silicon Motion Technology ADR	27,200	1,311,856
Xperi	17,330	516,434

		5,139,127

Total (Cost $9,032,486)		12,295,454

MATERIALS – 4.6%
CHEMICALS - 3.1%
Minerals Technologies	37,556	2,749,099

METALS & MINING - 0.6%
Compass Minerals International	8,300	541,990

PAPER & FOREST PRODUCTS - 0.9%
†Stella-Jones	24,700	843,015

Total (Cost $3,449,677)		4,134,104

REAL ESTATE – 3.0%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.0%
Marcus & Millichap [1]	104,210	2,746,976

Total (Cost $2,331,048)		2,746,976

MISCELLANEOUS [2]– 1.2%

Total (Cost $989,793)		1,059,787

TOTAL COMMON STOCKS

(Cost $65,956,885)		84,518,059

REPURCHASE AGREEMENT– 6.5%
Fixed Income Clearing Corporation, 0.12% dated 6/30/17, due 7/3/17, maturity value
$5,869,059 (collateralized by obligations of various U.S. Government Agencies, 2.375%
due 8/15/24, valued at $5,990,637)

(Cost $5,869,000)		5,869,000

	PRINCIPAL
	AMOUNT

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.1%
U.S. Treasury Bills
due 7/20/17-3/1/18	$61,590	61,587
U.S. Treasury Bonds
2.50%-4.25%
due 8/15/40-2/15/46	15,693	15,857
U.S. Treasury Notes
0.75%-3.50%
due 10/31/17-2/15/27	336,060	337,674
U.S. Treasury Notes - Floating Rate
due 7/31/17-1/31/19	8,394	8,394
U.S. Treasury TIPS
0.125%-1.875%
due 4/15/18-2/15/46	47,759	47,802
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.8114%)		520,552

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $991,866)		991,866

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Semiannual Report to Shareholders | 67

Schedules of Investments

Royce Small-Cap Leaders Fund (continued)
VALUE

TOTAL INVESTMENTS – 101.1%

(Cost $72,817,751)	$91,378,925

LIABILITIES LESS CASH AND OTHER ASSETS – (1.1)%	(1,032,545)

NET ASSETS – 100.0%	$90,346,380

Royce Small-Cap Value Fund
Common Stocks – 89.2%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 14.8%
AUTO COMPONENTS - 3.1%
Gentex Corporation	384,556	$7,295,027
†Stoneridge [1]	251,500	3,875,615

		11,170,642

AUTOMOBILES - 0.1%
Thor Industries	3,900	407,628

HOUSEHOLD DURABLES - 1.4%
Flexsteel Industries	94,400	5,107,984

MEDIA - 1.6%
Saga Communications Cl. A	129,077	5,905,273

SPECIALTY RETAIL - 6.3%
American Eagle Outfitters	544,188	6,557,466
Buckle (The)	38,751	689,768
Cato Corporation (The) Cl. A	34,590	608,438
DSW Cl. A	289,102	5,117,105
Hibbett Sports [1]	87,000	1,805,250
Kirkland’s [1]	205,830	2,115,932
Shoe Carnival	295,141	6,162,544

		23,056,503

TEXTILES, APPAREL & LUXURY GOODS - 2.3%
Deckers Outdoor [1]	51,385	3,507,540
Steven Madden [1]	123,895	4,949,605

		8,457,145

Total (Cost $54,431,991)		54,105,175

CONSUMER STAPLES – 2.0%
FOOD & STAPLES RETAILING - 2.0%
Village Super Market Cl. A	279,903	7,255,086

Total (Cost $8,268,750)		7,255,086

ENERGY – 2.4%
ENERGY EQUIPMENT & SERVICES - 2.4%
Helmerich & Payne	74,499	4,048,275
Unit Corporation [1]	261,178	4,891,864

Total (Cost $8,926,611)		8,940,139

FINANCIALS – 21.9%
BANKS - 9.3%
Ames National	115,348	3,529,649
Camden National	126,304	5,419,705
City Holding Company	56,740	3,737,464
CNB Financial	127,860	3,064,804
Codorus Valley Bancorp	32,904	934,474
Landmark Bancorp	11,600	357,280
MidWestOne Financial Group	142,560	4,831,358
National Bankshares	142,193	5,801,474
Northrim BanCorp	171,543	5,214,907
Unity Bancorp	63,110	1,085,492

		33,976,607

CAPITAL MARKETS - 6.3%
Federated Investors Cl. B	265,949	7,513,059
Greenhill & Co.	236,700	4,757,670
Houlihan Lokey Cl. A	152,396	5,318,620
Moelis & Company Cl. A	140,750	5,468,138

		23,057,487

INSURANCE - 1.5%
Reinsurance Group of America	40,735	5,229,967

THRIFTS & MORTGAGE FINANCE - 4.8%
Genworth MI Canada	308,200	8,479,778
Southern Missouri Bancorp	24,985	806,016

68 | The Royce Funds 2017 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2017 (unaudited)

Royce Small-Cap Value Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
THRIFTS & MORTGAGE FINANCE (continued)
Timberland Bancorp	50,500	$1,276,135
TrustCo Bank Corp. NY	912,064	7,068,496

		17,630,425

Total (Cost $61,158,635)		79,894,486

HEALTH CARE – 2.6%
HEALTH CARE PROVIDERS & SERVICES - 2.6%
AMN Healthcare Services [1,4]	194,620	7,599,911
Ensign Group (The)	81,393	1,771,926

Total (Cost $9,444,804)		9,371,837

INDUSTRIALS – 21.5%
AIRLINES - 1.9%
Spirit Airlines [1]	131,262	6,779,682

BUILDING PRODUCTS - 3.0%
American Woodmark [1]	57,276	5,472,722
Apogee Enterprises	97,503	5,542,070

		11,014,792

COMMERCIAL SERVICES & SUPPLIES - 3.9%
†Herman Miller	148,800	4,523,520
HNI Corporation	106,400	4,242,168
Kimball International Cl. B	318,030	5,307,921

		14,073,609

CONSTRUCTION & ENGINEERING - 0.9%
Comfort Systems USA	91,311	3,387,638

MACHINERY - 6.4%
Alamo Group	19,691	1,788,140
Federal Signal	104,293	1,810,526
Miller Industries	282,041	7,008,719
†Supreme Industries Cl. A	323,700	5,324,865
Wabash National	340,900	7,492,982

		23,425,232

PROFESSIONAL SERVICES - 4.2%
Heidrick & Struggles International	254,083	5,526,305
Korn/Ferry International	169,009	5,835,881
Robert Half International	8,000	383,440
TrueBlue [1]	133,210	3,530,065

		15,275,691

ROAD & RAIL - 1.2%
Old Dominion Freight Line	17,700	1,685,748
Saia [1]	36,023	1,847,980
Werner Enterprises	33,402	980,349

		4,514,077

Total (Cost $63,822,363)		78,470,721

INFORMATION TECHNOLOGY – 20.0%
COMMUNICATIONS EQUIPMENT - 1.1%
NETGEAR [1]	92,000	3,965,200

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 14.3%
Benchmark Electronics [1]	162,068	5,234,797
†Celestica [1]	539,700	7,329,126
Fabrinet [1]	197,100	8,408,286
Insight Enterprises [1]	165,371	6,613,186
Methode Electronics	128,500	5,294,200
†Orbotech [1]	146,100	4,765,782
PC Connection	279,754	7,570,143
Vishay Intertechnology	431,868	7,169,009

		52,384,529

IT SERVICES - 2.5%
Convergys Corporation	147,000	3,495,660
†NCI Cl. A [1]	261,489	5,517,418

		9,013,078

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.9%
MKS Instruments	46,447	3,125,883

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.2%
Super Micro Computer [1]	177,706	4,380,453

Total (Cost $61,757,342)		72,869,143

REAL ESTATE – 2.0%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.0%
†Marcus & Millichap [1]	276,100	7,277,996

Total (Cost $7,138,312)		7,277,996

UTILITIES – 1.0%
GAS UTILITIES - 1.0%
Star Gas Partners L.P.	357,758	3,878,097

Total (Cost $3,504,997)		3,878,097

MISCELLANEOUS [2] – 1.0%

Total (Cost $2,808,457)		3,519,240

TOTAL COMMON STOCKS

(Cost $281,262,262)		325,581,920

REPURCHASE AGREEMENT – 10.9%
Fixed Income Clearing Corporation, 0.12% dated 6/30/17, due 7/3/17, maturity value
$39,850,399 (collateralized by obligations of various U.S. Government Agencies, 2.25%
due 11/15/24, valued at $40,651,561)

(Cost $39,850,000)		39,850,000

	PRINCIPAL
	AMOUNT

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.8%
U.S. Treasury Bills
due 7/20/17-3/1/18	$856,377	856,347
U.S. Treasury Bonds
2.50%-4.25%
due 8/15/40-2/15/46	218,198	220,481
U.S. Treasury Notes
0.75%-3.50%
due 10/31/17-2/15/27	4,672,769	4,695,213
U.S. Treasury Notes - Floating Rate
due 7/31/17-1/31/19	116,714	116,711
U.S. Treasury TIPS
0.125%-1.875%
due 4/15/18-2/15/46	664,065	664,673

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $6,553,425)		6,553,425

TOTAL INVESTMENTS – 101.9%

(Cost $327,665,687)		371,985,345

LIABILITIES LESS CASH AND OTHER ASSETS – (1.9)%		(7,080,875)

NET ASSETS – 100.0%		$364,904,470

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Semiannual Report to Shareholders | 69

Schedules of Investments

Royce Small/Mid-Cap Premier Fund
Common Stocks – 92.7%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 24.7%
AUTO COMPONENTS - 5.8%
Cooper Tire & Rubber	54,202	$1,956,692
Dorman Products [1]	7,800	645,606
Gentex Corporation	105,200	1,995,644
LCI Industries	32,500	3,328,000
Standard Motor Products	94,422	4,930,717

		12,856,659

AUTOMOBILES - 2.3%
Thor Industries	48,400	5,058,768

DISTRIBUTORS - 3.6%
Genuine Parts	9,969	924,724
LKQ Corporation [1]	172,691	5,690,169
Pool Corporation	12,000	1,410,840

		8,025,733

HOUSEHOLD DURABLES - 2.3%
Forbo Holding	335	548,842
Hooker Furniture	32,125	1,321,944
NVR [1]	1,290	3,109,687

		4,980,473

MEDIA - 2.2%
†Media General (Rights) [1,5]	102,272	194,317
Meredith Corporation	49,841	2,963,047
†Nexstar Media Group Cl. A	26,373	1,577,105

		4,734,469

MULTILINE RETAIL - 1.5%
Dollar Tree [1]	46,675	3,263,516

SPECIALTY RETAIL - 5.3%
Camping World Holdings Cl. A	78,570	2,423,884
CarMax [1]	18,275	1,152,422
Children’s Place	33,250	3,394,825
Dicks Sporting Goods	49,964	1,990,066
Monro Muffler Brake	46,150	1,926,763
USS	36,100	716,704

		11,604,664

TEXTILES, APPAREL & LUXURY GOODS - 1.7%
Coach	14,900	705,366
Wolverine World Wide	109,300	3,061,493

		3,766,859

Total (Cost $41,870,376)		54,291,141

CONSUMER STAPLES – 2.4%
FOOD & STAPLES RETAILING - 0.7%
Casey’s General Stores	14,800	1,585,228

FOOD PRODUCTS - 1.7%
Cal-Maine Foods [1]	32,900	1,302,840
†Hormel Foods	70,257	2,396,466

		3,699,306

Total (Cost $5,511,073)		5,284,534

FINANCIALS – 8.8%
CAPITAL MARKETS - 5.7%
Affiliated Managers Group	27,080	4,491,489
Lazard Cl. A	92,033	4,263,889
Oaktree Capital Group LLC Cl. A	52,587	2,450,554
SEI Investments	22,700	1,220,806

		12,426,738

INSURANCE - 3.1%
Alleghany Corporation [1]	11,164	6,640,347
Brown & Brown	4,700	202,429

		6,842,776

Total (Cost $16,055,036)		19,269,514

HEALTH CARE – 3.4%
HEALTH CARE EQUIPMENT & SUPPLIES - 2.6%
Dentsply Sirona	46,650	3,024,786
Hill-Rom Holdings	34,751	2,766,527

		5,791,313

LIFE SCIENCES TOOLS & SERVICES - 0.8%
Bio-Techne	14,500	1,703,750

Total (Cost $6,393,497)		7,495,063

INDUSTRIALS – 27.2%
AEROSPACE & DEFENSE - 1.7%
HEICO Corporation	9,000	646,560
Teledyne Technologies [1]	23,319	2,976,670

		3,623,230

AIR FREIGHT & LOGISTICS - 0.5%
Expeditors International of Washington	20,900	1,180,432

BUILDING PRODUCTS - 1.2%
Simpson Manufacturing	61,412	2,684,319

COMMERCIAL SERVICES & SUPPLIES - 3.7%
Cintas Corporation	8,700	1,096,548
Copart [1]	221,750	7,049,433

		8,145,981

CONSTRUCTION & ENGINEERING - 2.4%
Valmont Industries	35,694	5,339,822

ELECTRICAL EQUIPMENT - 2.4%
Generac Holdings [1]	27,100	979,123
Hubbell Cl. B	37,722	4,268,999

		5,248,122

INDUSTRIAL CONGLOMERATES - 1.4%
Carlisle Companies	31,017	2,959,022

MACHINERY - 4.4%
Franklin Electric	24,000	993,600
Lincoln Electric Holdings	29,000	2,670,610
†Proto Labs [1,4]	20,603	1,385,552
Sun Hydraulics	53,000	2,261,510
Westinghouse Air Brake Technologies	25,305	2,315,407

		9,626,679

MARINE - 1.9%
Kirby Corporation [1]	63,000	4,211,550

PROFESSIONAL SERVICES - 5.8%
Equifax	18,025	2,476,995
IHS Markit [1]	85,468	3,764,011
ManpowerGroup	51,175	5,713,689
Verisk Analytics [1,4]	10,000	843,700

		12,798,395

ROAD & RAIL - 1.0%
Landstar System	26,400	2,259,840

TRADING COMPANIES & DISTRIBUTORS - 0.8%
Diploma	114,300	1,645,013

Total (Cost $45,247,648)		59,722,405

INFORMATION TECHNOLOGY – 11.5%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.0%
AVX Corporation	224,713	3,671,811
Coherent [1]	6,500	1,462,435

70 | The Royce Funds 2017 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2017 (unaudited)

Royce Small/Mid-Cap Premier Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (continued)
II-VI [1]	38,800	$1,330,840
IPG Photonics [1]	35,500	5,151,050
Littelfuse	9,300	1,534,500

		13,150,636

IT SERVICES - 1.8%
DST Systems	65,812	4,060,600

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.5%
Cabot Microelectronics	22,080	1,630,166
Lam Research	26,900	3,804,467

		5,434,633

SOFTWARE - 1.2%
Check Point Software Technologies [1,4]	25,235	2,752,634

Total (Cost $18,891,403)		25,398,503

MATERIALS – 8.2%
CHEMICALS - 6.8%
Minerals Technologies	62,880	4,602,816
†NewMarket Corporation	5,325	2,452,056
RPM International	11,000	600,050
Sensient Technologies	19,109	1,538,848
Westlake Chemical	84,900	5,621,229

		14,814,999

METALS & MINING - 0.8%
Reliance Steel & Aluminum	24,650	1,794,766

PAPER & FOREST PRODUCTS - 0.6%
Stella-Jones	39,400	1,344,729

Total (Cost $14,620,729)		17,954,494

REAL ESTATE – 4.4%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 4.4%
Jones Lang LaSalle	26,540	3,317,500
Kennedy Wilson Europe Real Estate	145,500	2,103,521
Kennedy-Wilson Holdings	45,595	868,585
Realogy Holdings	104,600	3,394,270

Total (Cost $8,695,544)		9,683,876

UTILITIES – 1.4%
GAS UTILITIES - 1.4%
UGI Corporation	61,794	2,991,448

Total (Cost $1,831,399)		2,991,448

MISCELLANEOUS [2] – 0.7%

Total (Cost $1,622,613)		1,654,041

TOTAL COMMON STOCKS

(Cost $160,739,318)		203,745,019

REPURCHASE AGREEMENT – 9.2%
Fixed Income Clearing Corporation, 0.12% dated 6/30/17, due 7/3/17, maturity value
$20,316,203 (collateralized by obligations of various U.S. Government Agencies, 2.375%
due 8/15/24, valued at $20,723,395)

(Cost $20,316,000)		$20,316,000

	PRINCIPAL
	AMOUNT

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.9%
U.S. Treasury Bills
due 7/6/17-3/1/18	$415,724	415,709
U.S. Treasury Bonds
2.25%-7.625%
due 2/15/25-2/15/47	311,542	314,948
U.S. Treasury Notes
0.625%-3.625%
due 8/31/17-2/15/27	2,750,961	2,764,709
U.S. Treasury Notes - Floating Rate
due 7/31/17-1/31/19	60,066	60,065
U.S. Treasury Strips - Interest
due 11/15/25-2/15/40	1,848	1,854
U.S. Treasury TIPS
0.125%-2.50%
due 4/15/18-2/15/46	658,948	659,976

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $4,217,261)		4,217,261

TOTAL INVESTMENTS – 103.8%

(Cost $185,272,579)		228,278,280

LIABILITIES LESS CASH AND OTHER ASSETS – (3.8)%		(8,395,383)

NET ASSETS – 100.0%		$219,882,897

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Semiannual Report to Shareholders | 71

Schedules of Investments

Royce Smaller-Companies Growth Fund
Common Stocks – 93.0%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 5.9%
AUTO COMPONENTS - 0.2%
LCI Industries	9,000	$921,600

HOTELS, RESTAURANTS & LEISURE - 3.0%
Dave & Busters Entertainment [1]	60,000	3,990,600
Del Taco Restaurants [1]	217,700	2,993,375
Texas Roadhouse	98,000	4,993,100

		11,977,075

HOUSEHOLD DURABLES - 0.5%
iRobot Corporation [1]	22,000	1,851,080

LEISURE PRODUCTS - 1.0%
Callaway Golf	302,000	3,859,560

TEXTILES, APPAREL & LUXURY GOODS - 1.2%
Carter’s	9,900	880,605
Cherokee [1]	230,000	1,598,500
Columbia Sportswear	15,000	870,900
Gildan Activewear	47,666	1,464,776

		4,814,781

Total (Cost $15,000,220)		23,424,096

ENERGY – 1.7%
ENERGY EQUIPMENT & SERVICES - 0.8%
Pason Systems	205,000	3,057,295

OIL, GAS & CONSUMABLE FUELS - 0.9%
Centennial Resource Development Cl. A [1]	111,000	1,756,020
RSP Permian [1]	56,000	1,807,120

		3,563,140

Total (Cost $3,962,369)		6,620,435

FINANCIALS – 11.4%
BANKS - 6.4%
Ameris Bancorp	60,000	2,892,000
†Banc of California	142,000	3,053,000
Enterprise Financial Services	138,500	5,650,800
Live Oak Bancshares	60,700	1,468,940
ServisFirst Bancshares	85,000	3,135,650
State Bank Financial	79,500	2,156,040
TriState Capital Holdings [1]	279,057	7,032,236

		25,388,666

CAPITAL MARKETS - 4.4%
Financial Engines	157,800	5,775,480
Northern Trust	51,000	4,957,710
Oaktree Capital Group LLC Cl. A	55,800	2,600,280
WisdomTree Investments	383,200	3,897,144

		17,230,614

THRIFTS & MORTGAGE FINANCE - 0.6%
OceanFirst Financial	86,000	2,332,320

Total (Cost $31,504,623)		44,951,600

HEALTH CARE – 16.0%
BIOTECHNOLOGY - 4.8%
Clovis Oncology [1]	66,000	6,179,580
Progenics Pharmaceuticals [1]	468,200	3,179,078
Repligen [1,4]	70,000	2,900,800
Zealand Pharma [1,4]	335,799	6,731,093

		18,990,551

HEALTH CARE EQUIPMENT & SUPPLIES - 3.0%
ABIOMED [1,4]	20,000	2,866,000
Entellus Medical [1]	134,526	2,227,751
Inogen [1]	37,755	3,602,582
Penumbra [1]	10,000	877,500
West Pharmaceutical Services	23,000	2,173,960

		11,747,793

HEALTH CARE PROVIDERS & SERVICES - 1.9%
BioTelemetry [1]	127,709	4,271,866
HealthEquity [1]	62,000	3,089,460

		7,361,326

HEALTH CARE TECHNOLOGY - 0.5%
HealthStream [1,4]	84,000	2,210,880

LIFE SCIENCES TOOLS & SERVICES - 2.0%
Cambrex Corporation [1]	43,500	2,599,125
NeoGenomics [1,4]	582,000	5,214,720

		7,813,845

PHARMACEUTICALS - 3.8%
†Axsome Therapeutics [1]	656,000	3,608,000
Heska Corporation [1,4]	21,000	2,143,470
Intersect ENT [1]	94,000	2,627,300
†Supernus Pharmaceuticals [1]	159,000	6,852,900

		15,231,670

Total (Cost $38,765,522)		63,356,065

INDUSTRIALS – 11.5%
AEROSPACE & DEFENSE - 0.5%
Mercury Systems [1]	49,749	2,093,935

AIR FREIGHT & LOGISTICS - 1.8%
Atlas Air Worldwide Holdings [1]	74,000	3,859,100
Forward Air	63,000	3,356,640

		7,215,740

BUILDING PRODUCTS - 1.6%
DIRTT Environmental Solutions [1]	1,214,000	6,412,631

CONSTRUCTION & ENGINEERING - 0.8%
NV5 Global [1]	69,585	2,957,363

MACHINERY - 2.5%
Astec Industries	36,000	1,998,360
Proto Labs [1,4]	16,000	1,076,000
Tennant Company	44,937	3,316,351
Woodward	50,000	3,379,000

		9,769,711

MARINE - 2.1%
Clarkson	179,976	5,921,188
†Scorpio Bulkers [1]	335,000	2,378,500

		8,299,688

PROFESSIONAL SERVICES - 1.1%
On Assignment [1,4]	77,000	4,169,550

TRADING COMPANIES & DISTRIBUTORS - 1.1%
SiteOne Landscape Supply [1,4]	87,000	4,529,220

Total (Cost $36,012,037)		45,447,838

INFORMATION TECHNOLOGY – 33.6%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 8.7%
Airgain [1,4]	185,623	2,632,134
Cognex Corporation	20,000	1,698,000
Coherent [1]	16,000	3,599,840
ePlus [1]	81,000	6,002,100
FLIR Systems	93,600	3,244,176
IPG Photonics [1]	41,444	6,013,525
†Iteris [1,4]	526,000	3,271,720
Knowles Corporation [1,4]	154,000	2,605,680
†Universal Display	49,000	5,353,250

		34,420,425

72 | The Royce Funds 2017 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2017 (unaudited)

Royce Smaller-Companies Growth Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
INTERNET SOFTWARE & SERVICES - 8.0%
Amber Road [1]	367,000	$3,145,190
Carbonite [1]	162,000	3,531,600
comScore [1,3,4]	256,071	6,709,060
Q2 Holdings [1,4]	139,000	5,136,050
Shopify Cl. A [1]	56,000	4,866,400
Stamps.com [1]	32,000	4,956,000
2U [1]	68,348	3,206,888

		31,551,188

IT SERVICES - 3.6%
Planet Payment [1]	277,000	914,100
†Square Cl. A [1]	235,000	5,513,100
Unisys Corporation [1]	629,000	8,051,200

		14,478,400

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.6%
†Ambarella [1]	34,000	1,650,700
CEVA [1,4]	25,000	1,136,250
CyberOptics Corporation [1,4]	277,000	5,720,050
†Ichor Holdings [1,4]	100,000	2,016,000
Inphi Corporation [1]	50,000	1,715,000
Integrated Device Technology [1,4]	76,100	1,962,619
M/A-COM Technology Solutions Holdings [1,4]	69,000	3,848,130

		18,048,749

SOFTWARE - 8.7%
†Atlassian Corporation Cl. A [1,4]	82,000	2,884,760
†Callidus Software [1]	132,000	3,194,400
8x8 [1,4]	169,000	2,458,950
HubSpot [1]	53,000	3,484,750
Materialise ADR [1,4]	453,577	5,383,959
Paylocity Holding Corporation [1]	130,786	5,908,911
QAD Cl. A	213,000	6,826,650
RingCentral Cl. A [1]	123,000	4,495,650

		34,638,030

Total (Cost $95,058,345)		133,136,792

MATERIALS – 5.9%
CHEMICALS - 2.0%
Albemarle Corporation	47,000	4,960,380
Kraton Corporation [1]	91,000	3,134,040

		8,094,420

CONSTRUCTION MATERIALS - 2.4%
Eagle Materials	53,000	4,898,260
Summit Materials Cl. A [1,4]	154,780	4,468,499

		9,366,759

METALS & MINING - 1.5%
Orocobre [1]	2,150,000	5,734,140

Total (Cost $17,005,968)		23,195,319

REAL ESTATE – 1.9%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.9%
Community Healthcare Trust	128,000	3,275,520
CyrusOne	78,000	4,348,500

Total (Cost $5,135,970)		7,624,020

TELECOMMUNICATION SERVICES – 0.9%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.9%
ORBCOMM [1]	325,000	3,672,500

Total (Cost $1,909,714)		3,672,500

MISCELLANEOUS [2] – 4.2%

Total (Cost $16,148,866)		16,791,440

TOTAL COMMON STOCKS

(Cost $260,503,634)		368,220,105

REPURCHASE AGREEMENT – 6.9%
Fixed Income Clearing Corporation, 0.12% dated 6/30/17, due 7/3/17, maturity value
$27,192,272 (collateralized by obligations of various U.S. Government Agencies, 2.375%
due 8/15/24, valued at $27,740,704)

(Cost $27,192,000)		27,192,000

	PRINCIPAL
	AMOUNT

COLLATERAL RECEIVED FOR SECURITIES LOANED – 10.4%
U.S. Treasury Bills
due 7/6/17-3/1/18	$2,047,479	2,047,406
U.S. Treasury Bonds
2.25%-7.625%
due 2/15/25-2/15/47	1,404,641	1,421,507
U.S. Treasury Notes
0.625%-3.625%
due 8/31/17-2/15/27	20,243,196	20,327,810
U.S. Treasury Notes - Floating Rate
due 7/31/17-1/31/19	331,529	331,524
U.S. Treasury Strips - Interest
due 11/15/25-2/15/40	16,664	16,716
U.S. Treasury TIPS
0.125%-2.50%
due 4/15/18-2/15/46	2,406,212	2,409,511
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.8114%)		14,584,266

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $41,138,740)		41,138,740

TOTAL INVESTMENTS – 110.3%

(Cost $328,834,374)		436,550,845

LIABILITIES LESS CASH AND OTHER ASSETS – (10.3)%		(40,615,048)

NET ASSETS – 100.0%		$395,935,797

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Semiannual Report to Shareholders | 73

Schedules of Investments

Royce Special Equity Fund
Common Stocks – 91.0%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 38.2%
AUTO COMPONENTS - 8.7%
Cooper Tire & Rubber	1,435,000	$51,803,500
Gentex Corporation	820,000	15,555,400
Standard Motor Products [6]	1,280,000	66,841,600

		134,200,500

AUTOMOBILES - 2.0%
Winnebago Industries	865,000	30,275,000

DIVERSIFIED CONSUMER SERVICES - 3.3%
Capella Education [6]	585,000	50,076,000

HOTELS, RESTAURANTS & LEISURE - 0.3%
Bowl America Cl. A [6]	343,000	4,970,070

HOUSEHOLD DURABLES - 9.3%
Bassett Furniture Industries [6]	800,000	30,360,000
CSS Industries [6]	885,000	23,151,600
Ethan Allen Interiors	392,500	12,677,750
Flexsteel Industries [6]	562,000	30,409,820
Hooker Furniture [6]	1,110,000	45,676,500

		142,275,670

MEDIA - 8.1%
Meredith Corporation	896,000	53,267,200
Scholastic Corporation	1,620,000	70,615,800

		123,883,000

SPECIALTY RETAIL - 6.5%
Children’s Place	797,500	81,424,750
Haverty Furniture	740,000	18,574,000

		99,998,750

Total (Cost $392,630,269)		585,678,990

CONSUMER STAPLES – 6.2%
FOOD & STAPLES RETAILING - 3.4%
Weis Markets	1,061,000	51,691,920

FOOD PRODUCTS - 2.8%
John B. Sanfilippo & Son [6]	680,000	42,914,800

Total (Cost $78,099,865)		94,606,720

INDUSTRIALS – 21.0%
AEROSPACE & DEFENSE - 3.3%
National Presto Industries [6]	464,000	51,272,000

BUILDING PRODUCTS - 1.6%
Insteel Industries	730,000	24,068,100

COMMERCIAL SERVICES & SUPPLIES - 6.9%
Ennis	72,367	1,382,210
Herman Miller	955,000	29,032,000
UniFirst Corporation	533,000	74,993,100

		105,407,310

ELECTRICAL EQUIPMENT - 3.9%
Hubbell Cl. B	525,000	59,414,250

MACHINERY - 3.6%
†Gencor Industries [1]	268,440	4,348,728
Hurco Companies [6]	525,000	18,243,750
Kadant	130,000	9,776,000
Wabash National	1,050,000	23,079,000

		55,447,478

PROFESSIONAL SERVICES - 1.5%
Kelly Services Cl. A	110,000	2,469,500
Resources Connection [6]	1,505,000	20,618,500

		23,088,000

TRADING COMPANIES & DISTRIBUTORS - 0.2%
Central Steel & Wire [3]	6,500	3,575,000

Total (Cost $191,132,052)		322,272,138

INFORMATION TECHNOLOGY – 17.3%
COMMUNICATIONS EQUIPMENT - 1.1%
†NETGEAR [1]	365,000	15,731,500

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 9.6%
AVX Corporation	5,000,000	81,700,000
Park Electrochemical [6]	1,955,000	36,011,100
Vishay Intertechnology	1,760,000	29,216,000

		146,927,100

IT SERVICES - 2.3%
Computer Services [3,6]	755,500	35,508,500

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.3%
†Kulicke & Soffa Industries [1]	770,400	14,653,008
Teradyne	1,716,000	51,531,480

		66,184,488

Total (Cost $209,799,724)		264,351,588

MATERIALS – 6.3%
CHEMICALS - 0.4%
Hawkins	145,000	6,720,750

METALS & MINING - 2.8%
Kaiser Aluminum	475,000	42,047,000

PAPER & FOREST PRODUCTS - 3.1%
Neenah Paper	600,000	48,150,000

Total (Cost $68,679,689)		96,917,750

REAL ESTATE – 2.0%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.0%
Marcus & Millichap [1]	1,138,500	30,010,860

Total (Cost $29,926,649)		30,010,860

TOTAL COMMON STOCKS

(Cost $970,268,248)		1,393,838,046

REPURCHASE AGREEMENT– 9.1%
Fixed Income Clearing Corporation, 0.12% dated 6/30/17, due 7/3/17, maturity value
$138,964,390 (collateralized by obligations of various U.S. Government Agencies, 0.25%-
2.25% due 11/15/24-1/15/25, valued at $141,744,273)

(Cost $138,963,000)		138,963,000

TOTAL INVESTMENTS – 100.1%

(Cost $1,109,231,248)		1,532,801,046

LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%		(894,440)

NET ASSETS – 100.0%		$1,531,906,606

74 | The Royce Funds 2017 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2017 (unaudited)

Royce Special Equity Multi-Cap Fund
Common Stocks – 91.1%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 26.2%
DISTRIBUTORS - 7.2%
Genuine Parts	85,000	$7,884,600

HOTELS, RESTAURANTS & LEISURE - 3.0%
McDonald’s	21,500	3,292,940

HOUSEHOLD DURABLES - 2.3%
Leggett & Platt	49,000	2,573,970

SPECIALTY RETAIL - 8.6%
Dicks Sporting Goods	154,000	6,133,820
Lowe’s Companies	43,000	3,333,790

		9,467,610

TEXTILES, APPAREL & LUXURY GOODS - 5.1%
Ralph Lauren Cl. A	19,100	1,409,580
VF Corporation	73,500	4,233,600

		5,643,180

Total (Cost $26,630,402)		28,862,300

CONSUMER STAPLES – 7.5%
FOOD PRODUCTS - 2.3%
Hormel Foods	73,000	2,490,030

HOUSEHOLD PRODUCTS - 5.2%
Kimberly-Clark	24,000	3,098,640
Procter & Gamble	30,000	2,614,500

		5,713,140

Total (Cost $8,108,635)		8,203,170

FINANCIALS – 1.0%
INSURANCE - 1.0%
Brown & Brown	26,000	1,119,820

Total (Cost $1,135,306)		1,119,820

INDUSTRIALS – 37.5%
AEROSPACE & DEFENSE - 5.6%
General Dynamics	16,500	3,268,650
United Technologies	23,500	2,869,585

		6,138,235

AIR FREIGHT & LOGISTICS - 1.1%
Expeditors International of Washington	21,000	1,186,080

ELECTRICAL EQUIPMENT - 1.1%
Emerson Electric	21,500	1,281,830

INDUSTRIAL CONGLOMERATES - 3.9%
Carlisle Companies	28,000	2,671,200
3M	7,700	1,603,063

		4,274,263

MACHINERY - 20.4%
Cummins	10,000	1,622,200
Illinois Tool Works	56,000	8,022,000
Parker Hannifin	35,000	5,593,700
Snap-on	26,000	4,108,000
Stanley Black & Decker	22,300	3,138,279

		22,484,179

PROFESSIONAL SERVICES - 2.3%
ManpowerGroup	23,000	2,567,950

TRADING COMPANIES & DISTRIBUTORS - 3.1%
Grainger (W.W.)	19,200	3,466,176

Total (Cost $30,193,863)		41,398,713

INFORMATION TECHNOLOGY – 16.2%
COMMUNICATIONS EQUIPMENT - 4.0%
Cisco Systems	141,000	4,413,300

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 2.2%
Avnet	61,500	2,391,120

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 10.0%
Apple	77,000	11,089,540

Total (Cost $12,286,863)		17,893,960

MATERIALS – 2.7%
CHEMICALS - 2.7%
NewMarket Corporation	6,500	2,993,120

Total (Cost $2,739,778)		2,993,120

TOTAL COMMON STOCKS

(Cost $81,094,847)		100,471,083

REPURCHASE AGREEMENT– 9.3%
Fixed Income Clearing Corporation, 0.12% dated 6/30/17, due 7/3/17, maturity value
$10,308,103 (collateralized by obligations of various U.S. Government Agencies, 2.375%
due 8/15/24, valued at $10,518,265)

(Cost $10,308,000)		10,308,000

TOTAL INVESTMENTS – 100.4%

(Cost $91,402,847)		110,779,083

LIABILITIES LESS CASH AND OTHER ASSETS – (0.4)%		(457,446)

NET ASSETS – 100.0%		$110,321,637

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Semiannual Report to Shareholders | 75

Schedules of Investments

Royce Total Return Fund
Common Stocks – 97.1%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 9.8%
AUTO COMPONENTS - 1.6%
Cooper Tire & Rubber	52,180	$1,883,698
Gentex Corporation	1,280,184	24,285,091
Nokian Renkaat	161,284	6,675,787
Standard Motor Products	91,445	4,775,258
STRATTEC SECURITY	99,881	3,535,787

		41,155,621

AUTOMOBILES - 1.2%
Thor Industries	302,364	31,603,085

DISTRIBUTORS - 0.3%
Weyco Group	264,397	7,371,388

DIVERSIFIED CONSUMER SERVICES - 0.3%
Capella Education	33,464	2,864,518
Liberty Tax Cl. A	454,430	5,884,869

		8,749,387

HOTELS, RESTAURANTS & LEISURE - 0.1%
Brinker International	39,520	1,505,712
Cheesecake Factory	32,527	1,636,108
Imvescor Restaurant Group	18,774	53,131

		3,194,951

HOUSEHOLD DURABLES - 1.3%
Bassett Furniture Industries	48,994	1,859,322
Ethan Allen Interiors	712,935	23,027,801
Flexsteel Industries	109,638	5,932,512
La-Z-Boy	100,864	3,278,080

		34,097,715

INTERNET & DIRECT MARKETING RETAIL - 0.6%
HSN	56,149	1,791,153
PetMed Express	301,167	12,227,380

		14,018,533

MEDIA - 1.3%
Gannett Company	303,941	2,650,366
Meredith Corporation	260,018	15,458,070
Saga Communications Cl. A	194,831	8,913,518
Wiley (John) & Sons Cl. A	120,855	6,375,101

		33,397,055

MULTILINE RETAIL - 0.3%
Big Lots	37,155	1,794,587
Dillard’s Cl. A	110,538	6,376,937

		8,171,524

SPECIALTY RETAIL - 2.1%
Aaron’s	37,776	1,469,486
American Eagle Outfitters	1,179,768	14,216,204
Buckle (The)	254,320	4,526,896
Caleres	59,593	1,655,494
Cato Corporation (The) Cl. A	295,451	5,196,983
Children’s Place	37,725	3,851,723
DSW Cl. A	613,277	10,855,003
GameStop Corporation Cl. A	84,533	1,826,758
Shoe Carnival	554,079	11,569,170

		55,167,717

TEXTILES, APPAREL & LUXURY GOODS - 0.7%
Columbia Sportswear	101,515	5,893,961
J.G. Boswell Company [3]	1,138	747,666
Movado Group	79,583	2,009,471
Steven Madden [1]	242,374	9,682,841

		18,333,939

Total (Cost $189,220,146)		255,260,915

CONSUMER STAPLES – 3.1%
BEVERAGES - 0.2%
Compania Cervecerias Unidas ADR	209,046	5,485,367

FOOD & STAPLES RETAILING - 0.6%
PriceSmart	11,724	1,027,022
Village Super Market Cl. A	562,140	14,570,669

		15,597,691

FOOD PRODUCTS - 2.1%
Flowers Foods	314,688	5,447,249
Fresh Del Monte Produce	219,747	11,187,320
Hershey Creamery [3]	784	2,352,000
Lancaster Colony	118,190	14,492,458
Sanderson Farms	9,084	1,050,564
Tootsie Roll Industries	605,248	21,092,893

		55,622,484

HOUSEHOLD PRODUCTS - 0.1%
WD-40 Company	17,877	1,972,727

PERSONAL PRODUCTS - 0.1%
Nu Skin Enterprises Cl. A	34,144	2,145,609

Total (Cost $55,615,694)		80,823,878

ENERGY – 2.6%
ENERGY EQUIPMENT & SERVICES - 2.0%
CARBO Ceramics [1]	81,615	559,063
Diamond Offshore Drilling [1,4]	172,192	1,864,839
Helmerich & Payne	182,373	9,910,149
Oceaneering International	71,945	1,643,224
Pason Systems	1,006,222	15,006,426
Rowan Companies Cl. A [1,4]	49,423	506,092
SEACOR Holdings [1]	432,284	14,827,341
TGS-NOPEC Geophysical	383,160	7,852,514

		52,169,648

OIL, GAS & CONSUMABLE FUELS - 0.6%
Boardwalk Pipeline Partners L.P.	179,085	3,225,321
Dorchester Minerals L.P.	244,571	3,534,051
Permian Basin Royalty Trust	742,065	6,455,965
Sabine Royalty Trust	9,745	377,619
San Juan Basin Royalty Trust	397,109	2,704,312

		16,297,268

Total (Cost $70,969,932)		68,466,916

FINANCIALS – 27.4%
BANKS - 7.6%
Ames National	340,668	10,424,441
Associated Banc-Corp	462,839	11,663,543
Bank of Hawaii	303,502	25,181,561
Bank of the Ozarks	48,638	2,279,663
BLOM Bank GDR	245,135	2,966,133
BOK Financial	325,552	27,388,690
Camden National	290,215	12,453,126
Canadian Western Bank	609,434	12,867,291
City Holding Company	135,994	8,957,925
CNB Financial	304,443	7,297,499
Codorus Valley Bancorp	39,226	1,114,018
Farmers & Merchants Bank of Long Beach [3]	467	3,572,550
First Citizens BancShares Cl. A	70,454	26,258,206
First National Bank Alaska [3]	2,928	4,772,640
Landmark Bancorp	17,358	534,626
MidWestOne Financial Group	220,248	7,464,205
National Bankshares	188,844	7,704,835
Northrim BanCorp	227,159	6,905,634

76 | The Royce Funds 2017 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2017 (unaudited)

Royce Total Return Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
BANKS (continued)
Peapack-Gladstone Financial	519,218	$16,246,331
Unity Bancorp	64,286	1,105,719

		197,158,636

CAPITAL MARKETS - 9.0%
AllianceBernstein Holding L.P.	406,030	9,602,609
Apollo Global Management LLC Cl. A	415,076	10,978,760
Ares Management L.P.	414,924	7,468,632
Artisan Partners Asset Management Cl. A	144,941	4,449,689
Ashmore Group	2,901,450	13,347,402
Associated Capital Group Cl. A	191,597	6,514,298
Bolsa Mexicana de Valores	5,466,910	9,603,146
Cohen & Steers	314,432	12,747,073
Coronation Fund Managers	511,672	2,549,658
Edmond de Rothschild (Suisse)	238	4,058,087
Egyptian Financial Group-Hermes Holding Company	1,182,708	1,576,291
Federated Investors Cl. B	745,266	21,053,765
Fifth Street Finance	281,225	1,366,754
GAMCO Investors Cl. A	252,777	7,482,199
Greenhill & Co.	267,742	5,381,614
Houlihan Lokey Cl. A	198,694	6,934,421
KKR & Co. L.P.	1,346,883	25,052,024
Moelis & Company Cl. A	295,939	11,497,230
Morningstar	32,589	2,553,022
MVC Capital	445,330	4,390,954
Oaktree Capital Group LLC Cl. A	103,696	4,832,234
Och-Ziff Capital Management Group LLC Cl. A	637,547	1,632,120
Oppenheimer Holdings Cl. A	117,218	1,922,375
Rothschild & Co	545,304	19,905,288
Teton Advisors Cl. A [3]	1,264	44,240
TMX Group	328,112	17,852,855
Value Partners Group	10,902,206	9,928,297
Vontobel Holding	70,622	4,588,331
Waddell & Reed Financial Cl. A	99,494	1,878,447
Westwood Holdings Group	80,767	4,578,681

		235,770,496

CONSUMER FINANCE - 0.1%
Nelnet Cl. A	45,249	2,127,156

DIVERSIFIED FINANCIAL SERVICES - 0.1%
First Pacific	693,772	511,835
Leucadia National	132,839	3,475,068

		3,986,903

INSURANCE - 9.2%
Alleghany Corporation [1]	48,930	29,103,564
American Financial Group	105,447	10,478,268
Assured Guaranty	291,341	12,160,573
Baldwin & Lyons Cl. B	260,834	6,390,433
Cincinnati Financial	132,392	9,591,800
E-L Financial	67,498	43,981,963
Employers Holdings	76,237	3,224,825
Erie Indemnity Cl. A	345,427	43,202,555
First American Financial	79,572	3,556,073
Gallagher (Arthur J.) & Co.	242,314	13,872,477
HCI Group	57,016	2,678,612
Horace Mann Educators	18,774	709,657
Infinity Property & Casualty	11,833	1,112,302
Mercury General	113,423	6,124,842
National Western Life Group Cl. A	8,478	2,709,738
Old Republic International	552,236	10,785,169
ProAssurance Corporation	180,349	10,965,219
Reinsurance Group of America	74,480	9,562,487
RLI Corp.	132,568	7,240,864
Selective Insurance Group	26,341	1,318,367
State Auto Financial	175,294	4,510,315
United Fire Group	27,643	1,217,951
Universal Insurance Holdings	94,844	2,390,069
White Mountains Insurance Group	2,368	2,056,916

		238,945,039

INVESTMENT COMPANIES - 0.1%
RIT Capital Partners	89,494	2,215,833

THRIFTS & MORTGAGE FINANCE - 1.3%
Genworth MI Canada	762,224	20,971,740
Southern Missouri Bancorp	20,618	665,137
Timberland Bancorp	63,211	1,597,342
TrustCo Bank Corp. NY	1,574,507	12,202,429

		35,436,648

Total (Cost $435,546,483)		715,640,711

HEALTH CARE – 4.9%
HEALTH CARE EQUIPMENT & SUPPLIES - 2.7%
Analogic Corporation	142,315	10,339,185
Atrion Corporation	9,031	5,809,642
Hill-Rom Holdings	293,774	23,387,348
Meridian Bioscience	153,593	2,419,090
Teleflex	144,007	29,918,894

		71,874,159

HEALTH CARE PROVIDERS & SERVICES - 2.0%
Aceto Corporation	46,887	724,404
Chemed Corporation	20,284	4,148,687
Ensign Group (The)	114,553	2,493,819
Landauer	473,442	24,761,017
Owens & Minor	592,022	19,057,188
U.S. Physical Therapy	16,853	1,017,921

		52,203,036

PHARMACEUTICALS - 0.2%
Recordati	103,113	4,183,207

Total (Cost $55,958,480)		128,260,402

INDUSTRIALS – 24.9%
AEROSPACE & DEFENSE - 0.7%
HEICO Corporation	264,156	18,976,967

AIR FREIGHT & LOGISTICS - 0.9%
Expeditors International of Washington	394,746	22,295,254

BUILDING PRODUCTS - 1.1%
A. O. Smith Corporation	394,065	22,197,681
Apogee Enterprises	129,020	7,333,497

		29,531,178

COMMERCIAL SERVICES & SUPPLIES - 4.6%
ABM Industries	479,376	19,903,692
Deluxe Corporation	33,548	2,322,193
Ennis	177,801	3,395,999
Herman Miller	225,592	6,857,997
HNI Corporation	510,450	20,351,641
Kimball International Cl. B	1,116,102	18,627,742
McGrath RentCorp	300,388	10,402,436
MSA Safety	160,615	13,037,120
Ritchie Bros. Auctioneers	697,974	20,059,773
Tetra Tech	22,271	1,018,898

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Semiannual Report to Shareholders | 77

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
COMMERCIAL SERVICES & SUPPLIES (continued)
UniFirst Corporation	20,929	$2,944,710

		118,922,201

CONSTRUCTION & ENGINEERING - 0.9%
Comfort Systems USA	301,436	11,183,276
EMCOR Group	55,805	3,648,531
KBR	412,548	6,278,980
Valmont Industries	14,105	2,110,108

		23,220,895

ELECTRICAL EQUIPMENT - 1.7%
Hubbell Cl. B	227,723	25,771,412
LSI Industries	936,964	8,479,524
Preformed Line Products	220,018	10,213,236

		44,464,172

INDUSTRIAL CONGLOMERATES - 0.7%
Raven Industries	524,245	17,457,359

MACHINERY - 9.7%
Alamo Group	32,906	2,988,194
American Railcar Industries	219,952	8,424,162
Federal Signal	188,413	3,270,850
Franklin Electric	640,659	26,523,283
Gorman-Rupp Company (The)	446,886	11,382,186
Greenbrier Companies (The)	50,410	2,331,462
Hillenbrand	26,148	943,943
Kadant	24,611	1,850,747
Lincoln Electric Holdings	153,988	14,180,755
Lindsay Corporation	156,273	13,947,365
Miller Industries	466,563	11,594,091
Mueller (Paul) Company [1,3,6]	109,436	3,121,115
Mueller Industries	363,275	11,061,724
Nordson Corporation	190,161	23,070,333
Standex International	43,799	3,972,569
Starrett (L.S.) Company (The) Cl. A [6]	477,625	4,107,575
Sun Hydraulics	158,742	6,773,521
Tennant Company	494,259	36,476,314
Timken Company (The)	26,800	1,239,500
Trinity Industries	589,650	16,527,889
Wabash National	748,885	16,460,492
Woodward	459,556	31,056,794

		251,304,864

MARINE - 0.9%
Clarkson	735,601	24,201,183

PROFESSIONAL SERVICES - 3.3%
Exponent	61,626	3,592,796
Heidrick & Struggles International	411,793	8,956,498
Insperity	28,443	2,019,453
Kelly Services Cl. A	407,100	9,139,395
Korn/Ferry International	364,318	12,579,900
ManpowerGroup	366,391	40,907,555
Resources Connection	5,447	74,624
Robert Half International	201,512	9,658,470

		86,928,691

ROAD & RAIL - 0.2%
Werner Enterprises	195,804	5,746,848

TRADING COMPANIES & DISTRIBUTORS - 0.2%
Applied Industrial Technologies	46,887	2,768,677
Houston Wire & Cable [1]	585,647	3,074,647

		5,843,324

Total (Cost $310,071,601)		648,892,936

INFORMATION TECHNOLOGY – 6.0%
COMMUNICATIONS EQUIPMENT - 0.2%
ADTRAN	137,869	2,846,995
TESSCO Technologies	231,380	3,077,354

		5,924,349

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.3%
AVX Corporation	880,926	14,394,331
Bel Fuse Cl. A	20,963	437,078
Methode Electronics	624,003	25,708,924
National Instruments	259,993	10,456,918
PC Connection	470,526	12,732,434
Systemax	212,256	3,990,413
Vishay Intertechnology	1,106,872	18,374,075

		86,094,173

IT SERVICES - 0.4%
Convergys Corporation	190,949	4,540,767
Forrester Research	40,179	1,573,008
MAXIMUS	51,551	3,228,639

		9,342,414

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.9%
MKS Instruments	325,327	21,894,507
Xperi	60,593	1,805,672

		23,700,179

SOFTWARE - 0.4%
Ebix	50,716	2,733,592
Fair Isaac	45,716	6,373,268

		9,106,860

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.8%
Diebold Nixdorf	773,167	21,648,676

Total (Cost $110,599,121)		155,816,651

MATERIALS – 13.7%
CHEMICALS - 6.6%
Albemarle Corporation	330,933	34,926,669
Balchem Corporation	333,140	25,888,309
Cabot Corporation	340,855	18,211,883
Chase Corporation	256,499	27,368,443
FutureFuel Corporation	219,287	3,309,041
Innospec	30,557	2,003,011
Quaker Chemical	349,614	50,774,441
Trinseo	34,455	2,367,059
Umicore	101,750	7,077,416

		171,926,272

CONSTRUCTION MATERIALS - 0.4%
Ash Grove Cement [3]	37,169	9,850,157

CONTAINERS & PACKAGING - 2.8%
AptarGroup	108,268	9,404,159
Bemis Company	343,968	15,908,520
Greif Cl. A	443,719	24,750,646
Mayr-Melnhof Karton	56,225	7,352,888
Sonoco Products	307,079	15,790,002

		73,206,215

METALS & MINING - 3.1%
Agnico Eagle Mines	61,868	2,791,484
Alamos Gold Cl. A	224,999	1,596,230
Allegheny Technologies [1,4]	228,060	3,879,301
Ampco-Pittsburgh	140,959	2,079,145
Carpenter Technology	130,466	4,883,342
Commercial Metals	145,259	2,822,382
Compass Minerals International	161,482	10,544,775
Ferroglobe	534,242	6,384,192

78 | The Royce Funds 2017 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2017 (unaudited)

Royce Total Return Fund (continued)

	SHARES	VALUE

MATERIALS (continued)
METALS & MINING (continued)
Ferroglobe (Warranty Insurance Trust) [1,5]	569,803	$0
Franco-Nevada Corporation	82,490	5,952,478
Gold Fields ADR	1,394,785	4,853,852
Haynes International	278,405	10,108,885
Reliance Steel & Aluminum	28,502	2,075,231
Royal Gold	18,774	1,467,564
Schnitzer Steel Industries Cl. A	157,250	3,962,700
Worthington Industries	351,264	17,640,478

		81,042,039

PAPER & FOREST PRODUCTS - 0.8%
Deltic Timber	151,848	11,336,972
Domtar Corporation	110,213	4,234,383
Neenah Paper	36,770	2,950,792
Pope Resources L.P.	13,035	964,590
Resolute Forest Products [1]	93,774	412,606
Schweitzer-Mauduit International	37,840	1,408,783

		21,308,126

Total (Cost $166,497,840)		357,332,809

REAL ESTATE – 0.1%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.1%
Lexington Realty Trust	343,488	3,403,966

Total (Cost $1,918,553)		3,403,966

TELECOMMUNICATION SERVICES – 1.1%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
ATN International	195,355	13,370,096

WIRELESS TELECOMMUNICATION SERVICES - 0.6%
Telephone and Data Systems	496,098	13,766,720

Total (Cost $16,448,096)		27,136,816

UTILITIES – 2.3%
ELECTRIC UTILITIES - 0.6%
ALLETE	155,220	11,126,170
Fortis	120,101	4,221,317

		15,347,487

GAS UTILITIES - 0.2%
Star Gas Partners L.P.	447,092	4,846,477

WATER UTILITIES - 1.5%
Aqua America	471,892	15,714,003
SJW	367,898	18,093,224
York Water	156,255	5,445,487

		39,252,714

Total (Cost $27,926,461)		59,446,678

MISCELLANEOUS[2] – 1.2%

Total (Cost $31,242,916)		30,571,793

TOTAL COMMON STOCKS

(Cost $1,472,015,323)		2,531,054,471

	PRINCIPAL
	AMOUNT

CORPORATE BOND– 0.2%
Unit Corporation 6.625%
due 5/15/21

(Cost $3,759,874)	$4,411,900	4,224,394

REPURCHASE AGREEMENT – 2.6%
Fixed Income Clearing Corporation, 0.12% dated 6/30/17, due 7/3/17, maturity value
$67,993,680 (collateralized by obligations of various U.S. Government Agencies, 2.375%
due 8/15/24, valued at $69,356,895)

(Cost $67,993,000)		67,993,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.2%
U.S. Treasury Bills
due 7/6/17-3/1/18	120,884	120,879
U.S. Treasury Bonds
2.25%-5.50%
due 8/15/28-2/15/47	333,605	337,613
U.S. Treasury Notes
0.625%-3.625%
due 9/30/17-2/15/27	1,197,489	1,203,581
U.S. Treasury Notes - Floating Rate
due 7/31/17-1/31/19	9,420	9,419
U.S. Treasury TIPS
0.125%-2.50%
due 4/15/18-2/15/46	412,439	413,283
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.8114%)		4,335,210

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $6,419,985)		6,419,985

TOTAL INVESTMENTS – 100.1%

(Cost $1,550,188,182)		2,609,691,850

LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%		(1,656,253)

NET ASSETS – 100.0%		$2,608,035,597

†	New additions in 2017.
[1]	Non-income producing.
[2]	Includes securities first acquired in 2017 and less than 1% of net assets.
[3]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[4]	All or a portion of these securities were on loan at June 30, 2017.
[5]
Securities for which market quotations are not readily available represent 0.0%, 0.4%, 0.1% and 0.0% of net assets for Royce Low-Priced Stock Fund, Royce Micro-Cap Fund, Royce Small/Mid-Cap Premier Fund and Royce Total Return Fund. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Trustees. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[6]
At June 30, 2017, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

Securities of International Funds are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates a Fund’s 20 largest equity holdings in terms of June 30, 2017, market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Semiannual Report to Shareholders | 79

Statements of Assets and Liabilities

		Royce Global
	Royce Dividend	Financial Services	Royce International	Royce International
	Value Fund	Fund	Micro-Cap Fund	Premier Fund

ASSETS:
Investments at value

Non-Affiliated Companies	$197,573,087	$50,226,566	$6,989,666	$89,207,188

Repurchase agreements (at cost and value)	1,678,000	999,000	413,000	4,994,000

Cash and foreign currency	2,013	1,089	3,496	6,708

Receivable for investments sold	21,962	–	17,816	–

Receivable for capital shares sold	251,708	374,430	110	703,709

Receivable for dividends and interest	273,383	86,480	12,096	370,149

Prepaid expenses and other assets	3,574	1,119	123	1,126

Total Assets	199,803,727	51,688,684	7,436,307	95,282,880

LIABILITIES:
Payable for investments purchased	836,690	–	61,659	1,224,402

Payable for capital shares redeemed	492,088	32,536	987	51,340

Payable for investment advisory fees	125,915	35,502	791	74,964

Payable for trustees’ fees	6,871	1,431	175	3,233

Accrued expenses	182,058	57,178	20,534	146,121

Deferred capital gains tax	–	31,496	–	274,864

Total Liabilities	1,643,622	158,143	84,146	1,774,924

Net Assets	$198,160,105	$51,530,541	$7,352,161	$93,507,956

ANALYSIS OF NET ASSETS:
Paid-in capital	$124,337,285	$41,294,264	$7,128,451	$149,474,635

Undistributed net investment income (loss)	855,292	283,969	26,024	(581,151)

Accumulated net realized gain (loss) on investments and foreign currency	15,924,987	531,752	(284,246)	(70,329,867)

Net unrealized appreciation (depreciation) on investments and foreign currency	57,042,541	9,420,556	481,932	14,944,339

Net Assets	$198,160,105	$51,530,541	$7,352,161	$93,507,956

Investment Class	$97,796,756			$38,320,676

Service Class	97,796,734	$44,323,783	$7,352,161	48,779,921

Consultant Class	1,574,236			6,344,139

Institutional Class	992,379	7,206,758

R Class				63,220

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	12,712,801			3,314,507

Service Class	12,435,375	4,507,286	639,471	3,546,785

Consultant Class	175,064			424,360

Institutional Class	130,424	572,448

R Class				5,715

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$7.69			$11.56

Service Class[1]	7.86	$9.83	$11.50	13.75

Consultant Class[2]	8.99			14.95

Institutional Class[3]	7.61	12.59

R Class[3]				11.06

Investments at identified cost	$140,530,369	$40,774,186	$6,507,862	$73,970,479

[1]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, or a 2% redemption fee (Royce International Micro-Cap Fund and Royce International Premier Fund), payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.
[3]	Offering and redemption price per share.

80 | The Royce Funds 2017 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2017 (unaudited)

	Royce Low-Priced	Royce Micro-Cap	Royce Micro-Cap	Royce Opportunity
	Stock Fund	Fund	Opportunity Fund	Fund

ASSETS:
Investments at value (including collateral on loaned securities)

Non-Affiliated Companies	$295,872,634	$224,869,296	$47,678,079	$1,457,289,148

Affiliated Companies	–	–	–	25,274,556

Repurchase agreements (at cost and value)	6,579,000	7,888,000	2,662,000	109,895,000

Cash and foreign currency	9,657	6,936	17	600

Receivable for investments sold	815,156	1,674,287	319,301	7,425,954

Receivable for capital shares sold	32,840	73,188	666	1,067,448

Receivable for dividends and interest	187,898	235,304	13,239	724,262

Prepaid expenses and other assets	–	304	1,080	22,513

Total Assets	303,497,185	234,747,315	50,674,382	1,601,699,481

LIABILITIES:
Payable for collateral on loaned securities	17,969,507	10,516,862	–	92,992,860

Payable for investments purchased	630,777	1,436,243	1,069,146	4,437,138

Payable for capital shares redeemed	367,895	478,916	15,797	1,916,658

Payable for investment advisory fees	232,414	227,281	40,071	1,226,048

Payable for trustees’ fees	8,267	6,990	1,180	41,152

Accrued expenses	657,459	182,750	19,072	582,315

Total Liabilities	19,866,319	12,849,042	1,145,266	101,196,171

Net Assets	$283,630,866	$221,898,273	$49,529,116	$1,500,503,310

ANALYSIS OF NET ASSETS:
Paid-in capital	$220,602,860	$167,859,079	$39,605,818	$1,154,509,187

Undistributed net investment income (loss)	(582,740)	(1,396,824)	(165,484)	(1,283,286)

Accumulated net realized gain (loss) on investments and foreign currency	17,491,656	16,533,439	2,196,743	124,230,616

Net unrealized appreciation (depreciation) on investments and foreign currency	46,119,090	38,902,579	7,892,039	223,046,793

Net Assets	$283,630,866	$221,898,273	$49,529,116	$1,500,503,310

Investment Class	$20,997,834	$176,671,662	$48,486,929	$755,381,146

Service Class	251,575,257	17,230,589	1,042,187	95,269,685

Consultant Class		27,996,022		20,134,171

Institutional Class	10,085,882			584,358,000

R Class	971,893			38,706,180

K Class				6,654,128

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	2,514,225	14,534,317	2,570,012	54,330,892

Service Class	30,266,482	1,446,594	109,758	7,339,098

Consultant Class		2,934,128		1,747,584

Institutional Class	1,206,019			41,255,134

R Class	123,532			3,075,574

K Class				581,938

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$8.35	$12.16	$18.87	$13.90

Service Class[1]	8.31	11.91	9.50	12.98

Consultant Class[2]		9.54		11.52

Institutional Class[3]	8.36			14.16

R Class[3]	7.87			12.59

K Class[3]				11.43

Investments at identified cost	$249,753,588	$185,959,060	$39,786,041	$1,259,516,912

Market value of loaned securities	17,102,776	9,889,001	–	90,713,276

[1]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.
[3]	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Semiannual Report to Shareholders | 81

Statements of Assets and Liabilities

	Royce Pennsylvania	Royce Premier	Royce Small-Cap	Royce Small-Cap
	Mutual Fund	Fund	Leaders Fund	Value Fund

ASSETS:
Investments at value (including collateral on loaned securities)

Non-Affiliated Companies	$2,382,347,543	$2,117,343,235	$85,509,925	$332,135,345

Affiliated Companies	22,067,949	–	–	–

Repurchase agreements (at cost and value)	29,850,000	167,266,000	5,869,000	39,850,000

Cash and foreign currency	87	34,442	447	540

Receivable for investments sold	1,908,482	13,403,930	342,815	2,275,606

Receivable for capital shares sold	906,701	1,532,923	20,631	109,012

Receivable for dividends and interest	1,520,391	2,566,737	51,001	343,268

Prepaid expenses and other assets	2,637,442	8,873	33	869

Total Assets	2,441,238,595	2,302,156,140	91,793,852	374,714,640

LIABILITIES:
Payable for collateral on loaned securities	89,501,412	13,674,170	991,866	6,553,425

Payable for investments purchased	17,052,796	–	202,114	1,338,662

Payable for capital shares redeemed	2,758,265	2,840,252	73,672	1,302,133

Payable for investment advisory fees	1,454,441	1,886,708	75,334	302,128

Payable for trustees’ fees	74,116	65,234	3,169	13,528

Accrued expenses	1,310,972	1,628,470	101,317	300,294

Total Liabilities	112,152,002	20,094,834	1,447,472	9,810,170

Net Assets	$2,329,086,593	$2,282,061,306	$90,346,380	$364,904,470

ANALYSIS OF NET ASSETS:
Paid-in capital	$1,148,800,268	$881,409,812	$61,176,473	$314,568,683

Undistributed net investment income (loss)	209,133	(622,783)	184,940	669,888

Accumulated net realized gain (loss) on investments and foreign currency	288,851,004	267,483,031	10,423,793	5,345,755

Net unrealized appreciation (depreciation) on investments and foreign currency	891,226,188	1,133,791,246	18,561,174	44,320,144

Net Assets	$2,329,086,593	$2,282,061,306	$90,346,380	$364,904,470

Investment Class	$1,622,522,033	$1,768,984,546	$42,866,112	$60,223,418

Service Class	78,286,752	51,848,296	45,448,596	171,076,571

Consultant Class	370,697,010	31,081,325		13,916,981

Institutional Class	238,644,018	269,806,399		102,372,977

W Class		147,282,802

R Class	16,215,199	13,057,938	2,031,672	15,260,998

K Class	2,721,581			2,053,525

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	140,523,497	104,934,721	5,943,920	6,265,240

Service Class	6,784,199	3,159,004	6,390,578	17,902,507

Consultant Class	39,974,733	2,308,098		1,624,977

Institutional Class	20,632,234	15,786,868		10,643,891

W Class		8,708,005

R Class	1,488,580	833,074	206,758	1,658,931

K Class	286,521			310,314

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$11.55	$16.86	$7.21	$9.61

Service Class[1]	11.54	16.41	7.11	9.56

Consultant Class[2]	9.27	13.47		8.56

Institutional Class[3]	11.57	17.09		9.62

W Class[3]		16.91

R Class[3]	10.89	15.67	9.83	9.20

K Class[3]	9.50			6.62

Investments at identified cost	$1,513,189,031	$983,454,039	$66,948,751	$287,815,687

Market value of loaned securities	87,354,679	13,545,585	976,862	6,459,221

[1]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.
[3]	Offering and redemption price per share.

82 | The Royce Funds 2017 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2017 (unaudited)

		Royce Smaller-
	Royce Small/Mid-Cap	Companies Growth	Royce Special Equity
	Premier Fund	Fund	Fund

ASSETS:
Investments at value (including collateral on loaned securities)

Non-Affiliated Companies	$207,962,280	$409,358,845	$937,783,806

Affiliated Companies	–	–	456,054,240

Repurchase agreements (at cost and value)	20,316,000	27,192,000	138,963,000

Cash and foreign currency	5,518	904	630

Receivable for investments sold	589,925	7,317,611	786,801

Receivable for capital shares sold	74,981	239,090	1,984,054

Receivable for dividends and interest	138,402	126,494	1,080,263

Prepaid expenses and other assets	3,647	612	22,747

Total Assets	229,090,753	444,235,556	1,536,675,541

LIABILITIES:
Payable for collateral on loaned securities	4,217,261	41,138,740	–

Payable for investments purchased	1,323,398	5,500,051	1,196,529

Payable for capital shares redeemed	3,415,522	920,018	1,504,004

Payable for investment advisory fees	157,484	330,434	1,286,020

Payable for trustees’ fees	6,482	13,573	42,910

Accrued expenses	87,709	396,943	739,472

Total Liabilities	9,207,856	48,299,759	4,768,935

Net Assets	$219,882,897	$395,935,797	$1,531,906,606

ANALYSIS OF NET ASSETS:
Paid-in capital	$160,537,669	$224,157,414	$1,004,310,086

Undistributed net investment income (loss)	158,711	(1,528,934)	4,057,335

Accumulated net realized gain (loss) on investments and foreign currency	16,182,219	65,590,742	99,969,387

Net unrealized appreciation (depreciation) on investments and foreign currency	43,004,298	107,716,575	423,569,798

Net Assets	$219,882,897	$395,935,797	$1,531,906,606

Investment Class	$85,044,942	$97,657,769	$1,134,092,606

Service Class	122,446,311	274,267,499	108,087,650

Consultant Class	10,455,887	10,952,993	47,245,452

Institutional Class		12,401,791	242,480,898

R Class	1,935,757	655,745

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	5,492,169	7,811,219	51,694,007

Service Class	7,937,596	22,396,862	4,941,256

Consultant Class	952,464	1,026,586	2,364,652

Institutional Class		980,199	11,138,864

R Class	192,551	57,444

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$15.48	$12.50	$21.94

Service Class[1]	15.43	12.25	21.87

Consultant Class[2]	10.98	10.67	19.98

Institutional Class[3]		12.65	21.77

R Class[3]	10.05	11.42

Investments at identified cost	$164,956,579	$301,642,374	$970,268,248

Market value of loaned securities	4,137,574	39,964,689	–

[1]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.
[3]	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Semiannual Report to Shareholders | 83

Statements of Assets and Liabilities	June 30, 2017 (unaudited)

	Royce Special Equity	Royce Total Return
	Multi-Cap Fund	Fund

ASSETS:
Investments at value (including collateral on loaned securities)

Non-Affiliated Companies	$100,471,083	$2,534,470,160

Affiliated Companies	–	7,228,690

Repurchase agreements (at cost and value)	10,308,000	67,993,000

Cash and foreign currency	591	95,092

Receivable for investments sold	–	70,605,878

Receivable for capital shares sold	21,927	2,814,272

Receivable for dividends and interest	153,714	2,604,022

Prepaid expenses and other assets	2,398	39,481

Total Assets	110,957,713	2,685,850,595

LIABILITIES:
Payable for collateral on loaned securities	–	6,419,985

Payable for investments purchased	535,234	226,867

Payable for capital shares redeemed	1,250	67,294,219

Payable for investment advisory fees	73,195	2,180,333

Payable for trustees’ fees	3,443	80,493

Accrued expenses	22,954	1,613,101

Total Liabilities	636,076	77,814,998

Net Assets	$110,321,637	$2,608,035,597

ANALYSIS OF NET ASSETS:
Paid-in capital	$84,816,254	$1,303,052,113

Undistributed net investment income (loss)	499,704	555,161

Accumulated net realized gain (loss) on investments and foreign currency	5,629,444	244,931,790

Net unrealized appreciation (depreciation) on investments and foreign currency	19,376,235	1,059,496,533

Net Assets	$110,321,637	$2,608,035,597

Investment Class	$37,209,569	$1,728,995,819

Service Class	29,091,789	112,300,929

Consultant Class	4,333,743	248,059,856

Institutional Class	39,686,536	344,933,332

W Class		85,375,969

R Class		52,169,809

K Class		36,199,883

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	2,522,634	123,637,341

Service Class	1,968,516	7,863,253

Consultant Class	450,317	17,248,115

Institutional Class	2,691,632	24,963,388

W Class		6,111,873

R Class		3,622,031

K Class		3,902,671

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$14.75	$13.98

Service Class[1]	14.78	14.28

Consultant Class[2]	9.62	14.38

Institutional Class[3]	14.74	13.82

W Class[3]		13.97

R Class[3]		14.40

K Class[3]		9.28

Investments at identified cost	$81,094,847	$1,482,195,182

Market value of loaned securities	–	6,187,714

[1]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.
[3]	Offering and redemption price per share.

84 | The Royce Funds 2017 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Changes in Net Assets

			Royce Global Financial		Royce International
	Royce Dividend Value Fund		Services Fund		Micro-Cap Fund
	Six Months Ended		Six Months Ended		Six Months Ended
	6/30/17 (unaudited)	Year Ended 12/31/16	6/30/17 (unaudited)	Year Ended 12/31/16	6/30/17 (unaudited)	Year Ended 12/31/16

INVESTMENT OPERATIONS:
Net investment income (loss)	$1,511,306	$3,671,006	$259,824	$632,883	$41,566	$40,959

Net realized gain (loss) on investments and foreign currency	7,509,944	23,693,288	1,159,952	(622,546)	200,539	84,177

Net change in unrealized appreciation (depreciation) on investments and foreign currency	6,850,906	8,045,266	3,383,547	5,831,058	699,579	243,967

Net increase (decrease) in net assets from investment operations	15,872,156	35,409,560	4,803,323	5,841,395	941,684	369,103

DISTRIBUTIONS:
Net investment income

Investment Class	(652,563)	(1,603,952)

Service Class	(487,951)	(1,483,597)	–	(227,361)	–	(94,073)

Consultant Class	(2,614)	(6,858)

Institutional Class	(6,248)	(12,914)	–	(48,466)

Net realized gain on investments and foreign currency

Investment Class	–	(9,347,539)

Service Class	–	(10,322,532)	–	(113,915)	–	–

Consultant Class	–	(118,406)

Institutional Class	–	(73,032)	–	(13,575)

Return of capital

Investment Class	–	–

Service Class	–	–	–	–	–	(3,148)

Consultant Class	–	–

Institutional Class	–	–	–	–

Total distributions	(1,149,376)	(22,968,830)	–	(403,317)	–	(97,221)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(8,577,077)	(21,449,693)

Service Class	(25,389,973)	(59,138,290)	(3,455,188)	(12,648,330)	350,785	(314,555)

Consultant Class	(107,778)	(345,496)

Institutional Class	107,695	134,631	79,295	5,299,129

Shareholder redemption fees

Investment Class	108	149

Service Class	3	306	328	1,391	–	3

Net increase (decrease) in net assets from capital share transactions	(33,967,022)	(80,798,393)	(3,375,565)	(7,347,810)	350,785	(314,552)

Net Increase (Decrease) In Net Assets	(19,244,242)	(68,357,663)	1,427,758	(1,909,732)	1,292,469	(42,670)

NET ASSETS:

Beginning of period	217,404,347	285,762,010	50,102,783	52,012,515	6,059,692	6,102,362

End of period	$198,160,105	$217,404,347	$51,530,541	$50,102,783	$7,352,161	$6,059,692

Undistributed Net Investment Income (Loss) at End of Period	$855,292	$493,362	$283,969	$24,145	$26,024	$(15,542)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Semiannual Report to Shareholders | 85

Statements of Changes in Net Assets

	Royce International Premier Fund		Royce Low-Priced Stock Fund		Royce Micro-Cap Fund
	Six Months Ended		Six Months Ended		Six Months Ended
	6/30/17 (unaudited)	Year Ended 12/31/16	6/30/17 (unaudited)	Year Ended 12/31/16	6/30/17 (unaudited)	Year Ended 12/31/16

INVESTMENT OPERATIONS:
Net investment income (loss)	$338,843	$440,469	$(64,937)	$563,098	$(508,401)	$(315,442)

Net realized gain (loss) on investments and foreign currency	1,552,099	2,017,787	11,506,968	24,229,523	8,330,545	24,722,058

Net change in unrealized appreciation (depreciation) on investments and foreign currency	13,248,725	2,859,167	(8,930,498)	18,925,368	(3,974,302)	16,232,069

Net increase (decrease) in net assets from investment operations	15,139,667	5,317,423	2,511,533	43,717,989	3,847,842	40,638,685

DISTRIBUTIONS:
Net investment income

Investment Class	–	(578,473)	–	(153,381)	(86)	(860,802)

Service Class	–	(884,559)	–	(1,280,579)	–	(58,138)

Consultant Class	–	(74,632)			–	–

Institutional Class			–	(77,571)

R Class	–	(1,365)	–	(1,471)

K Class	–	(643)	–	(34,411)

Net realized gain on investments and foreign currency

Investment Class	–	(22,488)	–	(1,891,699)	(1,945)	(19,361,347)

Service Class	–	(37,565)	–	(23,339,027)	–	(1,732,575)

Consultant Class	–	(4,771)			–	(4,361,373)

Institutional Class			–	(1,002,506)

R Class	–	(61)	–	(92,435)

K Class	–	(27)	–	(400,675)

Return of capital

Investment Class	–	(2,096)	–	–	–	–

Service Class	–	(3,224)	–	–	–	–

Consultant Class	–	(282)			–	–

Institutional Class			–	–

R Class	–	(5)	–	–

K Class	–	(2)	–	–

Total distributions	–	(1,610,193)	–	(28,273,755)	(2,031)	(26,374,235)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	13,307,240	(7,619,217)	(2,067,963)	(7,100,958)	(19,284,546)	(38,591,832)

Service Class	1,332,901	(6,346,690)	(32,494,097)	(50,040,199)	(423,305)	(4,084,325)

Consultant Class	151,306	(1,615,137)			(5,935,379)	(8,726,715)

Institutional Class			(2,338,893)	(25,653,966)

R Class	581	11,570	(70,933)	(159,633)

K Class	(24,050)	672	(1,100,085)	(145,351)

Value of shares issued in connection with the merger of Royce European Small-Cap Fund and Royce Global Value Fund		62,822,434

Shareholder redemption fees

Investment Class	–	758	–	–	56	70

Service Class	174	268	1,305	69	–	–

Net increase (decrease) in net assets from capital share transactions	14,768,152	47,254,658	(38,070,666)	(83,100,038)	(25,643,174)	(51,402,802)

Net Increase (Decrease) In Net Assets	29,907,819	50,961,888	(35,559,133)	(67,655,804)	(21,797,363)	(37,138,352)

NET ASSETS:

Beginning of period	63,600,137	12,638,249	319,189,999	386,845,803	243,695,636	280,833,988

End of period	$93,507,956	$63,600,137	$283,630,866	$319,189,999	$221,898,273	$243,695,636

Undistributed Net Investment Income (Loss) at End of Period	$(581,151)	$(919,994)	$(582,740)	$(517,803)	$(1,396,824)	$(888,336)

86 | The Royce Funds 2017 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

	Royce Micro-Cap Opportunity Fund		Royce Opportunity Fund		Royce Pennsylvania Mutual Fund
	Six Months Ended		Six Months Ended		Six Months Ended
	6/30/17 (unaudited)	Year Ended 12/31/16	6/30/17 (unaudited)	Year Ended 12/31/16	6/30/17 (unaudited)	Year Ended 12/31/16

INVESTMENT OPERATIONS:
Net investment income (loss)	$(165,484)	$(220,205)	$(839,584)	$(2,560,355)	$1,937,184	$11,458,260

Net realized gain (loss) on investments and foreign currency	3,649,697	(446,685)	113,543,069	81,399,272	216,455,618	382,217,946

Net change in unrealized appreciation (depreciation) on investments and foreign currency	929,627	9,869,805	4,031,076	286,652,783	(111,172,760)	196,021,249

Net increase (decrease) in net assets from investment operations	4,413,840	9,202,915	116,734,561	365,491,700	107,220,042	589,697,455

DISTRIBUTIONS:
Net investment income

Investment Class	–	–	–	–	–	(5,686,548)

Service Class	–	–	–	–	–	(89,747)

Consultant Class			–	–	–	–

Institutional Class			–	–	–	(1,114,871)

R Class			–	–	–	–

K Class			–	–	–	–

Net realized gain on investments and foreign currency

Investment Class	–	–	–	(49,065,228)	–	(107,426,917)

Service Class	–	–	–	(5,193,491)	–	(6,455,759)

Consultant Class			–	(1,647,105)	–	(31,772,229)

Institutional Class			–	(37,279,779)	–	(16,986,455)

R Class			–	(2,795,339)	–	(1,169,369)

K Class			–	(525,822)	–	(247,212)

Total distributions	–	–	–	(96,506,764)	–	(170,949,107)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(969,851)	1,678,178	(55,576,397)	(130,921,772)	(125,044,385)	(525,830,125)

Service Class	(44,781)	(400,240)	15,736,511	(40,726,682)	(26,358,470)	(14,214,408)

Consultant Class			(2,488,386)	(1,846,769)	(47,042,838)	(70,571,044)

Institutional Class			(45,609,197)	(125,523,167)	(17,366,839)	(328,652,837)

R Class			(3,123,135)	(127,892)	(1,560,670)	(4,149,765)

K Class			(563,387)	(4,132,187)	(594,845)	(1,338,061)

Shareholder redemption fees

Investment Class	–	412	417	1,530	3,259	22,510

Service Class	99	24	387	124	2,907	2,869

Net increase (decrease) in net assets from capital share transactions	(1,014,533)	1,278,374	(91,623,187)	(303,276,815)	(217,961,881)	(944,730,861)

Net Increase (Decrease) In Net Assets	3,399,307	10,481,289	25,111,374	(34,291,879)	(110,741,839)	(525,982,513)

NET ASSETS:

Beginning of period	46,129,809	35,648,520	1,475,391,936	1,509,683,815	2,439,828,432	2,965,810,945

End of period	$49,529,116	$46,129,809	$1,500,503,310	$1,475,391,936	$2,329,086,593	$2,439,828,432

Undistributed Net Investment Income (Loss) at End of Period	$(165,484)	$–	$(1,283,286)	$(443,702)	$209,133	$(1,728,050)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Semiannual Report to Shareholders | 87

Statements of Changes in Net Assets

	Royce Premier Fund		Royce Small-Cap Leaders Fund		Royce Small-Cap Value Fund
	Six Months Ended		Six Months Ended		Six Months Ended
	6/30/17 (unaudited)	Year Ended 12/31/16	6/30/17 (unaudited)	Year Ended 12/31/16	6/30/17 (unaudited)	Year Ended 12/31/16

INVESTMENT OPERATIONS:
Net investment income (loss)	$(837,717)	$7,651,793	$186,090	$479,509	$551,464	$2,821,887

Net realized gain (loss) on investments and foreign currency	193,790,812	268,086,942	8,689,012	6,469,616	4,085,348	10,075,800

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(9,876,082)	183,886,343	(7,716,519)	15,358,937	(23,071,560)	77,277,716

Net increase (decrease) in net assets from investment operations	183,077,013	459,625,078	1,158,583	22,308,062	(18,434,748)	90,175,403

DISTRIBUTIONS:
Net investment income

Investment Class	(62)	(4,446,718)	–	(365,134)	–	(574,909)

Service Class	–	–	–	(263,257)	–	(1,164,815)

Consultant Class	–	–			–	–

Institutional Class	–	(816,383)			–	(1,204,138)

W Class	–	(358,070)

R Class	–	–	–	(1,756)	–	(50,816)

K Class		(36,010)	–	(1,370)	–	(4,294)

Net realized gain on investments and foreign currency

Investment Class	(2,941)	(211,537,353)	–	(4,574,543)	–	(3,534,812)

Service Class	–	(5,326,941)	–	(4,826,822)	–	(10,330,776)

Consultant Class	–	(4,519,182)			–	(880,547)

Institutional Class	–	(28,846,485)			–	(6,259,269)

W Class	–	(18,160,148)

R Class	–	(1,735,767)	–	(130,446)	–	(902,982)

K Class		(1,812,751)	–	(34,032)	–	(206,890)

Total distributions	(3,003)	(277,595,808)	–	(10,197,360)	–	(25,114,248)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(149,200,605)	(386,079,798)	(5,852,906)	(7,875,386)	(9,684,319)	(14,802,713)

Service Class	1,288,664	(19,076,174)	(5,619,237)	(13,442,897)	(33,312,756)	(68,631,289)

Consultant Class	(2,739,029)	(3,272,047)			(1,816,308)	(4,054,963)

Institutional Class	5,463,711	(67,646,777)			(20,184,194)	(42,386,309)

W Class	(13,044,672)	(59,256,198)

R Class	(1,917,191)	(3,305,881)	143,191	(27,116)	(2,038,454)	(3,390,856)

K Class		(1,330,635)	(507,282)	98,793	(805,335)	(3,533,475)

Shareholder redemption fees

Investment Class	1,231	7,363	–	–	–	1,133

Service Class	210	–	9	72	116	559

Net increase (decrease) in net assets from capital share transactions	(160,147,681)	(539,960,147)	(11,836,225)	(21,246,534)	(67,841,250)	(136,797,913)

Net Increase (Decrease) In Net Assets	22,926,329	(357,930,877)	(10,677,642)	(9,135,832)	(86,275,998)	(71,736,758)

NET ASSETS:

Beginning of period	2,259,134,977	2,617,065,854	101,024,022	110,159,854	451,180,468	522,917,226

End of period	$2,282,061,306	$2,259,134,977	$90,346,380	$101,024,022	$364,904,470	$451,180,468

Undistributed Net Investment Income (Loss) at End of Period	$(622,783)	$214,996	$184,940	$(1,150)	$669,888	$118,424

88 | The Royce Funds 2017 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

			Royce Smaller-Companies
	Royce Small/Mid-Cap Premier Fund		Growth Fund		Royce Special Equity Fund
	Six Months Ended		Six Months Ended		Six Months Ended
	6/30/17 (unaudited)	Year Ended 12/31/16	6/30/17 (unaudited)	Year Ended 12/31/16	6/30/17 (unaudited)	Year Ended 12/31/16

INVESTMENT OPERATIONS:
Net investment income (loss)	$171,680	$80,363	$(1,708,963)	$(3,233,602)	$4,017,324	$14,034,085

Net realized gain (loss) on investments and foreign currency	7,874,594	17,403,296	44,594,884	43,532,996	61,597,188	144,372,440

Net change in unrealized appreciation (depreciation) on investments and foreign currency	4,501,253	20,044,069	638,265	(8,118,296)	(73,042,533)	258,157,824

Net increase (decrease) in net assets from investment operations	12,547,527	37,527,728	43,524,186	32,181,098	(7,428,021)	416,564,349

DISTRIBUTIONS:
Net investment income

Investment Class	–	(349,595)	–	–	–	(10,976,670)

Service Class	–	(225,517)	–	–	–	(927,113)

Consultant Class	–	–	–	–	–	(98,531)

Institutional Class			–	–	–	(2,208,722)

R Class	–	–	–	–

K Class	–	(8,467)	–	–

Net realized gain on investments and foreign currency

Investment Class	–	(2,986,270)	–	(10,605,399)	–	(77,675,819)

Service Class	–	(4,072,137)	–	(30,194,249)	–	(8,070,542)

Consultant Class	–	(538,174)	–	(1,333,802)	–	(3,479,624)

Institutional Class			–	(2,047,317)	–	(14,305,337)

R Class	–	(97,583)	–	(89,046)

K Class	–	(203,617)	–	(38,133)

Total distributions	–	(8,481,360)	–	(44,307,946)	–	(117,742,358)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(8,297,156)	(13,714,678)	(11,858,703)	(38,505,792)	(85,306,093)	(99,953,704)

Service Class	(4,523,220)	(15,044,344)	(40,034,301)	(116,353,750)	(19,179,564)	(6,665,803)

Consultant Class	(1,766,543)	(901,650)	(750,182)	(3,295,302)	(2,804,582)	(281,055)

Institutional Class			(10,234,193)	(17,982,903)	36,639,634	(43,764,912)

R Class	(113,810)	(613,184)	(216,405)	(63,492)

K Class	(4,272,121)	(235,717)	(210,263)	(78,318)

Shareholder redemption fees

Investment Class	57	2	–	30,251	3,619	22,992

Service Class	8	8	1,045	268	874	1,222

Net increase (decrease) in net assets from capital share transactions	(18,972,785)	(30,509,563)	(63,303,002)	(176,249,038)	(70,646,112)	(150,641,260)

Net Increase (Decrease) In Net Assets	(6,425,258)	(1,463,195)	(19,778,816)	(188,375,886)	(78,074,133)	148,180,731

NET ASSETS:

Beginning of period	226,308,155	227,771,350	415,714,613	604,090,499	1,609,980,739	1,461,800,008

End of period	$219,882,897	$226,308,155	$395,935,797	$415,714,613	$1,531,906,606	$1,609,980,739

Undistributed Net Investment Income (Loss) at End of Period	$158,711	$(12,969)	$(1,528,934)	$180,029	$4,057,335	$40,011

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Semiannual Report to Shareholders | 89

Statements of Changes in Net Assets

	Royce Special Equity
	Multi-Cap Fund		Royce Total Return Fund
	Six Months Ended		Six Months Ended
	6/30/17 (unaudited)	Year Ended 12/31/16	6/30/17 (unaudited)	Year Ended 12/31/16

INVESTMENT OPERATIONS:
Net investment income (loss)	$491,447	$1,281,579	$13,353,161	$27,331,086

Net realized gain (loss) on investments and foreign currency	6,229,397	4,070,033	201,326,157	283,268,348

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(187,526)	9,868,313	(141,816,933)	329,870,012

Net increase (decrease) in net assets from investment operations	6,533,318	15,219,925	72,862,385	640,469,446

DISTRIBUTIONS:
Net investment income

Investment Class	–	(444,817)	(9,056,749)	(28,673,118)

Service Class	–	(339,957)	(520,420)	(1,495,071)

Consultant Class	–	(44,532)	–	(99,265)

Institutional Class	–	(461,530)	(2,452,583)	(7,497,123)

W Class			(387,636)	(1,459,406)

R Class			(110,652)	(302,414)

K Class			(101,525)	(564,903)

Net realized gain on investments and foreign currency

Investment Class	–	–	–	(138,580,935)

Service Class	–	–	–	(10,479,295)

Consultant Class	–	–	–	(19,570,898)

Institutional Class	–	–	–	(31,762,325)

W Class			–	(6,018,247)

R Class			–	(3,941,629)

K Class			–	(4,383,947)

Total distributions	–	(1,290,836)	(12,629,565)	(254,828,576)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	250,806	(13,753,944)	(145,652,994)	(250,310,152)

Service Class	(10,259,313)	(14,795,597)	(33,179,175)	(11,414,322)

Consultant Class	(929,661)	(2,264,766)	(24,693,172)	(32,394,591)

Institutional Class	48,606	(3,754,867)	(84,606,645)	(21,328,585)

W Class			3,885,140	(53,411,042)

R Class			(2,907,685)	(3,978,781)

K Class			(5,587,767)	(28,303,584)

Shareholder redemption fees

Investment Class	195	30	692	3,889

Service Class	2	84	2,970	614

Net increase (decrease) in net assets from capital share transactions	(10,889,365)	(34,569,060)	(292,738,636)	(401,136,554)

Net Increase (Decrease) In Net Assets	(4,356,047)	(20,639,971)	(232,505,816)	(15,495,684)

NET ASSETS:

Beginning of period	114,677,684	135,317,655	2,840,541,413	2,856,037,097

End of period	$110,321,637	$114,677,684	$2,608,035,597	$2,840,541,413

Undistributed Net Investment Income (Loss) at End of Period	$499,704	$8,257	$555,161	$(168,435)

90 | The Royce Funds 2017 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Operations	Six Months Ended June 30, 2017 (unaudited)

		Royce Global
	Royce Dividend	Financial Services	Royce International	Royce International
	Value Fund	Fund	Micro-Cap Fund	Premier Fund

INVESTMENT INCOME:
INCOME:

Dividends	$2,864,800	$652,530	$101,968	$922,538

Foreign withholding tax	(105,587)	(30,750)	(6,228)	(59,937)

Interest	22,267	306	207	4,379

Securities lending	129	–	–	–

Total income	2,781,609	622,086	95,947	866,980

EXPENSES:

Investment advisory fees	888,923	253,356	41,449	375,637

Distribution fees	142,547	54,876	8,290	81,129

Shareholder servicing	151,517	35,910	6,558	53,823

Shareholder reports	44,397	7,391	2,173	9,511

Administrative and office facilities	31,810	6,800	831	9,660

Custody	30,380	16,755	19,157	27,236

Registration	26,947	19,302	8,788	24,213

Audit	25,450	16,176	13,139	29,778

Trustees’ fees	11,617	2,618	319	3,604

Legal	2,743	596	73	832

Other expenses	7,253	1,764	472	2,839

Total expenses	1,363,584	415,544	101,249	618,262

Compensating balance credits	(1,213)	(65)	(11)	(300)

Fees waived by investment adviser and distributor	(74,417)	(36,965)	(44,433)	(24,790)

Expenses reimbursed by investment adviser	(17,651)	(16,252)	(2,424)	(65,035)

Net expenses	1,270,303	362,262	54,381	528,137

Net investment income (loss)	1,511,306	259,824	41,566	338,843

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	7,467,171	1,155,735	203,227	1,526,741

Foreign currency transactions	42,773	4,217	(2,688)	25,358

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	6,846,535	3,412,932	699,427	13,440,162

Other assets and liabilities denominated in foreign currency	4,371	(29,385)	152	(191,437)

Net realized and unrealized gain (loss) on investments and foreign currency	14,360,850	4,543,499	900,118	14,800,824

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$15,872,156	$4,803,323	$941,684	$15,139,667

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Semiannual Report to Shareholders | 91

Statements of Operations

	Royce Low-Priced	Royce Micro-Cap	Royce Micro-Cap	Royce Opportunity
	Stock Fund	Fund	Opportunity Fund	Fund

INVESTMENT INCOME:
INCOME:

Dividends	$1,841,806	$1,197,694	$124,736	$7,334,256

Foreign withholding tax	56,131	(21,694)	–	–

Interest	18,016	10,352	900	49,672

Securities lending	184,609	165,356	–	458,772

Total income	2,100,562	1,351,708	125,636	7,842,700

EXPENSES:

Investment advisory fees	1,477,143	1,413,631	233,753	7,321,859

Distribution fees	330,088	171,372	1,266	299,287

Shareholder servicing	229,469	140,096	22,776	521,410

Shareholder reports	54,572	56,106	2,348	103,573

Administrative and office facilities	43,525	32,567	5,760	196,020

Custody	28,656	16,944	7,882	72,249

Registration	24,918	20,486	14,609	40,977

Audit	18,242	34,488	12,417	19,797

Trustees’ fees	16,220	12,201	2,271	74,956

Legal	3,765	2,821	504	19,334

Other expenses	9,437	6,776	1,494	36,608

Total expenses	2,236,035	1,907,488	305,080	8,706,070

Compensating balance credits	(1,003)	(854)	(20)	(1,685)

Fees waived by distributor	(26,180)	–	–	–

Expenses reimbursed by investment adviser	(43,353)	(46,525)	(13,940)	(22,101)

Net expenses	2,165,499	1,860,109	291,120	8,682,284

Net investment income (loss)	(64,937)	(508,401)	(165,484)	(839,584)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	11,534,945	8,331,900	3,649,697	118,199,503

Investments in Affiliated Companies	–	–	–	(4,656,434)

Foreign currency transactions	(27,977)	(1,355)	–	–

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments in Non-Affiliated Companies and foreign currency translations	(8,930,618)	(3,983,716)	929,627	(11,206,936)

Investments in Affiliated Companies	–	–	–	15,238,012

Other assets and liabilities denominated in foreign currency	120	9,414	–	–

Net realized and unrealized gain (loss) on investments and foreign currency	2,576,470	4,356,243	4,579,324	117,574,145

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$2,511,533	$3,847,842	$4,413,840	$116,734,561

92 | The Royce Funds 2017 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Six Months Ended June 30, 2017 (unaudited)

	Royce
	Pennsylvania	Royce Premier	Royce Small-Cap	Royce Small-Cap
	Mutual Fund	Fund	Leaders Fund	Value Fund

INVESTMENT INCOME:
INCOME:

Dividends

Non-Affiliated Companies	$14,618,829	$12,539,020	$849,053	$3,374,756

Affiliated Companies	184,528	–	–	–

Foreign withholding tax	(318,815)	(310,991)	(23,700)	(37,886)

Interest	382,444	81,383	2,241	16,976

Securities lending	90,125	89,602	14,974	7,494

Total income	14,957,111	12,399,014	842,568	3,361,340

EXPENSES:

Investment advisory fees	8,945,342	11,141,528	478,016	2,031,607

Distribution fees	2,072,321	253,705	64,891	355,228

Shareholder servicing	1,007,823	898,013	61,873	237,361

Shareholder reports	243,305	258,428	17,368	45,765

Administrative and office facilities	345,976	304,878	13,520	62,929

Custody	115,951	93,624	11,749	27,550

Registration	43,208	40,012	19,167	34,033

Audit	26,226	39,300	13,728	16,332

Trustees’ fees	127,699	114,478	5,113	23,039

Legal	29,878	39,335	1,171	5,426

Other expenses	67,449	59,923	3,854	13,122

Total expenses	13,025,178	13,243,224	690,450	2,852,392

Compensating balance credits	(5,251)	(3,002)	(269)	(778)

Fees waived by distributor	–	–	(4,770)	(9,440)

Expenses reimbursed by investment adviser	–	(3,491)	(28,933)	(32,298)

Net expenses	13,019,927	13,236,731	656,478	2,809,876

Net investment income (loss)	1,937,184	(837,717)	186,090	551,464

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	216,555,530	193,755,609	8,687,765	4,078,919

Investments in Affiliated Companies	(110,352)	–	–	–

Foreign currency transactions	10,440	35,203	1,247	6,429

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments in Non-Affiliated Companies and foreign currency translations	(106,683,498)	(10,002,478)	(7,716,439)	(23,072,044)

Investments in Affiliated Companies	(4,492,728)	–	–	–

Other assets and liabilities denominated in foreign currency	3,466	126,396	(80)	484

Net realized and unrealized gain (loss) on investments and foreign currency	105,282,858	183,914,730	972,493	(18,986,212)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$107,220,042	$183,077,013	$1,158,583	$(18,434,748)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Semiannual Report to Shareholders | 93

Statements of Operations

		Royce Smaller-
	Royce Small/Mid-	Companies Growth	Royce Special
	Cap Premier Fund	Fund	Equity Fund

INVESTMENT INCOME:

INCOME:

Dividends

Non-Affiliated Companies	$1,470,816	$1,006,131	$7,509,591

Affiliated Companies	–	–	5,761,978

Foreign withholding tax	2,010	(12,369)	–

Interest	9,477	7,921	73,258

Securities lending	1,611	174,756	–

Total income	1,483,914	1,176,439	13,344,827

EXPENSES:

Investment advisory fees	957,361	2,013,224	7,793,411

Distribution fees	216,434	399,664	385,184

Shareholder servicing	71,462	293,879	626,456

Shareholder reports	28,556	75,537	128,067

Administrative and office facilities	30,890	61,873	203,986

Custody	20,750	24,700	64,869

Registration	24,824	31,993	33,205

Audit	25,421	16,313	18,869

Trustees’ fees	11,676	22,386	78,657

Legal	2,678	5,318	17,771

Other expenses	7,018	13,715	38,272

Total expenses	1,397,070	2,958,602	9,388,747

Compensating balance credits	(923)	(980)	(2,331)

Fees waived by distributor	(67,908)	(27,548)	–

Expenses reimbursed by investment adviser	(16,005)	(44,672)	(58,913)

Net expenses	1,312,234	2,885,402	9,327,503

Net investment income (loss)	171,680	(1,708,963)	4,017,324

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	7,881,441	44,525,080	58,186,103

Investments in Affiliated Companies	–	–	3,411,085

Foreign currency transactions	(6,847)	69,804	–

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments in Non-Affiliated Companies and foreign currency translations	4,498,715	638,136	(67,855,698)

Investments in Affiliated Companies	–	–	(5,186,835)

Other assets and liabilities denominated in foreign currency	2,538	129	–

Net realized and unrealized gain (loss) on investments and foreign currency	12,375,847	45,233,149	(11,445,345)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$12,547,527	$43,524,186	$(7,428,021)

94 | The Royce Funds 2017 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Six Months Ended June 30, 2017 (unaudited)

	Royce Special
	Equity Multi-Cap	Royce Total Return
	Fund	Fund

INVESTMENT INCOME:
INCOME:

Dividends

Non-Affiliated Companies	$1,081,519	$31,243,543

Affiliated Companies	–	368,288

Foreign withholding tax	–	(543,648)

Interest	3,427	248,327

Securities lending	–	23,466

Total income	1,084,946	31,339,976

EXPENSES:

Investment advisory fees	472,639	13,719,259

Distribution fees	62,331	1,630,970

Shareholder servicing	38,564	1,451,963

Shareholder reports	5,263	301,213

Administrative and office facilities	15,984	383,133

Custody	8,945	143,953

Registration	25,932	53,260

Audit	13,577	36,874

Trustees’ fees	5,921	145,840

Legal	1,381	50,359

Other expenses	4,258	73,525

Total expenses	654,795	17,990,349

Compensating balance credits	(128)	(3,534)

Fees waived by investment adviser and distributor	(37,592)	–

Expenses reimbursed by investment adviser	(23,576)	–

Net expenses	593,499	17,986,815

Net investment income (loss)	491,447	13,353,161

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	6,229,397	200,920,966

Investments in Affiliated Companies	–	392,025

Foreign currency transactions	–	13,166

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments in Non-Affiliated Companies and foreign currency translations	(187,526)	(143,264,567)

Investments in Affiliated Companies	–	1,422,977

Other assets and liabilities denominated in foreign currency	–	24,657

Net realized and unrealized gain (loss) on investments and foreign currency	6,041,871	59,509,224

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$6,533,318	$72,862,385

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Semiannual Report to Shareholders | 95

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Dividend Value Fund–Investment Class
2017†	$7.18	$0.06	$0.50	$0.56	$(0.05)	$–	$(0.05)	$–	$7.69	7.81%[1]	$97,797	1.13%[2]	1.13%[2]	1.07%[2]	1.60%[2]	11%

2016	6.84	0.12	1.02	1.14	(0.11)	(0.69)	(0.80)	–	7.18	16.75	99,462	1.16	1.16	1.11	1.64	21

2015	8.12	0.12	(0.57)	(0.45)	(0.13)	(0.70)	(0.83)	–	6.84	(5.54)	116,053	1.24	1.24	1.22	1.49	14

2014	8.90	0.11	(0.29)	(0.18)	(0.10)	(0.50)	(0.60)	–	8.12	(1.90)	176,002	1.21	1.21	1.19	1.25	22

2013	7.29	0.09	2.15	2.24	(0.10)	(0.53)	(0.63)	–	8.90	31.23	211,589	1.21	1.21	1.21	1.13	36

2012	6.34	0.14	0.95	1.09	(0.12)	(0.02)	(0.14)	–	7.29	17.26	118,820	1.19	1.19	1.19	1.99	28

Royce Dividend Value Fund–Service Class
2017†	$7.33	$0.05	$0.52	$0.57	$(0.04)	$–	$(0.04)	$–	$7.86	7.72%[1]	$97,797	1.42%[2]	1.42%[2]	1.34%[2]	1.32%[2]	11%

2016	6.96	0.10	1.04	1.14	(0.08)	(0.69)	(0.77)	–	7.33	16.36	115,547	1.43	1.43	1.37	1.39	21

2015	8.22	0.10	(0.57)	(0.47)	(0.09)	(0.70)	(0.79)	–	6.96	(5.72)	167,165	1.49	1.49	1.47	1.25	14

2014	8.98	0.09	(0.29)	(0.20)	(0.06)	(0.50)	(0.56)	–	8.22	(2.14)	295,560	1.47	1.47	1.44	0.98	22

2013	7.35	0.07	2.16	2.23	(0.07)	(0.53)	(0.60)	–	8.98	30.74	407,599	1.48	1.48	1.46	0.87	36

2012	6.38	0.12	0.95	1.07	(0.08)	(0.02)	(0.10)	–	7.35	16.95	252,443	1.48	1.48	1.46	1.74	28

Royce Dividend Value Fund–Consultant Class [a]
2017†	$8.39	$0.03	$0.59	$0.62	$(0.02)	$–	$(0.02)	$–	$8.99	7.33%[1]	$1,574	3.18%[2]	3.18%[2]	2.09%[2]	0.59%[2]	11%

2016	7.90	0.05	1.17	1.22	(0.04)	(0.69)	(0.73)	–	8.39	15.44	1,572	3.26	3.26	2.14	0.58	21

2015	9.22	0.04	(0.63)	(0.59)	(0.03)	(0.70)	(0.73)	–	7.90	(6.39)	1,886	3.78	3.78	2.24	0.46	14

2014	10.00	0.01	(0.27)	(0.26)	(0.02)	(0.50)	(0.52)	–	9.22	(2.43)[1]	912	9.25 [2]	9.25 [2]	2.24 [2]	0.45 [2]	22

Royce Dividend Value Fund–Institutional Class [b]
2017†	$7.09	$0.07	$0.50	$0.57	$(0.05)	$–	$(0.05)	$–	$7.61	8.05%[1]	$992	2.79%[2]	2.79%[2]	0.89%[2]	1.84%[2]	11%

2016	6.78	0.13	1.00	1.13	(0.13)	(0.69)	(0.82)	–	7.09	16.70	823	3.30	3.30	0.93	1.81	21

2015	8.09	0.17	(0.62)	(0.45)	(0.16)	(0.70)	(0.86)	–	6.78	(5.61)	658	1.11	1.11	1.04	1.60	14

2014	8.88	0.12	(0.29)	(0.17)	(0.12)	(0.50)	(0.62)	–	8.09	(1.76)	40,942	1.10	1.10	1.04	1.42	22

2013	7.28	0.11	2.14	2.25	(0.12)	(0.53)	(0.65)	–	8.88	31.46	31,236	1.11	1.11	1.04	1.29	36

2012	6.80	0.08	0.50	0.58	(0.08)	(0.02)	(0.10)	–	7.28	8.51 [1]	23,460	1.33 [2]	1.33 [2]	1.04 [2]	3.48 [2]	28

Royce Global Financial Services Fund–Service Class
2017†	$8.95	$0.05	$0.83	$0.88	$–	$–	$–	$–	$9.83	9.83%[1]	$44,324	1.65%[2]	1.65%[2]	1.49%[2]	0.97%[2]	10%

2016	7.99	0.11	0.92	1.03	(0.05)	(0.02)	(0.07)	–	8.95	12.93	43,629	1.67	1.67	1.49	1.25	37

2015	9.28	0.11	(0.55)	(0.44)	(0.11)	(0.74)	(0.85)	–	7.99	(4.71)	52,013	1.65	1.65	1.49	1.19	46

2014	9.68	0.09	0.22	0.31	(0.06)	(0.65)	(0.71)	–	9.28	3.45	53,707	1.68	1.68	1.49	0.91	41

2013	6.83	0.04	2.82	2.86	(0.02)	–	(0.02)	0.01	9.68	42.00	47,593	1.89	1.89	1.49	0.59	23

2012	5.71	0.10	1.08	1.18	(0.06)	–	(0.06)	–	6.83	20.72	16,888	1.87	1.87	1.49	1.53	26

Royce Global Financial Services Fund–Institutional Class [c]
2017†	$11.43	$0.08	$1.08	$1.16	$–	$–	$–	$–	$12.59	10.15%[1]	$7,207	1.57%[2]	1.57%[2]	1.04%[2]	1.42%[2]	10%

2016	10.00	0.18	1.36	1.54	(0.09)	(0.02)	(0.11)	–	11.43	15.41 [1]	6,474	1.85 [2]	1.85 [2]	1.04 [2]	1.82 [2]	37

96 | The Royce Funds 2017 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce International Micro-Cap Fund–Service Class
2017†	$9.98	$0.07	$1.45	$1.52	$–	$–	$–	$–	$11.50	15.23%[1]	$7,352	3.05%[2]	3.05%[2]	1.64%[2]	1.25%[2]	48%

2016	9.54	0.07	0.53	0.60	(0.16)	–	(0.16)	–	9.98	6.33	6,060	3.35	3.35	1.64	0.68	113

2015	9.66	0.04	(0.14)	(0.10)	(0.02)	–	(0.02)	–	9.54	(0.99)	6,102	3.14	3.14	1.67	0.44	94

2014	10.04	0.06	(0.30)	(0.24)	(0.14)	–	(0.14)	–	9.66	(2.37)	6,410	3.51	3.51	1.69	0.82	91

2013	8.61	0.11	1.51	1.62	(0.20)	–	(0.20)	0.01	10.04	18.95	5,209	3.86	3.86	1.69	1.22	103

2012	7.72	0.13	0.92	1.05	(0.16)	–	(0.16)	–	8.61	13.59	4,603	3.90	3.90	1.69	1.63	62

Royce International Premier Fund–Investment Class [d]
2017†	$9.44	$0.06	$2.06	$2.12	$–	$–	$–	$–	$11.56	22.46%[1]	$38,321	1.37%[2]	1.37%[2]	1.19%[2]	1.21%[2]	23%

2016	9.82	0.10	(0.19)	(0.09)	(0.28)	(0.01)	(0.29)	–	9.44	(0.79)	19,556	1.59	1.59	1.19	0.96	67

2015	8.71	0.16	1.27	1.43	(0.32)	–	(0.32)	–	9.82	16.42	3,623	2.80	2.80	1.38	1.72	67

2014	10.00	0.03	(0.85)	(0.82)	(0.16)	(0.31)	(0.47)	–	8.71	(8.16)[1]	3,481	3.17 [2]	3.17 [2]	1.44 [2]	1.00 [2]	62

Royce International Premier Fund–Service Class
2017†	$11.24	$0.05	$2.46	$2.51	$–	$–	$–	$–	$13.75	22.33%[1]	$48,780	1.65%[2]	1.65%[2]	1.44%[2]	0.82%[2]	23%

2016	11.64	0.06	(0.19)	(0.13)	(0.26)	(0.01)	(0.27)	–	11.24	(1.06)	38,884	1.84	1.84	1.44	0.66	67

2015	10.28	(0.00)	1.66	1.66	(0.30)	–	(0.30)	–	11.64	16.22	9,015	2.65	2.65	1.60	1.10	67

2014	11.67	0.17	(1.13)	(0.96)	(0.12)	(0.31)	(0.43)	–	10.28	(8.22)	4,045	2.45	2.45	1.69	1.26	62

2013	10.01	0.10	1.73	1.83	(0.17)	–	(0.17)	–	11.67	18.31	9,470	2.82	2.82	1.69	1.09	51

2012	8.26	0.12	1.81	1.93	(0.18)	–	(0.18)	–	10.01	23.40	6,444	3.54	3.54	1.69	1.18	103

Royce International Premier Fund–Consultant Class [e]
2017†	$12.27	$0.00	$2.68	$2.68	$–	$–	$–	$–	$14.95	21.84%[1]	$6,344	2.70%[2]	2.70%[2]	2.19%[2]	0.07%[2]	23%

2016	11.59	0.01	0.85	0.86	(0.17)	(0.01)	(0.18)	–	12.27	7.49 [1]	5,086	2.70 [2]	2.70 [2]	2.19 [2]	(0.04)[2]	67

Royce International Premier Fund–R Class [e]
2017†	$9.06	$0.03	$1.97	$2.00	$–	$–	$–	$–	$11.06	22.08%[1]	$63	18.34%[2]	18.34%[2]	1.74%[2]	0.53%[2]	23%

2016	8.64	(0.02)	0.70	0.68	(0.25)	(0.01)	(0.26)	–	9.06	7.96 [1]	51	28.36 [2]	28.35 [2]	1.74 [2]	0.31 [2]	67

Royce Low-Priced Stock Fund–Investment Class
2017†	$8.26	$0.01	$0.08	$0.09	$–	$–	$–	$–	$8.35	1.09%[1]	$20,998	1.34%[2]	1.34%[2]	1.24%[2]	0.19%[2]	17%

2016	7.77	0.04	1.24	1.28	(0.06)	(0.73)	(0.79)	–	8.26	16.42	22,852	1.31	1.31	1.24	0.39	34

2015	9.46	0.00	(0.97)	(0.97)	–	(0.72)	(0.72)	–	7.77	(10.21)	28,732	1.28	1.28	1.24	0.03	53

2014	13.60	0.06	(0.58)	(0.52)	(0.01)	(3.61)	(3.62)	–	9.46	(3.15)	50,371	1.25	1.25	1.24	0.46	29

2013	13.83	0.05	1.71	1.76	(0.05)	(1.94)	(1.99)	–	13.60	13.17	88,568	1.37	1.37	1.24	0.18	16

2012	14.34	0.15	0.50	0.65	(0.25)	(0.91)	(1.16)	–	13.83	4.79	255,335	1.26	1.26	1.24	0.86	8

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Semiannual Report to Shareholders | 97

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Low-Priced Stock Fund–Service Class
2017†	$8.23	$(0.00)	$0.08	$0.08	$–	$–	$–	$–	$8.31	0.97%[1]	$251,575	1.53%[2]	1.53%[2]	1.49%[2]	(0.07)%[2]	17%

2016	7.75	0.02	1.23	1.25	(0.04)	(0.73)	(0.77)	–	8.23	16.09	281,873	1.52	1.52	1.49	0.14	34

2015	9.46	(0.02)	(0.97)	(0.99)	–	(0.72)	(0.72)	–	7.75	(10.42)	316,475	1.49	1.49	1.47	(0.20)	53

2014	13.62	0.03	(0.58)	(0.55)	–	(3.61)	(3.61)	–	9.46	(3.37)	520,905	1.55	1.55	1.49	0.21	29

2013	13.84	(0.00)	1.72	1.72	(0.00)	(1.94)	(1.94)	–	13.62	12.91	1,008,207	1.65	1.65	1.49	(0.02)	16

2012	14.31	0.11	0.49	0.60	(0.16)	(0.91)	(1.07)	–	13.84	4.48	1,800,089	1.57	1.57	1.49	0.54	8

Royce Low-Priced Stock Fund–Institutional Class
2017†	$8.28	$0.00	$0.08	$0.08	$–	$–	$–	$–	$8.36	0.97%[1]	$10,086	1.30%[2]	1.30%[2]	1.30%[2]	0.11%[2]	17%

2016	7.78	0.06	1.23	1.29	(0.06)	(0.73)	(0.79)	–	8.28	16.50	12,336	1.21	1.21	1.21	0.41	34

2015	9.46	0.01	(0.97)	(0.96)	(0.00)	(0.72)	(0.72)	–	7.78	(10.05)	39,004	1.11	1.11	1.11	0.14	53

2014	13.61	0.08	(0.58)	(0.50)	(0.04)	(3.61)	(3.65)	–	9.46	(3.01)	101,473	1.16	1.16	1.16	0.47	29

2013	13.84	0.05	1.71	1.76	(0.05)	(1.94)	(1.99)	–	13.61	13.20	345,983	1.22	1.22	1.22	0.26	16

2012	14.36	0.16	0.49	0.65	(0.26)	(0.91)	(1.17)	–	13.84	4.81	969,664	1.20	1.20	1.20	0.92	8

Royce Low-Priced Stock Fund–R Class
2017†	$7.81	$(0.02)	$0.08	$0.06	$–	$–	$–	$–	$7.87	0.77%[1]	$972	2.98%[2]	2.98%[2]	1.84%[2]	(0.42)%[2]	17%

2016	7.38	(0.01)	1.18	1.17	(0.01)	(0.73)	(0.74)	–	7.81	15.83	1,036	2.82	2.82	1.84	(0.21)	34

2015	9.08	(0.05)	(0.93)	(0.98)	–	(0.72)	(0.72)	–	7.38	(10.74)	1,132	2.78	2.78	1.84	(0.58)	53

2014	13.27	(0.02)	(0.56)	(0.58)	–	(3.61)	(3.61)	–	9.08	(3.72)	1,892	2.21	2.21	1.84	(0.15)	29

2013	13.58	(0.05)	1.68	1.63	–	(1.94)	(1.94)	–	13.27	12.44	3,130	2.21	2.21	1.84	(0.37)	16

2012	14.05	0.04	0.50	0.54	(0.10)	(0.91)	(1.01)	–	13.58	4.10	5,823	2.05	2.05	1.84	0.22	8

Royce Micro-Cap Fund–Investment Class
2017†	$11.92	$(0.02)	$0.26	$0.24	$–	$–	$–	$–	$12.16	2.01%[1]	$176,672	1.52%[2]	1.52%[2]	1.49%[2]	(0.29)%[2]	17%

2016	11.09	0.01	2.18	2.19	(0.06)	(1.30)	(1.36)	–	11.92	19.74	192,731	1.48	1.48	1.48	0.03	38

2015	14.47	0.02	(1.96)	(1.94)	–	(1.44)	(1.44)	–	11.09	(13.32)	219,272	1.51	1.51	1.51	0.15	41

2014	16.68	(0.08)	(0.65)	(0.73)	–	(1.48)	(1.48)	–	14.47	(4.13)	414,120	1.52	1.52	1.52	(0.49)	18

2013	14.78	(0.08)	3.19	3.11	(0.02)	(1.19)	(1.21)	–	16.68	21.29	650,773	1.53	1.53	1.53	(0.52)	22

2012	14.55	0.05	1.07	1.12	(0.01)	(0.88)	(0.89)	–	14.78	7.93	740,364	1.47	1.47	1.47	0.29	15

Royce Micro-Cap Fund–Service Class
2017†	$11.69	$(0.02)	$0.24	$0.22	$–	$–	$–	$–	$11.91	1.88%[1]	$17,230	1.85%[2]	1.85%[2]	1.61%[2]	(0.41)%[2]	17%

2016	10.90	(0.01)	2.15	2.14	(0.05)	(1.30)	(1.35)	–	11.69	19.59	17,343	1.83	1.83	1.61	(0.11)	38

2015	14.26	0.00	(1.92)	(1.92)	–	(1.44)	(1.44)	–	10.90	(13.37)	20,538	1.80	1.80	1.63	0.01	41

2014	16.48	(0.10)	(0.65)	(0.75)	–	(1.48)	(1.48)	0.01	14.26	(4.24)	38,645	1.77	1.77	1.66	(0.63)	18

2013	14.61	(0.10)	3.16	3.06	–	(1.19)	(1.19)	–	16.48	21.20	79,890	1.74	1.74	1.66	(0.66)	22

2012	14.41	0.02	1.06	1.08	–	(0.88)	(0.88)	–	14.61	7.76	109,457	1.74	1.74	1.66	0.14	15

98 | The Royce Funds 2017 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Micro-Cap Fund–Consultant Class
2017†	$9.41	$(0.06)	$0.19	$0.13	$–	$–	$–	$–	$9.54	1.38%[1]	$27,996	2.59%[2]	2.59%[2]	2.59%[2]	(1.40)%[2]	17%

2016	9.04	(0.09)	1.76	1.67	–	(1.30)	(1.30)	–	9.41	18.48	33,622	2.53	2.53	2.53	(1.02)	38

2015	12.23	(0.10)	(1.65)	(1.75)	–	(1.44)	(1.44)	–	9.04	(14.21)	41,024	2.54	2.54	2.54	(0.90)	41

2014	14.48	(0.20)	(0.57)	(0.77)	–	(1.48)	(1.48)	–	12.23	(5.03)	75,868	2.48	2.48	2.48	(1.45)	18

2013	13.08	(0.21)	2.80	2.59	–	(1.19)	(1.19)	–	14.48	20.08	117,538	2.52	2.52	2.52	(1.51)	22

2012	13.11	(0.10)	0.95	0.85	–	(0.88)	(0.88)	–	13.08	6.77	120,871	2.55	2.55	2.55	(0.77)	15

Royce Micro-Cap Opportunity Fund–Investment Class
2017†	$17.19	$(0.06)	$1.74	$1.68	$–	$–	$–	$–	$18.87	9.77%[1]	$48,487	1.26%[2]	1.26%[2]	1.24%[2]	(0.70)%[2]	38%

2016	13.88	(0.08)	3.39	3.31	–	–	–	–	17.19	23.85	45,135	1.30	1.30	1.24	(0.55)	83

2015	16.52	(0.09)	(2.55)	(2.64)	–	(0.00)	(0.00)	–	13.88	(15.98)	34,437	1.39	1.39	1.25	(0.58)	105

2014	17.93	(0.11)	(0.81)	(0.92)	–	(0.51)	(0.51)	0.02	16.52	(4.97)	18,221	1.56	1.56	1.28	(0.60)	131

2013	12.81	(0.13)	5.79	5.66	–	(0.55)	(0.55)	0.01	17.93	44.61	17,461	1.78	1.78	1.29	(0.80)	129

2012	10.33	0.07	3.50	3.57	(0.13)	(0.96)	(1.09)	–	12.81	35.14	3,198	0.29 [2]	0.29 [2]	0.25 [2]	0.64 [2]	196

Royce Micro-Cap Opportunity Fund–Service Class [a]
2017†	$8.66	$(0.04)	$0.88	$0.84	$–	$–	$–	$–	$9.50	9.70%[1]	$1,042	3.36%[2]	3.36%[2]	1.49%[2]	(0.95)%[2]	38%

2016	7.01	(0.06)	1.71	1.65	–	–	–	–	8.66	23.54	995	3.37	3.37	1.49	(0.81)	83

2015	8.37	(0.07)	(1.29)	(1.36)	–	(0.00)	(0.00)	–	7.01	(16.24)	1,212	3.22	3.22	1.51	(0.86)	105

2014	10.00	(0.04)	(1.11)	(1.15)	–	(0.51)	(0.51)	0.03	8.37	(11.11)[1]	939	10.50 [2]	10.50 [2]	1.53 [2]	(0.65)[2]	131

Royce Opportunity Fund–Investment Class
2017†	$12.85	$(0.01)	$1.06	$1.05	$–	$–	$–	$–	$13.90	8.17%[1]	$755,381	1.18%[2]	1.18%[2]	1.18%[2]	(0.11)%[2]	20%

2016	10.57	(0.02)	3.19	3.17	–	(0.89)	(0.89)	–	12.85	29.86	751,184	1.19	1.19	1.19	(0.18)	26

2015	13.46	(0.03)	(1.80)	(1.83)	–	(1.06)	(1.06)	–	10.57	(13.57)	746,052	1.17	1.17	1.17	(0.27)	27

2014	15.54	(0.05)	(0.09)	(0.14)	–	(1.94)	(1.94)	–	13.46	(0.48)	1,284,044	1.14	1.14	1.14	(0.30)	36

2013	11.95	(0.05)	5.18	5.13	–	(1.54)	(1.54)	–	15.54	43.50	1,426,214	1.16	1.16	1.16	(0.36)	39

2012	10.32	0.00	2.30	2.30	–	(0.67)	(0.67)	–	11.95	22.59	921,473	1.13	1.13	1.13	0.02	34

Royce Opportunity Fund–Service Class
2017†	$12.02	$(0.03)	$0.99	$0.96	$–	$–	$–	$–	$12.98	7.99%[1]	$95,270	1.55%[2]	1.55%[2]	1.49%[2]	(0.41)%[2]	20%

2016	9.95	(0.05)	3.01	2.96	–	(0.89)	(0.89)	–	12.02	29.61	73,517	1.53	1.53	1.49	(0.48)	26

2015	12.80	(0.07)	(1.72)	(1.79)	–	(1.06)	(1.06)	–	9.95	(13.96)	100,918	1.49	1.49	1.49	(0.59)	27

2014	14.92	(0.09)	(0.09)	(0.18)	–	(1.94)	(1.94)	–	12.80	(0.74)	155,085	1.47	1.47	1.47	(0.64)	36

2013	11.55	(0.09)	5.00	4.91	–	(1.54)	(1.54)	–	14.92	43.10	208,237	1.47	1.47	1.47	(0.67)	39

2012	10.03	(0.04)	2.23	2.19	–	(0.67)	(0.67)	–	11.55	22.14	205,084	1.46	1.46	1.46	(0.32)	34

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Semiannual Report to Shareholders | 99

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Opportunity Fund–Consultant Class
2017†	$10.71	$(0.07)	$0.88	$0.81	$-	$-	$-	$-	$11.52	7.56%[1]	$20,134	2.27%[2]	2.27%[2]	2.27%[2]	(1.20)%[2]	20%

2016	9.01	(0.12)	2.71	2.59	-	(0.89)	(0.89)	-	10.71	28.59	21,116	2.28	2.28	2.28	(1.27)	26

2015	11.79	(0.15)	(1.57)	(1.72)	–	(1.06)	(1.06)	–	9.01	(14.56)	19,464	2.26	2.26	2.26	(1.34)	27

2014	14.02	(0.19)	(0.10)	(0.29)	–	(1.94)	(1.94)	–	11.79	(1.61)	20,518	2.24	2.24	2.24	(1.40)	36

2013	11.01	(0.20)	4.75	4.55	–	(1.54)	(1.54)	–	14.02	41.93	18,643	2.31	2.31	2.31	(1.51)	39

2012	9.67	(0.13)	2.14	2.01	–	(0.67)	(0.67)	–	11.01	21.09	11,930	2.36	2.36	2.36	(1.22)	34

Royce Opportunity Fund–Institutional Class
2017†	$13.08	$0.00	$1.08	$1.08	$-	$-	$-	$-	$14.16	8.26%[1]	$584,358	1.07%[2]	1.07%[2]	1.07%[2]	0.00%[2]	20%

2016	10.74	(0.01)	3.24	3.23	-	(0.89)	(0.89)	-	13.08	29.94	583,975	1.07	1.07	1.07	(0.06)	26

2015	13.64	(0.02)	(1.82)	(1.84)	–	(1.06)	(1.06)	–	10.74	(13.46)	600,945	1.05	1.05	1.05	(0.15)	27

2014	15.71	(0.03)	(0.10)	(0.13)	–	(1.94)	(1.94)	–	13.64	(0.41)	799,131	1.03	1.03	1.03	(0.20)	36

2013	12.06	(0.03)	5.23	5.20	(0.01)	(1.54)	(1.55)	–	15.71	43.69	853,886	1.03	1.03	1.03	(0.23)	39

2012	10.40	0.01	2.32	2.33	–	(0.67)	(0.67)	–	12.06	22.70	689,939	1.04	1.04	1.04	0.11	34

Royce Opportunity Fund–R Class
2017†	$11.67	$(0.04)	$0.96	$0.92	$-	$-	$-	$-	$12.59	7.88%[1]	$38,706	1.80%[2]	1.80%[2]	1.80%[2]	(0.74)%[2]	20%

2016	9.72	(0.08)	2.92	2.84	-	(0.89)	(0.89)	-	11.67	29.08	38,902	1.82	1.82	1.82	(0.81)	26

2015	12.56	(0.11)	(1.67)	(1.78)	–	(1.06)	(1.06)	–	9.72	(14.15)	32,599	1.82	1.82	1.82	(0.90)	27

2014	14.73	(0.13)	(0.10)	(0.23)	–	(1.94)	(1.94)	–	12.56	(1.12)	33,699	1.78	1.78	1.78	(0.93)	36

2013	11.46	(0.14)	4.95	4.81	–	(1.54)	(1.54)	–	14.73	42.56	22,730	1.82	1.82	1.82	(1.02)	39

2012	9.98	(0.07)	2.22	2.15	–	(0.67)	(0.67)	–	11.46	21.85	6,612	2.01	2.01	1.84	(0.62)	34

Royce Opportunity Fund–K Class
2017†	$10.60	$(0.04)	$0.87	$0.83	$-	$-	$-	$-	$11.43	7.83%[1]	$6,654	1.76%[2]	1.76%[2]	1.76%[2]	(0.70%[2]	20%

2016	8.88	(0.07)	2.68	2.61	-	(0.89)	(0.89)	-	10.60	29.24	6,698	1.75	1.75	1.75	(0.74)	26

2015	11.57	(0.08)	(1.55)	(1.63)	–	(1.06)	(1.06)	–	8.88	(14.06)	9,706	1.62	1.62	1.62	(0.73)	27

2014	13.70	(0.10)	(0.09)	(0.19)	–	(1.94)	(1.94)	–	11.57	(0.90)	22,892	1.59	1.59	1.59	(0.75)	36

2013	10.70	(0.08)	4.62	4.54	–	(1.54)	(1.54)	–	13.70	43.07	17,927	1.46	1.46	1.46	(0.65)	39

2012	9.33	(0.04)	2.08	2.04	–	(0.67)	(0.67)	–	10.70	22.19	8,828	1.52	1.52	1.52	(0.36)	34

Royce Pennsylvania Mutual Fund–Investment Class
2017†	$11.02	$0.02	$0.51	$0.53	$-	$-	$-	$-	$11.55	4.81%[1]	$1,622,522	0.93%[2]	0.93%[2]	0.93%[2]	0.34%[2]	16%

2016	9.33	0.07	2.41	2 .48	(0.04)	(0.75)	(0.79)	-	11.02	26.47	1,671,848	0.92	0.92	0.92	0.60	18

2015	13.00	0.09	(1.58)	(1.49)	(0.10)	(2.08)	(2.18)	–	9.33	(11.43)	1,925,419	0.92	0.92	0.92	0.58	21

2014	14.73	0.06	(0.21)	(0.15)	(0.04)	(1.54)	(1.58)	–	13.00	(0.70)	3,869,579	0.91	0.91	0.91	0.35	21

2013	11.50	0.03	3.99	4.02	(0.00)	(0.79)	(0.79)	–	14.73	35.25	5,033,318	0.92	0.92	0.92	0.24	26

2012	10.76	0.15	1.39	1.54	(0.15)	(0.65)	(0.80)	–	11.50	14.58	4,232,988	0.89	0.89	0.89	1.19	22

100 | The Royce Funds 2017 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Pennsylvania Mutual Fund–Service Class
2017†	$11.03	$(0.00)	$0.51	$0.51	$-	$-	$-	$-	$11.54	4.62%[1]	$78,287	1.26%[2]	1.26%[2]	1.26%[2]	(0.00)%[2]	16%

2016	9.35	0.03	2.41	2.44	(0.01)	(0.75)	(0.76)	-	11.03	25.99	100,598	1.26	1.26	1.26	0.27	18

2015	12.96	0.05	(1.56)	(1.51)	(0.02)	(2.08)	(2.10)	-	9.35	(11.57)	102,341	1.23	1.23	1.23	0.29	21

2014	14.69	0.00	(0.19)	(0.19)	-	(1.54)	(1.54)	-	12.96	(1.04)	333,548	1.23	1.23	1.23	0.03	21

2013	11.51	(0.01)	3.98	3.97	-	(0.79)	(0.79)	-	14.69	34.77	591,534	1.25	1.25	1.25	(0.08)	26

2012	10.75	0.10	1.40	1.50	(0.09)	(0.65)	(0.74)	-	11.51	14.15	473,624	1.24	1.24	1.24	0.90	22

Royce Pennsylvania Mutual Fund–Consultant Class
2017†	$8.90	$(0.03)	$0.40	$0.37	$-	$-	$-	$-	$9.27	4.16%[1]	$370,697	1.95%[2]	1.95%[2]	1.95%[2]	(0.68)%[2]	16%

2016	7.70	(0.03)	1.98	1.95	-	(0.75)	(0.75)	-	8.90	25.20	402,114	1.94	1.94	1.94	(0.42)	18

2015	11.16	(0.05)	(1.33)	(1.38)	-	(2.08)	(2.08)	-	7.70	(12.31)	416,862	1.94	1.94	1.94	(0.44)	21

2014	12.96	(0.08)	(0.18)	(0.26)	-	(1.54)	(1.54)	-	11.16	(1.72)	676,347	1.91	1.91	1.91	(0.64)	21

2013	10.29	(0.09)	3.55	3.46	-	(0.79)	(0.79)	-	12.96	33.94	788,017	1.94	1.94	1.94	(0.78)	26

2012	9.69	0.01	1.25	1.26	(0.01)	(0.65)	(0.66)	-	10.29	13.27	654,642	1.97	1.97	1.97	0.12	22

Royce Pennsylvania Mutual Fund–Institutional Class
2017†	$11.04	$0.02	$0.51	$0.53	$-	$-	$-	$-	$11.57	4.80%[1]	$238,644	0.84%[2]	0.84%[2]	0.84%[2]	0.43%[2]	16%

2016	9.34	0.09	2.41	2.50	(0.05)	(0.75)	(0.80)	-	11.04	26.65	245,009	0.83	0.83	0.83	0.63	18

2015	13.02	0.11	(1.60)	(1.49)	(0.11)	(2.08)	(2.19)	-	9.34	(11.34)	498,374	0.81	0.81	0.81	0.68	21

2014	14.75	0.07	(0.20)	(0.13)	(0.06)	(1.54)	(1.60)	-	13.02	(0.58)	802,517	0.79	0.79	0.79	0.48	21

2013	11.52	0.05	3.99	4.04	(0.02)	(0.79)	(0.81)	-	14.75	35.34	818,212	0.79	0.79	0.79	0.40	26

2012	10.79	0.13	1.43	1.56	(0.18)	(0.65)	(0.83)	-	11.52	14.72	488,052	0.80	0.80	0.80	1.53	22

Royce Pennsylvania Mutual Fund–R Class
2017†	$10.44	$(0.02)	$0.47	$0.45	$-	$-	$-	$-	$10.89	4.31%[1]	$16,215	1.64%[2]	1.64%[2]	1.64%[2]	(0.38)%[2]	16%

2016	8.90	(0.01)	2.30	2.29	-	(0.75)	(0.75)	-	10.44	25.62	17,059	1.63	1.63	1.63	(0.11)	18

2015	12.50	(0.02)	(1.50)	(1.52)	-	(2.08)	(2.08)	-	8.90	(12.10)	18,675	1.65	1.65	1.65	(0.15)	21

2014	14.26	(0.03)	(0.19)	(0.22)	-	(1.54)	(1.54)	-	12.50	(1.28)	36,622	1.48	1.48	1.48	(0.21)	21

2013	11.22	(0.05)	3.88	3.83	-	(0.79)	(0.79)	-	14.26	34.42	44,094	1.56	1.56	1.56	(0.39)	26

2012	10.50	0.07	1.35	1.42	(0.05)	(0.65)	(0.70)	-	11.22	13.79	32,977	1.50	1.50	1.50	0.70	22

Royce Pennsylvania Mutual Fund–K Class
2017†	$9.11	$(0.03)	$0.42	$0.39	$-	$-	$-	$-	$9.50	4.28%[1]	$2,722	1.94%[2]	1.94%[2]	1.94%[2]	(0.67)%[2]	16%

2016	7.86	(0.02)	2.02	2.00	-	(0.75)	(0.75)	-	9.11	25.32	3,200	1.81	1.81	1.81	(0.28)	18

2015	11.30	(0.00)	(1.36)	(1.36)	-	(2.08)	(2.08)	-	7.86	(11.95)	4,140	1.51	1.51	1.51	(0.01)	21

2014	13.04	(0.02)	(0.18)	(0.20)	-	(1.54)	(1.54)	-	11.30	(1.24)	10,707	1.42	1.42	1.42	(0.15)	21

2013	10.29	(0.02)	3.56	3.54	-	(0.79)	(0.79)	-	13.04	34.72	11,685	1.37	1.37	1.37	(0.19)	26

2012	9.68	0.09	1.24	1.33	(0.07)	(0.65)	(0.72)	-	10.29	14.04	8,849	1.26	1.26	1.26	0.94	22

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Semiannual Report to Shareholders | 101

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Premier Fund–Investment Class
2017†	$15.51	$(0.00)	$1.35	$1.35	$-	$-	$-	$-	$16.86	8.70%[1]	$1,768,985	1.16%[2]	1.16%[2]	1.16%[2]	(0.06)%[2]	3%

2016	14.28	0.06	3.25	3.31	(0.04)	(2.04)	(2.08)	-	15.51	23.00	1,768,580	1.16	1.16	1.16	0.35	15

2015	19.72	0.13	(2.11)	(1.98)	(0.13)	(3.33)	(3.46)	-	14.28	(9.90)	2,015,905	1.13	1.13	1.13	0.49	13

2014	22.11	0.08	(0.32)	(0.24)	(0.08)	(2.07)	(2.15)	-	19.72	(0.86)	4,097,961	1.10	1.10	1.10	0.34	9

2013	19.16	0.00	5.22	5.22	-	(2.27)	(2.27)	-	22.11	27.73	5,096,793	1.09	1.09	1.09	0.02	11

2012	18.52	0.24	1.85	2.09	(0.24)	(1.21)	(1.45)	-	19.16	11.45	4,629,272	1.06	1.06	1.06	1.19	7

Royce Premier Fund–Service Class
2017†	$15.13	$(0.03)	$1.31	$1.28	$-	$-	$-	$-	$16.41	8.46%[1]	$51,848	1.50%[2]	1.50%[2]	1.49%[2]	(0.38)%[2]	3%

2016	13.98	0.00	3.19	3.19	-	(2.04)	(2.04)	-	15.13	22.63	46,550	1.50	1.50	1.49	0.02	15

2015	19.33	0.06	(2.04)	(1.98)	(0.04)	(3.33)	(3.37)	-	13.98	(10.13)	61,969	1.44	1.43	1.43	0.23	13

2014	21.70	0.01	(0.31)	(0.30)	-	(2.07)	(2.07)	-	19.33	(1.16)	172,810	1.38	1.38	1.38	0.05	9

2013	18.89	(0.07)	5.15	5.08	-	(2.27)	(2.27)	-	21.70	27.39	318,860	1.38	1.38	1.38	(0.33)	11

2012	18.23	0.19	1.81	2.00	(0.13)	(1.21)	(1.34)	-	18.89	11.14	560,553	1.33	1.33	1.32	0.92	7

Royce Premier Fund–Consultant Class
2017†	$12.46	$(0.07)	$1.08	$1.01	$-	$-	$-	$-	$13.47	8.11%[1]	$31,081	2.22%[2]	2.22%[2]	2.22%[2]	(1.12)%[2]	3%

2016	11.89	(0.09)	2.70	2.61	-	(2.04)	(2.04)	-	12.46	21.72	31,353	2.22	2.22	2.22	(0.72)	15

2015	17.09	(0.09)	(1.78)	(1.87)	-	(3.33)	(3.33)	-	11.89	(10.80)	32,982	2.17	2.17	2.17	(0.55)	13

2014	19.58	(0.13)	(0.29)	(0.42)	-	(2.07)	(2.07)	-	17.09	(1.92)	56,884	2.10	2.10	2.10	(0.66)	9

2013	17.35	(0.20)	4.70	4.50	-	(2.27)	(2.27)	-	19.58	26.47	66,712	2.13	2.13	2.13	(1.02)	11

2012	16.87	0.02	1.69	1.71	(0.02)	(1.21)	(1.23)	-	17.35	10.24	60,568	2.12	2.12	2.12	0.13	7

Royce Premier Fund–Institutional Class
2017†	$15.72	$0.01	$1.36	$1.37	$-	$-	$-	$-	$17.09	8.72%[1]	$269,806	1.07%[2]	1.07%[2]	1.07%[2]	0.07%[2]	3%

2016	14.44	0.08	3.30	3.38	(0.06)	(2.04)	(2.10)	-	15.72	23.20	250,826	1.07	1.07	1.07	0.44	15

2015	19.91	0.16	(2.14)	(1.98)	(0.16)	(3.33)	(3.49)	-	14.44	(9.82)	294,477	1.02	1.02	1.02	0.60	13

2014	22.31	0.12	(0.34)	(0.22)	(0.11)	(2.07)	(2.18)	-	19.91	(0.79)	594,463	0.98	0.98	0.98	0.45	9

2013	19.30	0.03	5.25	5.28	-	(2.27)	(2.27)	-	22.31	27.85	989,100	0.98	0.98	0.98	0.13	11

2012	18.66	0.26	1.87	2.13	(0.28)	(1.21)	(1.49)	-	19.30	11.57	866,277	0.98	0.98	0.98	1.30	7

Royce Premier Fund–W Class
2017†	$15.57	$(0.01)	$1.35	$1 .34	$-	$-	$-	$-	$16.91	8.61%[1]	$147,283	1.19%[2]	1.19%[2]	1.19%[2]	(0.08)%[2]	3%

2016	14.32	0.06	3.27	3.33	(0.04)	(2.04)	(2.08)	-	15.57	23.06	147,937	1.17	1.17	1.17	0.34	15

2015	19.76	0.14	(2.12)	(1.98)	(0.13)	(3.33)	(3.46)	-	14.32	(9.88)	192,785	1.12	1.12	1.12	0.51	13

2014	22.16	0.09	(0.33)	(0.24)	(0.09)	(2.07)	(2.16)	-	19.76	(0.89)	446,380	1.07	1.07	1.07	0.36	9

2013	19.20	0.00	5.23	5.23	-	(2.27)	(2.27)	-	22.16	27.73	552,732	1.09	1.09	1.09	0.01	11

2012	18.57	0.25	1.85	2.10	(0.26)	(1.21)	(1.47)	-	19.20	11.46	533,763	1.05	1.05	1.05	1.19	7

102 | The Royce Funds 2017 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Premier Fund–R Class
2017†	$14.47	$(0.06)	$1.26	$1 .20	$-	$-	$-	$-	$15.67	8.29%[1]	$13,058	1.85%[2]	1.85%[2]	1.85%[2]	(0.75)%[2]	3%

2016	13.49	(0.05)	3.07	3.02	-	(2.04)	(2.04)	-	14.47	22.18	13,889	1.84	1.84	1.84	(0.33)	15

2015	18.82	(0.03)	(1.97)	(2.00)	-	(3.33)	(3.33)	-	13.49	(10.50)	16,129	1.78	1.78	1.78	(0.16)	13

2014	21.25	(0.06)	(0.30)	(0.36)	-	(2.07)	(2.07)	-	18.82	(1.48)	27,355	1.71	1.71	1.71	(0.28)	9

2013	18.61	(0.13)	5.04	4.91	-	(2.27)	(2.27)	-	21.25	26.88	32,577	1.74	1.74	1.74	(0.63)	11

2012	17.99	0.11	1.80	1.91	(0.08)	(1.21)	(1.29)	-	18.61	10.75	28,632	1.68	1.68	1.68	0.57	7

Royce Small-Cap Leaders Fund–Investment Class
2017†	$7.12	$0.02	$0.07	$0.09	$-	$-	$-	$-	$7.21	1.26%[1]	$42,866	1.23%[2]	1.23%[2]	1.23%[2]	0.53%[2]	32%

2016	6.28	0.05	1.58	1.63	(0.06)	(0.73)	(0.79)	-	7.12	25.84	48,128	1.23	1.23	1.23	0.62	65

2015	8.74	0.03	(1.09)	(1.06)	(0.04)	(1.36)	(1.40)	-	6.28	(12.21)	50,410	1.24	1.24	1.24	0.40	64

2014	10.11	(0.00)	(0.32)	(0.32)	-	(1.05)	(1.05)	-	8.74	(2.95)	68,898	1.22	1.22	1.22	(0.03)	39

2013	8.85	(0.00)	2.71	2.71	(0.03)	(1.42)	(1.45)	-	10.11	31.24	60,156	1.20	1.20	1.20	(0.07)	31

2012	8.74	0.12	0.88	1.00	(0.15)	(0.74)	(0.89)	-	8.85	11.78	68,395	1.19	1.19	1.19	1.31	13

Royce Small-Cap Leaders Fund–Service Class
2017†	$7.03	$0.01	$0.07	$0.08	$-	$-	$-	$-	$7.11	1.14%[1]	$45,448	1.59%[2]	1.59%[2]	1.49%[2]	0.27%[2]	32%

2016	6.21	0.03	1.56	1.59	(0.04)	(0.73)	(0.77)	-	7.03	25.51	50,523	1.58	1.58	1.49	0.37	65

2015	8.65	0.02	(1.09)	(1.07)	(0.01)	(1.36)	(1.37)	-	6.21	(12.50)	57,729	1.54	1.54	1.49	0.18	64

2014	10.05	(0.04)	(0.31)	(0.35)	-	(1.05)	(1.05)	-	8.65	(3.26)	149,736	1.52	1.52	1.50	(0.39)	39

2013	8.81	(0.04)	2.70	2.66	(0.00)	(1.42)	(1.42)	-	10.05	30.85	231,879	1.50	1.50	1.48	(0.36)	31

2012	8.67	0.11	0.86	0.97	(0.09)	(0.74)	(0.83)	-	8.81	11.52	220,674	1.46	1.46	1.42	1.03	13

Royce Small-Cap Leaders Fund–R Class
2017†	$9.73	$(0.00)	$0.10	$0.10	$-	$-	$-	$-	$9.83	1.03%[1]	$2,032	2.49%[2]	2.48%[2]	1.84%[2]	(0.08)%[2]	32%

2016	8.36	(0.00)	2.11	2.11	(0.01)	(0.73)	(0.74)	-	9.73	25.18	1,871	2.74	2.74	1.84	(0.01)	65

2015	11.14	(0.02)	(1.40)	(1.42)	-	(1.36)	(1.36)	-	8.36	(12.84)	1,681	2.75	2.75	1.84	(0.22)	64

2014	12.67	(0.09)	(0.39)	(0.48)	-	(1.05)	(1.05)	-	11.14	(3.61)	1,983	2.23	2.23	1.84	(0.73)	39

2013	10.84	(0.09)	3.34	3.25	-	(1.42)	(1.42)	-	12.67	30.45	2,807	2.28	2.28	1.84	(0.72)	31

2012	10.46	0.05	1.07	1.12	-	(0.74)	(0.74)	-	10.84	10.95	2,554	2.57	2.57	1.84	0.46	13

Royce Small-Cap Value Fund–Investment Class
2017†	$10.03	$0.02	$(0.44)	$(0.42)	$-	$-	$-	$-	$9.61	(4.19)%[1]	$60,223	1.26%[2]	1.26%[2]	1.24%[2]	0.42%[2]	33%

2016	8.74	0.08	1.79	1.87	(0.08)	(0.50)	(0.58)	-	10.03	21.37	72,863	1.24	1.24	1.24	0.72	56

2015	11.81	0.10	(1.43)	(1.33)	(0.09)	(1.65)	(1.74)	-	8.74	(11.25)	77,821	1.23	1.23	1.23	0.69	60

2014	13.52	0.04	(0.05)	(0.01)	(0.03)	(1.67)	(1.70)	-	11.81	0.27	140,163	1.18	1.18	1.18	0.32	38

2013	11.37	0.02	3.13	3.15	(0.03)	(0.97)	(1.00)	-	13.52	28.06	196,854	1.21	1.21	1.21	0.11	51

2012	10.97	0.15	0.92	1.07	(0.14)	(0.53)	(0.67)	-	11.37	9.88	206,316	1.19	1.19	1.19	1.22	25

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Semiannual Report to Shareholders | 103

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Small-Cap Value Fund–Service Class
2017†	$9.98	$0.01	$(0.43)	$(0.42)	$-	$-	$-	$-	$9.56	(4.21)%[1]	$171,077	1.52%[2]	1.52%[2]	1.49%[2]	0.17%[2]	33%

2016	8.70	0.05	1.79	1.84	(0.06)	(0.50)	(0.56)	-	9.98	21.06	213,067	1.49	1.49	1.48	0.48	56

2015	11.76	0.06	(1.41)	(1.35)	(0.06)	(1.65)	(1.71)	-	8.70	(11.51)	252,814	1.48	1.48	1.48	0.45	60

2014	13.48	0.01	(0.06)	(0.05)	-	(1.67)	(1.67)	-	11.76	(0.02)	477,999	1.45	1.45	1.45	0.04	38

2013	11.34	(0.02)	3.13	3.11	-	(0.97)	(0.97)	-	13.48	27.76	680,674	1.48	1.48	1.48	(0.17)	51

2012	10.94	0.12	0.91	1.03	(0.10)	(0.53)	(0.63)	-	11.34	9.56	831,673	1.45	1.45	1.45	0.90	25

Royce Small-Cap Value Fund–Consultant Class
2017†	$8.98	$(0.03)	$(0.39)	$(0.42)	$-	$-	$-	$-	$8.56	(4.68)%[1]	$13,917	2.32%[2]	2.32%[2]	2.32%[2]	(0.66)%[2]	33%

2016	7.89	(0.03)	1.62	1.59	-	(0.50)	(0.50)	-	8.98	20.10	16,484	2.28	2.28	2.28	(0.33)	56

2015	10.87	(0.04)	(1.29)	(1.33)	-	(1.65)	(1.65)	-	7.89	(12.24)	18,404	2.27	2.27	2.27	(0.36)	60

2014	12.68	(0.09)	(0.05)	(0.14)	-	(1.67)	(1.67)	-	10.87	(0.74)	26,716	2.21	2.21	2.21	(0.71)	38

2013	10.81	(0.12)	2.96	2.84	-	(0.97)	(0.97)	-	12.68	26.61	31,604	2.29	2.29	2.29	(0.97)	51

2012	10.46	0.02	0.89	0.91	(0.03)	(0.53)	(0.56)	-	10.81	8.77	33,480	2.26	2.26	2.26	0.15	25

Royce Small-Cap Value Fund–Institutional Class
2017†	$10.03	$0.03	$(0.44)	$(0.41)	$-	$-	$-	$-	$9.62	(4.09)%[1]	$102,373	1.09%[2]	1.09%[2]	1.09%[2]	0.56%[2]	33%

2016	8.74	0.10	1.79	1.89	(0.10)	(0.50)	(0.60)	-	10.03	21.54	127,741	1.08	1.08	1.08	0.86	56

2015	11.81	0.10	(1.40)	(1.30)	(0.12)	(1.65)	(1.77)	-	8.74	(11.05)	148,652	1.06	1.06	1.06	0.83	60

2014	13.53	0.06	(0.06)	0.00	(0.05)	(1.67)	(1.72)	-	11.81	0.35	196,543	1.05	1.05	1.05	0.46	38

2013	11.38	0.04	3.13	3.17	(0.05)	(0.97)	(1.02)	-	13.53	28.22	219,667	1.05	1.05	1.05	0.27	51

2012	10.98	0.17	0.92	1.09	(0.16)	(0.53)	(0.69)	-	11.38	10.04	202,643	1.05	1.05	1.05	1.41	25

Royce Small-Cap Value Fund–R Class
2017†	$9.63	$(0.01)	$(0.42)	$(0.43)	$-	$-	$-	$-	$9.20	(4.47)%[1]	$15,261	1.87%[2]	1.87%[2]	1.87%[2]	(0.22)%[2]	33%

2016	8.42	0.01	1.73	1.74	(0.03)	(0.50)	(0.53)	-	9.63	20.60	18,059	1.85	1.85	1.85	0.11	56

2015	11.43	0.01	(1.35)	(1.34)	(0.02)	(1.65)	(1.67)	-	8.42	(11.71)	19,200	1.83	1.83	1.83	0.09	60

2014	13.19	(0.03)	(0.06)	(0.09)	-	(1.67)	(1.67)	-	11.43	(0.34)	31,043	1.77	1.77	1.77	(0.26)	38

2013	11.16	(0.06)	3.06	3.00	-	(0.97)	(0.97)	-	13.19	27.21	37,409	1.83	1.83	1.83	(0.52)	51

2012	10.78	0.07	0.91	0.98	(0.07)	(0.53)	(0.60)	-	11.16	9.18	37,679	1.85	1.85	1.85	0.59	25

Royce Small-Cap Value Fund–K Class
2017†	$6.93	$(0.01)	$(0.30)	$(0.31)	$-	$-	$-	$-	$6.62	(4.47)%[1]	$2,053	2.49%[2]	2.49%[2]	1.99%[2]	(0.33)%[2]	33%

2016	6.17	0.00	1.27	1.27	(0.01)	(0.50)	(0.51)	-	6.93	20.52	2,966	1.95	1.95	1.95	(0.04)	56

2015	8.90	0.02	(1.06)	(1.04)	(0.04)	(1.65)	(1.69)	-	6.17	(11.69)	6,026	1.80	1.80	1.80	0.11	60

2014	10.65	(0.02)	(0.06)	(0.08)	-	(1.67)	(1.67)	-	8.90	(0.32)	9,363	1.67	1.67	1.67	(0.18)	38

2013	9.14	(0.03)	2.51	2.48	-	(0.97)	(0.97)	-	10.65	27.55	16,285	1.62	1.62	1.62	(0.30)	51

2012	8.95	0.09	0.75	0.84	(0.12)	(0.53)	(0.65)	-	9.14	9.49	18,209	1.53	1.53	1.53	0.98	25

104 | The Royce Funds 2017 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Small/Mid-Cap Premier Fund–Investment Class
2017†	$14.64	$0.03	$0.81	$0.84	$-	$-	$-	$-	$15.48	5.74%[1]	$85,045	0.98%[2]	0.98%[2]	0.98%[2]	0.34%[2]	31%

2016	12.87	0.04	2.30	2.34	(0.06)	(0.51)	(0.57)	-	14.64	18.12	88,378	1.02	1.02	1.02	0.22	67

2015	15.21	0.12	(1.09)	(0.97)	(0.11)	(1.26)	(1.37)	-	12.87	(6.33)	89,766	1.10	1.10	1.10	0.54	66

2014	16.24	0.10	(0.25)	(0.15)	(0.05)	(0.83)	(0.88)	-	15.21	(0.81)	160,558	1.09	1.09	1.09	0.66	35

2013	14.48	0.03	3.71	3.74	(0.05)	(1.93)	(1.98)	-	16.24	26.37	117,306	1.13	1.13	1.13	0.36	79

2012	13.07	0.10	1.80	1.90	(0.13)	(0.36)	(0.49)	-	14.48	14.70	40,374	1.20	1.20	1.20	0.94	39

Royce Small/Mid-Cap Premier Fund–Service Class
2017†	$14.60	$0.01	$0.82	$0.83	$-	$-	$-	$-	$15.43	5.68%[1]	$122,446	1.32%[2]	1.31%[2]	1.20%[2]	0.12%[2]	31%

2016	12.84	0.00	2.30	2.30	(0.03)	(0.51)	(0.54)	-	14.60	17.84	120,254	1.36	1.36	1.25	(0.01)	67

2015	15.17	0.05	(1.05)	(1.00)	(0.07)	(1.26)	(1.33)	-	12.84	(6.53)	120,381	1.46	1.46	1.35	0.31	66

2014	16.20	0.05	(0.25)	(0.20)	-	(0.83)	(0.83)	-	15.17	(1.14)	175,433	1.43	1.43	1.40	0.32	35

2013	14.45	0.00	3.68	3.68	(0.00)	(1.93)	(1.93)	-	16.20	25.99	223,533	1.45	1.45	1.42	0.02	79

2012	13.00	0.08	1.78	1.86	(0.05)	(0.36)	(0.41)	-	14.45	14.39	203,112	1.46	1.46	1.45	0.56	39

Royce Small/Mid-Cap Premier Fund–Consultant Class
2017†	$10.44	$(0.04)	$0.58	$0.54	$-	$-	$-	$-	$10.98	5.17%[1]	$10,456	2.24%[2]	2.24%[2]	2.09%[2]	(0.78)%[2]	31%

2016	9.37	(0.09)	1.67	1.58	-	(0.51)	(0.51)	-	10.44	16.78	11,643	2.28	2.28	2.14	(0.89)	67

2015	11.47	(0.06)	(0.78)	(0.84)	-	(1.26)	(1.26)	-	9.37	(7.31)	11,369	2.41	2.41	2.24	(0.58)	66

2014	12.57	(0.07)	(0.20)	(0.27)	-	(0.83)	(0.83)	-	11.47	(2.02)	13,338	2.31	2.31	2.31	(0.59)	35

2013	11.68	(0.12)	2.94	2.82	-	(1.93)	(1.93)	-	12.57	24.73	15,942	2.37	2.37	2.37	(0.93)	79

2012	10.64	(0.04)	1.44	1.40	-	(0.36)	(0.36)	-	11.68	13.30	13,909	2.41	2.41	2.41	(0.39)	39

Royce Small/Mid-Cap Premier Fund–R Class
2017†	$9.54	$(0.02)	$0.53	$0.51	$-	$-	$-	$-	$10.05	5.35%[1]	$1,936	2.24%[2]	2.24%[2]	1.69%[2]	(0.38)%[2]	31%

2016	8.56	(0.05)	1.54	1.49	-	(0.51)	(0.51)	-	9.54	17.32	1,945	2.27	2.27	1.74	(0.51)	67

2015	10.60	(0.02)	(0.73)	(0.75)	(0.03)	(1.26)	(1.29)	-	8.56	(7.00)	2,339	2.20	2.20	1.84	(0.19)	66

2014	11.63	(0.02)	(0.18)	(0.20)	-	(0.83)	(0.83)	-	10.60	(1.59)	3,727	1.89	1.89	1.84	(0.14)	35

2013	10.86	(0.05)	2.75	2.70	-	(1.93)	(1.93)	-	11.63	25.51	6,805	1.90	1.90	1.84	(0.39)	79

2012	9.87	0.02	1.34	1.36	(0.01)	(0.36)	(0.37)	-	10.86	13.88	4,832	1.95	1.95	1.84	0.17	39

Royce Smaller-Companies Growth Fund–Investment Class
2017†	$11.22	$(0.04)	$1.32	$1.28	$-	$-	$-	$-	$12.50	11.41%[1]	$97,658	1.23%[2]	1.23%[2]	1.23%[2]	(0.64)%[2]	30%

2016	11.36	(0.05)	1.17	1.12	-	(1.26)	(1.26)	-	11.22	9.67	98,962	1.15	1.15	1.15	(0.41)	59

2015	14.36	(0.06)	(0.19)	(0.25)	-	(2.75)	(2.75)	-	11.36	(1.59)	139,979	1.32	1.32	1.24	(0.38)	45

2014	17.03	(0.07)	0.68	0.61	-	(3.28)	(3.28)	-	14.36	4.04	295,412	1.33	1.33	1.33	(0.40)	52

2013	13.90	(0.09)	4.57	4.48	(0.00)	(1.35)	(1.35)	-	17.03	32.59	244,269	1.37	1.37	1.37	(0.59)	45

2012	12.04	(0.02)	1.88	1.86	-	-	-	-	13.90	15.45	228,016	1.27	1.27	1.27	(0.14)	32

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Semiannual Report to Shareholders | 105

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Smaller-Companies Growth Fund–Service Class
2017†	$11.01	$(0.05)	$1.29	$1.24	$-	$-	$-	$-	$12.25	11.26%[1]	$274,267	1.53%[2]	1.53%[2]	1.49%[2]	(0.91)%[2]	30%

2016	11.20	(0.08)	1.15	1.07	-	(1.26)	(1.26)	-	11.01	9.37	284,640	1.51	1.51	1.49	(0.74)	59

2015	14.23	(0.08)	(0.20)	(0.28)	-	(2.75)	(2.75)	-	11.20	(1.82)	408,744	1.47	1.47	1.45	(0.58)	45

2014	16.93	(0.09)	0.67	0.58	-	(3.28)	(3.28)	-	14.23	3.89	572,899	1.44	1.44	1.42	(0.51)	52

2013	13.83	(0.11)	4.56	4.45	-	(1.35)	(1.35)	-	16.93	32.52	835,379	1.48	1.48	1.46	(0.69)	45

2012	12.00	(0.04)	1.87	1.83	-	-	-	-	13.83	15.25	966,735	1.45	1.45	1.44	(0.33)	32

Royce Smaller-Companies Growth Fund–Consultant Class
2017†	$9.63	$(0.08)	$1.12	$1.04	$-	$-	$-	$-	$10.67	10.80%[1]	$10,953	2.41%[2]	2.41%[2]	2.24%[2]	(1.65)%[2]	30%

2016	10.01	(0.14)	1.02	0.88	-	(1.26)	(1.26)	-	9.63	8.58	10,593	2.35	2.35	2.24	(1.50)	59

2015	13.12	(0.18)	(0.18)	(0.36)	-	(2.75)	(2.75)	-	10.01	(2.61)	14,411	2.32	2.32	2.24	(1.36)	45

2014	15.99	(0.22)	0.63	0.41	-	(3.28)	(3.28)	-	13.12	3.05	17,158	2.29	2.29	2.29	(1.37)	52

2013	13.24	(0.24)	4.34	4.10	-	(1.35)	(1.35)	-	15.99	31.31	22,614	2.36	2.36	2.36	(1.58)	45

2012	11.60	(0.15)	1.79	1.64	-	-	-	-	13.24	14.14	19,618	2.37	2.37	2.37	(1.21)	32

Royce Smaller-Companies Growth Fund–Institutional Class
2017†	$11.35	$(0.04)	$1.34	$1.30	$-	$-	$-	$-	$12.65	11.45%[1]	$12,402	1.18%[2]	1.18%[2]	1.18%[2]	(0.60)%[2]	30%

2016	11.48	(0.05)	1.18	1.13	-	(1.26)	(1.26)	-	11.35	9.66	20,523	1.15	1.15	1.15	(0.41)	59

2015	14.46	(0.03)	(0.20)	(0.23)	-	(2.75)	(2.75)	-	11.48	(1.45)	39,763	1.10	1.10	1.10	(0.22)	45

2014	17.09	(0.03)	0.68	0.65	-	(3.28)	(3.28)	-	14.46	4.26	38,718	1.06	1.06	1.06	(0.16)	52

2013	13.94	(0.03)	4.57	4.54	(0.04)	(1.35)	(1.39)	-	17.09	32.99	142,923	1.07	1.07	1.07	(0.30)	45

2012	12.05	0.01	1.88	1.89	-	-	-	-	13.94	15.68	216,572	1.06	1.06	1.06	0.08	32

Royce Smaller-Companies Growth Fund–R Class
2017†	$10.28	$(0.07)	$1.21	$1.14	$-	$-	$-	$-	$11.42	11.09%[1]	$656	3.38%[2]	3.38%[2]	1.84%[2]	(1.27)%[2]	30%

2016	10.57	(0.11)	1.08	0.97	-	(1.26)	(1.26)	-	10.28	8.97	793	3.33	3.33	1.84	(1.10)	59

2015	13.64	(0.14)	(0.18)	(0.32)	-	(2.75)	(2.75)	-	10.57	(2.20)	886	2.99	2.99	1.84	(0.97)	45

2014	16.43	(0.15)	0.64	0.49	-	(3.28)	(3.28)	-	13.64	3.45	1,360	2.35	2.35	1.84	(0.93)	52

2013	13.51	(0.16)	4.43	4.27	-	(1.35)	(1.35)	-	16.43	31.95	1,605	2.41	2.41	1.84	(1.06)	45

2012	11.77	(0.09)	1.83	1.74	-	-	-	-	13.51	14.78	1,221	2.35	2.35	1.84	(0.66)	32

Royce Special Equity Fund–Investment Class
2017†	$22.02	$0.06	$(0.14)	$(0.08)	$-	$-	$-	$-	$21.94	(0.36)%[1]	$1,134,093	1.16%[2]	1.16%[2]	1.16%[2]	0.55%[2]	11%

2016	17.94	0.21	5.57	5.78	(0.21)	(1.49)	(1.70)	-	22.02	32.21	1,225,095	1.17	1.17	1.17	0.99	29

2015	22.86	0.22	(3.04)	(2.82)	(0.24)	(1.86)	(2.10)	-	17.94	(12.36)	1,098,106	1.15	1.15	1.15	0.80	15

2014	25.02	0.13	0.09	0.22	(0.12)	(2.26)	(2.38)	-	22.86	1.09	1,950,211	1.12	1.12	1.12	0.47	21

2013	21.13	0.03	6.09	6.12	(0.03)	(2.20)	(2.23)	-	25.02	29.36	2,510,346	1.13	1.13	1.13	0.13	28

2012	19.70	0.46	2.53	2.99	(0.46)	(1.10)	(1.56)	-	21.13	15.36	2,048,091	1.13	1.13	1.13	2.20	31

106 | The Royce Funds 2017 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Special Equity Fund–Service Class
2017†	$21.98	$0.04	$(0.15)	$(0.11)	$-	$-	$-	$-	$21.87	(0.50)%[1]	$108,088	1.49%[2]	1.49%[2]	1.39%[2]	0.33%[2]	11%

2016	17.92	0.16	5.56	5.72	(0.17)	(1.49)	(1.66)	-	21.98	31.92	128,102	1.50	1.50	1.39	0.77	29

2015	22.81	0.17	(3.03)	(2.86)	(0.17)	(1.86)	(2.03)	-	17.92	(12.55)	112,315	1.47	1.47	1.39	0.57	15

2014	24.97	0.06	0.09	0.15	(0.05)	(2.26)	(2.31)	-	22.81	0.80	233,791	1.44	1.44	1.39	0.20	21

2013	21.12	(0.03)	6.08	6.05	-	(2.20)	(2.20)	-	24.97	29.04	335,952	1.45	1.45	1.39	(0.13)	28

2012	19.66	0.42	2.52	2.94	(0.38)	(1.10)	(1.48)	-	21.12	15.10	250,915	1.43	1.43	1.39	1.90	31

Royce Special Equity Fund–Consultant Class
2017†	$20.16	$(0.05)	$(0.13)	$(0.18)	$-	$-	$-	$-	$19.98	(0.89)%[1]	$47,245	2.18%[2]	2.18%[2]	2.18%[2]	(0.46)%[2]	11%

2016	16.57	(0.01)	5.13	5.12	(0.04)	(1.49)	(1.53)	-	20.16	30.91	50,514	2.20	2.20	2.20	(0.04)	29

2015	21.27	(0.05)	(2.76)	(2.81)	(0.03)	(1.86)	(1.89)	-	16.57	(13.23)	42,427	2.18	2.18	2.18	(0.24)	15

2014	23.57	(0.13)	0.09	(0.04)	-	(2.26)	(2.26)	-	21.27	0.04	63,981	2.14	2.14	2.14	(0.56)	21

2013	20.20	(0.21)	5.78	5.57	-	(2.20)	(2.20)	-	23.57	27.97	71,333	2.17	2.17	2.17	(0.90)	28

2012	18.88	0.23	2.42	2.65	(0.23)	(1.10)	(1.33)	-	20.20	14.20	57,755	2.18	2.18	2.18	1.13	31

Royce Special Equity Fund–Institutional Class
2017†	$21.84	$0.07	$(0.14)	$(0.07)	$-	$-	$-	$-	$21.77	(0.32)%[1]	$242,481	1.07%[2]	1.07%[2]	1.07%[2]	0.62%[2]	11%

2016	17.80	0.23	5.53	5.76	(0.23)	(1.49)	(1.72)	-	21.84	32.35	206,270	1.07	1.07	1.07	1.10	29

2015	22.71	0.33	(3.12)	(2.79)	(0.26)	(1.86)	(2.12)	-	17.80	(12.27)	208,952	1.04	1.04	1.04	1.02	15

2014	24.88	0.14	0.10	0.24	(0.15)	(2.26)	(2.41)	-	22.71	1.17	639,723	1.02	1.02	1.02	0.56	21

2013	21.02	0.06	6.06	6.12	(0.06)	(2.20)	(2.26)	-	24.88	29.51	700,200	1.01	1.01	1.01	0.26	28

2012	19.63	0.49	2.51	3.00	(0.51)	(1.10)	(1.61)	-	21.02	15.46	571,388	1.02	1.02	1.02	2.28	31

Royce Special Equity Multi-Cap Fund–Investment Class [f]
2017†	$13.90	$0.07	$0.78	$0.85	$-	$-	$-	$-	$14.75	6.12%[1]	$37,210	1.04%[2]	1.04%[2]	0.99%[2]	0.97%[2]	14%

2016	12.34	0.17	1.55	1.72	(0.16)	-	(0.16)	-	13.90	13.92	34,858	1.02	1.02	0.97	1.15	50

2015	15.55	0.40	(2.48)	(2.08)	(0.35)	(0.78)	(1.13)	-	12.34	(13.40)	43,999	1.01	1.01	0.99	1.49	31

2014	14.92	0.10	1.30	1.40	(0.11)	(0.66)	(0.77)	-	15.55	9.53	123,545	0.97	0.97	0.96	0.95	39

2013	11.64	0.12	4.11	4.23	(0.12)	(0.83)	(0.95)	-	14.92	36.62	62,387	1.16	1.16	1.15	0.93	44

2012	11.54	0.12	0.22	0.34	(0.14)	(0.10)	(0.24)	-	11.64	3.00 [1]	34,375	1.19 [2]	1.19 [2]	1.16 [2]	1.55 [2]	14

Royce Special Equity Multi-Cap Fund–Service Class
2017†	$13.95	$0.05	$0.78	$0.83	$-	$-	$-	$-	$14.78	5.95%[1]	$29,092	1.39%[2]	1.39%[2]	1.24%[2]	0.70%[2]	14%

2016	12.38	0.13	1.57	1.70	(0.13)	-	(0.13)	-	13.95	13.69	37,495	1.34	1.34	1.23	0.89	50

2015	15.60	0.26	(2.39)	(2.13)	(0.31)	(0.78)	(1.09)	-	12.38	(13.64)	47,630	1.29	1.29	1.23	1.21	31

2014	14.96	0.10	1.27	1.37	(0.07)	(0.66)	(0.73)	-	15.60	9.28	94,878	1.34	1.34	1.24	0.66	39

2013	11.68	0.09	4.12	4.21	(0.10)	(0.83)	(0.93)	-	14.96	36.26	78,233	1.61	1.61	1.38	0.69	44

2012	10.64	0.13	1.10	1.23	(0.09)	(0.10)	(0.19)	-	11.68	11.62	43,690	1.51	1.51	1.36	1.15	14

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Semiannual Report to Shareholders | 107

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Special Equity Multi-Cap Fund–Consultant Class [g]
2017†	$9.12	$(0.00)	$0.50	$0.50	$-	$-	$-	$-	$9.62	5.48%[1]	$4,334	2.40%[2]	2.40%[2]	1.99%[2]	(0.05)%[2]	14%

2016	8.15	0.02	1.03	1.05	(0.08)	-	(0.08)	-	9.12	12.89	4,986	2.38	2.38	1.99	0.12	50

2015	10.72	0.09	(1.63)	(1.54)	(0.25)	(0.78)	(1.03)	-	8.15	(14.35)	6,825	2.19	2.19	1.99	0.50	31

2014	10.00	(0.04)	1.48	1.44	(0.06)	(0.66)	(0.72)	-	10.72	14.57 [1]	9,223	2.54 [2]	2.54 [2]	1.99 [2]	(0.05)[2]	39

Royce Special Equity Multi-Cap Fund–Institutional Class [h]
2017†	$13.89	$0.08	$0.77	$0.85	$-	$-	$-	$-	$14.74	6.12%[1]	$39,686	0.99%[2]	0.99%[2]	0.89%[2]	1.07%[2]	14%

2016	12.33	0.16	1.57	1.73	(0.17)	-	(0.17)	-	13.89	14.04	37,339	0.99	0.99	0.89	1.22	50

2015	15.56	0.34	(2.41)	(2.07)	(0.38)	(0.78)	(1.16)	-	12.33	(13.32)	36,864	0.94	0.94	0.89	1.56	31

2014	14.92	0.12	1.30	1.42	(0.12)	(0.66)	(0.78)	-	15.56	9.64	75,941	0.93	0.93	0.89	1.01	39

2013	11.64	0.15	4.10	4.25	(0.14)	(0.83)	(0.97)	-	14.92	36.73	48,063	1.10	1.10	1.04	1.02	44

2012	11.83	0.10	(0.03)	0.07	(0.16)	(0.10)	(0.26)	-	11.64	0.61 [1]	30,905	1.21 [2]	1.21 [2]	1.04 [2]	1.76 [2]	14

Royce Total Return Fund–Investment Class
2017†	$13.68	$0.07	$0.30	$0.37	$(0.07)	$-	$(0.07)	$-	$13.98	2.71%[1]	$1,728,996	1.19%[2]	1.19%[2]	1.19%[2]	1.06%[2]	6%

2016	11.91	0.15	2.93	3.08	(0.22)	(1.09)	(1.31)	-	13.68	25.86	1,835,927	1.19	1.19	1.19	1.08	16

2015	14.74	0.17	(1.23)	(1.06)	(0.12)	(1.65)	(1.77)	-	11.91	(7.19)	1,850,309	1.15	1.15	1.15	1.18	11

2014	16.47	0.17	0.00	0.17	(0.28)	(1.62)	(1.90)	-	14.74	1.34	3,077,951	1.13	1.13	1.13	0.95	18

2013	13.63	0.16	4.24	4.40	(0.14)	(1.42)	(1.56)	-	16.47	32.76	3,657,904	1.13	1.13	1.13	1.00	21

2012	12.68	0.26	1.54	1.80	(0.23)	(0.62)	(0.85)	-	13.63	14.42	3,044,664	1.10	1.10	1.10	1.89	17

Royce Total Return Fund–Service Class
2017†	$13.98	$0.06	$0.30	$0.36	$(0.06)	$-	$(0.06)	$-	$14.28	2.54%[1]	$112,301	1.46%[2]	1.46%[2]	1.46%[2]	0.79%[2]	6%

2016	12.12	0.11	3.00	3.11	(0.16)	(1.09)	(1.25)	-	13.98	25.60	142,606	1.46	1.46	1.46	0.80	16

2015	14.98	0.13	(1.25)	(1.12)	(0.09)	(1.65)	(1.74)	-	12.12	(7.48)	137,594	1.43	1.43	1.43	0.90	11

2014	16.61	0.12	0.01	0.13	(0.14)	(1.62)	(1.76)	-	14.98	1.08	232,814	1.42	1.42	1.42	0.60	18

2013	13.72	0.11	4.27	4.38	(0.07)	(1.42)	(1.49)	-	16.61	32.38	493,111	1.48	1.48	1.48	0.68	21

2012	12.71	0.22	1.55	1.77	(0.14)	(0.62)	(0.76)	-	13.72	14.11	264,528	1.39	1.39	1.39	1.58	17

Royce Total Return Fund–Consultant Class
2017†	$14.07	$0.01	$0.30	$0.31	$-	$-	$-	$-	$14.38	2.20%[1]	$248,060	2.17%[2]	2.17%[2]	2.17%[2]	0.08%[2]	6%

2016	12.15	0.01	3.01	3.02	(0.01)	(1.09)	(1.10)	-	14.07	24.73	267,083	2.16	2.16	2.16	0.11	16

2015	15.05	0.03	(1.26)	(1.23)	(0.02)	(1.65)	(1.67)	-	12.15	(8.15)	262,131	2.16	2.16	2.16	0.18	11

2014	16.68	(0.00)	0.02	0.02	(0.03)	(1.62)	(1.65)	-	15.05	0.37	356,731	2.12	2.12	2.12	(0.04)	18

2013	13.81	(0.00)	4.29	4.29	-	(1.42)	(1.42)	-	16.68	31.38	404,498	2.15	2.15	2.15	(0.02)	21

2012	12.77	0.11	1.56	1.67	(0.01)	(0.62)	(0.63)	-	13.81	13.19	331,116	2.20	2.20	2.20	0.80	17

108 | The Royce Funds 2017 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Total Return Fund–Institutional Class
2017†	$13.52	$0.08	$0.30	$0.38	$(0.08)	$-	$(0.08)	$-	$13.82	2.81%[1]	$344,933	1.06%[2]	1.06%[2]	1.06%[2]	1.20%[2]	6%

2016	11.78	0.18	2.90	3.08	(0.25)	(1.09)	(1.34)	-	13.52	26.13	420,375	1.05	1.05	1.05	1.22	16

2015	14.61	0.18	(1.22)	(1.04)	(0.14)	(1.65)	(1.79)	-	11.78	(7.17)	374,555	1.03	1.03	1.03	1.28	11

2014	16.35	0.18	0.02	0.20	(0.32)	(1.62)	(1.94)	-	14.61	1.51	572,662	1.00	1.00	1.00	1.09	18

2013	13.55	0.18	4.21	4.39	(0.17)	(1.42)	(1.59)	-	16.35	32.93	621,447	1.00	1.00	1.00	1.15	21

2012	12.64	0.27	1.54	1.81	(0.28)	(0.62)	(0.90)	-	13.55	14.48	408,551	1.02	1.02	1.02	2.02	17

Royce Total Return Fund–W Class
2017†	$13.67	$0.07	$0.30	$0.37	$(0.07)	$-	$(0.07)	$-	$13.97	2.67%[1]	$85,376	1.25%[2]	1.25%[2]	1.25%[2]	1.01%[2]	6%

2016	11.88	0.17	2.91	3.08	(0.20)	(1.09)	(1.29)	-	13.67	25.96	79,702	1.20	1.20	1.20	1.03	16

2015	14.72	0.16	(1.23)	(1.07)	(0.12)	(1.65)	(1.77)	-	11.88	(7.28)	118,167	1.18	1.18	1.18	1.17	11

2014	16.45	0.15	0.03	0.18	(0.29)	(1.62)	(1.91)	-	14.72	1.35	261,829	1.13	1.13	1.13	0.97	18

2013	13.62	0.16	4.23	4.39	(0.14)	(1.42)	(1.56)	-	16.45	32.71	249,035	1.15	1.15	1.15	0.99	21

2012	12.69	0.26	1.54	1.80	(0.25)	(0.62)	(0.87)	-	13.62	14.41	171,603	1.12	1.12	1.12	1.97	17

Royce Total Return Fund–R Class
2017†	$14.09	$0.03	$0.31	$0.34	$(0.03)	$-	$(0.03)	$-	$14.40	2.41%[1]	$52,170	1.78%[2]	1.78%[2]	1.78%[2]	0.47%[2]	6%

2016	12.19	0.07	3.00	3.07	(0.08)	(1.09)	(1.17)	-	14.09	25.14	53,896	1.78	1.78	1.78	0.49	16

2015	15.07	0.08	(1.25)	(1.17)	(0.06)	(1.65)	(1.71)	-	12.19	(7.79)	50,684	1.77	1.77	1.77	0.56	11

2014	16.73	0.07	0.01	0.08	(0.12)	(1.62)	(1.74)	-	15.07	0.73	65,501	1.72	1.72	1.72	0.37	18

2013	13.82	0.06	4.30	4.36	(0.03)	(1.42)	(1.45)	-	16.73	31.95	72,541	1.75	1.75	1.75	0.39	21

2012	12.79	0.18	1.55	1.73	(0.08)	(0.62)	(0.70)	-	13.82	13.66	48,797	1.74	1.74	1.74	1.36	17

Royce Total Return Fund–K Class
2017†	$9.07	$0.03	$0.21	$0.24	$(0.03)	$-	$(0.03)	$-	$9.28	2.59%[1]	$36,200	1.62%[2]	1.62%[2]	1.62%[2]	0.63%[2]	6%

2016	8.19	0.08	2.01	2.09	(0.12)	(1.09)	(1.21)	-	9.07	25.41	40,952	1.55	1.55	1.55	0.67	16

2015	10.71	0.09	(0.90)	(0.81)	(0.06)	(1.65)	(1.71)	-	8.19	(7.54)	62,597	1.49	1.49	1.49	0.85	11

2014	12.40	0.11	(0.03)	0.08	(0.15)	(1.62)	(1.77)	-	10.71	1.01	91,271	1.47	1.47	1.47	0.55	18

2013	10.53	0.07	3.27	3.34	(0.05)	(1.42)	(1.47)	-	12.40	32.20	196,344	1.50	1.50	1.50	0.62	21

2012	9.90	0.17	1.21	1.38	(0.13)	(0.62)	(0.75)	-	10.53	14.08	163,412	1.43	1.43	1.43	1.51	17

†Six months ended June 30, 2017 (unaudited).
[1]Not annualized
[2]Annualized
[a]The Class commenced operations on March 21, 2014.
[b]The Class commenced operations on September 4, 2012.
[c]The Class commenced operations on January 5, 2016.
[d]The Class commenced operations on January 22, 2014.
[e]The Class commenced operations on February 26, 2016.
[f]The Class commenced operations on March 1, 2012.
[g]The Class commenced operations on January 27, 2014.
[h]The Class commenced operations on April 18, 2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Semiannual Report to Shareholders | 109

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:

    Royce Dividend Value Fund, Royce Global Financial Services Fund, Royce International Micro-Cap Fund, Royce International Premier Fund, Royce Low-Priced Stock Fund, Royce Micro-Cap Fund, Royce Micro-Cap Opportunity Fund, Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Leaders Fund, Royce Small-Cap Value Fund, Royce Small/Mid-Cap Premier Fund, Royce Smaller-Companies Growth Fund, Royce Special Equity Fund, Royce Special Equity Multi-Cap Fund and Royce Total Return Fund (the “Fund” or “Funds”), are the seventeen series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust. Effective May 1, 2017, Royce Heritage Fund became Royce Small/Mid-Cap Premier Fund.
Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.
At June 30, 2017, officers, employees of Royce & Associates (“Royce”), Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Funds:

Royce International Micro-Cap Fund	50%
Royce Micro-Cap Opportunity Fund	15%

VALUATION OF INVESTMENTS:
    Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Trust’s Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.
Level 3	–	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

110 | The Royce Funds 2017 Semiannual Report to Shareholders

VALUATION OF INVESTMENTS (continued):
    The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2017. For a detailed breakout of common stocks by sector classification or country, please refer to the Schedules of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Royce Dividend Value Fund
Common Stocks	$197,573,087	$–	$–	$197,573,087

Cash Equivalents	–	1,678,000	–	1,678,000

Royce Global Financial Services Fund
Common Stocks	50,197,807	28,759	–	50,226,566

Cash Equivalents	–	999,000	–	999,000

Royce International Micro-Cap Fund
Common Stocks	6,989,666	–	–	6,989,666

Cash Equivalents	–	413,000	–	413,000

Royce International Premier Fund
Common Stocks	89,207,188	–	–	89,207,188

Cash Equivalents	–	4,994,000	–	4,994,000

Royce Low-Priced Stock Fund
Common Stocks	276,070,789	1,832,338	0	277,903,127

Cash Equivalents	17,969,507	6,579,000	–	24,548,507

Royce Micro-Cap Fund
Common Stocks	213,316,196	170,610	865,628	214,352,434

Cash Equivalents	10,516,862	7,888,000	–	18,404,862

Royce Micro-Cap Opportunity Fund
Common Stocks	47,302,045	376,034	–	47,678,079

Cash Equivalents	–	2,662,000	–	2,662,000

Royce Opportunity Fund
Common Stocks	1,387,855,176	1,715,668	–	1,389,570,844

Cash Equivalents	92,992,860	109,895,000	–	202,887,860

Royce Pennsylvania Mutual Fund
Common Stocks	2,307,690,504	7,223,576	–	2,314,914,080

Cash Equivalents	89,501,412	29,850,000	–	119,351,412

Royce Premier Fund
Common Stocks	2,103,669,065	–	–	2,103,669,065

Cash Equivalents	13,674,170	167,266,000	–	180,940,170

Royce Small-Cap Leaders Fund
Common Stocks	84,518,059	–	–	84,518,059

Cash Equivalents	991,866	5,869,000	–	6,860,866

Royce Small-Cap Value Fund
Common Stocks	325,581,920	–	–	325,581,920

Cash Equivalents	6,553,425	39,850,000	–	46,403,425

Royce Small/Mid-Cap Premier Fund
Common Stocks	203,550,702	–	194,317	203,745,019

Cash Equivalents	4,217,261	20,316,000	–	24,533,261

Royce Smaller-Companies Growth Fund
Common Stocks	361,511,045	6,709,060	–	368,220,105

Cash Equivalents	41,138,740	27,192,000	–	68,330,740

Royce Special Equity Fund
Common Stocks	1,354,754,546	39,083,500	–	1,393,838,046

Cash Equivalents	–	138,963,000	–	138,963,000

Royce Special Equity Multi-Cap Fund
Common Stocks	100,471,083	–	–	100,471,083

Cash Equivalents	–	10,308,000	–	10,308,000

Royce Total Return Fund
Common Stocks	2,506,594,104	24,460,367	0	2,531,054,471

Corporate Bond	–	4,224,394	–	4,224,394

Cash Equivalents	6,419,985	67,993,000	–	74,412,985

The Royce Funds 2017 Semiannual Report to Shareholders | 111

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):
Certain securities have transferred in and out of Level 1 and Level 2 measurements during the reporting period. The Funds recognize transfers between levels as of the end of the reporting period. For the six months ended June 30, 2017, the following Funds had securities transfer from Level 1 to Level 2 and from Level 2 to Level 1 within the fair value hierarchy:

	TRANSFERS FROM	TRANSFERS FROM
	LEVEL 1 TO LEVEL 2	LEVEL 2 TO LEVEL 1

Royce Dividend Value Fund	$–	$39,738,757

Royce Global Financial Services Fund	–	11,871,335

Royce International Micro-Cap Fund	–	3,958,368

Royce International Premier Fund	–	75,530,622

Royce Low-Priced Stock Fund	–	17,396,010

Royce Micro-Cap Fund	–	5,899,752

Royce Micro-Cap Opportunity Fund	376,034	–

Royce Opportunity Fund	1,702,607	–

Royce Pennsylvania Mutual Fund	7,223,576	59,731,739

Royce Premier Fund	–	49,751,727

Royce Small-Cap Leaders Fund	–	2,627,466

Royce Small/Mid-Cap Premier Fund	–	5,014,081

Royce Total Return Fund	–	116,024,019

Level 3 Reconciliation:

					REALIZED AND
					UNREALIZED
	BALANCE AS OF 12/31/16	PURCHASES	SALES	TRANSFERS IN	GAIN (LOSS)[1]	BALANCE AS OF 6/30/17

Royce Low-Priced Stock Fund

Common Stocks	$0	$–	$–	$–	$–	$0

Royce Micro-Cap Fund

Common Stocks	865,628	0	–	–	–	865,628

Royce Small/Mid-Cap Premier Fund

Common Stocks	–	0	–	–	194,317	194,317

Royce Total Return Fund

Common Stocks	0	–	–	–	–	0

[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).

	FAIR VALUE AT				IMPACT TO VALUATION FROM
	6/30/17	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE AVERAGE	AN INCREASE IN INPUT[1]

Royce Micro-Cap Fund

		Discounted Present Value
Common Stocks	$865,628	Balance Sheet Analysis	Liquidity Discount	30%-40%	Decrease

Royce Small/Mid-Cap Premier Fund

		Estimated Net Proceeds	Corporate Estimate
Common Stocks	194,317	from Asset Auction	Contained in 8K Filing	N/A	Increase

[1]	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

REPURCHASE AGREEMENTS:
    The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities. The remaining contractual maturities of repurchase agreements held by the Funds at June 30, 2017 are overnight and continuous.

112 | The Royce Funds 2017 Semiannual Report to Shareholders

FOREIGN CURRENCY:
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

SECURITIES LENDING:
    The Funds loan securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. Loans of securities generally do not have stated maturity dates, and the Funds may recall a security at any time. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.

    The following table presents by financial instrument, a Fund’s assets and liabilities net of related collateral held by the Fund at and June 30, 2017:

	GROSS AMOUNT OF ASSETS AND
	LIABILITIES IN THE STATEMENTS OF
	ASSETS AND LIABILITIES[1]	SECURITIES ON LOAN	NET AMOUNT

Royce Low-Priced Stock Fund

Collateral on Loaned Securities/Securities on Loan	$17,969,507	$(17,102,776)	$866,731

Royce Micro-Cap Fund

Collateral on Loaned Securities/Securities on Loan	10,516,862	(9,889,001)	627,861

Royce Opportunity Fund

Collateral on Loaned Securities/Securities on Loan	92,992,860	(90,713,276)	2,279,584

Royce Pennsylvania Mutual Fund

Collateral on Loaned Securities/Securities on Loan	89,501,412	(87,354,679)	2,146,733

Royce Premier Fund

Collateral on Loaned Securities/Securities on Loan	13,674,170	(13,545,585)	128,585

Royce Small-Cap Leaders Fund

Collateral on Loaned Securities/Securities on Loan	991,866	(976,862)	15,004

Royce Small-Cap Value Fund

Collateral on Loaned Securities/Securities on Loan	6,553,425	(6,459,221)	94,204

Royce Small/Mid-Cap Premier Fund

Collateral on Loaned Securities/Securities on Loan	4,217,261	(4,137,574)	79,687

Royce Smaller-Companies Growth Fund

Collateral on Loaned Securities/Securities on Loan	41,138,740	(39,964,689)	1,174,051

Royce Total Return Fund

Collateral on Loaned Securities/Securities on Loan	6,419,985	(6,187,714)	232,271

[1]	Absent an event of default, assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.

DISTRIBUTIONS AND TAXES:
    As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
Royce Dividend Value Fund and Royce Total Return Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

The Royce Funds 2017 Semiannual Report to Shareholders | 113

Notes to Financial Statements (unaudited) (continued)

CAPITAL GAINS TAXES:
The Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Funds record an estimated deferred tax liability for these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statements of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:
The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’ operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses. The Trust has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

COMPENSATING BALANCE CREDITS:
The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

LINE OF CREDIT:
The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This revolving Credit Agreement expires on October 13, 2017. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate or One-Month LIBOR rate. The Funds did not utilize the line of credit during the six months ended June 30, 2017.

Capital Share Transactions (in dollars):

			SHARES ISSUED FOR REINVESTMENT				NET INCREASE (DECREASE) FROM
	SHARES SOLD		OF DISTRIBUTIONS		SHARES REDEEMED		CAPITAL SHARE TRANSACTIONS

	Six Months Ended		Six Months Ended		Six Months Ended		Six Months Ended
	6/30/17	Period Ended	6/30/17	Period Ended	6/30/17	Period Ended	6/30/17	Period Ended
	(unaudited)	12/31/16	(unaudited)	12/31/16	(unaudited)	12/31/16	(unaudited)	12/31/16

Royce Dividend Value Fund
Investment Class	$12,234,505	$18,958,290	$530,292	$9,175,565	$(21,341,874)	$(49,583,548)	$(8,577,077)	$(21,449,693)

Service Class	3,138,534	7,065,296	393,908	9,959,042	(28,922,415)	(76,162,628)	(25,389,973)	(59,138,290)

Consultant Class	21,246	145,757	2,252	121,151	(131,276)	(612,404)	(107,778)	(345,496)

Institutional Class	117,445	73,405	6,248	85,945	(15,998)	(24,719)	107,695	134,631

Royce Global Financial Services Fund
Service Class	8,798,524	10,004,674	–	314,467	(12,253,712)	(22,967,471)	(3,455,188)	(12,648,330)

Institutional Class	485,900	5,237,088	–	62,041	(406,605)	–	79,295	5,299,129

Royce International Micro-Cap Fund
Service Class	536,809	187,420	–	92,479	(186,024)	(594,454)	350,785	(314,555)

Royce International Premier Fund
Investment Class	16,524,771	6,174,749	–	405,500	(3,217,531)	(14,199,466)	13,307,240	(7,619,217)

Service Class	7,246,244	4,838,193	–	841,078	(5,913,343)	(12,025,961)	1,332,901	(6,346,690)

Consultant Class	626,083	378,145	–	69,250	(474,777)	(2,062,532)	151,306	(1,615,137)

R Class	581	10,139	–	1,431	–	–	581	11,570

K Class	–	–	–	672	(24,050)	–	(24,050)	672

Royce Low-Priced Stock Fund
Investment Class	2,130,876	1,971,123	–	1,820,228	(4,198,839)	(10,892,309)	(2,067,963)	(7,100,958)

Service Class	3,837,574	7,067,276	–	23,428,229	(36,331,671)	(80,535,704)	(32,494,097)	(50,040,199)

Institutional Class	200,515	583,934	–	1,067,221	(2,539,408)	(27,305,121)	(2,338,893)	(25,653,966)

R Class	38,226	162,573	–	89,653	(109,159)	(411,859)	(70,933)	(159,633)

K Class	13,656	107,931	–	434,240	(1,113,741)	(687,522)	(1,100,085)	(145,351)

114 | The Royce Funds 2017 Semiannual Report to Shareholders

Capital Share Transactions (in dollars) (continued):

			SHARES ISSUED FOR REINVESTMENT				NET INCREASE (DECREASE) FROM
	SHARES SOLD		OF DISTRIBUTIONS		SHARES REDEEMED		CAPITAL SHARE TRANSACTIONS

	Six Months Ended		Six Months Ended		Six Months Ended		Six Months Ended
	6/30/17	Period Ended	6/30/17	Period Ended	6/30/17	Period Ended	6/30/17	Period Ended
	(unaudited)	12/31/16	(unaudited)	12/31/16	(unaudited)	12/31/16	(unaudited)	12/31/16

Royce Micro-Cap Fund
Investment Class	$2,793,225	$9,466,655	$2,031	$18,015,282	$(22,079,802)	$(66,073,769)	$(19,284,546)	$(38,591,832)

Service Class	2,874,886	4,842,797	–	1,576,589	(3,298,191)	(10,503,711)	(423,305)	(4,084,325)

Consultant Class	291,950	1,293,781	–	4,079,826	(6,227,329)	(14,100,322)	(5,935,379)	(8,726,715)

Royce Micro-Cap Opportunity Fund
Investment Class	1,328,362	6,820,847	–	–	(2,298,213)	(5,142,669)	(969,851)	1,678,178

Service Class	169,617	291,194	–	–	(214,398)	(691,434)	(44,781)	(400,240)

Royce Opportunity Fund
Investment Class	42,593,198	81,034,611	–	41,705,217	(98,169,595)	(253,661,600)	(55,576,397)	(130,921,772)

Service Class	32,281,334	16,933,706	–	4,661,818	(16,544,823)	(62,322,206)	15,736,511	(40,726,682)

Consultant Class	469,970	2,287,388	–	1,568,020	(2,958,356)	(5,702,177)	(2,488,386)	(1,846,769)

Institutional Class	37,353,624	58,740,553	–	35,837,134	(82,962,821)	(220,100,854)	(45,609,197)	(125,523,167)

R Class	3,461,997	5,262,774	–	2,794,912	(6,585,132)	(8,185,578)	(3,123,135)	(127,892)

K Class	1,365,085	2,688,304	–	525,822	(1,928,472)	(7,346,313)	(563,387)	(4,132,187)

Royce Pennsylvania Mutual Fund
Investment Class	53,943,154	101,656,002	–	98,152,740	(178,987,539)	(725,638,867)	(125,044,385)	(525,830,125)

Service Class	17,178,366	27,866,036	–	5,127,006	(43,536,836)	(47,207,450)	(26,358,470)	(14,214,408)

Consultant Class	4,543,399	9,509,567	–	29,743,347	(51,586,237)	(109,823,958)	(47,042,838)	(70,571,044)

Institutional Class	21,373,994	135,118,511	–	18,093,080	(38,740,833)	(481,864,428)	(17,366,839)	(328,652,837)

R Class	2,096,336	2,588,691	–	1,140,459	(3,657,006)	(7,878,915)	(1,560,670)	(4,149,765)

K Class	229,735	507,920	–	247,212	(824,580)	(2,093,193)	(594,845)	(1,338,061)

Royce Premier Fund
Investment Class	62,655,944	132,149,740	3,003	179,639,115	(211,859,552)	(697,868,653)	(149,200,605)	(386,079,798)

Service Class	8,153,742	12,022,129	–	5,025,159	(6,865,078)	(36,123,462)	1,288,664	(19,076,174)

Consultant Class	1,562,901	1,657,648	–	4,316,806	(4,301,930)	(9,246,501)	(2,739,029)	(3,272,047)

Institutional Class	190,614,950	80,363,260	–	29,595,890	(185,151,239)	(177,605,927)	5,463,711	(67,646,777)

W Class	8,837,011	11,616,780	–	14,836,924	(21,881,683)	(85,709,902)	(13,044,672)	(59,256,198)

R Class	473,729	452,451	–	1,728,030	(2,390,920)	(5,486,362)	(1,917,191)	(3,305,881)

K Class		1,217,490		1,845,074		(4,393,199)		(1,330,635)

Royce Small-Cap Leaders Fund
Investment Class	2,336,572	2,943,260	–	4,254,065	(8,189,478)	(15,072,711)	(5,852,906)	(7,875,386)

Service Class	1,867,295	2,746,867	–	4,672,613	(7,486,532)	(20,862,377)	(5,619,237)	(13,442,897)

R Class	515,281	390,342	–	132,202	(372,090)	(549,660)	143,191	(27,116)

K Class	8,625	124,715	–	35,143	(515,907)	(61,065)	(507,282)	98,793

Royce Small-Cap Value Fund
Investment Class	4,683,978	15,238,437	–	3,520,923	(14,368,297)	(33,562,073)	(9,684,319)	(14,802,713)

Service Class	2,018,599	8,438,818	–	10,369,371	(35,331,355)	(87,439,478)	(33,312,756)	(68,631,289)

Consultant Class	360,273	923,536	–	835,891	(2,176,581)	(5,814,390)	(1,816,308)	(4,054,963)

Institutional Class	5,596,291	51,211,150	–	7,164,497	(25,780,485)	(100,761,956)	(20,184,194)	(42,386,309)

R Class	1,382,376	2,883,464	–	953,798	(3,420,830)	(7,228,118)	(2,038,454)	(3,390,856)

K Class	254,270	1,184,756	–	211,184	(1,059,605)	(4,929,415)	(805,335)	(3,533,475)

Royce Small/Mid-Cap Premier Fund
Investment Class	1,985,017	3,678,000	–	3,292,053	(10,282,173)	(20,684,731)	(8,297,156)	(13,714,678)

Service Class	6,101,811	1,980,974	–	4,133,928	(10,625,031)	(21,159,246)	(4,523,220)	(15,044,344)

Consultant Class	155,860	550,259	–	519,489	(1,922,403)	(1,971,398)	(1,766,543)	(901,650)

R Class	151,692	240,334	–	97,399	(265,502)	(950,917)	(113,810)	(613,184)

K Class	73,214	524,089	–	212,068	(4,345,335)	(971,874)	(4,272,121)	(235,717)

Royce Smaller-Companies Growth Fund
Investment Class	5,232,375	9,036,660	–	8,163,119	(17,091,078)	(55,705,571)	(11,858,703)	(38,505,792)

Service Class	3,977,761	14,663,751	–	28,201,863	(44,012,062)	(159,219,364)	(40,034,301)	(116,353,750)

Consultant Class	386,076	170,036	–	1,256,839	(1,136,258)	(4,722,177)	(750,182)	(3,295,302)

Institutional Class	1,677,611	4,456,412	–	1,910,324	(11,911,804)	(24,349,639)	(10,234,193)	(17,982,903)

R Class	47,488	212,289	–	89,046	(263,893)	(364,827)	(216,405)	(63,492)

K Class	10,337	24,433	–	38,133	(220,600)	(140,884)	(210,263)	(78,318)

The Royce Funds 2017 Semiannual Report to Shareholders | 115

Notes to Financial Statements (unaudited) (continued)

Capital Share Transactions (in dollars) (continued):

			SHARES ISSUED FOR REINVESTMENT				NET INCREASE (DECREASE) FROM
	SHARES SOLD		OF DISTRIBUTIONS		SHARES REDEEMED		CAPITAL SHARE TRANSACTIONS

	Six Months Ended		Six Months Ended		Six Months Ended		Six Months Ended
	6/30/17	Period Ended	6/30/17	Period Ended	6/30/17	Period Ended	6/30/17	Period Ended
	(unaudited)	12/31/16	(unaudited)	12/31/16	(unaudited)	12/31/16	(unaudited)	12/31/16

Royce Special Equity Fund
Investment Class	$85,543,791	$179,392,659	$–	$75,160,317	$(170,849,884)	$(354,506,680)	$(85,306,093)	$(99,953,704)

Service Class	9,983,159	30,335,347	–	6,662,481	(29,162,723)	(43,663,631)	(19,179,564)	(6,665,803)

Consultant Class	2,859,948	5,012,148	–	3,309,705	(5,664,530)	(8,602,908)	(2,804,582)	(281,055)

Institutional Class	104,884,931	45,055,283	–	15,454,797	(68,245,297)	(104,274,992)	36,639,634	(43,764,912)

Royce Special Equity Multi-Cap Fund
Investment Class	2,119,365	9,065,075	–	361,721	(1,868,559)	(23,180,740)	250,806	(13,753,944)

Service Class	1,826,570	1,179,738	–	291,900	(12,085,883)	(16,267,235)	(10,259,313)	(14,795,597)

Consultant Class	218,161	563,388	–	37,877	(1,147,822)	(2,866,031)	(929,661)	(2,264,766)

Institutional Class	180,913	175,067	–	461,530	(132,307)	(4,391,464)	48,606	(3,754,867)

Royce Total Return Fund
Investment Class	110,357,620	294,955,069	7,259,661	136,990,355	(263,270,275)	(682,255,576)	(145,652,994)	(250,310,152)

Service Class	30,856,362	36,092,000	454,711	10,591,744	(64,490,248)	(58,098,066)	(33,179,175)	(11,414,322)

Consultant Class	4,610,884	10,401,986	–	17,832,355	(29,304,056)	(60,628,932)	(24,693,172)	(32,394,591)

Institutional Class	33,234,302	293,147,555	2,127,457	34,001,932	(119,968,404)	(348,478,072)	(84,606,645)	(21,328,585)

W Class	11,722,277	25,598,918	119,409	5,366,667	(7,956,546)	(84,376,627)	3,885,140	(53,411,042)

R Class	8,919,550	7,424,801	110,573	4,240,875	(11,937,808)	(15,644,457)	(2,907,685)	(3,978,781)

K Class	6,609,786	22,509,661	101,525	4,948,018	(12,299,078)	(55,761,263)	(5,587,767)	(28,303,584)

Capital Share Transactions (in shares):

			SHARES ISSUED FOR REINVESTMENT				NET INCREASE (DECREASE) IN
	SHARES SOLD		OF DISTRIBUTIONS		SHARES REDEEMED		SHARES OUTSTANDING

	Six Months Ended		Six Months Ended		Six Months Ended		Six Months Ended
	6/30/17	Period Ended	6/30/17	Period Ended	6/30/17	Period Ended	6/30/17	Period Ended
	(unaudited)	12/31/16	(unaudited)	12/31/16	(unaudited)	12/31/16	(unaudited)	12/31/16

Royce Dividend Value Fund
Investment Class	1,647,244	2,660,858	70,304	1,266,523	(2,863,353)	(7,026,219)	(1,145,805)	(3,098,838)

Service Class	413,811	982,932	51,149	1,347,129	(3,788,748)	(10,577,464)	(3,323,788)	(8,247,403)

Consultant Class	2,468	18,781	253	14,300	(15,067)	(84,343)	(12,346)	(51,262)

Institutional Class	15,776	10,503	837	11,998	(2,174)	(3,669)	14,439	18,832

Royce Global Financial Services Fund
Service Class	940,983	1,190,188	–	35,333	(1,309,648)	(2,858,179)	(368,665)	(1,632,658)

Institutional Class	39,591	560,952	–	5,461	(33,556)	–	6,035	566,413

Royce International Micro-Cap Fund
Service Class	49,533	20,043	–	9,360	(17,394)	(61,674)	32,139	(32,271)

Royce International Premier Fund
Investment Class[1]	1,547,410	3,108,605	–	44,220	(304,762)	(1,449,841)	1,242,648	1,702,984

Service Class[1]	558,047	3,645,178	–	77,022	(470,094)	(1,037,673)	87,953	2,684,527

Consultant Class[1]	45,496	572,065	–	5,809	(35,745)	(163,265)	9,751	414,609

R Class[1]	58	5,494	–	163	–	–	58	5,657

K Class[1]	–	2,473	–	78	(2,551)	–	(2,551)	2,551

Royce Low-Priced Stock Fund
Investment Class	259,005	256,929	–	219,834	(510,393)	(1,408,310)	(251,388)	(931,547)

Service Class	466,374	908,878	–	2,839,785	(4,433,161)	(10,354,471)	(3,966,787)	(6,605,808)

Institutional Class	24,342	75,466	–	128,581	(308,779)	(3,729,447)	(284,437)	(3,525,400)

R Class	4,920	22,201	–	11,450	(14,050)	(54,355)	(9,130)	(20,704)

K Class	9,447	57,659	–	301,555	(770,346)	(381,680)	(760,899)	(22,466)

Royce Micro-Cap Fund
Investment Class	236,827	849,276	170	1,510,082	(1,866,429)	(5,962,181)	(1,629,432)	(3,602,823)

Service Class	248,075	435,709	–	134,751	(284,943)	(971,095)	(36,868)	(400,635)

Consultant Class	31,173	148,907	–	433,103	(669,721)	(1,547,295)	(638,548)	(965,285)

Royce Micro-Cap Opportunity Fund
Investment Class	74,705	499,875	–	–	(130,448)	(354,864)	(55,743)	145,011

Service Class	18,536	40,382	–	–	(23,629)	(98,358)	(5,093)	(57,976)

[1]	Includes shares issued in connection with the merger of Royce European Small-Cap Fund and Royce Global Value Fund (2,460,873 for Investment Class, 3,226,058 for Service Class, 542,120 for Consultant Class, 4,452 for R Class and 2,473 for K Class, for the period ended 12/31/16).

116 | The Royce Funds 2017 Semiannual Report to Shareholders

Capital Share Transactions (in shares) (continued):

			SHARES ISSUED FOR REINVESTMENT				NET INCREASE (DECREASE) IN
	SHARES SOLD		OF DISTRIBUTIONS		SHARES REDEEMED		SHARES OUTSTANDING

	Six Months Ended		Six Months Ended		Six Months Ended		Six Months Ended
	6/30/17	Period Ended	6/30/17	Period Ended	6/30/17	Period Ended	6/30/17	Period Ended
	(unaudited)	12/31/16	(unaudited)	12/31/16	(unaudited)	12/31/16	(unaudited)	12/31/16

Royce Opportunity Fund
Investment Class	3,202,738	7,169,819	–	3,210,563	(7,327,098)	(22,519,005)	(4,124,360)	(12,138,623)

Service Class	2,545,889	1,582,515	–	383,689	(1,325,226)	(5,985,363)	1,220,663	(4,019,159)

Consultant Class	42,419	254,530	–	144,785	(267,107)	(586,237)	(224,688)	(186,922)

Institutional Class	2,745,958	5,099,929	–	2,708,778	(6,121,517)	(19,157,014)	(3,375,559)	(11,348,307)

R Class	287,976	525,049	–	236,853	(546,543)	(781,985)	(258,567)	(20,083)

K Class	125,675	280,506	–	49,097	(175,832)	(790,088)	(50,157)	(460,485)

Royce Pennsylvania Mutual Fund
Investment Class	4,817,419	10,226,806	–	8,810,839	(15,977,805)	(73,784,191)	(11,160,386)	(54,746,546)

Service Class	1,551,715	2,531,009	–	459,821	(3,884,985)	(4,824,673)	(2,333,270)	(1,833,843)

Consultant Class	505,544	1,165,040	–	3,308,492	(5,726,085)	(13,450,271)	(5,220,541)	(8,976,739)

Institutional Class	1,901,697	13,478,552	–	1,622,698	(3,469,677)	(46,263,535)	(1,567,980)	(31,162,285)

R Class	198,672	265,258	–	108,100	(344,854)	(837,492)	(146,182)	(464,134)

K Class	24,937	59,680	–	26,841	(89,595)	(262,303)	(64,658)	(175,782)

Royce Premier Fund
Investment Class	3,827,435	8,812,203	191	11,434,739	(12,890,567)	(47,449,896)	(9,062,941)	(27,202,954)

Service Class	511,822	805,849	–	328,013	(429,680)	(2,490,902)	82,142	(1,357,040)

Consultant Class	120,213	132,228	–	342,061	(328,467)	(732,856)	(208,254)	(258,567)

Institutional Class	11,386,378	4,672,420	–	1,859,039	(11,556,791)	(10,964,670)	(170,413)	(4,433,211)

W Class	536,527	769,454	–	940,832	(1,331,641)	(5,671,662)	(795,114)	(3,961,376)

R Class	31,194	31,848	–	117,873	(157,687)	(385,875)	(126,493)	(236,154)

K Class		766,591		61,502,453		(63,925,467)		(1,656,423)

Royce Small-Cap Leaders Fund
Investment Class	328,231	429,323	–	594,974	(1,147,697)	(2,292,098)	(819,466)	(1,267,801)

Service Class	264,988	411,724	–	661,844	(1,065,153)	(3,183,253)	(800,165)	(2,109,685)

R Class	52,911	42,261	–	13,532	(38,563)	(64,382)	14,348	(8,589)

K Class	860	13,532	–	3,507	(51,156)	(6,453)	(50,296)	10,586

Royce Small-Cap Value Fund
Investment Class	483,346	1,706,503	–	347,918	(1,483,652)	(3,693,241)	(1,000,306)	(1,638,820)

Service Class	208,063	918,639	–	1,028,707	(3,649,888)	(9,655,060)	(3,441,825)	(7,707,714)

Consultant Class	40,944	112,192	–	92,160	(250,855)	(700,893)	(209,911)	(496,541)

Institutional Class	568,753	6,021,934	–	707,954	(2,663,494)	(11,003,947)	(2,094,741)	(4,274,059)

R Class	147,773	319,737	–	98,127	(364,575)	(823,181)	(216,802)	(405,317)

K Class	37,862	173,952	–	30,169	(155,576)	(752,641)	(117,714)	(548,520)

Royce Small/Mid-Cap Premier Fund
Investment Class	130,725	281,846	–	222,737	(675,581)	(1,440,664)	(544,856)	(936,081)

Service Class	401,379	149,122	–	280,456	(700,106)	(1,565,689)	(298,727)	(1,136,111)

Consultant Class	14,499	55,903	–	49,287	(177,734)	(203,096)	(163,235)	(97,906)

R Class	15,524	27,042	–	10,114	(26,870)	(106,425)	(11,346)	(69,269)

K Class	7,418	56,896	–	21,750	(431,031)	(107,350)	(423,613)	(28,704)

Royce Smaller-Companies Growth Fund
Investment Class	445,606	847,388	–	717,953	(1,451,969)	(5,074,410)	(1,006,363)	(3,509,069)

Service Class	344,051	1,409,846	–	2,529,315	(3,806,343)	(14,572,615)	(3,462,292)	(10,633,454)

Consultant Class	38,264	18,168	–	128,775	(112,096)	(486,078)	(73,832)	(339,135)

Institutional Class	139,358	412,595	–	166,115	(966,662)	(2,234,312)	(827,304)	(1,655,602)

R Class	4,434	20,463	–	8,546	(24,141)	(35,661)	(19,707)	(6,652)

K Class	1,824	4,217	–	6,933	(39,316)	(23,979)	(37,492)	(12,829)

Royce Special Equity Fund
Investment Class	3,943,565	9,260,512	–	3,410,178	(7,881,190)	(18,239,504)	(3,937,625)	(5,568,814)

Service Class	461,285	1,557,578	–	302,840	(1,347,658)	(2,299,540)	(886,373)	(439,122)

Consultant Class	145,073	271,702	–	164,009	(286,410)	(489,570)	(141,337)	(53,859)

Institutional Class	4,879,532	2,367,916	–	706,990	(3,184,626)	(5,367,357)	1,694,906	(2,292,451)

Royce Special Equity Multi-Cap Fund
Investment Class	142,903	704,106	–	25,618	(127,345)	(1,787,819)	15,558	(1,058,095)

Service Class	124,946	92,500	–	20,600	(844,796)	(1,271,369)	(719,850)	(1,158,269)

Consultant Class	22,919	64,759	–	4,086	(119,533)	(358,839)	(96,614)	(289,994)

Institutional Class	12,667	14,101	–	32,709	(9,001)	(348,109)	3,666	(301,299)

The Royce Funds 2017 Semiannual Report to Shareholders | 117

Notes to Financial Statements (unaudited) (continued)

Capital Share Transactions (in shares) (continued):

			SHARES ISSUED FOR REINVESTMENT				NET INCREASE (DECREASE) IN
	SHARES SOLD		OF DISTRIBUTIONS		SHARES REDEEMED		SHARES OUTSTANDING

	Six Months Ended		Six Months Ended		Six Months Ended		Six Months Ended
	6/30/17	Period Ended	6/30/17	Period Ended	6/30/17	Period Ended	6/30/17	Period Ended
	(unaudited)	12/31/16	(unaudited)	12/31/16	(unaudited)	12/31/16	(unaudited)	12/31/16

Royce Total Return Fund
Investment Class	7,989,965	23,095,630	519,573	9,965,626	(19,037,673)	(54,300,006)	(10,528,135)	(21,238,750)

Service Class	2,187,949	2,651,956	31,853	752,701	(4,558,596)	(4,555,567)	(2,338,794)	(1,150,910)

Consultant Class	323,762	809,896	–	1,253,650	(2,057,427)	(4,654,549)	(1,733,665)	(2,591,003)

Institutional Class	2,427,540	22,240,210	154,151	2,503,885	(8,704,110)	(25,442,830)	(6,122,419)	(698,735)

W Class	847,632	2,022,318	8,564	391,422	(575,591)	(6,527,081)	280,605	(4,113,341)

R Class	626,162	561,428	7,684	298,296	(835,711)	(1,194,084)	(201,865)	(334,360)

K Class	716,292	2,544,929	10,967	540,978	(1,337,414)	(6,214,250)	(610,155)	(3,128,343)

Investment Adviser and Distributor:
INVESTMENT ADVISER:
    Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive investment advisory fees in respect of each Fund that are computed daily and payable monthly. Royce’s commitment to waive its fees and reimburse class-specific expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2018, is shown below to the extent that it impacted net expenses for the six months ended June 30, 2017. See the Prospectus for contractual waiver expiration dates.
		COMMITTED NET ANNUAL OPERATING EXPENSE RATIO CAP[3]							SIX MONTHS ENDED JUNE 30, 2017

	ANNUAL CONTRACTUAL ADVISORY FEE AS A PERCENTAGE OF AVERAGE NET ASSETS [1]	Investment Class	Service Class	Consultant Class	Institutional Class	W Class	R Class	K Class	Net advisory fees	Advisory fees waived

Royce Dividend Value Fund	0.85%	1.09%	1.34%	2.09%	0.89%	N/A	N/A	N/A	$819,900	$69,023

Royce Global Financial Services Fund	1.00%	N/A	1.49%	N/A	1.04%	N/A	N/A	N/A	218,586	34,770

Royce International Micro-Cap Fund	1.25%	N/A	1.64%	N/A	N/A	N/A	N/A	N/A	–	41,449

Royce International Premier Fund	1.00%	1.19%	1.44%	2.19%	N/A	N/A	1.74%	1.49%	372,084	3,553

Royce Low-Priced Stock Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	1.84%	1.59%	1,477,143	–

Royce Micro-Cap Fund	1.25%	1.49%	1.61%	N/A	N/A	N/A	N/A	N/A	1,413,631	–

Royce Micro-Cap Opportunity Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	N/A	N/A	233,753	–

Royce Opportunity Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	7,321,859	–

Royce Pennsylvania Mutual Fund	0.76% [2]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8,945,342	–

Royce Premier Fund	0.99%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	11,141,528	–

Royce Small-Cap Leaders Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	1.84%	1.59%	478,016	–

Royce Small-Cap Value Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	N/A	1.99%	2,031,607	–

Royce Small/Mid-Cap Premier Fund	0.85%	N/A	N/A	2.09%	N/A	N/A	1.69%	1.44%	957,361	–

Royce Smaller-Companies Growth Fund	1.00%	N/A	1.49%	2.24%	N/A	N/A	1.84%	1.59%	2,013,224	–

Royce Special Equity Fund	1.00%	N/A	1.39%	N/A	N/A	N/A	N/A	N/A	7,793,411	–

Royce Special Equity Multi-Cap Fund	0.85%	N/A	1.24%	1.99%	0.89%	N/A	N/A	N/A	444,272	28,367

Royce Total Return Fund	0.99%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13,719,259	–

[1]
From a base annual rate of 1.00% (0.85% for Royce Dividend Value Fund, Royce Small/Mid-Cap Premier Fund and Royce Special Equity Multi-Cap Fund and 1.25% for Royce International Micro-Cap Fund and Royce Micro-Cap Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Royce Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $4 billion – .05% per annum; more than $4 billion to $6 billion – .10% per annum; over $6 billion – .15% per annum. Effective July 1, 2017, the breakpoints changed to more than $2 billion to $3 billion – .05% per annum; more than $3 billion to $4 billion – .10% per annum; over $4 billion – .15% per annum.

[2]
Royce Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.00% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

[3]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses.

DISTRIBUTOR:
    Royce Fund Services, LLC (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive a distribution fees that are computed daily and payable monthly.

	ANNUAL CONTRACTUAL DISTRIBUTION FEE AS A	SIX MONTHS ENDED JUNE 30, 2017

	PERCENTAGE OF AVERAGE NET ASSETS	Net distribution fees	Distribution fees waived

Royce Dividend Value Fund – Service Class	0.25%	$129,450	$5,394

Royce Dividend Value Fund – Consultant Class	1.00%	7,703	–

Royce Global Financial Services Fund – Service Class	0.25%	52,681	2,195

Royce International Micro-Cap Fund – Service Class	0.25%	5,306	2,984

118 | The Royce Funds 2017 Semiannual Report to Shareholders

DISTRIBUTOR (continued):

	ANNUAL CONTRACTUAL DISTRIBUTION FEE AS A	SIX MONTHS ENDED JUNE 30, 2017

	PERCENTAGE OF AVERAGE NET ASSETS	Net distribution fees	Distribution fees waived

Royce International Premier Fund – Service Class	0.25%	$31,856	$21,237

Royce International Premier Fund – Consultant Class	1.00%	27,888	–

Royce International Premier Fund – R Class	0.50%	142	–

Royce International Premier Fund – K Class	0.25%	6	–

Royce Low-Priced Stock Fund – Service Class	0.25%	301,067	26,180

Royce Low-Priced Stock Fund – R Class	0.50%	2,432	–

Royce Low-Priced Stock Fund – K Class	0.25%	409	–

Royce Micro-Cap Fund – Service Class	0.25%	21,256	–

Royce Micro-Cap Fund – Consultant Class	1.00%	150,116	–

Royce Micro-Cap Opportunity Fund – Service Class	0.25%	1,266	–

Royce Opportunity Fund – Service Class	0.25%	93,806	–

Royce Opportunity Fund – Consultant Class	1.00%	101,421	–

Royce Opportunity Fund – R Class	0.50%	95,540	–

Royce Opportunity Fund – K Class	0.25%	8,520	–

Royce Pennsylvania Mutual Fund – Service Class	0.25%	117,211	–

Royce Pennsylvania Mutual Fund – Consultant Class	1.00%	1,910,938	–

Royce Pennsylvania Mutual Fund – R Class	0.50%	40,837	–

Royce Pennsylvania Mutual Fund – K Class	0.25%	3,335	–

Royce Premier Fund – Service Class	0.25%	62,300	–

Royce Premier Fund – Consultant Class	1.00%	157,919	–

Royce Premier Fund – R Class	0.50%	33,486	–

Royce Small-Cap Leaders Fund – Service Class	0.25%	54,850	4,770

Royce Small-Cap Leaders Fund – R Class	0.50%	5,082	–

Royce Small-Cap Leaders Fund – K Class	0.25%	189	–

Royce Small-Cap Value Fund – Service Class	0.25%	226,557	9,440

Royce Small-Cap Value Fund – Consultant Class	1.00%	75,769	–

Royce Small-Cap Value Fund – R Class	0.50%	40,738	–

Royce Small-Cap Value Fund – K Class	0.25%	2,724	–

Royce Small/Mid-Cap Premier Fund – Service Class	0.25%	86,428	67,908

Royce Small/Mid-Cap Premier Fund – Consultant Class	1.00%	55,694	–

Royce Small/Mid-Cap Premier Fund – R Class	0.50%	4,845	–

Royce Small/Mid-Cap Premier Fund – K Class	0.25%	1,559	–

Royce Smaller-Companies Growth Fund – Service Class	0.25%	316,804	27,548

Royce Smaller-Companies Growth Fund – Consultant Class	1.00%	53,385	–

Royce Smaller-Companies Growth Fund – R Class	0.50%	1,873	–

Royce Smaller-Companies Growth Fund – K Class	0.25%	54	–

Royce Special Equity Fund – Service Class	0.25%	143,968	–

Royce Special Equity Fund – Consultant Class	1.00%	241,216	–

Royce Special Equity Multi-Cap Fund – Service Class	0.25%	29,211	9,225

Royce Special Equity Multi-Cap Fund – Consultant Class	1.00%	23,895	–

Royce Total Return Fund – Service Class	0.25%	175,968	–

Royce Total Return Fund – Consultant Class	1.00%	1,276,639	–

Royce Total Return Fund – R Class	0.50%	131,181	–

Royce Total Return Fund – K Class	0.25%	47,182	–

Purchases and Sales of Investment Securities:
    For the six months ended June 30, 2017, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	PURCHASES	SALES[1]

Royce Dividend Value Fund	$22,907,495	$51,286,192

Royce Global Financial Services Fund	4,768,701	6,054,689

Royce International Micro-Cap Fund	3,431,134	2,936,402

Royce International Premier Fund	29,071,739	16,449,906

Royce Low-Priced Stock Fund	48,050,290	79,836,489

Royce Micro-Cap Fund	36,236,124	50,209,784

Royce Micro-Cap Opportunity Fund	17,220,337	17,863,055

Royce Opportunity Fund	277,469,328	380,031,955

Royce Pennsylvania Mutual Fund	369,098,207	569,741,205

Royce Premier Fund	69,840,269	247,779,395

The Royce Funds 2017 Semiannual Report to Shareholders | 119

Notes to Financial Statements (unaudited) (continued)

Purchases and Sales of Investment Securities (continued):

	PURCHASES	SALES[1]

Royce Small-Cap Leaders Fund	$28,267,241	$40,914,735

Royce Small-Cap Value Fund	117,189,900	175,130,699

Royce Small/Mid-Cap Premier Fund	72,247,495	60,956,724

Royce Smaller-Companies Growth Fund	116,113,322	194,869,364

Royce Special Equity Fund	150,035,734	171,187,721

Royce Special Equity Multi-Cap Fund	14,110,423	23,417,946

Royce Total Return Fund	169,084,861	416,398,833

[1]	Excludes the value of securities delivered as a result of redemptions-in-kind.

Cross trades were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7. Cross trades for the six months ended June 30, 2017, were as follows:

	COST OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)

Royce Dividend Value Fund	$–	$13,763,919	$486,027

Royce Low-Priced Stock Fund	–	79,237	25,944

Royce Micro-Cap Fund	–	174,983	6,301

Royce Opportunity Fund	1,439,990	552,500	307,921

Royce Pennsylvania Mutual Fund	552,500	4,521,828	1,089,055

Royce Premier Fund	1,142,289	–	–

Royce Smaller-Companies Growth Fund	–	2,116,329	(2,174,137)

Royce Total Return Fund	13,763,919	–	–

Redemptions-In-Kind:
    The Funds may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. The net realized gain will not be realized for tax purposes. For the six months ended June 30, 2017, the following funds had redemptions in kind:

	PROCEEDS	REALIZED GAIN (LOSS)

Royce Premier Fund	$140,719,649	$80,482,308

Royce Total Return Fund	71,247,386	37,568,359

Class Specific Expenses:
    Class specific expenses, for Funds with multiple classes, were as follows for the six months ended June 30, 2017:

							CLASS LEVEL
							EXPENSES
							REIMBURSED BY
	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER		TRANSFER AGENT		INVESTMENT
	FEES	SERVICING	REPORTS	REGISTRATION	BALANCE CREDITS	TOTAL	ADVISER

Royce Dividend Value Fund –
Investment Class	$–	$64,169	$16,078	$8,106	$(74)	$88,279	$–

Royce Dividend Value Fund – Service Class	129,450	80,775	27,971	8,204	(1,126)	245,274	1,650

Royce Dividend Value Fund –
Consultant Class	7,703	3,546	339	5,528	(11)	17,105	7,858

Royce Dividend Value Fund –
Institutional Class	–	3,027	9	5,109	(2)	8,143	8,143

	137,153	151,517	44,397	26,947	(1,213)		17,651

Royce Global Financial Services Fund –
Service Class	52,681	32,845	7,373	9,248	(63)	102,084	3,117

Royce Global Financial Services Fund –
Institutional Class	–	3,065	18	10,054	(2)	13,135	13,135

	52,681	35,910	7,391	19,302	(65)		16,252

Royce International Premier Fund –
Investment Class	–	13,381	2,329	6,794	(20)	22,484	22,484

Royce International Premier Fund –
Service Class	31,856	30,093	5,974	7,599	(226)	75,296	21,341

Royce International Premier Fund –
Consultant Class	27,888	6,613	1,207	6,199	(49)	41,858	13,872

Royce International Premier Fund – R Class	142	3,050	1	1,682	(1)	4,874	4,715

Royce International Premier Fund – K Class	6	686	–	1,939	–	2,631	2,623

	59,892	53,823	9,511	24,213	(296)		65,035

120 | The Royce Funds 2017 Semiannual Report to Shareholders

Class Specific Expenses (continued):

							CLASS LEVEL
							EXPENSES
							REIMBURSED BY
	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER		TRANSFER AGENT		INVESTMENT
	FEES	SERVICING	REPORTS	REGISTRATION	BALANCE CREDITS	TOTAL	ADVISER

Royce Low-Priced Stock Fund –
Investment Class	$–	$17,983	$4,020	$5,651	$(32)	$27,622	$10,520

Royce Low-Priced Stock Fund – Service Class	301,067	202,755	47,170	9,904	(913)	559,983	24,881

Royce Low-Priced Stock Fund –
Institutional Class	–	3,222	2,901	5,709	(4)	11,828	–

Royce Low-Priced Stock Fund – R Class	2,432	4,238	417	2,134	(7)	9,214	5,527

Royce Low-Priced Stock Fund – K Class	409	1,271	64	1,520	(1)	3,263	2,425

	303,908	229,469	54,572	24,918	(957)		43,353

Royce Micro-Cap Fund – Investment Class	–	102,468	47,269	8,591	(730)	157,598	26,512

Royce Micro-Cap Fund – Service Class	21,256	12,585	3,011	5,736	(19)	42,569	20,013

Royce Micro-Cap Fund – Consultant Class	150,116	25,043	5,826	6,159	(82)	187,062	–

	171,372	140,096	56,106	20,486	(831)		46,525

Royce Micro-Cap Opportunity Fund –
Investment Class	–	18,473	2,042	9,172	(15)	29,672	4,454

Royce Micro-Cap Opportunity Fund –
Service Class	1,266	4,303	306	5,437	(2)	11,310	9,486

	1,266	22,776	2,348	14,609	(17)		13,940

Royce Opportunity Fund – Investment Class	–	392,998	60,520	10,163	(1,327)	462,354	–

Royce Opportunity Fund – Service Class	93,806	61,080	21,850	6,697	(59)	183,374	22,101

Royce Opportunity Fund – Consultant Class	101,421	13,567	2,783	5,466	(89)	123,148	–

Royce Opportunity Fund – Institutional Class	–	3,842	15,759	8,778	(27)	28,352	–

Royce Opportunity Fund – R Class	95,540	40,098	1,980	4,818	(36)	142,400	–

Royce Opportunity Fund – K Class	8,520	9,825	681	5,055	(22)	24,059	–

	299,287	521,410	103,573	40,977	(1,560)		22,101

Royce Pennsylvania Mutual Fund –
Investment Class	–	707,804	165,601	11,486	(4,054)	880,837	–

Royce Pennsylvania Mutual Fund –
Service Class	117,211	72,762	11,907	7,672	(114)	209,438	–

Royce Pennsylvania Mutual Fund –
Consultant Class	1,910,938	196,328	49,956	7,532	(966)	2,163,788	–

Royce Pennsylvania Mutual Fund –
Institutional Class	–	4,223	13,372	7,434	(49)	24,980	–

Royce Pennsylvania Mutual Fund – R Class	40,837	20,684	1,922	3,986	(59)	67,370	–

Royce Pennsylvania Mutual Fund – K Class	3,335	6,022	547	5,098	(9)	14,993	–

	2,072,321	1,007,823	243,305	43,208	(5,251)		–

Royce Premier Fund – Investment Class	–	753,069	212,671	12,732	(2,315)	976,157	–

Royce Premier Fund – Service Class	62,300	37,902	6,450	5,827	(141)	112,338	3,491

Royce Premier Fund – Consultant Class	157,919	17,278	3,777	5,441	(81)	184,334	–

Royce Premier Fund – Institutional Class	–	3,852	11,785	6,998	(16)	22,619	–

Royce Premier Fund – W Class	–	68,505	23,201	6,809	(229)	98,286	–

Royce Premier Fund – R Class	33,486	17,407	544	2,205	(15)	53,627	–

	253,705	898,013	258,428	40,012	(2,797)		3,491

Royce Small-Cap Leaders Fund –
Investment Class	–	15,293	6,477	7,485	(42)	29,213	–

Royce Small-Cap Leaders Fund –
Service Class	54,850	40,214	9,723	7,388	(163)	112,012	19,721

Royce Small-Cap Leaders Fund – R Class	5,082	5,303	858	2,806	(39)	14,010	6,533

Royce Small-Cap Leaders Fund – K Class	189	1,063	310	1,488	(1)	3,049	2,679

	60,121	61,873	17,368	19,167	(245)		28,933

The Royce Funds 2017 Semiannual Report to Shareholders | 121

Notes to Financial Statements (unaudited) (continued)

Class Specific Expenses (continued):

							CLASS LEVEL
							EXPENSES
							REIMBURSED BY
	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER		TRANSFER AGENT		INVESTMENT
	FEES	SERVICING	REPORTS	REGISTRATION	BALANCE CREDITS	TOTAL	ADVISER

Royce Small-Cap Value Fund –
Investment Class	$–	$47,138	$8,451	$6,155	$(55)	$61,689	$6,462

Royce Small-Cap Value Fund – Service Class	226,557	148,789	31,556	7,554	(579)	413,877	20,405

Royce Small-Cap Value Fund –
Consultant Class	75,769	11,107	2,139	5,536	(43)	94,508	–

Royce Small-Cap Value Fund –
Institutional Class	–	3,302	1,317	7,116	(10)	11,725	–

Royce Small-Cap Value Fund – R Class	40,738	20,620	1,061	2,603	(36)	64,986	–

Royce Small-Cap Value Fund – K Class	2,724	6,405	1,241	5,069	(7)	15,432	5,431

	345,788	237,361	45,765	34,033	(730)		32,298

Royce Small/Mid-Cap Premier Fund –
Investment Class	–	9,021	1,302	6,980	(24)	17,279	–

Royce Small/Mid-Cap Premier Fund –
Service Class	86,428	46,785	23,845	8,203	(741)	164,520	–

Royce Small/Mid-Cap Premier Fund –
Consultant Class	55,694	8,430	2,867	5,724	(73)	72,642	8,408

Royce Small/Mid-Cap Premier Fund – R Class	4,845	5,154	359	2,292	(12)	12,638	5,343

Royce Small/Mid-Cap Premier Fund – K Class	1,559	2,072	183	1,625	–	5,439	2,254

	148,526	71,462	28,556	24,824	(850)		16,005

Royce Smaller-Companies Growth Fund –
Investment Class	–	49,417	19,640	6,784	(77)	75,764	–

Royce Smaller-Companies Growth Fund –
Service Class	316,804	225,857	52,113	9,815	(771)	603,818	27,619

Royce Smaller-Companies Growth Fund –
Consultant Class	53,385	10,228	2,029	5,596	(42)	71,196	8,854

Royce Smaller-Companies Growth Fund –
Institutional Class	–	3,450	1,401	5,807	(6)	10,652	–

Royce Smaller-Companies Growth Fund –
R Class	1,873	3,925	338	2,503	(8)	8,631	5,753

Royce Smaller-Companies Growth Fund –
K Class	54	1,002	16	1,488	–	2,560	2,446

	372,116	293,879	75,537	31,993	(904)		44,672

Royce Special Equity Fund – Investment Class	–	518,031	97,811	14,740	(1,344)	629,238	–

Royce Special Equity Fund – Service Class	143,968	82,624	20,992	5,966	(762)	252,788	58,913

Royce Special Equity Fund – Consultant Class	241,216	20,792	4,613	5,486	(109)	271,998	–

Royce Special Equity Fund –
Institutional Class	–	5,009	4,651	7,013	(55)	16,618	–

	385,184	626,456	128,067	33,205	(2,270)		58,913

Royce Special Equity Multi-Cap Fund –
Investment Class	–	10,350	1,566	6,892	(34)	18,774	–

Royce Special Equity Multi-Cap Fund –
Service Class	29,211	20,571	3,166	6,689	(79)	59,558	5,472

Royce Special Equity Multi-Cap Fund –
Consultant Class	23,895	4,558	512	5,866	(11)	34,820	8,517

Royce Special Equity Multi-Cap Fund –
Institutional Class	–	3,085	19	6,485	(2)	9,587	9,587

	53,106	38,564	5,263	25,932	(126)		23,576

Royce Total Return Fund – Investment Class	–	1,067,604	220,799	17,031	(2,504)	1,302,930	–

Royce Total Return Fund – Service Class	175,968	97,384	13,299	6,744	(80)	293,315	–

Royce Total Return Fund – Consultant Class	1,276,639	118,978	28,978	7,186	(585)	1,431,196	–

Royce Total Return Fund – Institutional Class	–	5,299	10,039	6,870	(63)	22,145	–

Royce Total Return Fund – W Class	–	54,969	20,860	7,280	(42)	83,067	–

Royce Total Return Fund – R Class	131,181	56,024	3,649	2,769	(117)	193,506	–

Royce Total Return Fund – K Class	47,182	51,705	3,589	5,380	(39)	107,817	–

	1,630,970	1,451,963	301,213	53,260	(3,430)		–

122 | The Royce Funds 2017 Semiannual Report to Shareholders

Tax Information:

At June 30, 2017, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		NET UNREALIZED	GROSS UNREALIZED

	TAX BASIS COST	APPRECIATION (DEPRECIATION)	Appreciation	Depreciation

Royce Dividend Value Fund	$142,387,862	$56,863,225	$64,592,880	$7,729,655

Royce Global Financial Services Fund	41,779,413	9,446,153	11,876,853	2,430,700

Royce International Micro-Cap Fund	6,933,651	469,015	762,878	293,863

Royce International Premier Fund	79,094,541	15,106,647	16,950,056	1,843,409

Royce Low-Priced Stock Fund	256,509,342	45,942,292	68,881,442	22,939,150

Royce Micro-Cap Fund	194,500,509	38,256,787	55,994,612	17,737,825

Royce Micro-Cap Opportunity Fund	42,673,477	7,666,602	10,084,740	2,418,138

Royce Opportunity Fund	1,378,230,639	214,228,065	373,230,484	159,002,419

Royce Pennsylvania Mutual Fund	1,545,712,509	888,552,983	941,482,772	52,929,789

Royce Premier Fund	1,151,917,633	1,132,691,602	1,136,096,860	3,405,258

Royce Small-Cap Leaders Fund	73,045,118	18,333,807	19,329,261	995,454

Royce Small-Cap Value Fund	328,468,118	43,517,227	57,227,426	13,710,199

Royce Small/Mid-Cap Premier Fund	185,462,012	42,816,268	45,130,389	2,314,121

Royce Smaller-Companies Growth Fund	329,863,623	106,687,222	112,306,245	5,619,023

Royce Special Equity Fund	1,109,289,383	423,511,663	440,952,642	17,440,979

Royce Special Equity Multi-Cap Fund	91,402,847	19,376,236	22,254,900	2,878,664

Royce Total Return Fund	1,551,178,990	1,058,512,860	1,123,340,656	64,827,796

The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

Transactions in Affiliated Companies:
    An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended June 30, 2017:

					CHANGE IN NET
					UNREALIZED
	SHARES	MARKET VALUE	COST OF	PROCEEDS	APPRECIATION	REALIZED GAIN	DIVIDEND	SHARES	MARKET VALUE
AFFILIATED COMPANY	12/31/16	12/31/16	PURCHASES	FROM SALES	(DEPRECIATION)	(LOSS)	INCOME	6/30/17	6/30/17

Royce Opportunity Fund
Amtech Systems[1]	697,399	$2,963,946	$–	$640,195	$4,657,280	$(1,844,953)	$–

Dixie Group	839,935	3,023,766	29,231	–	761,810	–	–	847,735	$3,814,807

Echelon Corporation	230,152	1,081,714	–	–	121,981	–	–	230,152	1,203,695

Layne Christensen[1]	978,512	10,636,425	312,397	237,978	(2,083,689)	2,093	–

LMI Aerospace[1]	831,730	7,169,513	–	11,369,995	6,890,852	(2,690,370)	–

Noranda Aluminum Holding Corporation	593,726	14,131	–	–	(1,069)	–	–	593,726	13,062

Northwest Pipe	461,994	7,955,537	469,114	28,255	(426,824)	(13,131)	–	489,326	7,956,441

SigmaTron International	344,772	1,630,772	–	30,304	689,191	(65,968)	–	337,947	2,223,691

VOXX International Cl. A	1,283,078	6,030,467	139,915	691,897	4,628,480	(44,105)	–	1,227,178	10,062,860

		40,506,271			15,238,012	(4,656,434)	–		25,274,556

Royce Pennsylvania Mutual Fund
Preformed Line Products	290,278	16,870,957	–	–	(3,396,252)	–	116,111	290,278	13,474,705

STRATTEC SECURITY	245,247	9,883,454	–	83,382	(1,096,476)	(110,352)	68,417	242,747	8,593,244

		26,754,411			(4,492,728)	(110,352)	184,528		22,067,949

Royce Special Equity Fund
Bassett Furniture Industries	735,000	22,344,000	1,695,330	–	6,320,670	–	153,500	800,000	30,360,000

Bowl America Cl. A	343,000	5,916,750	–	–	(946,680)	–	116,620	343,000	4,970,070

Capella Education	577,700	50,722,060	3,325,770	2,784,875	(2,318,995)	1,132,040	463,382	585,000	50,076,000

Computer Services	739,862	28,743,639	669,308	–	6,095,553	–	419,786	755,500	35,508,500

CSS Industries	885,000	23,956,950	–	–	(805,350)	–	354,000	885,000	23,151,600

Flexsteel Industries	536,000	33,055,120	1,294,491	–	(3,939,791)	–	224,508	562,000	30,409,820

Hooker Furniture	1,110,000	42,124,500	–	–	3,552,000	–	266,400	1,110,000	45,676,500

Hurco Companies	525,000	17,377,500	–	–	866,250	–	105,000	525,000	18,243,750

John B. Sanfilippo & Son	507,500	35,722,925	11,508,718	–	(4,316,843)	–	–	680,000	42,914,800

National Presto Industries	450,000	47,880,000	1,369,728	–	2,022,272	–	2,475,000	464,000	51,272,000

Park Electrochemical	1,950,000	36,367,500	84,004	–	(440,404)	–	390,500	1,955,000	36,011,100

Resources Connection	1,580,000	30,415,000	2,904,295	4,826,120	(8,507,959)	633,284	316,382	1,505,000	20,618,500

Standard Motor Products	1,295,000	68,919,900	3,126,665	4,083,168	(2,767,558)	1,645,761	476,900	1,280,000	66,841,600

		443,545,844			(5,186,835)	3,411,085	5,761,978		456,054,240

The Royce Funds 2017 Semiannual Report to Shareholders | 123

Notes to Financial Statements (unaudited) (continued)

Transactions in Affiliated Companies (continued):

					CHANGE IN NET
					UNREALIZED
	SHARES	MARKET VALUE	COST OF	PROCEEDS	APPRECIATION	REALIZED GAIN	DIVIDEND	SHARES	MARKET VALUE
AFFILIATED COMPANY	12/31/16	12/31/16	PURCHASES	FROM SALES	(DEPRECIATION)	(LOSS)	INCOME	6/30/17	6/30/17

Royce Total Return Fund
Landauer [1]	496,600	$23,886,460	$–	$1,206,307	$1,607,613	$473,251	$270,174

Mueller (Paul) Company	112,500	3,127,500	–	87,481	86,546	(5,450)	–	109,436	$3,121,115

Starrett (L.S.) Company (The) Cl. A	491,000	4,566,300	–	111,767	(271,182)	(75,776)	98,114	477,625	4,107,575

		31,580,260			1,422,977	392,025	368,288		7,228,690

[1]	Not an Affiliated Company at June 30, 2017.

Merger Information:
    On February 26, 2016, Royce International Premier Fund acquired all of the assets and assumed all of the liabilities of Royce European Small-Cap Fund and Royce Global Value Fund. Based on the opinion of counsel delivered to Royce International Premier Fund, the acquisition, which was approved by shareholders of Royce European Small-Cap Fund and Royce Global Value Fund on January 21, 2016, qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or their shareholders. Royce European Small-Cap Fund’s net assets of $19,629,421, including $131,656 of unrealized depreciation and Royce Global Value Fund’s net assets of $43,193,013, including $2,001,574 of unrealized depreciation, were combined with Royce International Premier Fund for total net assets after the acquisition of $74,526,547.

124 | The Royce Funds 2017 Semiannual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire six-month period ended June 30, 2017. Service, Consultant, R and K Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional and W Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses
    The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2017, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
    The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ACTUAL			HYPOTHETICAL (5% PER YEAR RETURN BEFORE EXPENSES)

	Beginning Account	Ending Account	Expenses Paid	Beginning Account	Ending Account	Expenses Paid	Annualized Expense
	Value 1/1/17	Value 6/30/17	During the Period[1]	Value 1/1/17	Value 6/30/17	During the Period[1]	Ratio[2]

Investment Class
Royce Dividend Value Fund	$1,000.00	$1,078.14	$5.51	$1,000.00	$1,019.49	$5.36	1.07%

Royce International Premier Fund	1,000.00	1,224.58	6.56	1,000.00	1,018.89	5.96	1.19%

Royce Low-Priced Stock Fund	1,000.00	1,010.90	6.18	1,000.00	1,018.65	6.21	1.24%

Royce Micro-Cap Fund	1,000.00	1,020.13	7.46	1,000.00	1,017.41	7.45	1.49%

Royce Micro-Cap Opportunity Fund	1,000.00	1,097.73	6.45	1,000.00	1,018.65	6.21	1.24%

Royce Opportunity Fund	1,000.00	1,081.71	6.09	1,000.00	1,018.94	5.91	1.18%

Royce Pennsylvania Mutual Fund	1,000.00	1,048.09	4.72	1,000.00	1,020.18	4.66	0.93%

Royce Premier Fund	1,000.00	1,087.04	6.00	1,000.00	1,019.04	5.81	1.16%

Royce Small-Cap Leaders Fund	1,000.00	1,012.64	6.14	1,000.00	1,018.70	6.16	1.23%

Royce Small-Cap Value Fund	1,000.00	958.13	6.02	1,000.00	1,018.65	6.21	1.24%

Royce Small/Mid-Cap Premier Fund[3]	1,000.00	1,057.38	5.00	1,000.00	1,019.93	4.91	0.98%

Royce Smaller-Companies Growth Fund	1,000.00	1,114.08	6.45	1,000.00	1,018.70	6.16	1.23%

Royce Special Equity Fund	1,000.00	996.37	5.74	1,000.00	1,019.04	5.81	1.16%

Royce Special Equity Multi-Cap Fund	1,000.00	1,061.15	5.06	1,000.00	1,019.89	4.96	0.99%

Royce Total Return Fund	1,000.00	1,027.06	5.98	1,000.00	1,018.89	5.96	1.19%

Service Class
Royce Dividend Value Fund	1,000.00	1,077.18	6.90	1,000.00	1,018.15	6.71	1.34%

Royce Global Financial Services Fund	1,000.00	1,098.32	7.75	1,000.00	1,017.41	7.45	1.49%

Royce International Micro-Cap Fund	1,000.00	1,152.30	8.75	1,000.00	1,016.66	8.20	1.64%

Royce International Premier Fund	1,000.00	1,223.31	7.94	1,000.00	1,017.65	7.20	1.44%

Royce Low-Priced Stock Fund	1,000.00	1,009.72	7.42	1,000.00	1,017.41	7.45	1.49%

Royce Micro-Cap Fund	1,000.00	1,018.82	8.06	1,000.00	1,016.81	8.05	1.61%

Royce Micro-Cap Opportunity Fund	1,000.00	1,097.00	7.75	1,000.00	1,017.41	7.45	1.49%

Royce Opportunity Fund	1,000.00	1,079.87	7.68	1,000.00	1,017.41	7.45	1.49%

Royce Pennsylvania Mutual Fund	1,000.00	1,046.24	6.39	1,000.00	1,018.55	6.31	1.26%

Royce Premier Fund	1,000.00	1,084.60	7.70	1,000.00	1,017.41	7.45	1.49%

Royce Small-Cap Leaders Fund	1,000.00	1,011.38	7.43	1,000.00	1,017.41	7.45	1.49%

Royce Small-Cap Value Fund	1,000.00	957.92	7.23	1,000.00	1,017.41	7.45	1.49%

Royce Small/Mid-Cap Premier Fund[3]	1,000.00	1,056.85	6.12	1,000.00	1,018.84	6.01	1.20%

Royce Smaller-Companies Growth Fund	1,000.00	1,112.62	7.80	1,000.00	1,017.41	7.45	1.49%

Royce Special Equity Fund	1,000.00	995.00	6.88	1,000.00	1,017.90	6.95	1.39%

Royce Special Equity Multi-Cap Fund	1,000.00	1,059.50	6.33	1,000.00	1,018.65	6.21	1.24%

Royce Total Return Fund	1,000.00	1,025.40	7.33	1,000.00	1,017.55	7.30	1.46%

The Royce Funds 2017 Semiannual Report to Shareholders | 125

Understanding Your Fund’s Expenses (unaudited) (continued)

	ACTUAL			HYPOTHETICAL (5% PER YEAR RETURN BEFORE EXPENSES)

	Beginning Account	Ending Account	Expenses Paid	Beginning Account	Ending Account	Expenses Paid	Annualized Expense
	Value 1/1/17	Value 6/30/17	During the Period[1]	Value 1/1/17	Value 6/30/17	During the Period[1]	Ratio[2]

Consultant Class
Royce Dividend Value Fund	$1,000.00	$1,073.32	$10.74	$1,000.00	$1,014.43	$10.44	2.09%

Royce International Premier Fund	1,000.00	1,218.42	12.05	1,000.00	1,013.93	10.94	2.19%

Royce Micro-Cap Fund	1,000.00	1,013.82	12.93	1,000.00	1,011.95	12.92	2.59%

Royce Opportunity Fund	1,000.00	1,075.63	11.68	1,000.00	1,013.54	11.33	2.27%

Royce Pennsylvania Mutual Fund	1,000.00	1,041.57	9.87	1,000.00	1,015.12	9.74	1.95%

Royce Premier Fund	1,000.00	1,081.06	11.46	1,000.00	1,013.79	11.08	2.22%

Royce Small-Cap Value Fund	1,000.00	953.23	11.24	1,000.00	1,013.29	11.58	2.32%

Royce Small/Mid-Cap Premier Fund[3]	1,000.00	1,051.72	10.63	1,000.00	1,014.43	10.44	2.09%

Royce Smaller-Companies Growth Fund	1,000.00	1,108.00	11.71	1,000.00	1,013.69	11.18	2.24%

Royce Special Equity Fund	1,000.00	991.07	10.76	1,000.00	1,013.98	10.89	2.18%

Royce Special Equity Multi-Cap Fund	1,000.00	1,054.82	10.14	1,000.00	1,014.93	9.94	1.99%

Royce Total Return Fund	1,000.00	1,022.03	10.88	1,000.00	1,014.03	10.84	2.17%

Institutional Class
Royce Dividend Value Fund	1,000.00	1,080.55	4.59	1,000.00	1,020.38	4.46	0.89%

Royce Global Financial Services Fund	1,000.00	1,101.49	5.42	1,000.00	1,019.64	5.21	1.04%

Royce Low-Priced Stock Fund	1,000.00	1,009.66	6.48	1,000.00	1,018.35	6.51	1.30%

Royce Opportunity Fund	1,000.00	1,082.57	5.53	1,000.00	1,019.49	5.36	1.07%

Royce Pennsylvania Mutual Fund	1,000.00	1,048.01	4.27	1,000.00	1,020.63	4.21	0.84%

Royce Premier Fund	1,000.00	1,087.15	5.54	1,000.00	1,019.49	5.36	1.07%

Royce Small-Cap Value Fund	1,000.00	959.12	5.29	1,000.00	1,019.39	5.46	1.09%

Royce Smaller-Companies Growth Fund	1,000.00	1,114.54	6.19	1,000.00	1,018.94	5.91	1.18%

Royce Special Equity Fund	1,000.00	996.79	5.30	1,000.00	1,019.49	5.36	1.07%

Royce Special Equity Multi-Cap Fund	1,000.00	1,061.20	4.55	1,000.00	1,020.38	4.46	0.89%

Royce Total Return Fund	1,000.00	1,028.12	5.33	1,000.00	1,019.54	5.31	1.06%

W Class
Royce Premier Fund	1,000.00	1,086.06	6.16	1,000.00	1,018.89	5.96	1.19%

Royce Total Return Fund	1,000.00	1,026.72	6.28	1,000.00	1,018.60	6.26	1.25%

R Class
Royce International Premier Fund	1,000.00	1,220.75	9.58	1,000.00	1,016.17	8.70	1.74%

Royce Low-Priced Stock Fund	1,000.00	1,007.68	9.16	1,000.00	1,015.67	9.20	1.84%

Royce Opportunity Fund	1,000.00	1,078.83	9.28	1,000.00	1,015.87	9.00	1.80%

Royce Pennsylvania Mutual Fund	1,000.00	1,043.10	8.31	1,000.00	1,016.66	8.20	1.64%

Royce Premier Fund	1,000.00	1,082.93	9.55	1,000.00	1,015.62	9.25	1.85%

Royce Small-Cap Leaders Fund	1,000.00	1,010.28	9.17	1,000.00	1,015.67	9.20	1.84%

Royce Small-Cap Value Fund	1,000.00	955.35	9.07	1,000.00	1,015.52	9.35	1.87%

Royce Small/Mid-Cap Premier Fund	1,000.00	1,053.46	8.60	1,000.00	1,016.41	8.45	1.69%

Royce Smaller-Companies Growth Fund	1,000.00	1,110.89	9.63	1,000.00	1,015.67	9.20	1.84%

Royce Total Return Fund	1,000.00	1,024.13	8.93	1,000.00	1,015.97	8.90	1.78%

K Class
Royce Opportunity Fund	1,000.00	1,078.30	9.07	1,000.00	1,016.07	8.80	1.76%

Royce Pennsylvania Mutual Fund	1,000.00	1,042.81	9.83	1,000.00	1,015.17	9.69	1.94%

Royce Small-Cap Value Fund	1,000.00	955.27	9.65	1,000.00	1,014.93	9.94	1.99%

Royce Total Return Fund	1,000.00	1,025.92	8.14	1,000.00	1,016.76	8.10	1.62%

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period).
[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
[3]	GiftShare accounts pay an annual $50 trustee fee to Alliance Trust Company, as trustee. If these fees were included above, your costs would be higher.

126 | The Royce Funds 2017 Semiannual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee1
Age: 77 | Number of Funds Overseen: 22 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Chairman of the Board of Managers of Royce & Associates, LP (“Royce”), the Trust’s investment adviser; Chief Executive Officer (1972-June 2017), President (1972-July 2014) of Royce.

Christopher D. Clark, Trustee1, President
Age: 52 | Number of Funds Overseen: 22 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2017), President (since July 2014), Co-Chief Investment Officer (Since January 2014), Managing Director and, since June 2015, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Trustee
Age: 68 | Number of Funds Overseen: 22 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.
Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Stephen L. Isaacs, Trustee
Age: 77 | Number of Funds Overseen: 22 | Tenure: Since 1989
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 75 | Number of Funds Overseen: 40 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 77 | Number of Funds Overseen: 22 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 71 | Number of Funds Overseen: 40 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds; Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Trustee
Age: 59 | Number of Funds Overseen: 22 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields’s prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).

Francis D. Gannon, Vice President
Age: 49 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President
Age: 55 | Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer
Age: 51 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer
Age: 50 | Tenure: 1996-2001 and Since 2002
Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

Lisa Curcio, Chief Compliance Officer
Age: 57 | Tenure: Since 2004
Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1 Interested Trustee.
Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

The Royce Funds 2017 Semiannual Report to Shareholders | 127

Board Approval of Investment Advisory Agreements

At meetings held on June 5-6, 2017, the Board of Trustees of The Royce Fund (the “Board”), including all of the non-interested trustees, approved: (i) the continuation of an investment advisory agreement between Royce & Associates, LP (“R&A”) and The Royce Fund (“TRF”) relating to Royce Pennsylvania Mutual Fund; and (ii) amended and restated investment advisory agreements between R&A and TRF relating to each of Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Small/Mid-Cap Premier Fund (formerly Royce Heritage Fund), Royce Opportunity Fund, Royce Special Equity Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, Royce Small-Cap Leaders Fund, Royce Dividend Value Fund, Royce Micro-Cap Opportunity Fund, Royce Special Equity Multi-Cap Fund, Royce Global Financial Services Fund, Royce International Micro-Cap Fund, and Royce International Premier Fund (each, an “Investment Advisory Agreement” and collectively, the “Investment Advisory Agreements”). The Investment Advisory Agreements for each series of TRF other than Royce Pennsylvania Mutual Fund (“PMF”) were amended and restated to reflect new lower asset breakpoints; such amended and restated agreements are otherwise substantially identical to the previously existing agreements. In reaching these decisions, the Board reviewed, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed investment advisory fee, expense ratio, and investment performance comparisons for each series of TRF (each, a “Fund” and collectively, the “Funds”) with other mutual funds in its “peer group” and “category”, information regarding the past performance of the Funds and other registered investment companies managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each Fund. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, brokerage commissions and research, brokerage and other execution products and services provided to the Funds. The Board also considered other matters it deemed important to the approval process, such as allocation of Fund brokerage commissions, “soft dollar” research services R&A receives, payments made to affiliates of R&A, as well as payments made by R&A relating to distribution of Fund shares and other direct and indirect benefits to R&A and its affiliates from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each of the Funds. In considering factors relating to the approval of the continuance of the existing Investment Advisory Agreement for PMF and the approval of each amended and restated Investment Advisory Agreement for each Fund other than PMF, the non-interested trustees received assistance and advice from, and met separately with, their independent legal counsel. While continuation of the investment advisory and administrative arrangements for each Fund was considered at the same Board meeting, the trustees dealt with each Fund separately. Among other factors, the trustees considered the following:

The nature, extent and quality of services provided by R&A:
The Board considered the following factors to be of fundamental importance to its consideration of whether to approve the continuance of the existing Investment Advisory Agreement for PMF and to approve each amended and restated Investment Advisory Agreement for each Fund other than PMF: (i) R&A’s more than 40 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing many of the Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing each Fund, other open-end mutual funds, and closed-end funds over more than 40 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent; and (viii) R&A’s focus on shareholder interests as exemplified by capping expenses on smaller funds, closing funds to new investors when R&A believed such closings were in the best interests of existing shareholders, establishing breakpoints for a number of funds and providing expansive shareholder reporting and communications. The Board also noted that R&A’s compensation policy arrangements strongly encourage portfolio manager investment in each Fund that they manage. The Board also reviewed the services that R&A provides to each Fund, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that R&A provided certain administrative services to the Funds at cost pursuant to the Administration Agreement between TRF and R&A. The Board determined that the services to be provided to the Funds by R&A would be the same as those that it previously provided to the Funds. The Board also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for each Fund, finding that these would likely have an impact on the continued success of such Fund. The Board also noted R&A’s ability to attract and retain qualified and experienced personnel. Lastly, the Board noted that R&A officers, employees, and their families had substantial amounts invested in various Funds. The Board concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.

Investment performance of the Funds and R&A:
In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be the most appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of each Fund’s performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a Fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a Fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years.
Overall, the Board noted that financial markets in 2016 were marked by increased return dispersion, declining correlation, and a steepening yield curve. These factors resulted in a very strong year for small-cap stocks and an even better year for small-cap value stocks and cyclical sectors. This market environment enabled many of the Funds to outperform their peers in 2016 as evidenced by their respective Sharpe Ratios. Fourteen of the seventeen Funds had higher percentile rankings in their Morningstar category in 2016 than they did in 2015, with many of those Funds achieving significant improvements. While the trustees recognize that one- year performance does not define a trend and place primary emphasis on medium-term and longer-term risk adjusted performance as referenced above, they also noted that the Funds’ improved relative risk-adjusted performance during the more historically customary market environment that prevailed during 2016 was not insignificant. Along those lines, the Board noted that the Funds also generally underperformed their peers, as evidenced by their respective Sharpe Ratios, from approximately March 2009 through the end of 2015. This post-2008 market period was marked by historically low interest rates and significant U.S. Federal Reserve market intervention. During this period, highly leveraged, non-earning companies and yield-oriented securities (e.g., master limited

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Board Approval of Investment Advisory Agreements (continued)

partnerships, real estate investment trusts, and utilities) generally outperformed the higher quality companies (e.g., those with solid balance sheets, low leverage, the ability to generate and effectively allocate free cash flow, and strong returns on invested capital) and cyclical companies favored by the Funds. The Board also noted, however, as discussed below, that the relative performance for certain Funds during the more historically customary market cycle preceding the 2008 financial crisis was quite strong.
Royce Pennsylvania Mutual Fund (“PMF”), Royce Small/Mid-Cap Premier Fund (formerly Royce Heritage Fund) (“RHF”), Royce Micro-Cap Fund (“RMC”), and Royce Small-Cap Leaders Fund (“ROH”) exemplified the trend of stronger 1-year relative risk-adjusted performance and weaker 3-year, 5-year, and 10-year relative risk-adjusted performance. For example, the Sharpe Ratio for RHF ranked in the 1st, 3rd, 4th, and 4th quartiles in the Morningstar Mid-Cap Growth category for the 1-year, 3-year, 5-year, and 10-year periods, respectively, ended December 31, 2016. PMF (1st, 4th, 4th, and 3rd quartiles), RMC (2nd, 4th, 4th, and 4th quartiles), and ROH (2nd, 4th, 4th, and 3rd quartiles) demonstrated similar performance patterns in the Morningstar Small Blend category for the 1-year, 3-year, 5-year, and 10-year periods ended December 31, 2016.
Royce Total Return Fund (“RTR”) notably differed from the above-referenced trend, with its Sharpe Ratio ranking in the 1st, 2nd, 2nd, and 1st quartiles in the Morningstar Small Blend category for the 1-year, 3-year, 5-year, and 10-year periods, respectively, ended December 31, 2016.
Royce Premier Fund (“RPR”), Royce Special Equity Fund (“RSE”), and Royce Dividend Value Fund (“RDV”) exhibited slightly different risk-adjusted performance patterns in their respective Morningstar categories during the relevant periods. These Funds produced stronger 1-year relative performance (RPR and RSE: 1st quartile; RDV: 2nd quartile), weaker 3-year relative performance (RPR and RSE: 3rd quartile; RDV: 4th quartile), weaker 5-year relative performance (RPR, RSE, and RDV: 4th quartile), and stronger 10-year relative performance (RPR and RDV: 2nd quartile; RSE: 1st quartile).
Royce Global Financial Services Fund (“RFS”) also differed from the above-referenced trends, with its Sharpe Ratio ranking in the 3rd, 4th, 3rd, and 1st quartiles in its Morningstar category for the 1-year, 3-year, 5-year, and 10-year periods, respectively, ended December 31, 2016.
Royce Low-Priced Stock Fund (“RLP”), Royce Small-Cap Value Fund (“RVV”), Royce Smaller-Companies Growth Fund (“RVP”), and Royce Opportunity Fund (“ROF”) exhibited weaker relative risk-adjusted performance in their respective Morningstar categories on a short-term, medium-term, and longer-term basis. For example, the Sharpe Ratio for RVP ranked in the 3rd, 3rd, 4th, and 4th quartiles in the Morningstar Small Growth category for the 1-year, 3-year, 5-year, and 10-year periods, respectively, ended December 31, 2016 while the Sharpe Ratio for ROF ranked in the 3rd, 4th, 4th, and 4th quartiles in the Morningstar Small Value category for the 1-year, 3-year, 5-year, and 10-year periods, respectively, ended December 31, 2016. The Board noted that RLP’s past over-weightings in materials companies, particularly Canadian gold and silver mining companies, and its underweighting of financials in 2016, contributed to its Sharpe Ratio ranking in the 4th quartile in the Morningstar Small Blend category for the 1-year, 3-year, 5-year, and 10-year periods ended December 31, 2016. The Board further noted that RVV’s overweight position and poor stock selection in the consumer discretionary sector along with a significant allocation to cash during 2016 contributed to its Sharpe Ratio ranking in the 4th, 3rd, 4th, and 4th quartiles in the Morningstar Small Value category for the 1-year, 3-year, 5-year, and 10-year periods, respectively, ended December 31, 2016.
Royce International Micro-Cap Fund (“RMI”), Royce International Premier Fund (“RIP”), Royce Micro-Cap Opportunity Fund (“ROS”), and Royce Special Equity Multi-Cap Fund (“RSM”) have been in existence for less than 10 years and demonstrated disparate performance patterns. RMI and RIP produced stronger 1-year relative performance (RMI: 1st quartile; RIP: 2nd quartile), stronger 3-year relative performance (RMI and RIP: 1st quartile), and weaker 5-year relative performance (RMI: 4th quartile; RIP: 3rd quartile) in their respective Morningstar categories. ROS and RSM, on the other hand, exhibited weaker relative risk-adjusted performance in their respective Morningstar categories for the 1-year (ROS: 3rd quartile; RSM: 4th quartile), 3-year (ROS and RSM: 4th quartile), and 5-year (ROS and RSM: 4th quartile) periods ended December 31, 2016. The Board noted that even though RMI, RIP, ROS, and RSM now have more than 5 years of performance, R&A’s general process of investing net inflows over longer periods of time contributed to larger cash positions and market lagging performance for most of these Funds in their initial periods of operation.
The Board also noted that the peer groups included in the Morningstar materials for a number of Funds may not be appropriate for performance comparisons and that R&A had augmented the Morningstar data provided to the Board throughout the years by including performance information for other funds that R&A believes are more comparable to those Funds.
In addition to the risk–adjusted performance of each Fund, the Board also reviewed and considered the absolute total returns for each Fund, down market performance and, for Funds in existence for such periods, long-term performance records over periods of 10 years or longer. The Board also considered it important to look beyond the current snapshot of performance as of December 31, 2016 and therefore examined extended performance histories for each Fund using monthly rolling average return periods through March 31, 2017. The Board also noted that many of the Funds outperformed their respective benchmarks for at least a majority of the monthly rolling average annual return periods during the 3-year, 5-year, and 10-year periods ended March 31, 2017.
The Board noted that R&A manages a number of funds that invest in micro-cap, small-cap, and mid-cap issuers, many of which had outperformed their benchmark indexes and their competitors during the periods prior to the U.S. Federal Reserve’s near zero interest rate policy and related market interventions as well as in 2016 as referenced above. Although the Board recognized that past performance is not necessarily an indicator of future results, it found that R&A had the necessary qualifications, experience and track record in managing equity mutual funds to manage each Fund. The Board determined that R&A continued to be an appropriate investment adviser for each Fund and concluded that the performance of PMF supported the approval of the continuance of its existing Investment Advisory Agreement and that the performance of each Fund other than PMF supported the approval of its amended and restated Investment Advisory Agreement.

Cost of the services provided and profits realized by R&A from its relationship with each Fund:
The Board considered the cost of the services provided by R&A and the profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The Board noted that at times in the past R&A had closed certain of the Funds to new investors because of the rate of growth in Fund assets. The Board also noted that certain Funds were not profitable to R&A during the year ended December 31, 2016. The Board concluded that R&A’s profits with respect to each Fund that was profitable were reasonable in relation to the nature and quality of services provided.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale:
The Board considered whether there have been economies of scale in respect of the management of each Fund, whether each Fund has appropriately benefited from any economies of scale and whether

The Royce Funds 2017 Semiannual Report to Shareholders | 129

Board Approval of Investment Advisory Agreements (concluded)

there is potential for realization of any further economies of scale. The Board noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The Board noted that in 2004 breakpoints were added to the investment advisory fees for all of the then-existing Funds except PMF (PMF’s fee schedule already had breakpoints) and that the investment advisory fees for all Funds organized since 2004 included breakpoints. The Board also noted the new proposed lower asset breakpoints for each Fund other than PMF. The Board concluded that the current fee structure for PMF and the new proposed fee structure for each Fund other than PMF were reasonable and that the relevant shareholders sufficiently participated in economies of scale.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients:
The Board reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in micro-, small-, and mid-cap stocks, as provided by Morningstar. The Board noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to which entity is responsible for particular types of expenses. The Board noted that the net expense ratio for ROS ranked within the 1st quintile among its Morningstar peers while the net expense ratios for PMF and RIP fell within the 2nd quintile among their respective Morningstar peers. The Board further noted that the net expense ratios for RHF, RDV, and RFS ranked within the middle quintile among their respective Morningstar peers.
Although the net expense ratio for the oldest share class for each of RPR (1.16%), RTR (1.19%), ROF (1.19%), RSE (1.17%), RVV (1.48%), ROH (1.49%), and RSM (1.23%) ranked within the 4th quintile among their respective Morningstar peers, the trustees noted that such expense ratios were not significantly higher than their respective peer group medians (e.g., RPR and RSM: 7 basis points higher than their respective peer group medians; RSE: 8 basis points higher than its peer group median; ROF: 9 basis points higher than its peer group median; RTR and RVV: 12 basis points higher than their respective peer group medians; and ROH: 14 basis points higher than its peer group median). The Board also noted that the oldest share class for RVV, ROH, and RSM is the Service Class, which includes a 0.25% Rule 12b-1 fee. This makes comparisons to peers more difficult for these Funds. Overall, the trustees believed that the net expense ratios for these 4th quintile Funds were reasonable in light of the average expense ratio of 1.41% for the 110 small-cap funds in the Morningstar small-cap category (oldest share class only, non-institutional, non-index, non-ETF funds with Rule 12b-1 fees of 0.25%).
The Board noted that the remaining Funds (i.e., RMC, RLP, RVP, and RMI) had 5th quintile net expense ratios among their Morningstar peers. Although these rankings can be attributed in large part to the investment advisory fees for the Funds, such fees are consistent with those of other R&A-advised open-end funds. With respect to RMC, the trustees noted that its net expense ratio of 1.48% was 22 basis points higher than its peer group median but only 1 basis point higher than the average net expense ratio for the 44 non-institutional, non-ETF domestic funds with weighted average market capitalizations of less than $1 billion within the Morningstar peer group. With respect to RLP, the trustees noted that its net expense ratio of 1.49% was 14 basis points higher than its peer group median but only 8 basis points higher than the 1.41% average for the 110 small-cap funds in the Morningstar small-cap category (oldest share class only, non-institutional, non-index, non-ETF funds with Rule 12b-1 fees of 0.25%). With respect to RVP, the trustees noted that its net expense ratio of 1.49% was 27 basis points higher than its peer group median but only 8 basis points higher than the 1.41% average for the 110 small-cap funds in the Morningstar small-cap category (oldest share class only, non-institutional, non-index, non-ETF funds with Rule 12b-1 fees of 0.25%). With respect to RMI, the trustees noted that its net expense ratio of 1.64% was 14 basis points higher than the median for its 8-fund peer group. The Board also noted that RMC, RLP, RVP, and RMI had the 3rd-lowest, 3rd-lowest, tied for 2nd-lowest, and lowest weighted average market capitalizations, respectively, in their Morningstar peer groups. After taking into consideration that the level of work necessary to invest in domestic and/or international micro-cap and small-cap equity securities is significantly greater than that necessary to invest in larger-cap securities, the Board noted that the basis point differentials in investment advisory fees, which in large measure give rise to the generally higher net expense ratios for RMC, RLP, RVP, and RMI, were appropriate for those Funds.
The Board also noted that R&A manages each Fund in an active fashion. The industry accepted metric for measuring how actively an equity portfolio is managed is called “active share.” In particular, active share measures how much the holdings of an equity portfolio differ from the holdings of its appropriate passive benchmark index. At the extremes, a portfolio with no holdings in common with the benchmark would have 100% active share, while a portfolio that is identical to the benchmark would have 0% active share. R&A presented a chart to the Board which demonstrated that mutual funds with high active share scores had higher expense ratios than mutual funds with lower active share scores due to the resources required for the active management of those funds. The Board noted that, for the year ended December 31, 2016, PMF and RMC had active shares of 88% and 89%, respectively, four Funds had active shares between 90% and 94%, and 11 Funds had active shares of 95% or greater.
The Board further noted that R&A has waived, both during the year ended December 31, 2016 and during earlier periods, investment advisory fees for numerous Funds in order to maintain expense ratios at competitive levels and acknowledged R&A’s intention to continue this expense limitation practice. In particular, R&A waived its entire investment advisory fee for RMI in 2016. The Board noted that the contractual investment advisory fee rates for RDV and RHF had been reduced as of May 1, 2016 to be more competitive with those of their respective peers. The Board also noted the new proposed lower asset breakpoints for each Fund other than PMF. The Board also considered fees charged by R&A to institutional and other clients and noted that, given the greater levels of services that R&A provides to registered investment companies such as the Funds as compared to other accounts, each Fund’s advisory fees compared favorably to these other accounts.
No single factor was cited as determinative to the decision of the trustees. Rather, after weighing all of the considerations and conclusions discussed above, the entire Board, including all the non-interested trustees, determined to approve the continuation of the existing Investment Advisory Agreement for PMF, and determined to approve each amended and restated Investment Advisory Agreement with the lower asset breakpoints for each Fund other than PMF, concluding that a contract continuation on the existing terms for PMF, and that contract approvals on the amended terms for all of the Funds other than PMF, were in the best interests of the shareholders of the respective Funds and that each Fund’s investment advisory fee rate was reasonable in relation to the services provided.

130 | The Royce Funds 2017 Semiannual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2017, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2017 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.
All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell 2500 is an unmanaged, capitalization-weighted index of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The Russell Global ex-U.S. Large Cap Index is an index of global large-cap stocks, excluding the United States. The S&P 500 is an index of U.S. large-cap stocks, selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The Nasdaq 100 is an index of the 100 largest and most active non-financial domestic and international issues listed on the Nasdaq stock exchange. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information.
The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. For the Morningstar Small Blend Category: © 2017 Morningstar. All Rights Reserved. The information regarding the category in this piece is: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Investments in foreign securities, which generally may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) A Fund that invests a significant portion of its assets in a limited number of stocks may be subject to considerably more risk than a more broadly diversified Fund because a decline in the value of any of these stocks would cause that Fund’s overall value to decline to a greater degree. A broadly diversified portfolio does not, however, ensure a profit for a Fund or guarantee against loss. Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling (800) 221-4268 or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, LLC.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make, the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.
The Royce Funds 2017 Semiannual Report to Shareholders | 131

Notes to Performance and Other Important Information (continued)

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www. sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly and are available at www.roycefunds.com.

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Unparalleled Knowledge + Experience
Pioneers in small-cap investing, with 40+ years of experience, depth of knowledge, and focus.

Independent Thinking
The confidence to go against consensus, the insight to uncover opportunities others might miss, and the tenacity to stay the course through market cycles.
GENERAL INFORMATION General Royce Funds information including: • How to open an account • An overview of our firm and Funds • Ordering literature including Prospectuses (800) 221-4268

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Item 2. Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants. Not Applicable.

Item 6. Investments.
(a) See Item 1.

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits. Attached hereto.
(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY:	/c/ Christopher D. Clark

Christopher D. Clark
President

Date: August 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND		THE ROYCE FUND

BY:	/c/ Christopher D. Clark	BY:	/s/ Peter K. Hoglund

	Christopher D. Clark		Peter K. Hoglund
	President		Chief Financial Officer

Date: August 29, 2017		Date: August 29, 2017